UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Stephen M. Benham

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2006 through April 30, 2007 for all funds except for JPMorgan International Realty Fund which is November 30, 2006 through April 30, 2007, JPMorgan China Region Fund, JPMorgan Latin America Fund and JPMorgan Russia Fund which are February 28, 2007 through April 30, 2007 and JPMorgan Global Focus Fund, JPMorgan International Currency Income Fund, JPMorgan Strategic Appreciation Fund and JPMorgan Strategic Preservation Fund which are March 30, 2007 through April 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

JPMorgan Funds

Tax Aware

Funds

JPMorgan Tax Aware Core Equity Fund
JPMorgan Tax Aware Diversified Equity Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Tax Aware Core Equity Fund	2
JPMorgan Tax Aware Diversified Equity Fund	4
Schedules of Portfolio Investments	6
Financial Statements	11
Financial Highlights	14
Notes to Financial Statements	16
Trustees	21
Officers	23
Schedule of Shareholder Expenses	24

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to a Fund’s prospectus for a discussion of a Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 11, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for certain JPMorgan Tax Aware Funds. Inside, you’ll find information detailing the performance of the Funds for the six months ended April 30, 2007, along with reports from the portfolio managers.

“We foresee another year of positive performance; however, high-single-digit to low-double-digit returns are more likely for 2007, as the current business cycle continues to mature.”

Stocks overcome strong downturn

Despite a severe yet short correction, the U. S. stock market ended the six-month period with a robust gain of 8.60% (S&P 500 Index). Mid-cap stocks fared even better, with the Russell Midcap Index returning 12.24%, but small-cap stocks lagged its counterparts, with the Russell 2000 Index returning 6.88%.

A generally optimistic tone propelled stocks higher throughout the first four months of the period. But in late February, a sharp pullback in Chinese stocks — combined with a downward revision in fourth-quarter gross domestic product (GDP) and remarks from former Federal Reserve (Fed) Chairman Alan Greenspan about a potential U.S. recession — triggered a massive sell-off of U.S. stocks, with the S&P 500 Index losing 3.5% of its value in a single day (February 27).

Nevertheless, the correction was short-lived and had little lasting impact. By mid-March, stocks had resumed their ascent, which continued with few interruptions through the end of April. The catalyst for renewed optimism was the Federal Open Market Committee’s March policy statement, which indicated that the Fed would insure against downside risks to U.S. growth. Once again, stocks rallied strongly, as slowdown fears abated, inflation pressures leveled off and private equity money poured into the markets.

Strong earnings support stocks

Stocks also benefited from stronger-than-expected first-quarter corporate earnings growth, which outweighed the impact of disappointing first-quarter GDP data.

Robust export earnings and continued consumer spending growth (despite the weak housing market) delivered corporate earnings growth well ahead of expectations.

In addition, valuations seemed fair in the large-cap sector, particularly as most investors anticipate an interest rate cut from the Fed later this year. At the end of April, U.S. stocks were trading with a prospective price/earnings ratio of 15.6, below their 10-year average of 18.9.

Outlook remains positive, but subdued

Although stock markets have powered higher since February’s sell-off, we do not expect the upward trend to continue indefinitely. We foresee another year of positive performance; however, high-single-digit to low-double-digit returns are more likely for 2007, as the current business cycle continues to mature. Despite surprisingly positive first-quarter earnings, full-year earnings forecasts remain at approximately 7%, which should provide an anchor for market return expectations, assuming no multiple expansion or compression.

Furthermore, the long-standing resiliency of the U.S. consumer is likely to come under additional pressure in the months ahead. The aggregate housing sector imbalance, aggravated by rising foreclosure rates in the subprime market, continues to exert downward pressure on home prices and constrain overall wealth. In addition, the 33% drop in housing starts since the beginning of last year will likely exact a further toll on employment directly tied to the sector, which only has dropped approximately 3% over the same period.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   1

JPMorgan Tax Aware Core Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 3, 2006
Fiscal Year End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$163,124
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Core Equity Fund, which seeks to provide high after tax total return from a portfolio of selected equity securities, returned 7.39%* (Select Class Shares) over the six months ended April 30, 2007, compared to the 8.60% return for the S&P 500 Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the industrial cyclical, health services and systems, and telecommunication sectors. At the individual stock level, Amgen Inc. was among the detractors from performance because of disappointing results from clinical trials for cancer drugs Vectibix and Aranesp. The company’s shares were further depressed after investors reacted negatively to lowered 2007 guidance. Motorola Inc. was another top detractor, as the company failed to create a successor phone that could eclipse the achievements of the RAZR. As a consequence, the company posted negative results after consecutive years of outperformance due to narrowed profit margins on handsets. Comcast Corp. also hurt returns, as investors were concerned about higher-than-expected capital expenditure guidance.

On the positive side, stock selection in the retail, consumer staples and semiconductor sectors helped returns. At the individual stock level, McDonald’s Corp. was a top contributor to performance after consistently reporting same-store sales that exceeded consensus expectations. The company’s earnings growth was driven by margin expansion throughout Europe and the refranchising of Latin American stores as the company continued its portfolio restructuring. Safeway Inc. was another contributor, as the company continued its recent momentum, posting its best first-quarter results since 2001. The company beat consensus estimates over recent quarters, driven by accelerated growth in same-store sales and improved gross margins. The company continued to introduce new products and expand into international markets. Johnson Controls Inc. also helped returns, as the company continued to diversify its automotive business with successful acquisitions in climate control and battery technology. The company reported earnings that surpassed Wall Street expectations, which reflected strong growth and integration of its recent acquisition.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund seeks to exploit mispriced stocks, which are cheap relative to fair value, and to avoid owning expensive stocks. The Fund is positioned based on our bottom-up approach to stock selection and is constructed to optimize use of the information advantage in our equity research. We continue to seek to provide high total return while being sensitive to the impact of capital gains taxes on investors’ returns.

PORTFOLIO COMPOSITION***

Financials	21.5%
Information Technology	17.5
Health Care	13.0
Consumer Discretionary	11.6
Industrials	11.1
Consumer Staples	9.1
Energy	9.0
Utilities	2.9
Telecommunication Services	2.5
Materials	1.4
Short-Term Investment	0.4

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Microsoft Corp.	3.7%
2.	Citigroup, Inc.	3.5
3.	Wal-Mart Stores, Inc.	2.7
4.	Exxon Mobil Corp.	2.7
5.	Bank of America Corp.	2.5
6.	Pfizer, Inc.	2.4
7.	Hewlett-Packard Co.	2.4
8.	Cisco Systems, Inc.	2.4
9.	Altria Group, Inc.	2.1
10.	Time Warner, Inc.	2.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of April 30, 2007. The Fund’s composition is subject to change.

2   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
SELECT CLASS SHARES	2/3/2006	14.69%	15.86%

LIFE OF FUND PERFORMANCE (2/03/06 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 3, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Core Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from February 3, 2006 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   3

JPMorgan Tax Aware Diversified Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 3, 2006
Fiscal Year End	October 31
Net Assets as of 4/30/07 (In Thousands)	$219,561
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Diversified Equity Fund, which seeks to provide high after tax total return through capital appreciation and growth of income from a portfolio of selected equity securities of large and medium U.S. companies, returned 8.96%* (Select Class Shares) over the six months ended April 30, 2007, compared to the 8.60% return for the S&P 500 Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the semiconductor, consumer cyclical and basic materials sectors. At the individual stock level, United States Steel Corp. was among the contributors to performance, as takeover speculation led investors to believe that the company was a prime acquisition target in the consolidating steel industry. The company’s earnings proved surprisingly resilient by regularly beating analysts’ estimates. Schering-Plough Corp. was another top contributor. The company’s shares enjoyed a solid run-up in April after it posted better-than-expected first-quarter earnings, boosted by strong sales in a number of its drug franchises and reduced manufacturing costs. Johnson Controls Inc. also helped returns, as the company continued to diversify its automotive business with successful acquisitions in climate control and battery technology. The company reported earnings that surpassed Wall Street expectations, which reflected strong growth and integration of its recent acquisition.

On the negative side, stock selection in the capital markets, industrial cyclical and energy sectors hurt returns. At the individual stock level, Amgen Inc. was among the detractors from performance because of disappointing results from clinical trials for its cancer drugs Vectibix and Aranesp. The company’s shares were further depressed after investors reacted negatively to lowered 2007 guidance. Bank of America Corp. was another detractor due to the company’s weaker-than-expected results, which contributed toward its inability to weather the market decline in February. Procter & Gamble Co. also hurt returns, as investors focused on its organic sales growth, which management reported at the lower end of guidance.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund continues to avoid the most overvalued stocks in the market while focusing on the most undervalued securities, based on our bottom-up approach to stock selection. We continue to search for companies with strong fundamentals. Our approach toward tax minimization requires the evaluation of whether a new stock’s higher expected return will compensate for the tax cost of selling an existing holding.

PORTFOLIO COMPOSITION***

Financials	21.1%
Information Technology	14.7
Health Care	13.3
Consumer Discretionary	11.4
Industrials	9.9
Energy	9.8
Consumer Staples	8.3
Utilities	3.9
Telecommunication Services	3.7
Materials	3.6
Short-Term Investment	0.3

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.4%
2.	Procter & Gamble Co.	3.2
3.	Citigroup, Inc.	2.9
4.	Bank of America Corp.	2.7
5.	Altria Group, Inc.	2.2
6.	Cisco Systems, Inc.	2.1
7.	International Business Machines Corp.	1.9
8.	General Electric Co.	1.9
9.	AT&T, Inc.	1.9
10.	Goldman Sachs Group, Inc. (The)	1.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based on total investments as of April 30, 2007. The Fund’s composition is subject to change.

4   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
SELECT CLASS SHARES	2/3/2006	15.72%	15.85%

LIFE OF FUND PERFORMANCE (2/03/06 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 3, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Diversified Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from February 3, 2006 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   5

JPMorgan Tax Aware Core Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.6%
	Common Stocks — 99.6%
	Aerospace & Defense — 4.6%
26	Boeing Co.	2,425
49	Raytheon Co.	2,602
37	United Technologies Corp.	2,493
		7,520
	Air Freight & Logistics — 0.8%
13	FedEx Corp.	1,354
	Auto Components — 1.4%
23	Johnson Controls, Inc.	2,326
	Beverages — 1.3%
22	Coca-Cola Co. (The)	1,126
10	Molson Coors Brewing Co., Class B	924
		2,050
	Biotechnology — 1.0%
26	Amgen, Inc. (a)	1,663
	Capital Markets — 2.6%
7	Goldman Sachs Group, Inc. (The)	1,463
23	Morgan Stanley	1,918
49	TD AMERITRADE Holding Corp. (a)	835
		4,216
	Chemicals — 1.4%
35	Praxair, Inc.	2,237
	Commercial Banks — 2.3%
43	U.S. Bancorp	1,472
42	Wachovia Corp.	2,351
		3,823
	Communications Equipment — 4.8%
145	Cisco Systems, Inc. (a)	3,874
93	Corning, Inc. (a)	2,215
40	QUALCOMM, Inc.	1,768
		7,857
	Computers & Peripherals — 6.2%
8	Apple, Inc. (a)	774
99	Dell, Inc. (a)	2,488
92	Hewlett-Packard Co.	3,883
30	International Business Machines Corp.	3,017
		10,162
	Consumer Finance — 2.5%
34	American Express Co.	2,090
26	Capital One Financial Corp.	1,931
		4,021
	Diversified Financial Services — 6.7%
82	Bank of America Corp.	4,151
19	CIT Group, Inc.	1,146
105	Citigroup, Inc.	5,654
		10,951
	Diversified Telecommunication Services — 1.7%
72	Verizon Communications, Inc.	2,738
	Electric Utilities — 2.9%
26	American Electric Power Co., Inc.	1,281
61	Duke Energy Corp.	1,249
40	Edison International	2,119
		4,649
	Energy Equipment & Services — 1.4%
9	Baker Hughes, Inc.	740
20	Schlumberger Ltd.	1,495
		2,235
	Food & Staples Retailing — 3.9%
31	CVS/Caremark Corp.	1,113
22	Safeway, Inc.	784
93	Wal-Mart Stores, Inc.	4,459
		6,356
	Food Products — 0.7%
34	Kraft Foods, Inc., Class A	1,131
	Health Care Equipment & Supplies — 0.7%
21	Baxter International, Inc.	1,213
	Health Care Providers & Services — 3.2%
44	Cardinal Health, Inc.	3,050
27	WellPoint, Inc. (a)	2,167
		5,217
	Hotels, Restaurants & Leisure — 3.4%
63	McDonald’s Corp.	3,023
29	Royal Caribbean Cruises Ltd.	1,224
37	Wyndham Worldwide Corp. (a)	1,287
		5,534
	Household Products — 1.1%
27	Procter & Gamble Co.	1,747
	Industrial Conglomerates — 2.9%
86	General Electric Co.	3,166
46	Tyco International Ltd. (Bermuda)	1,490
		4,656

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — 5.6%
32	Allstate Corp. (The)	2,007
13	AMBAC Financial Group, Inc.	1,198
57	Genworth Financial, Inc.	2,094
19	Hartford Financial Services Group, Inc.	1,890
37	Travelers Cos., Inc. (The)	2,023
		9,212
	Internet Software & Services — 1.3%
74	Yahoo!, Inc. (a)	2,083
	Machinery — 1.0%
33	Dover Corp.	1,600
	Media — 4.8%
117	Comcast Corp., Special Class A (a)	3,079
63	News Corp., Class A	1,411
2	News Corp., Class B	48
158	Time Warner, Inc.	3,266
		7,804
	Multiline Retail — 0.9%
18	J.C. Penney Co., Inc.	1,460
	Oil, Gas & Consumable Fuels — 7.6%
26	Chevron Corp.	2,038
14	Devon Energy Corp.	1,009
130	El Paso Corp.	1,945
56	Exxon Mobil Corp.	4,434
8	Marathon Oil Corp.	790
43	Occidental Petroleum Corp.	2,202
		12,418
	Pharmaceuticals — 8.1%
27	Abbott Laboratories	1,543
13	Johnson & Johnson	811
62	Merck & Co., Inc.	3,195
148	Pfizer, Inc.	3,917
13	Sepracor, Inc. (a)	680
56	Wyeth	3,116
		13,262
	Road & Rail — 1.8%
54	Norfolk Southern Corp.	2,878
	Semiconductors & Semiconductor Equipment — 0.7%
32	Linear Technology Corp.	1,188
	Software — 4.5%
201	Microsoft Corp.	6,026
72	Oracle Corp. (a)	1,354
		7,380
	Specialty Retail — 1.1%
47	Home Depot, Inc.	1,779
	Thrifts & Mortgage Finance — 1.8%
35	Freddie Mac	2,244
17	Washington Mutual, Inc.	719
		2,963
	Tobacco — 2.1%
49	Altria Group, Inc.	3,399
	Wireless Telecommunication Services — 0.8%
66	Sprint Nextel Corp.	1,316

	Total Common Stocks (Cost $113,769)	162,398
Short-Term Investment — 0.4%
	Investment Company — 0.4%
724	JPMorgan Prime Money Market Fund (b) (m) (Cost $724)	724
	Total Investments — 100.0% (Cost $114,493)	163,122
	Other Assets in Excess of Liabilities — 0.0% (g)	2
	NET ASSETS — 100.0%	$163,124

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   7

JPMorgan Tax Aware Diversified Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.6%
	Common Stocks — 99.6%
	Aerospace & Defense — 4.1%
18	Lockheed Martin Corp.	1,712
35	Northrop Grumman Corp.	2,576
24	Raytheon Co.	1,301
52	United Technologies Corp.	3,516
		9,105
	Auto Components — 1.3%
29	Johnson Controls, Inc.	2,939
	Beverages — 1.1%
38	PepsiCo, Inc.	2,507
	Biotechnology — 1.9%
28	Amgen, Inc. (a)	1,822
28	Gilead Sciences, Inc. (a)	2,318
		4,140
	Capital Markets — 3.5%
16	E*Trade Financial Corp. (a)	345
19	Goldman Sachs Group, Inc. (The)	4,052
5	Merrill Lynch & Co., Inc.	413
15	Morgan Stanley	1,251
23	State Street Corp.	1,583
		7,644
	Chemicals — 1.8%
12	Air Products & Chemicals, Inc.	952
7	Dow Chemical Co. (The)	312
6	PPG Industries, Inc.	420
22	Praxair, Inc.	1,406
16	Rohm & Haas Co.	829
		3,919
	Commercial Banks — 3.7%
9	Comerica, Inc.	539
2	Compass Bancshares, Inc.	164
90	U.S. Bancorp	3,100
33	Wachovia Corp.	1,846
70	Wells Fargo & Co.	2,496
		8,145
	Communications Equipment — 5.3%
175	Cisco Systems, Inc. (a)	4,670
120	Corning, Inc. (a)	2,842
5	Juniper Networks, Inc. (a)	117
27	Motorola, Inc.	466
83	QUALCOMM, Inc.	3,649
		11,744
	Computers & Peripherals — 3.5%
54	Hewlett-Packard Co.	2,264
41	International Business Machines Corp.	4,221
12	NCR Corp. (a)	594
116	Sun Microsystems, Inc. (a)	603
		7,682
	Consumer Finance — 1.1%
32	Capital One Financial Corp.	2,412
	Containers & Packaging — 0.2%
8	Temple-Inland, Inc.	481
	Diversified Financial Services — 6.2%
118	Bank of America Corp.	5,981
22	CIT Group, Inc.	1,310
120	Citigroup, Inc.	6,426
		13,717
	Diversified Telecommunication Services — 3.2%
107	AT&T, Inc.	4,135
3	Embarq Corp.	166
71	Verizon Communications, Inc.	2,707
		7,008
	Electric Utilities — 1.3%
8	American Electric Power Co., Inc.	387
25	Edison International	1,309
6	FPL Group, Inc.	413
17	Pinnacle West Capital Corp.	801
		2,910
	Energy Equipment & Services — 1.4%
15	Baker Hughes, Inc.	1,177
10	Cameron International Corp. (a)	670
1	GlobalSantaFe Corp.	89
15	Schlumberger Ltd.	1,107
		3,043
	Food & Staples Retailing — 0.9%
43	Wal-Mart Stores, Inc.	2,066
	Food Products — 0.9%
8	Archer-Daniels-Midland Co.	317
48	Kraft Foods, Inc., Class A	1,595
		1,912
	Health Care Equipment & Supplies — 1.0%
28	Baxter International, Inc.	1,588
5	Becton, Dickinson & Co.	407
6	Biomet, Inc.	242
		2,237

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — 3.5%
51	Aetna, Inc.	2,382
15	Cigna Corp.	2,346
5	McKesson Corp.	318
34	WellPoint, Inc. (a)	2,649
		7,695
	Hotels, Restaurants & Leisure — 1.8%
26	Carnival Corp.	1,259
9	Hilton Hotels Corp.	317
35	McDonald’s Corp.	1,682
4	Starwood Hotels & Resorts Worldwide, Inc.	253
7	Yum! Brands, Inc.	450
		3,961
	Household Durables — 0.4%
19	Centex Corp.	834
	Household Products — 3.2%
108	Procter & Gamble Co.	6,958
	Independent Power Producers & Energy Traders — 0.2%
4	Constellation Energy Group, Inc.	338
	Industrial Conglomerates — 3.1%
113	General Electric Co.	4,150
83	Tyco International Ltd. (Bermuda)	2,710
		6,860
	Insurance — 4.8%
2	Allstate Corp. (The)	127
27	AMBAC Financial Group, Inc.	2,451
18	American International Group, Inc.	1,240
12	Assurant, Inc.	711
14	Genworth Financial, Inc.	518
23	Hartford Financial Services Group, Inc.	2,330
16	MBIA, Inc.	1,096
13	MetLife, Inc.	867
4	Protective Life Corp.	198
18	Travelers Cos., Inc. (The)	955
		10,493
	Internet Software & Services — 1.5%
43	eBay, Inc. (a)	1,474
4	Google, Inc., Class A (a)	1,732
		3,206
	Machinery — 1.2%
5	Danaher Corp.	365
1	Deere & Co.	71
19	Eaton Corp.	1,739
8	Illinois Tool Works, Inc.	427
		2,602
	Media — 3.4%
5	CBS Corp., Class B	145
33	Comcast Corp., Special Class A (a)	871
16	DIRECTV Group, Inc. (The) (a)	383
1	Idearc, Inc.	19
172	News Corp., Class A	3,850
27	Time Warner, Inc.	560
5	Viacom, Inc., Class B (a)	219
41	Walt Disney Co. (The)	1,430
		7,477
	Metals & Mining — 1.6%
28	Alcoa, Inc.	994
24	United States Steel Corp.	2,436
		3,430
	Multi-Utilities — 2.4%
24	CMS Energy Corp.	451
17	Dominion Resources, Inc.	1,536
45	PG&E Corp.	2,259
40	Xcel Energy, Inc.	964
		5,210
	Multiline Retail — 2.3%
16	Federated Department Stores, Inc.	692
20	J.C. Penney Co., Inc.	1,551
7	Kohl’s Corp. (a)	515
39	Target Corp.	2,291
		5,049
	Oil, Gas & Consumable Fuels — 8.4%
14	Anadarko Petroleum Corp.	648
47	Chevron Corp.	3,633
30	ConocoPhillips	2,053
35	Devon Energy Corp.	2,524
120	Exxon Mobil Corp.	9,564
		18,422
	Pharmaceuticals — 6.9%
40	Abbott Laboratories	2,270
17	Johnson & Johnson	1,066
59	Merck & Co., Inc.	3,030
91	Pfizer, Inc.	2,419
68	Schering-Plough Corp.	2,146
16	Sepracor, Inc. (a)	869
59	Wyeth	3,280
		15,080

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   9

JPMorgan Tax Aware Diversified Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — 0.7%
21	Host Hotels & Resorts, Inc.	548
15	ProLogis	965
		1,513
	Road & Rail — 1.5%
10	Burlington Northern Santa Fe Corp.	875
30	CSX Corp.	1,281
23	Norfolk Southern Corp.	1,214
		3,370
	Semiconductors & Semiconductor Equipment — 1.5%
71	Altera Corp. (a)	1,605
19	Broadcom Corp., Class A (a)	629
27	Intel Corp.	583
10	Intersil Corp., Class A	298
7	Linear Technology Corp.	255
		3,370
	Software — 2.9%
122	Microsoft Corp.	3,665
148	Oracle Corp. (a)	2,781
		6,446
	Specialty Retail — 0.9%
10	Abercrombie & Fitch Co.	791
17	Bed Bath & Beyond, Inc. (a)	685
20	Lowe’s Cos., Inc.	616
		2,092
	Textiles, Apparel & Luxury Goods — 1.2%
8	Coach, Inc. (a)	366
42	Nike, Inc., Class B	2,279
		2,645
	Thrifts & Mortgage Finance — 1.1%
51	Countrywide Financial Corp.	1,905
4	Fannie Mae	206
5	Washington Mutual, Inc.	208
		2,319
	Tobacco — 2.2%
69	Altria Group, Inc.	4,746
	Wireless Telecommunication Services — 0.5%
8	American Tower Corp., Class A (a)	288
36	Sprint Nextel Corp.	713
		1,001
	Total Common Stocks (Cost $115,718)	218,728

NO. OF WARRANTS
	Warrant — 0.0% (g)
	Communications Equipment — 0.0% (g)
—(h)	Alcatel-Lucent, expiring 12/10/07 (a) (Cost $0)	—	(h)
	Total Long-Term Investments (Cost $115,718)	218,728

SHARES
Short-Term Investment — 0.3%
	Investment Company — 0.3%
706	JPMorgan Prime Money Market Fund (b) (Cost $706)	706
	Total Investments — 99.9% (Cost $116,424)	219,434
	Other Assets in Excess of Liabilities — 0.1%	127
	NET ASSETS — 100.0%	$219,561

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)—	Non-incoming producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands, except per share amounts)

	Tax Aware Core Equity Fund		Tax Aware Diversified Equity Fund
ASSETS:
Investments in non-affiliates, at value	$162,398		$218,728
Investments in affliates, at value	724		706
Total investment securities, at value	163,122		219,434
Receivables:
Investment securities sold	946		155
Interest and dividends	95		157
Total Assets	164,163		219,746

LIABILITIES:
Payables:
Fund shares redeemed	855		10
Accrued liabilities:
Investment advisory fees	61		63
Administration fees	8		16
Shareholder servicing fees	34		9
Custodian and accounting fees	9		11
Trustees’ and Officers’ fees	—	(a)	—	(a)
Other	72		76
Total Liabilities	1,039		185
Net Assets:	$163,124		$219,561

NET ASSETS:
Paid in capital	$88,330		$107,897
Accumulated undistributed (distributions in excess of) net investment income	12		139
Accumulated net realized gains (losses)	26,153		8,515
Net unrealized appreciation (depreciation)	48,629		103,010
Total Net Assets	$163,124		$219,561
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Select Class	10,398		12,701

Net Asset Value:
Select Class — Offering and redemption price per share	$15.69		$17.29

Cost of investments	$114,493		$116,424

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   11

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

	Tax Aware Core Equity Fund		Tax Aware Diversified Equity Fund
INVESTMENT INCOME:
Dividend income	$1,911		$2,061
Dividend income from affiliates (a)	28		20
Total investment income	1,939		2,081

EXPENSES:
Investment advisory fees	429		390
Administration fees	95		112
Shareholder servicing fees	238		279
Custodian and accounting fees	20		12
Professional fees	25		25
Trustees’ and Officers’ fees	1		1
Printing and mailing costs	26		22
Registration and filing fees	1		1
Transfer agent fees	10		10
Interest expense	3		1
Other	—	(b)	1
Total expenses	848		854
Less amounts waived	(36)		(240)
Less earnings credits	—	(b)	—	(b)
Net expenses	812		614
Net investment income (loss)	1,127		1,467

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	26,280		8,352
Change in net unrealized appreciation (depreciation) of investments	(13,408)		9,312
Net realized/unrealized gains (losses)	12,872		17,664
Change in net assets resulting from operations	$13,999		$19,131

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Core Equity Fund		Tax Aware Diversified Equity Fund
	Six Months Ended 4/30/2007 (Unaudited)	Period Ended 10/31/2006 (a)	Six Months Ended 4/30/2007 (Unaudited)	Period Ended 10/31/2006 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,127	$3,202	$1,467	$3,036
Net realized gain (loss)	26,280	126,415	8,352	97,544
Change in net unrealized appreciation (depreciation)	(13,408)	(91,963)	9,312	(69,116)
Change in net assets resulting from operations	13,999	37,654	19,131	31,464

DISTRIBUTIONS TO SHAREHOLDERS:
Select Class
From net investment income	(1,166)	(3,179)	(1,528)	(2,862)
From net realized gains	(25,225)	—	(5,217)	—
Total distributions to shareholders	(26,391)	(3,179)	(6,745)	(2,862)

CAPITAL TRANSACTIONS:
Select Class
Proceeds from shares issued	116	51,457	61	1,091
Subscriptions in-kind (See Note 8)	—	598,899	—	483,730
Dividends reinvested	66	— (b)	—	1
Cost of shares redeemed	(56,927)	(222,138)	(22,827)	(91,356)
Redemptions in-kind (See Note 8)	—	(230,432)	—	(192,127)
Change in net assets from Select Class capital transactions	(56,745)	197,786	(22,766)	201,339

NET ASSETS:
Change in net assets	(69,137)	232,261	(10,380)	229,941
Beginning of period	232,261	—	229,941	—
End of period	$163,124	$232,261	$219,561	$229,941
Accumulated undistributed (distributions in excess of) net investment income	$12	$51	$139	$200

SHARE TRANSACTIONS:
Select Class
Issued	7	3,428	3	71
Subscriptions in-kind (See Note 8)	—	39,927	—	32,249
Reinvested	4	— (b)	—	— (b)
Redeemed	(3,608)	(14,523)	(1,373)	(5,931)
Redemptions in-kind (See Note 8)	—	(14,837)	—	(12,318)
Change in Select Class Shares	(3,597)	13,995	(1,370)	14,071

(a)	Commencement of operations was February 3, 2006.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Select Class

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Aware Core Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	$16.60	$0.09	$1.06	$1.15	$(0.10)	$(1.96)	$(2.06)
February 3, 2006 (d) through October 31, 2006	15.00	0.15	1.59	1.74	(0.14)	—	(0.14)

Tax Aware Diversified Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	16.34	0.11	1.33	1.44	(0.11)	(0.38)	(0.49)
February 3, 2006 (d) through October 31, 2006	15.00	0.17	1.33	1.50	(0.16)	—	(0.16)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$15.69	7.39%	$163,124	0.86	%(e)	1.19%	0.89%	14%
16.60	11.70	232,261	0.85		1.12	0.88	27

17.29	8.96	219,561	0.55		1.32	0.77	3
16.34	10.08	229,941	0.55		1.35	0.79	8

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are two separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Tax Aware Core Equity Fund	Select Class
Tax Aware Diversified Equity Fund	Select Class

No sales charges are assessed with respect to the Select Class Shares.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

C.  Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

D.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

E.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

16   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

F.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for financial statements in the first fiscal period beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Tax Aware Core Equity Fund	0.45%
Tax Aware Diversified Equity Fund	0.35

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months then ended are as follows (amounts in thousands):

Six Months Ended 04/30/07
Tax Aware Core Equity Fund	$1
Tax Aware Diversified Equity Fund	1

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and the money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, under which the Distributor provides certain support services to shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly at an annual fee rate of 0.25% of each Fund’s average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.E.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

E.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Tax Aware Core Equity Fund	0.85%
Tax Aware Diversified Equity Fund	0.70

The contractual expense limitation agreements were in effect for the six months ended April 30, 2007. The expense limitation percentages above are in place until at least February 29, 2008.

For the six months ended April 30, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total
Tax Aware Core Equity Fund	$36	$—	$36
Tax Aware Diversified Equity Fund	—	73	73

	Voluntary Waivers
	Administration	Shareholder Servicing	Total
Tax Aware Diversified Equity Fund	$18	$149	$167

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2007, the Tax Aware Core Equity Fund and Tax Aware Diversified Equity Fund incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Core Equity Fund	$25,857	$106,544
Tax Aware Diversified Equity Fund	6,694	34,824

18   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

During the six months ended April 30, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Core Equity Fund	$114,493	$49,047	$418	$48,629
Tax Aware Diversified Equity Fund	116,424	103,010	—	103,010

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Funds do not have any outstanding borrowings from another fund or from the unsecured, uncommitted credit facility as of April 30, 2007. Average borrowings from another Fund for six months ended April 30, 2007, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Tax Aware Core Equity Fund	$652	14	$1
Tax Aware Diversified Equity Fund	697	4	—	(b)

(b)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

8. Transfers-in-Kind

For the period ended October 31, 2006, certain shareholders of the Funds redeemed Select Class Shares and the Funds paid the redemption proceeds primarily by means of a redemption in-kind of the Funds’ portfolio securities. Cash and portfolio securities were transferred on the dates, at the market values listed, and gains for book purposes which resulted from the redemptions in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
Tax Aware Core Equity Fund	3/22/2006	$1,755	$697	Redemption in-kind
	5/12/2006	228,677	79,577	Redemption in-kind
		$230,432	$80,274

Tax Aware Diversified Equity Fund	3/23/2006	$13,497	$7,119	Redemption in-kind
	4/19/2006	17,016	9,018	Redemption in-kind
	5/5/2006	145,656	69,562	Redemption in-kind
	5/18/2006	15,958	6,465	Redemption in-kind
		$192,127	$92,164

After the close of business on February 3, 2006, three common trust funds managed by JPMCB transferred securities in-kind to the Funds in a tax-free exchange. The common trust funds purchased Select Class Shares of the Funds and the Tax Aware Core Equity Fund and the Tax Aware Diversified Equity Fund received portfolio securities with market values as listed below, including net unrealized appreciation of approximately $154,000,000 and $162,814,000, respectively, in exchange for these shares. The cost basis of the portfolio securities transferred to the Funds is equal to the common trust funds’ cost of the securities at the time of the in-kind transfers.

	Market Value of Securities Transferred to the Funds (amounts in thousands)	Number of Select Class Shares Issued (amounts in thousands)
Tax Aware Core Equity Fund
JPMorgan Chase Bank Equity & Convertible Fund	$399,500	26,634
JPMorgan Chase Bank American Core Equity Trust	199,399	13,293
Tax Aware Diversified Equity Fund
JPMorgan Chase Bank Equity Fund	483,730	32,249

20   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	136	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	136	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	136	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	136
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	136	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	136	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	136	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	136	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   21

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	136	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	136	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	136	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	136	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	136
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (136 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

22   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   23

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2007

As a shareholder of the Funds, you incur ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, November 1, 2006, and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2006	Ending Account Value, April 30, 2007	Expenses Paid During November 1, 2006 to April 30, 2007*	Annualized Expense Ratio
Tax Aware Core Equity Fund
Select Class
Actual	$1,000.00	$1,073.90	$4.42	0.86%
Hypothetical	1,000.00	1,020.53	4.31	0.86

Tax Aware Diversified Equity Fund
Select Class
Actual	1,000.00	1,089.60	2.85	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. April 2007.	SAN-TA2-407

SEMI-ANNUAL REPORT
SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

JPMorgan Funds

Specialty

Funds

JPMorgan Market Neutral Fund

CONTENTS

President’s Letter	1
Fund Commentary:
JPMorgan Market Neutral Fund	2
Schedule of Portfolio Investments	4
Financial Statements	10
Financial Highlights	16
Notes to Financial Statements	18
Trustees	23
Officers	25
Schedule of Shareholder Expenses	26

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to a Fund’s prospectus for a discussion of a Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 11, 2007 (Unaudited)

To Our Shareholders:

We are pleased to present this semi-annual report for the JPMorgan Market Neutral Fund. Inside, you’ll find information detailing the performance of the Fund for the six months ended April 30, 2007, along with a report from the portfolio managers.

“We foresee another year of positive performance; however, high-single-digit to low-double-digit returns are more likely for 2007, as the business cycle continues to mature.”

Stocks overcome strong downturn

Despite a severe yet short correction, the U. S. stock market ended the six-month period with a robust gain of 8.60% (S&P 500 Index). Mid-cap stocks fared even better, with the Russell Midcap Index returning 12.24%, but small-cap stocks lagged its counterparts, with the Russell 2000 Index returning 6.88%.

A generally optimistic tone propelled stocks higher throughout the first four months of the period. But in late February, a sharp pullback in Chinese stocks — combined with a downward revision in fourth-quarter gross domestic product (GDP) and remarks from former Federal Reserve (Fed) Chairman Alan Greenspan about a potential U.S. recession — triggered a massive sell-off of U.S. stocks, with the S&P 500 Index losing 3.5% of its value in a single day (February 27).

Nevertheless, the correction was short-lived and had little lasting impact. By mid-March, stocks had resumed their ascent, which continued with few interruptions through the end of April. The catalyst for renewed optimism was the Federal Open Market Committee’s March policy statement, which indicated that the Fed would insure against downside risks to U.S. growth. Once again, stocks rallied strongly, as slowdown fears abated, inflation pressures leveled off and private equity money poured into the markets.

Strong earnings support stocks

Stocks also benefited from stronger-than-expected first-quarter corporate earnings growth, which outweighed the impact of disappointing first-quarter GDP data. Robust export earnings and continued consumer spending growth (despite the weak housing market) delivered corporate earnings growth well ahead of expectations.

In addition, valuations seemed fair in the large-cap sector, particularly as most investors anticipate an interest rate cut from the Fed later this year. At the end of April, U.S. stocks were trading with a prospective price/earnings (PE) ratio of 15.6, below their 10-year average of 18.9.

Outlook remains positive, but subdued

Although stock markets have powered higher since February’s sell-off, we do not expect the upward trend to continue indefinitely. We foresee another year of positive performance; however, high-single-digit to low-double-digit returns are more likely for 2007, as the business cycle continues to mature. Despite surprisingly positive first-quarter earnings, full-year earnings forecasts remain at approximately 7%, which should provide an anchor for market return expectations, assuming no multiple expansion or compression.

Furthermore, the long-standing resiliency of the U.S. consumer is likely to come under additional pressure in the months ahead. The aggregate housing sector imbalance, aggravated by rising foreclosure rates in the subprime market, continues to exert downward pressure on home prices and constrain overall wealth. In addition, the 33% drop in housing starts since the beginning of last year will likely exact a further toll on employment directly tied to the sector, which only has dropped approximately 3% over the same period.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2007        JPMORGAN SPECIALTY FUNDS   1

JPMorgan Market Neutral Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	December 31, 1998
Fiscal Year End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$34,228
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Market Neutral Fund, which seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing, returned 4.76%* (Institutional Class Shares) for the six months ended April 30, 2007, compared to the 2.58% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the real estate investment trust (REIT), semiconductor and financials sectors. Alternatively, selection in utilities, capital markets and energy hurt returns.

Our short position in Micron Technology Inc., a DRAM (dynamic random access memory) chip maker, was a top contributor to performance in the period. The company’s shares were bid lower amid indications that memory pricing had deteriorated more than expected in the face of excess capacity. Our short position in Westlake Chemical Corporation, a petrochemical manufacturer, also contributed to performance. Weak demand and margin pressure for its polyethylene and chlor-alkali products affected fourth-quarter earnings, leading to the stock’s underperformance in the period. The company’s first-quarter earnings miss indicated deteriorating fundamentals, which have further eroded share value. A long position in the pharmaceutical company Schering-Plough also contributed. Shares of Schering-Plough rallied after the company posted better-than-expected first-quarter earnings, boosted by strong sales in a number of its drug franchises coupled with reduced manufacturing costs.

Our short position in power company Reliant Energy, Inc. hurt performance as the stock performed well in the period due to a favorable commodity environment and the company’s debt burden reduction, which was a strong catalyst to returns. The Rohm and Haas Company, producer of specialty materials, was a top detractor in the basic materials sector. Company shares declined after posting weak fourth-quarter earnings and announcing a cautious 2007 outlook. Despite exceeding consensus estimates for the fourth quarter on a lower-than-expected tax rate, the company reported disappointing operating income on the back of slower sales growth and greater overhead expenses. Our short position in credit card giant MasterCard Incorporated also detracted as the stock performed strongly in the period. Despite our view that the name was fully valued, its shares have appreciated as the company benefited from positive trends and growth opportunities in the credit card space.

Q:	HOW WAS THE FUND MANAGED?

A:	Stock markets have rebounded strongly since the February sell-off. As returns are approaching our full-year targets, we remain cautious in the near term. The Fund is managed in a diversified, risk-aware approach with an emphasis on companies that are undervalued relative to what we believe is their fair value. We continue to seek investment opportunities in companies with strong fundamentals.

LONG POSITIONS PORTFOLIO COMPOSITION***

Financials	31.9%
Information Technology	13.8
Consumer Discretionary	10.7
Materials	9.4
Health Care	8.6
Consumer Staples	7.9
Industrials	4.1
Energy	3.7
Utilities	3.3
Telecommunication Services	1.5
Other (less than 1.0%)	0.1
Short-Term Investment	5.0

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Procter & Gamble Co.	2.0%
2.	Xilinx, Inc.	1.9
3.	Rohm & Haas Co.	1.9
4.	AMBAC Financial Group, Inc.	1.9
5.	Praxair, Inc.	1.8
6.	Genworth Financial, Inc.	1.7
7.	Post Properties, Inc.	1.7
8.	QUALCOMM, Inc.	1.6
9.	Digital Realty Trust, Inc.	1.6
10.	Norfolk Southern Corp.	1.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of April 30, 2007. The Fund’s composition is subject to change.

2   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2007

SHORT POSITIONS PORTFOLIO COMPOSITION**

Financials	33.5%
Information Technology	13.7
Consumer Discretionary	11.1
Consumer Staples	10.6
Materials	8.8
Health Care	8.3
Industrials	5.0
Energy	4.6
Utilities	3.5
Other (less than 1%)	0.9

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**

1.	American International Group, Inc.	3.0%
2.	Johnson & Johnson	1.9
3.	Microchip Technology, Inc.	1.8
4.	Kimberly-Clark Corp.	1.7
5.	Sara Lee Corp.	1.7
6.	Macerich Co. (The)	1.6
7.	Micron Technology, Inc.	1.6
8.	Brandywine Realty Trust	1.6
9.	Westlake Chemical Corp.	1.5
10.	Reliant Energy, Inc.	1.4

**	Percentages indicated are based upon total investments as of April 30, 2007. The Fund’s composition is subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/2002
Without Sales Charge		9.79%	2.00%	2.65%
With Sales Charge***		4.06	0.91	1.99
CLASS B SHARES	2/28/2002
Without CDSC		9.18	1.49	2.34
With CDSC****		4.18	1.12	2.34
INSTITUTIONAL CLASS SHARES	12/31/1998	10.26	2.44	2.91

***	Sales Charge for Class A Shares is 5.25%.

****	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/31/98 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 31, 1998.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Market Neutral Fund, Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Average from December 31, 1998 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of the 3-Month U.S. Treasury Market. The Lipper Equity Market-Neutral Funds Average represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN SPECIALTY FUNDS   3

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 97.8%
Long-Term Investments — 92.9%
	Common Stocks — 92.8% (j)
	Aerospace & Defense — 0.5%
3	United Technologies Corp.	188
	Auto Components — 0.6%
2	Johnson Controls, Inc.	210
	Beverages — 0.3%
2	Coca-Cola Co. (The)	97
	Biotechnology — 1.4%
4	Amgen, Inc. (a)	234
2	Gilead Sciences, Inc. (a)	139
3	Vertex Pharmaceuticals, Inc. (a)	98
		471
	Capital Markets — 2.8%
2	Franklin Resources, Inc.	204
3	Morgan Stanley	260
3	State Street Corp.	196
18	TD AMERITRADE Holding Corp. (a)	302
		962
	Chemicals — 6.0%
4	Air Products & Chemicals, Inc.	325
2	E.I. du Pont de Nemours & Co.	94
6	PPG Industries, Inc.	408
9	Praxair, Inc.	587
12	Rohm & Haas Co.	632
		2,046
	Commercial Banks — 4.7%
7	Colonial BancGroup, Inc. (The)	160
4	Comerica, Inc.	226
4	SunTrust Banks, Inc.	308
6	TCF Financial Corp.	172
8	U.S. Bancorp	271
6	Wachovia Corp.	331
2	Zions Bancorp	147
		1,615
	Communications Equipment — 4.1%
5	Cisco Systems, Inc. (a)	139
22	Corning, Inc. (a)	526
3	Juniper Networks, Inc. (a)	73
13	QUALCOMM, Inc.	552
10	Tellabs, Inc. (a)	109
		1,399
	Computers & Peripherals — 1.2%
2	Hewlett-Packard Co.	97
10	QLogic Corp. (a)	175
3	SanDisk Corp. (a)	146
		418

	Consumer Finance — 0.5%
2	Capital One Financial Corp.	163
	Diversified Financial Services — 3.6%
6	Bank of America Corp.	303
7	CIT Group, Inc.	391
5	Citigroup, Inc.	246
1	IntercontinentalExchange, Inc. (a)	127
2	NYSE Euronext (a)	160
		1,227
	Diversified Telecommunication Services — 0.2%
2	Verizon Communications, Inc.	80
	Electric Utilities — 2.5%
9	Edison International	489
7	Northeast Utilities	224
7	Sierra Pacific Resources (a)	126
		839
	Energy Equipment & Services — 1.3%
3	Baker Hughes, Inc.	205
4	Nabors Industries Ltd. (Bermuda) (a)	140
1	Schlumberger Ltd.	88
		433
	Food & Staples Retailing — 1.3%
2	Safeway, Inc.	56
6	SUPERVALU, Inc.	292
3	SYSCO Corp.	95
		443
	Food Products — 2.4%
3	General Mills, Inc.	200
4	Kellogg Co.	209
3	Kraft Foods, Inc., Class A	94
6	Wm. Wrigley, Jr., Co.	324
		827
	Health Care Equipment & Supplies — 0.3%
2	Baxter International, Inc.	99
	Health Care Providers & Services — 1.4%
3	Aetna, Inc.	138
3	McKesson Corp.	165
2	WellPoint, Inc. (a)	170
		473
	Hotels, Restaurants & Leisure — 1.1%
3	International Game Technology	131
3	Royal Caribbean Cruises Ltd.	129
2	Starwood Hotels & Resorts Worldwide, Inc.	121
		381

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
		Household Durables — 1.2%
2		Centex Corp.	76
4		D.R. Horton, Inc.	93
8		Toll Brothers, Inc. (a)	247
			416
		Household Products — 2.5%
3		Colgate-Palmolive Co.	193
10		Procter & Gamble Co.	659
			852
		Insurance — 7.0%
4		Aflac, Inc.	195
7		AMBAC Financial Group, Inc.	624
4		Chubb Corp. (The)	229
16		Genworth Financial, Inc.	582
3		MBIA, Inc.	202
4		Protective Life Corp.	197
4		RenaissanceRe Holdings Ltd. (Bermuda)	209
5		W.R. Berkley Corp.	167
			2,405
		Internet Software & Services — 1.3%
4		eBay, Inc. (a)	136
—	(h)	Google, Inc., Class A (a)	94
8		Yahoo!, Inc. (a)	219
			449
		IT Services — 0.4%
3		Infosys Technologies Ltd. ADR (India)	152
		Machinery — 1.1%
1		Danaher Corp.	93
2		Dover Corp.	82
2		Eaton Corp.	147
1		Ingersoll-Rand Co., Ltd., Class A (Bermuda)	60
			382
		Media — 1.2%
8		New York Times Co. (The), Class A	177
10		News Corp., Class A	234
			411
		Metals & Mining — 1.8%
8		Alcan, Inc. (Canada)	474
1		United States Steel Corp.	142
			616
		Multi-Utilities — 0.8%
2		Dominion Resources, Inc.	137
3		DTE Energy Co.	131
			268
		Multiline Retail — 1.5%
3		Family Dollar Stores, Inc.	81
2		J.C. Penney Co., Inc.	119
3		Kohl’s Corp. (a)	244
1		Target Corp.	80
			524
		Oil, Gas & Consumable Fuels — 2.3%
2		Devon Energy Corp.	149
1		EOG Resources, Inc.	73
4		Hess Corp.	216
4		Occidental Petroleum Corp.	193
3		XTO Energy, Inc.	163
			794
		Paper & Forest Products — 1.4%
50		Domtar Corp. (Canada) (a)	483
		Pharmaceuticals — 5.4%
1		Abbott Laboratories	45
9		Merck & Co., Inc.	458
15		Schering-Plough Corp.	479
8		Sepracor, Inc. (a)	427
8		Wyeth	441
			1,850
		Real Estate Investment Trusts (REITs) — 11.3%
2		Alexandria Real Estate Equities, Inc.	249
2		Boston Properties, Inc.	276
4		CBL & Associates Properties, Inc.	159
13		Digital Realty Trust, Inc.	538
10		Education Realty Trust, Inc.	139
9		Home Properties, Inc.	493
10		Hospitality Properties Trust	439
3		Nationwide Health Properties, Inc.	96
12		Post Properties, Inc.	553
7		ProLogis	476
12		UDR, Inc.	346
1		Vornado Realty Trust	95
			3,859
		Road & Rail — 2.3%
3		Burlington Northern Santa Fe Corp.	267
10		Norfolk Southern Corp.	527
			794
		Semiconductors & Semiconductor Equipment — 5.9%
19		Altera Corp. (a)	423
4		Broadcom Corp., Class A (a)	127
3		KLA-Tencor Corp.	192
14		LSI Logic Corp. (a)	119

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN SPECIALTY FUNDS   5

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Semiconductors & Semiconductor Equipment — Continued
5	Marvell Technology Group Ltd. (Bermuda) (a)	81
5	National Semiconductor Corp.	124
14	PMC-Sierra, Inc. (a)	104
21	Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	226
22	Xilinx, Inc.	635
		2,031
	Software — 0.4%
5	Microsoft Corp.	147
	Specialty Retail — 3.4%
2	Abercrombie & Fitch Co.	180
5	Advance Auto Parts, Inc.	187
7	CarMax, Inc. (a)	177
2	Dick’s Sporting Goods, Inc. (a)	126
9	Staples, Inc.	228
5	TJX Cos., Inc.	126
6	United Auto Group, Inc.	129
		1,153
	Textiles, Apparel & Luxury Goods — 1.4%
4	Coach, Inc. (a)	193
3	Nike, Inc., Class B	167
2	VF Corp.	132
		492
	Thrifts & Mortgage Finance — 1.4%
2	Countrywide Financial Corp.	89
3	Fannie Mae	165
3	MGIC Investment Corp.	209
		463
	Tobacco — 1.3%
6	Altria Group, Inc.	431
	Wireless Telecommunication Services — 1.3%
13	Crown Castle International Corp. (a)	436
	Total Common Stocks (Cost $28,041)	31,779

PRINCIPAL AMOUNT($)
	U.S. Government Agency — 0.1%
35	U.S. Treasury Note, 3.63%, 06/30/07 (k) (Cost $35)	35
	Total Long-Term Investments (Cost $28,076)	31,814

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.9%
	Investment Company — 4.9%
1,678	JPMorgan Prime Money Market Fund (b) (m) (Cost $1,678)	1,678
	Total Long Positions — 97.8% (Cost $29,754)	33,492
	Other Assets in Excess of Liabilities — 2.2%	736
	NET ASSETS — 100.0%	$34,228
Short Positions — 92.0%
	Common Stocks — 92.0%
	Aerospace & Defense — 0.7%
3	Raytheon Co.	139
2	Rockwell Collins, Inc.	115
		254
	Automobiles — 0.8%
13	Ford Motor Co.	106
6	General Motors Corp.	177
		283
	Beverages — 0.7%
5	Anheuser-Busch Cos., Inc.	224
	Biotechnology — 1.2%
2	Genzyme Corp. (a)	137
7	Human Genome Sciences, Inc. (a)	78
8	Millennium Pharmaceuticals, Inc. (a)	90
12	Trimeris, Inc. (a)	94
		399
	Building Products — 0.2%
3	Masco Corp.	75
	Capital Markets — 4.5%
10	Charles Schwab Corp. (The)	196
1	Goldman Sachs Group, Inc. (The)	208
9	Janus Capital Group, Inc.	231
1	Legg Mason, Inc.	104
3	Lehman Brothers Holdings, Inc.	256
2	Merrill Lynch & Co., Inc.	207
3	Northern Trust Corp.	205
3	T. Rowe Price Group, Inc.	142
		1,549
	Chemicals — 5.6%
5	Georgia Gulf Corp.	85
4	H.B. Fuller Co.	110
13	Huntsman Corp.	257
8	Lyondell Chemical Co.	244
8	Nova Chemicals Corp. (Canada)	275
6	OM Group, Inc. (a)	312

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Chemicals — Continued
28		PolyOne Corp. (a)	180
16		Westlake Chemical Corp.	463
			1,926
		Commercial Banks — 5.2%
5		Associated Banc-Corp.	168
8		BancorpSouth, Inc.	203
4		Commerce Bancorp, Inc.	135
3		East West Bancorp, Inc.	116
2		Fifth Third Bancorp	69
12		Fulton Financial Corp.	178
—	(h)	M&T Bank Corp.	33
9		National City Corp.	322
4		Seacoast Banking Corp. of Florida	102
6		UMB Financial Corp.	237
6		Valley National Bancorp	143
2		Wilmington Trust Corp.	77
			1,783
		Commercial Services & Supplies — 0.1%
2		Republic Services, Inc.	45
		Communications Equipment — 1.3%
6		Avaya, Inc. (a)	73
3		Ciena Corp. (a)	73
4		JDS Uniphase Corp. (a)	66
3		Motorola, Inc.	59
7		Nortel Networks Corp. (Canada) (a)	165
			436
		Computers & Peripherals — 1.1%
4		Dell, Inc. (a)	102
9		Emulex Corp. (a)	196
2		Lexmark International, Inc., Class A (a)	82
			380
		Containers & Packaging — 0.3%
9		Smurfit-Stone Container Corp. (a)	103
		Diversified Financial Services — 0.4%
5		Nasdaq Stock Market, Inc. (The) (a)	150
		Electric Utilities — 1.9%
—	(h)	Exelon Corp.	4
7		Great Plains Energy, Inc.	212
20		Reliant Energy, Inc. (a)	434
			650
		Electrical Equipment — 0.3%
3		Emerson Electric Co.	117
		Electronic Equipment & Instruments — 0.5%
5		Agilent Technologies, Inc. (a)	161
		Energy Equipment & Services — 1.6%
3		GlobalSantaFe Corp.	211
6		Patterson-UTI Energy, Inc.	156
2		Transocean, Inc. (a)	181
			548
		Food & Staples Retailing — 3.1%
2		Costco Wholesale Corp.	110
11		Kroger Co. (The)	323
5		Wal-Mart Stores, Inc.	216
4		Walgreen Co.	182
5		Whole Foods Market, Inc.	213
			1,044
		Food Products — 4.3%
4		Archer-Daniels-Midland Co.	153
13		ConAgra Foods, Inc.	324
3		H.J. Heinz Co.	125
6		Hershey Co. (The)	311
33		Sara Lee Corp.	539
			1,452
		Health Care Equipment & Supplies — 1.3%
6		Boston Scientific Corp. (a)	89
3		Edwards Lifesciences Corp. (a)	152
5		St. Jude Medical, Inc. (a)	195
			436
		Health Care Providers & Services — 0.8%
1		Laboratory Corp. of America Holdings (a)	79
3		Quest Diagnostics, Inc.	139
8		Tenet Healthcare Corp. (a)	57
			275
		Hotels, Restaurants & Leisure — 1.0%
2		Carnival Corp.	113
3		Cheesecake Factory, Inc. (The) (a)	88
2		Marriott International, Inc., Class A	90
2		PF Chang’s China Bistro, Inc. (a)	63
			354
		Household Durables — 2.3%
2		Black & Decker Corp.	186
3		Meritage Homes Corp. (a)	99
3		Mohawk Industries, Inc. (a)	307
2		Ryland Group, Inc.	97
1		Whirlpool Corp.	106
			795

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN SPECIALTY FUNDS   7

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Household Products — 1.6%
8	Kimberly-Clark Corp.	541
	Insurance — 7.6%
13	American International Group, Inc.	930
5	Brown & Brown, Inc.	138
1	Markel Corp. (a)	321
11	Marsh & McLennan Cos., Inc.	364
3	Principal Financial Group, Inc.	213
3	Progressive Corp. (The)	71
3	Safeco Corp.	193
5	Willis Group Holdings Ltd. (United Kingdom)	197
2	XL Capital Ltd., Class A (Bermuda)	160
		2,587
	IT Services — 1.6%
4	Accenture Ltd., Class A (Bermuda)	141
6	Electronic Data Systems Corp.	174
2	MasterCard, Inc., Class A	234
		549
	Machinery — 0.6%
2	PACCAR, Inc.	189
	Media — 2.0%
6	McClatchy Co., Class A	172
2	McGraw-Hill Cos., Inc. (The)	102
13	Time Warner, Inc.	269
4	Viacom, Inc., Class B (a)	150
		693
	Metals & Mining — 0.7%
4	Schnitzer Steel Industries, Inc.	231
	Multi-Utilities — 1.3%
8	CenterPoint Energy, Inc.	157
6	NiSource, Inc.	145
3	Wisconsin Energy Corp.	144
		446
	Multiline Retail — 0.4%
3	Federated Department Stores, Inc.	136
	Office Electronics — 0.3%
6	Xerox Corp. (a)	104
	Oil, Gas & Consumable Fuels — 2.6%
1	Apache Corp.	94
6	Aventine Renewable Energy Holdings, Inc. (a)	113
4	Chesapeake Energy Corp.	126
2	Exxon Mobil Corp.	139
1	Marathon Oil Corp.	112
3	Pioneer Natural Resources Co.	143
1	Tesoro Corp.	73
5	VeraSun Energy Corp. (a)	92
		892
	Paper & Forest Products — 1.5%
6	International Paper Co.	241
8	Louisiana-Pacific Corp.	167
5	UPM-Kymmene Oyj ADR (Finland)	116
		524
	Personal Products — 0.2%
2	Estee Lauder Cos., Inc. (The), Class A	80
	Pharmaceuticals — 4.4%
9	Bristol-Myers Squibb Co.	259
3	Eli Lilly & Co.	198
9	Johnson & Johnson	594
5	King Pharmaceuticals, Inc. (a)	96
10	Pfizer, Inc.	267
4	Sciele Pharma, Inc. (a)	99
		1,513
	Real Estate Investment Trusts (REITs) — 11.8%
5	American Campus Communities, Inc.	142
15	Brandywine Realty Trust	495
15	Douglas Emmett, Inc.	383
2	Essex Property Trust, Inc.	245
5	Extra Space Storage, Inc.	86
5	Federal Realty Investment Trust	415
7	General Growth Properties, Inc.	415
4	Highwoods Properties, Inc.	175
13	Host Hotels & Resorts, Inc.	331
1	Kilroy Realty Corp.	106
5	Macerich Co. (The)	518
3	Maguire Properties, Inc.	112
4	Public Storage, Inc.	336
2	Rayonier, Inc.	96
2	Regency Centers Corp.	169
		4,024
	Road & Rail — 2.6%
23	Heartland Express, Inc.	396
20	Knight Transportation, Inc.	390
5	Werner Enterprises, Inc.	98
		884
	Semiconductors & Semiconductor Equipment — 7.9%
6	Analog Devices, Inc.	222
7	Applied Materials, Inc.	141

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Semiconductors & Semiconductor Equipment — Continued
4	Cypress Semiconductor Corp. (a)	102
15	Intel Corp.	319
4	Intersil Corp., Class A	122
3	Lam Research Corp. (a)	153
14	Microchip Technology, Inc.	575
45	Micron Technology, Inc. (a)	512
11	Novellus Systems, Inc. (a)	371
10	Teradyne, Inc. (a)	177
		2,694
	Specialty Retail — 3.2%
7	AutoNation, Inc. (a)	141
1	AutoZone, Inc. (a)	193
8	Gap, Inc. (The)	137
4	Home Depot, Inc.	150
7	Limited Brands, Inc.	205
3	Lowe’s Cos., Inc.	102
3	RadioShack Corp.	99
2	Ross Stores, Inc.	76
		1,103
	Textiles, Apparel & Luxury Goods — 0.4%
3	Liz Claiborne, Inc.	132
	Thrifts & Mortgage Finance — 1.3%
6	Astoria Financial Corp.	166
2	Freddie Mac	155
6	Sovereign Bancorp, Inc.	134
		455
	Wireless Telecommunication Services — 0.8%
1	ALLTEL Corp.	50
6	American Tower Corp., Class A (a)	221
		271
	Total Short Positions — 92.0% (Proceeds $30,451)	$31,487

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/07	UNREALIZED DEPRECIATION
(3)	Short Futures Outstanding S&P 500 Index	June, 2007	$(223)	$(3)

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(h)—	Amount rounds to less than one thousand.

(j)—	All or a portion of these securities are segregated for short sales.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with broker as initial margin for futures contracts.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN SPECIALTY FUNDS   9

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands, except per share amounts)

	Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$31,814
Investments in affiliates, at value	1,678
Total investment securities, at value	33,492
Cash	72
Deposits with broker for securities sold short	31,941
Receivables:
Investment securities sold	470
Fund shares sold	183
Interest and dividends	159
Variation margin on futures contracts	2
Total Assets	66,319

LIABILITIES:
Payables:
Dividends for securities sold short	17
Investment securities purchased	478
Securities sold short, at value	31,487
Fund shares redeemed	54
Accrued liabilities:
Investment advisory fees	7
Administration fees	—	(a)
Shareholder servicing fees	1
Distribution fees	2
Custodian and accounting fees	14
Trustees’ and Officers’ fees	—	(a)
Other	31
Total Liabilities	32,091
Net Assets	$34,228

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2007

Market Neutral Fund
NET ASSETS:
Paid in capital	$36,774
Accumulated undistributed (distributions in excess of) net investment income	(50)
Accumulated net realized gains (losses)	(5,195)
Net unrealized appreciation (depreciation)	2,699
Total Net Assets	$34,228

Net Assets:
Class A	$5,595
Class B	533
Institutional Class	28,100
Total	$34,228

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	389
Class B	38
Institutional Class	1,932

Net Asset Value:
Class A — Redemption price per share	$14.37
Class B — Offering price per share (b)	14.15
Institutional Class — Offering and redemption price per share	14.54
Class A maximum sales charge	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$15.17

Cost of investments	$29,754
Proceeds from securities sold short	$30,451

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B Shares varies based on the length of time the shares were held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN SPECIALTY FUNDS   11

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

Market Neutral Fund
INVESTMENT INCOME:
Dividend income	$184
Dividend income from affiliates (a)	38
Interest income	534
Foreign taxes withheld	— (b)
Total investment income	756

EXPENSES:
Investment advisory fees	144
Administration fees	12
Distribution fees:
Class A	5
Class B	2
Shareholder servicing fees:
Class A	5
Class B	1
Institutional Class	9
Custodian and accounting fees	29
Interest expense	— (b)
Professional fees	35
Trustees’ and Officers’ fees	— (b)
Printing and mailing costs	14
Registration and filing fees	7
Transfer agent fees	11
Dividend expense on securities sold short	207
Other	3
Total expenses	484
Less amounts waived	(145)
Less earnings credits	(3)
Net expenses	336
Net investment income (loss)	420

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	2,314
Futures	1
Securities sold short	(1,301)
Net realized gain (loss)	1,014
Change in net unrealized appreciation (depreciation) of:
Investments	303
Futures	3
Securities sold short	(569)
Change in net unrealized appreciation (depreciation)	(263)
Net realized/unrealized gains (losses)	751
Change in net assets resulting from operations	$1,171

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2007        JPMORGAN SPECIALTY FUNDS   13

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Market Neutral Fund
	Six Months Ended 04/30/07 (Unaudited)	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$420	$1,243
Net realized gain (loss)	1,014	(168)
Change in net unrealized appreciation (depreciation)	(263)	1,499
Change in net assets resulting from operations	1,171	2,574

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(86)	(175)
Class B
From net investment income	(9)	(13)
Institutional Class
From net investment income	(487)	(1,611)
Total distributions to shareholders	(582)	(1,799)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	14,904	(81,119)

NET ASSETS:
Change in net assets	15,493	(80,344)
Beginning of period	18,735	99,079
End of period	$34,228	$18,735
Accumulated undistributed (distributions in excess of) net investment income	$(50)	$112

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2007

	Market Neutral Fund
	Six Months Ended 04/30/07 (Unaudited)	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,133	$2,011
Dividends reinvested	58	110
Cost of shares redeemed	(1,332)	(1,556)
Change in net assets from Class A capital transactions	$1,859	$565

Class B
Proceeds from shares issued	$203	$227
Dividends reinvested	6	11
Cost of shares redeemed	(57)	(128)
Change in net assets from Class B capital transactions	$152	$110

Institutional Class
Proceeds from shares issued	$12,593	$5,497
Dividends reinvested	487	1,584
Cost of shares redeemed	(187)	(88,875)
Change in net assets from Institutional Class capital transactions	$12,893	$(81,794)

SHARE TRANSACTIONS:
Class A
Issued	220	146
Reinvested	4	8
Redeemed	(94)	(113)
Change in Class A Shares	130	41

Class B
Issued	15	17
Reinvested	— (a)	1
Redeemed	(4)	(9)
Change in Class B Shares	11	9

Institutional Class
Issued	871	397
Reinvested	34	115
Redeemed	(13)	(6,430)
Change in Institutional Class Shares	892	(5,918)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN SPECIALTY FUNDS   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period
Class A
Six Months Ended April 30, 2007 (Unaudited)	$14.01	$0.23	(e)	$0.40	$0.63	$(0.27)	$—	$(0.27)	$14.37
Year Ended October 31, 2006	13.63	0.36	(e)	0.70	1.06	(0.68)	—	(0.68)	14.01
Year Ended October 31, 2005	14.18	0.09		(0.40)	(0.31)	(0.09)	(0.15)	(0.24)	13.63
Year Ended October 31, 2004	14.01	(0.03	)(e)	0.20	0.17	—	—	—	14.18
Year Ended October 31, 2003	13.99	(0.09	)(e)	0.23	0.14	(0.03)	(0.09)	(0.12)	14.01
February 28, 2002(d) through October 31, 2002	14.64	(0.02	)(e)	(0.62)	(0.64)	(0.01)	—	(0.01)	13.99

Class B
Six Months Ended April 30, 2007 (Unaudited)	13.81	0.20	(e)	0.38	0.58	(0.24)	—	(0.24)	14.15
Year Ended October 31, 2006	13.45	0.28	(e)	0.70	0.98	(0.62)	—	(0.62)	13.81
Year Ended October 31, 2005	14.00	0.04		(0.41)	(0.37)	(0.03)	(0.15)	(0.18)	13.45
Year Ended October 31, 2004	13.91	(0.16	)(e)	0.25	0.09	—	—	—	14.00
Year Ended October 31, 2003	13.95	(0.16	)(e)	0.23	0.07	(0.02)	(0.09)	(0.11)	13.91
February 28, 2002(d) through October 31, 2002	14.64	(0.05	)(e)	(0.64)	(0.69)	— (f)	— (f)	— (f)	13.95

Institutional Class
Six Months Ended April 30, 2007 (Unaudited)	14.18	0.26	(e)	0.40	0.66	(0.30)	—	(0.30)	14.54
Year Ended October 31, 2006	13.78	0.41	(e)	0.74	1.15	(0.75)	—	(0.75)	14.18
Year Ended October 31, 2005	14.30	0.17		(0.41)	(0.24)	(0.13)	(0.15)	(0.28)	13.78
Year Ended October 31, 2004	14.07	(0.02	)(e)	0.25	0.23	—	—	—	14.30
Year Ended October 31, 2003	14.00	(0.05	)(e)	0.24	0.19	(0.03)	(0.09)	(0.12)	14.07
Year Ended October 31, 2002	15.01	0.04	(e)	(0.62)	(0.58)	(0.17)	(0.26)	(0.43)	14.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2007

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short)	Net expenses (excluding dividend expense for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (b)
4.51%	$5,595	3.29%	1.50%	3.31%	4.50%		2.71%	211%
8.02	3,630	3.70	1.50	2.62	4.85		2.65	476
(2.25)	2,968	3.46	1.50	0.99	4.31		2.35	313
1.21	1,222	3.14	1.50	(0.58)	7.44		5.80	200
0.97	220	3.34	1.50	(0.67)	11.93		10.09	114
(4.38)	62	3.29	1.50	(0.21)	28.80	(g)	27.01	138

4.21	533	3.79	2.00	2.87	5.00		3.21	211
7.49	368	4.20	2.00	2.04	5.35		3.15	476
(2.68)	251	3.96	2.00	0.35	5.16		3.20	313
0.65	243	3.64	2.00	(1.20)	9.37		7.73	200
0.48	200	3.84	2.00	(1.19)	12.46		10.62	114
(4.69)	86	3.79	2.00	(0.57)	27.44	(g)	25.65	138

4.68	28,100	2.79	1.00	3.73	4.09		2.30	211
8.60	14,737	3.20	1.00	2.97	4.17		1.97	476
(1.75)	95,860	2.96	1.00	1.31	3.72		1.76	313
1.63	79,199	2.64	1.00	(0.19)	3.96		2.32	200
1.35	16,216	3.04	1.19	(0.35)	4.74		2.89	114
(3.97)	20,635	3.02	1.25	0.28	4.52		2.75	138

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN SPECIALTY FUNDS   17

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Market Neutral Fund	Class A, Class B and Institutional Class

Class A Shares generally provide for a front-end sales charge while Class B Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B. Futures Contracts — The Fund may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Fund realizes a gain or loss.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

As of April 30, 2007, the Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

18   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2007

C. Short Sales — The Fund engages in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for financial statements in the first fiscal period beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.25% of the Fund’s average daily net assets.

APRIL 30, 2007        JPMORGAN SPECIALTY FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor of its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended April 30, 2007 was approximately $1,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class B Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class B Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2007, the Distributor retained the following amounts (in thousands):

Front End Sales Charge	CDSC
$1	$1

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Institutional Class
0.25%	0.25%	0.10%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class B	Institutional Class
1.50%	2.00%	1.00%

20   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2007

The contractual expense limitation agreements were in effect for the six months ended April 30, 2007. The expense limitation percentages in the table above are in place until at least February 29, 2008.

For the six months ended April 30, 2007, the Fund’s service providers waived fees and/or contractually reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$124	$12	$9	$145

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended April 30, 2007, the Fund incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
$27,506	$16,731	$15	$—	$29,913	$18,396

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2007, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$29,754	$3,937	$199	$3,738

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might

APRIL 30, 2007        JPMORGAN SPECIALTY FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Fund had no borrowings outstanding at April 30, 2007, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

22   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2007

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	136	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	136	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	136	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	136
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	136	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	136	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	136	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	136	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

APRIL 30, 2007        JPMORGAN SPECIALTY FUNDS   23

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	136	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	136	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	136	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	136	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	136
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (136 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

24   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

APRIL 30, 2007        JPMORGAN SPECIALTY FUNDS   25

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006, and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2006	Ending Account Value, April 30, 2007	Expenses Paid During November 1, 2006 to April 30, 2007*	Annualized Expense Ratio
Market Neutral Fund
Class A
Actual	$1,000.00	$1,045.10	$16.68	3.29%
Hypothetical	1,000.00	1,008.48	16.38	3.29
Class B
Actual	1,000.00	1,042.10	19.19	3.79
Hypothetical	1,000.00	1,006.00	18.85	3.79
Institutional Class
Actual	1,000.00	1,046.80	14.16	2.79
Hypothetical	1,000.00	1,010.96	13.91	2.79

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

26   JPMORGAN SPECIALTY FUNDS        APRIL 30, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. April 2007.	SAN-SPEC-407

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

Highbridge

Funds

Highbridge Statistical Market Neutral Fund

CONTENTS

President’s Letter	1
Fund Commentary:
Highbridge Statistical Market Neutral Fund	2
Schedule of Portfolio Investments	4
Financial Statements	22
Financial Highlights	28
Notes to Financial Statements	30
Trustees	34
Officers	36
Schedule of Shareholder Expenses	37

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to a Fund’s prospectus for a discussion of a Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 11, 2007 (Unaudited)

To Our Shareholders:

We are pleased to present this semi-annual report for the Highbridge Statistical Market Neutral Fund. Inside, you’ll find information detailing the performance of the Fund for the six months ended April 30, 2007, along with a report from the portfolio managers.

“We foresee another year of positive performance; however, high-single-digit to low-double-digit returns are more likely for 2007, as the business cycle continues to mature.”

Stocks overcome strong downturn

Despite a severe yet short correction, the U. S. stock market ended the six-month period with a robust gain of 8.60% (S&P 500 Index). Mid-cap stocks fared even better, with the Russell Midcap Index returning 12.24%, but small-cap stocks lagged its counterparts, with the Russell 2000 Index returning 6.88%.

A generally optimistic tone propelled stocks higher throughout the first four months of the period. But in late February, a sharp pullback in Chinese stocks — combined with a downward revision in fourth-quarter gross domestic product (GDP) and remarks from former Federal Reserve (Fed) Chairman Alan Greenspan about a potential U.S. recession — triggered a massive sell-off of U.S. stocks, with the S&P 500 Index losing 3.5% of its value in a single day (February 27).

Nevertheless, the correction was short-lived and had little lasting impact. By mid-March, stocks had resumed their ascent, which continued with few interruptions through the end of April. The catalyst for renewed optimism was the Federal Open Market Committee’s March policy statement, which indicated that the Fed would insure against downside risks to U.S. growth. Once again, stocks rallied strongly, as slowdown fears abated, inflation pressures leveled off and private equity money poured into the markets.

Strong earnings support stocks

Stocks also benefited from stronger-than-expected first-quarter corporate earnings growth, which outweighed the impact of disappointing first-quarter GDP data. Robust export earnings and continued consumer spending growth (despite the weak housing market) delivered corporate earnings growth well ahead of expectations.

In addition, valuations seemed fair in the large-cap sector, particularly as most investors anticipate an interest rate cut from the Fed later this year. At the end of April, U.S. stocks were trading with a prospective price/earnings ratio of 15.6, below their 10-year average of 18.9.

Outlook remains positive, but subdued

Although stock markets have powered higher since February’s sell-off, we do not expect the upward trend to continue indefinitely. We foresee another year of positive performance; however, high-single-digit to low-double-digit returns are more likely for 2007, as the business cycle continues to mature. Despite surprisingly positive first-quarter earnings, full-year earnings forecasts remain at approximately 7%, which should provide an anchor for market return expectations, assuming no multiple expansion or compression.

Furthermore, the long-standing resiliency of the U.S. consumer is likely to come under additional pressure in the months ahead. The aggregate housing sector imbalance, aggravated by rising foreclosure rates in the subprime market, continues to exert downward pressure on home prices and constrain overall wealth. In addition, the 33% drop in housing starts since the beginning of last year will likely exact a further toll on employment directly tied to the sector, which only has dropped approximately 3% over the same period.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2007        HIGHBRIDGE FUNDS   1

Highbridge Statistical Market Neutral Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS
Fund Inception	November 30, 2005
Fiscal Year End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$1,562,015
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The Highbridge Statistical Market Neutral Fund, which seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing, returned 3.70%* (Select Class Shares) for the six-month period ended April 30, 2007.** The Fund’s benchmark, the Merrill Lynch 3-Month U.S. Treasury Bill Index, returned 2.58% during the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark in the period. All forecasting elements in the model made positive contributions, with the strongest coming from the portfolio’s relative value and event/news forecast themes. In addition, fundamentals and liquidity/technical forecasts made modestly positive contributions during the period.

Overall, the Fund’s industrial and consumer staples sectors generated the strongest alpha (excess risk-adjusted return relative to the benchmark), while its consumer discretionary and information technology sectors showed the weakest alpha for the period.

The Fund’s top two contributors to performance came from our long (or buy) positions in Tesoro Corporation, an oil refiner, and United States Steel Corporation, the largest integrated steel producer in the U.S. Tesoro reported record-high profits in the first quarter of 2007 and benefited from overall strong fundamentals in the refining industry. U.S. Steel performed well on the back of strong profit growth and expectations for rising steel prices due to falling supply.

The two greatest detractors from performance for the six months came from our short (or sell) positions in Sotheby’s Holdings Inc., the holding company for the New York-based auction house, and Tiffany & Co., a luxury goods retailer. Sotheby’s continued to benefit from a robust auction market. Tiffany’s net sales and profits rose on continued strong consumer demand for luxury goods.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund holds long positions (those we believe are undervalued) and short positions (those we believe are overvalued) in mid- to large-cap U.S. equity securities. The portfolio’s structure is designed to generate low correlation to overall equity market and sector moves.

We manage the Fund using a quantitative investment process. The forecasting component of the process seeks to identify equity securities expected to potentially outperform or underperform other equity securities with similar industry and risk characteristics. We select the Fund’s holdings by balancing expected returns predicted by our forecasting model against common and stock-specific risks in the Fund’s portfolio. We achieve this balancing through the use of proprietary optimization software. The Fund is rebalanced each trading day through a proprietary electronic trading system.

LONG POSITIONS PORTFOLIO COMPOSITION***

Consumer Discretionary	18.7%
Information Technology	15.5
Health Care	13.4
Financials	13.1
Industrials	11.7
Consumer Staples	6.5
Energy	6.0
Materials	5.0
Utilities	4.5
Short Term Investment	4.3
Telecommunication Services	1.3

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Darden Restaurants, Inc.	0.8%
2.	Pfizer, Inc.	0.7
3.	Intel Corp.	0.7
4.	Polo Ralph Lauren Corp.	0.7
5.	Wachovia Corp.	0.7
6.	Molson Coors Brewing Co.	0.6
7.	CIT Group, Inc.	0.6
8.	Global Payments, Inc.	0.6
9.	Electronic Data Systems Corp.	0.6
10.	Steelcase, Inc.	0.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of April 30, 2007. The Fund’s composition is subject to change.

2   HIGHBRIDGE FUNDS        APRIL 30, 2007

SHORT POSITIONS PORTFOLIO COMPOSITION**

Consumer Discretionary	20.4%
Information Technology	15.4
Health Care	13.9
Financials	13.6
Industrials	11.9
Consumer Staples	6.9
Energy	6.4
Utilities	5.6
Materials	5.2
Telecommunication Services	0.7

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**

1.	American International Group, Inc.	0.8%
2.	Citigroup, Inc.	0.8
3.	Coca-Cola Co. (The)	0.8
4.	Mattel, Inc.	0.8
5.	Fifth Third Bancorp	0.8
6.	Motorola, Inc.	0.8
7.	Dollar General Corp.	0.8
8.	Amazon.com, Inc.	0.8
9.	McCormick & Co., Inc.	0.8
10.	Stryker Corp.	0.8

**	Percentages indicated are based upon total investments as of April 30, 2007. The Fund’s composition is subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/2005
Without Sales Charge		7.77%	7.06%
With Sales Charge***		2.10	3.05
CLASS C SHARES	11/30/2005
Without CDSC		7.21	6.53
With CDSC****		6.21	6.53
SELECT CLASS SHARES	11/30/2005	8.04	7.31

***	Sales Charge for Class A Shares is 5.25%.

****	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/2005 TO 4/30/2007)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2005.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the Highbridge Statistical Market Neutral Fund, Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Equity Market-Neutral Funds Average from November 30, 2005 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of the 3-Month U.S. Treasury Market. The Lipper Equity Market-Neutral Funds Average represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        HIGHBRIDGE FUNDS   3

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 97.0% (j)
Long-Term Investments — 92.8%
		Common Stocks — 92.8%
		Aerospace & Defense — 1.9%
35		Armor Holdings, Inc. (a)	2,468
21		Boeing Co.	1,961
60		Ceradyne, Inc. (a)	3,544
28		Curtiss-Wright Corp.	1,215
9		DRS Technologies, Inc.	468
6		General Dynamics Corp.	496
29		Goodrich Corp.	1,622
63		Honeywell International, Inc.	3,438
50		L-3 Communications Holdings, Inc.	4,473
82		Lockheed Martin Corp.	7,895
13		Northrop Grumman Corp.	926
24		Raytheon Co.	1,263
3		Teledyne Technologies, Inc. (a)	141
			29,910
		Air Freight & Logistics — 0.3%
1		FedEx Corp.	62
63		United Parcel Service, Inc., Class B	4,431
			4,493
		Airlines — 0.7%
—	(h)	Airtran Holdings, Inc. (a)	1
137		Continental Airlines, Inc., Class B (a)	5,020
87		SkyWest, Inc.	2,364
112		U.S. Airways Group, Inc. (a)	4,127
			11,512
		Auto Components — 0.3%
29		ArvinMeritor, Inc.	601
18		Autoliv, Inc. (Sweden)	1,036
18		Gentex Corp.	324
90		Goodyear Tire & Rubber Co. (The) (a)	2,993
—	(h)	Lear Corp. (a)	2
1		Sauer-Danfoss, Inc.	18
2		TRW Automotive Holdings Corp. (a)	63
—	(h)	Visteon Corp. (a)	2
			5,039
		Automobiles — 0.2%
13		Harley-Davidson, Inc.	824
45		Thor Industries, Inc.	1,778
			2,602
		Beverages — 1.5%
8		Hansen Natural Corp. (a)	310
101		Molson Coors Brewing Co., Class B	9,562
217		Pepsi Bottling Group, Inc.	7,116
3		PepsiAmericas, Inc.	69
94		PepsiCo, Inc.	6,198
			23,255
		Biotechnology — 2.1%
32		Alkermes, Inc. (a)	521
84		Amgen, Inc. (a)	5,410
93		Biogen Idec, Inc. (a)	4,404
49		Cephalon, Inc. (a)	3,878
5		Dendreon Corp. (a)	76
3		Genentech, Inc. (a)	224
64		Genzyme Corp. (a)	4,210
31		Gilead Sciences, Inc. (a)	2,526
39		ImClone Systems, Inc. (a)	1,618
107		OSI Pharmaceuticals, Inc. (a)	3,718
116		PDL BioPharma, Inc. (a)	2,937
105		Regeneron Pharmaceuticals, Inc. (a)	2,867
12		Vertex Pharmaceuticals, Inc. (a)	383
			32,772
		Building Products — 0.2%
102		Lennox International, Inc.	3,447
		Capital Markets — 2.8%
13		Affiliated Managers Group, Inc. (a)	1,515
23		AllianceBernstein Holding LP	2,084
34		American Capital Strategies Ltd.	1,660
59		Bank of New York Co., Inc. (The)	2,404
36		Bear Stearns Cos., Inc. (The)	5,543
11		BlackRock, Inc., Class A	1,640
11		Cohen & Steers, Inc.	544
87		E*Trade Financial Corp. (a)	1,912
90		Federated Investors, Inc., Class B	3,443
6		Franklin Resources, Inc.	777
11		Greenhill & Co., Inc.	683
83		Investment Technology Group, Inc. (a)	3,144
69		Jefferies Group, Inc.	2,193
275		Knight Capital Group, Inc., Class A (a)	4,454
6		Lehman Brothers Holdings, Inc.	443
16		Northern Trust Corp.	1,037
2		Nuveen Investments, Inc., Class A	128
168		optionsXpress Holdings, Inc.	4,156
2		Raymond James Financial, Inc.	73
17		State Street Corp.	1,187
13		T. Rowe Price Group, Inc.	664
184		Waddell & Reed Financial, Inc., Class A	4,455
			44,139

SEE NOTES TO FINANCIAL STATEMENTS.

4   HIGHBRIDGE FUNDS        APRIL 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
		Chemicals — 2.5%
49		Airgas, Inc.	2,171
43		Albemarle Corp.	1,806
26		Ashland, Inc.	1,536
74		Celanese Corp., Class A	2,458
18		Cytec Industries, Inc.	988
43		Dow Chemical Co. (The)	1,930
—	(h)	Eastman Chemical Co.	33
4		Ecolab, Inc.	171
69		E.I. du Pont de Nemours & Co.	3,373
211		H.B. Fuller Co.	5,392
75		Hercules, Inc. (a)	1,405
80		Huntsman Corp.	1,576
48		Lubrizol Corp.	2,882
2		Minerals Technologies, Inc.	114
25		Monsanto Co.	1,451
24		Nalco Holding Co.	637
—	(h)	OM Group, Inc. (a)	16
7		PPG Industries, Inc.	506
43		Praxair, Inc.	2,748
28		Rohm & Haas Co.	1,414
313		Terra Industries, Inc. (a)	5,518
—	(h)	Tronox, Inc., Class B	1
11		Valspar Corp.	309
28		W.R. Grace & Co. (a)	748
			39,183
		Commercial Banks — 3.2%
30		Associated Banc-Corp.	971
10		Bank of Hawaii Corp.	519
1		BOK Financial Corp.	61
—	(h)	Cathay General Bancorp	3
2		Citizens Banking Corp.	38
4		City National Corp.	318
53		Colonial BancGroup, Inc. (The)	1,273
29		East West Bancorp, Inc.	1,162
2		First Horizon National Corp.	94
20		FirstMerit Corp.	416
7		Fulton Financial Corp.	96
6		Greater Bay Bancorp	154
130		Huntington Bancshares, Inc.	2,879
36		M&T Bank Corp.	3,966
155		Marshall & Ilsley Corp.	7,426
46		PNC Financial Services Group, Inc.	3,405
97		Popular, Inc.	1,631
143		Regions Financial Corp.	5,001
—	(h)	Sky Financial Group, Inc.	1
1		South Financial Group, Inc. (The)	18
26		Sterling Financial Corp.	767
21		SVB Financial Group (a)	1,087
—	(h)	Synovus Financial Corp.	1
9		TCF Financial Corp.	248
7		Trustmark Corp.	176
183		Wachovia Corp.	10,169
138		Wells Fargo & Co.	4,964
8		Whitney Holding Corp.	247
28		Zions Bancorp	2,328
			49,419
		Commercial Services & Supplies — 2.3%
226		Allied Waste Industries, Inc. (a)	3,027
10		Brink’s Co. (The)	650
—	(h)	ChoicePoint, Inc. (a)	8
1		Cintas Corp.	27
66		Copart, Inc. (a)	1,911
22		Corporate Executive Board Co.	1,388
93		Covanta Holding Corp. (a)	2,289
84		Deluxe Corp.	3,168
5		Dun & Bradstreet Corp.	415
31		Equifax, Inc.	1,217
1		FTI Consulting, Inc. (a)	18
3		Herman Miller, Inc.	92
76		IKON Office Solutions, Inc.	1,143
21		Monster Worldwide, Inc. (a)	901
18		R.R. Donnelley & Sons Co.	732
106		Republic Services, Inc.	2,957
50		Robert Half International, Inc.	1,674
166		ServiceMaster Co. (The)	2,550
443		Steelcase, Inc.	8,651
89		Waste Management, Inc.	3,315
—	(h)	Watson Wyatt Worldwide, Inc., Class A	9
			36,142
		Communications Equipment — 2.1%
83		ADC Telecommunications, Inc. (a)	1,522
64		ADTRAN, Inc.	1,622
260		Arris Group, Inc. (a)	3,861
353		Avaya, Inc. (a)	4,555
29		Avocent Corp. (a)	803
137		Cisco Systems, Inc. (a)	3,653
91		CommScope, Inc. (a)	4,256
40		Corning, Inc. (a)	951
7		Dycom Industries, Inc. (a)	176
39		F5 Networks, Inc. (a)	2,976

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        HIGHBRIDGE FUNDS   5

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
		Communications Equipment — Continued
21		Foundry Networks, Inc. (a)	324
16		Harris Corp.	832
136		Juniper Networks, Inc. (a)	3,045
17		QUALCOMM, Inc.	767
208		Tellabs, Inc. (a)	2,214
134		UTStarcom, Inc. (a)	960
			32,517
		Computers & Peripherals — 2.3%
37		Apple, Inc. (a)	3,674
80		Brocade Communications Systems, Inc. (a)	778
84		Dell, Inc. (a)	2,106
13		Diebold, Inc.	597
367		EMC Corp. (a)	5,577
66		International Business Machines Corp.	6,707
22		Lexmark International, Inc., Class A (a)	1,209
53		NCR Corp. (a)	2,680
203		Network Appliance, Inc. (a)	7,557
5		QLogic Corp. (a)	84
246		Western Digital Corp. (a)	4,352
			35,321
		Construction & Engineering — 0.8%
32		EMCOR Group, Inc. (a)	2,006
28		Granite Construction, Inc.	1,711
227		KBR, Inc. (a)	4,695
94		URS Corp. (a)	4,089
—	(h)	Washington Group International, Inc. (a)	13
			12,514
		Construction Materials — 0.1%
11		Florida Rock Industries, Inc.	783
		Consumer Finance — 0.7%
9		American Express Co.	524
180		AmeriCredit Corp. (a)	4,536
3		Capital One Financial Corp.	249
149		CompuCredit Corp. (a)	5,394
			10,703
		Containers & Packaging — 0.8%
2		AptarGroup, Inc.	132
43		Ball Corp.	2,198
—	(h)	Bemis Co., Inc.	4
69		Owens-Illinois, Inc. (a)	2,077
130		Packaging Corp. of America	3,226
19		Pactiv Corp. (a)	660
13		Silgan Holdings, Inc.	721
237		Smurfit-Stone Container Corp. (a)	2,858
16		Sonoco Products Co.	697
5		Temple-Inland, Inc.	271
			12,844
		Diversified Consumer Services — 1.1%
116		Apollo Group, Inc., Class A (a)	5,483
—	(h)	Corinthian Colleges, Inc. (a)	—	(h)
51		DeVry, Inc.	1,696
12		ITT Educational Services, Inc. (a)	1,186
—	(h)	Laureate Education, Inc. (a)	3
65		Regis Corp.	2,477
115		Sotheby’s	5,933
			16,778
		Diversified Financial Services — 1.0%
20		Bank of America Corp.	1,028
157		CIT Group, Inc.	9,347
21		Moody’s Corp.	1,414
119		Nasdaq Stock Market, Inc. (The) (a)	3,862
			15,651
		Diversified Telecommunication Services — 0.8%
—	(h)	CenturyTel, Inc.	7
133		Citizens Communications Co.	2,076
29		Embarq Corp.	1,742
30		NeuStar, Inc., Class A (a)	866
2		Qwest Communications International, Inc. (a)	18
144		Verizon Communications, Inc.	5,486
113		Windstream Corp.	1,658
			11,853
		Electric Utilities — 1.8%
50		Allegheny Energy, Inc. (a)	2,672
8		American Electric Power Co., Inc.	388
151		Duke Energy Corp.	3,104
134		Edison International	7,031
10		Entergy Corp.	1,095
27		FirstEnergy Corp.	1,871
150		Northeast Utilities	4,823
100		Pepco Holdings, Inc.	2,944
7		Progress Energy, Inc.	343
110		Reliant Energy, Inc. (a)	2,459
37		Sierra Pacific Resources (a)	671
5		Westar Energy, Inc.	136
			27,537
		Electrical Equipment — 0.7%
24		Acuity Brands, Inc.	1,397
17		AMETEK, Inc.	609

SEE NOTES TO FINANCIAL STATEMENTS.

6   HIGHBRIDGE FUNDS        APRIL 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
		Electrical Equipment — Continued
51		Belden CDT, Inc.	2,860
1		Cooper Industries Ltd., Class A	40
72		Emerson Electric Co.	3,403
18		Genlyte Group, Inc. (a)	1,427
14		Roper Industries, Inc.	773
20		Thomas & Betts Corp. (a)	1,116
1		Woodward Governor Co.	38
			11,663
		Electronic Equipment & Instruments — 0.8%
2		Agilent Technologies, Inc. (a)	69
34		Amphenol Corp., Class A	1,190
44		Arrow Electronics, Inc. (a)	1,757
15		Avnet, Inc. (a)	630
106		AVX Corp.	1,765
3		Dolby Laboratories, Inc., Class A (a)	103
12		Ingram Micro, Inc., Class A (a)	243
44		Jabil Circuit, Inc.	1,032
3		Mettler-Toledo International, Inc. (Switzerland) (a)	273
1		Molex, Inc.	24
—	(h)	National Instruments Corp.	—	(h)
2		Plexus Corp. (a)	44
48		Tektronix, Inc.	1,411
51		Trimble Navigation Ltd. (a)	1,452
176		Vishay Intertechnology, Inc. (a)	2,923
			12,916
		Energy Equipment & Services — 1.7%
64		BJ Services Co.	1,842
11		Cameron International Corp. (a)	704
1		Diamond Offshore Drilling, Inc.	86
337		Global Industries Ltd. (a)	7,000
3		Grant Prideco, Inc. (a)	129
61		Halliburton Co.	1,926
34		Helmerich & Payne, Inc.	1,085
39		National Oilwell Varco, Inc. (a)	3,279
54		Oil States International, Inc. (a)	1,832
101		Patterson-UTI Energy, Inc.	2,454
18		Pride International, Inc. (a)	583
5		SEACOR Holdings, Inc. (a)	514
—	(h)	Tidewater, Inc.	1
75		Unit Corp. (a)	4,282
7		W-H Energy Services, Inc. (a)	400
			26,117
		Food & Staples Retailing — 1.3%
17		BJ’s Wholesale Club, Inc. (a)	593
143		Kroger Co. (The)	4,212
100		Longs Drug Stores Corp.	5,451
—	(h)	Rite Aid Corp. (a)	1
93		Safeway, Inc.	3,376
93		SUPERVALU, Inc.	4,258
29		SYSCO Corp.	938
33		Wal-Mart Stores, Inc.	1,568
—	(h)	Walgreen Co.	2
			20,399
		Food Products — 2.1%
88		Corn Products International, Inc.	3,506
108		Del Monte Foods Co.	1,249
40		Flowers Foods, Inc.	1,235
34		General Mills, Inc.	2,011
58		Hershey Co. (The)	3,190
46		Hormel Foods Corp.	1,738
66		JM Smucker Co. (The)	3,667
3		Kellogg Co.	153
256		Kraft Foods, Inc., Class A	8,585
6		Lancaster Colony Corp.	269
58		Smithfield Foods, Inc. (a)	1,782
243		Tyson Foods, Inc., Class A	5,086
—	(h)	Wm. Wrigley, Jr., Co.	12
			32,483
		Gas Utilities — 0.6%
—	(h)	AGL Resources, Inc.	17
1		Amerigas Partners LP	42
—	(h)	Atmos Energy Corp.	9
2		Energen Corp.	84
3		Ferrellgas Partners LP	80
—	(h)	Nicor, Inc.	1
55		ONEOK, Inc.	2,647
1		Piedmont Natural Gas Co.	18
17		Questar Corp.	1,676
117		Southern Union Co.	3,562
12		Southwest Gas Corp.	442
34		UGI Corp.	957
16		WGL Holdings, Inc.	555
			10,090
		Health Care Equipment & Supplies — 3.1%
69		Advanced Medical Optics, Inc. (a)	2,803
13		Arrow International, Inc.	423
81		Baxter International, Inc.	4,577
75		Beckman Coulter, Inc.	4,685

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        HIGHBRIDGE FUNDS   7

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
		Health Care Equipment & Supplies — Continued
10		Becton, Dickinson & Co.	801
—	(h)	Biomet, Inc.	1
118		Boston Scientific Corp. (a)	1,828
20		Cooper Cos., Inc. (The)	1,007
90		Cytyc Corp. (a)	3,166
83		Dade Behring Holdings, Inc.	4,083
105		Dentsply International, Inc.	3,495
15		Edwards Lifesciences Corp. (a)	730
110		Hospira, Inc. (a)	4,478
3		Idexx Laboratories, Inc. (a)	266
21		Kinetic Concepts, Inc. (a)	1,030
90		Medtronic, Inc.	4,758
5		Respironics, Inc. (a)	196
37		St. Jude Medical, Inc. (a)	1,602
88		STERIS Corp.	2,252
16		Varian Medical Systems, Inc. (a)	664
73		West Pharmaceutical Services, Inc.	3,652
18		Zimmer Holdings, Inc. (a)	1,621
			48,118
		Health Care Providers & Services — 2.8%
53		Aetna, Inc.	2,474
9		AMERIGROUP Corp. (a)	247
20		AmerisourceBergen Corp.	980
49		Apria Healthcare Group, Inc. (a)	1,539
43		Community Health Systems, Inc. (a)	1,589
21		Coventry Health Care, Inc. (a)	1,237
20		DaVita, Inc. (a)	1,070
22		Express Scripts, Inc. (a)	2,122
396		Health Management Associates, Inc., Class A	4,229
45		Henry Schein, Inc. (a)	2,369
39		Humana, Inc. (a)	2,484
46		Laboratory Corp. of America Holdings (a)	3,666
80		LifePoint Hospitals, Inc. (a)	2,917
25		Lincare Holdings, Inc. (a)	993
3		Magellan Health Services, Inc. (a)	147
60		McKesson Corp.	3,538
45		Medco Health Solutions, Inc. (a)	3,503
54		Quest Diagnostics, Inc.	2,635
42		UnitedHealth Group, Inc.	2,250
44		WellCare Health Plans, Inc. (a)	3,532
			43,521
		Health Care Technology — 0.3%
165		Emdeon Corp. (a)	2,663
56		IMS Health, Inc.	1,630
			4,293
		Hotels, Restaurants & Leisure — 2.7%
47		Ameristar Casinos, Inc.	1,434
16		Applebee’s International, Inc.	436
25		Bob Evans Farms, Inc.	909
48		Boyd Gaming Corp.	2,206
130		Brinker International, Inc.	4,039
26		Cheesecake Factory, Inc. (The) (a)	716
43		Choice Hotels International, Inc.	1,601
278		Darden Restaurants, Inc.	11,517
9		Domino’s Pizza, Inc.	284
—	(h)	Harrah’s Entertainment, Inc.	6
67		Hilton Hotels Corp.	2,265
170		International Game Technology	6,492
43		International Speedway Corp., Class A	2,119
26		Penn National Gaming, Inc. (a)	1,276
27		Pinnacle Entertainment, Inc. (a)	756
38		Ruby Tuesday, Inc.	1,007
5		Sonic Corp. (a)	116
16		Starbucks Corp. (a)	510
5		Starwood Hotels & Resorts Worldwide, Inc.	305
68		Vail Resorts, Inc. (a)	3,887
21		Wyndham Worldwide Corp. (a)	711
1		Yum! Brands, Inc.	37
			42,629
		Household Durables — 1.0%
—	(h)	Beazer Homes USA, Inc.	2
13		Black & Decker Corp.	1,179
76		D.R. Horton, Inc.	1,676
17		Fortune Brands, Inc.	1,381
23		Jarden Corp. (a)	980
75		Leggett & Platt, Inc.	1,762
32		MDC Holdings, Inc.	1,649
1		Newell Rubbermaid, Inc.	43
24		Pulte Homes, Inc.	658
44		Ryland Group, Inc.	1,934
121		Tupperware Brands Corp.	3,413
15		Whirlpool Corp.	1,602
			16,279
		Household Products — 0.3%
4		Energizer Holdings, Inc. (a)	411
66		Kimberly-Clark Corp.	4,671
			5,082

SEE NOTES TO FINANCIAL STATEMENTS.

8   HIGHBRIDGE FUNDS        APRIL 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
		Independent Power Producers & Energy Traders — 0.4%
137		AES Corp. (The) (a)	3,017
44		Constellation Energy Group, Inc.	3,956
—	(h)	TXU Corp.	6
			6,979
		Industrial Conglomerates — 0.9%
75		3M Co.	6,190
26		General Electric Co.	946
46		Teleflex, Inc.	3,284
25		Textron, Inc.	2,526
44		Walter Industries, Inc.	1,296
			14,242
		Insurance — 2.8%
4		Aflac, Inc.	228
13		Allstate Corp. (The)	803
56		American Financial Group, Inc.	1,958
5		AON Corp.	194
59		Assurant, Inc.	3,403
55		Brown & Brown, Inc.	1,408
33		Chubb Corp. (The)	1,787
2		Cincinnati Financial Corp.	84
12		CNA Financial Corp. (a)	579
9		Commerce Group, Inc.	277
94		Conseco, Inc. (a)	1,663
9		Delphi Financial Group, Inc.	383
17		Fidelity National Financial, Inc., Class A	426
31		First American Corp.	1,616
98		Genworth Financial, Inc.	3,581
9		Hanover Insurance Group, Inc. (The)	419
21		Hartford Financial Services Group, Inc.	2,173
56		HCC Insurance Holdings, Inc.	1,729
22		Hilb, Rogal & Hobbs Co.	942
1		Markel Corp. (a)	229
29		Marsh & McLennan Cos., Inc.	911
—	(h)	National Financial Partners Corp.	18
46		Nationwide Financial Services, Inc.	2,625
12		Ohio Casualty Corp.	392
71		Old Republic International Corp.	1,521
—	(h)	Philadelphia Consolidated Holding Co. (a)	9
11		Phoenix Cos., Inc. (The)	159
82		Progressive Corp. (The)	1,896
8		Protective Life Corp.	398
12		Reinsurance Group of America, Inc.	774
56		Selective Insurance Group	1,458
14		StanCorp Financial Group, Inc.	652
—	(h)	Transatlantic Holdings, Inc.	7
33		Travelers Cos, Inc. (The)	1,792
6		Unitrin, Inc.	288
30		Unum Group	751
177		W.R. Berkley Corp.	5,738
			43,271
		Internet & Catalog Retail — 0.5%
—	(h)	IAC/InterActive Corp.(a)	7
20		Liberty Media Corp. - Interactive, Class A (a)	495
192		Netflix, Inc. (a)	4,249
61		NutriSystem (a)	3,780
			8,531
		Internet Software & Services — 1.0%
51		aQuantive, Inc. (a)	1,561
41		Digital River, Inc. (a)	2,405
20		eBay, Inc. (a)	688
3		Google, Inc., Class A (a)	1,645
378		RealNetworks, Inc. (a)	2,856
84		SAVVIS, Inc. (a)	4,330
24		ValueClick, Inc. (a)	688
61		VeriSign, Inc. (a)	1,667
			15,840
		IT Services — 2.7%
1		Acxiom Corp.	13
43		Alliance Data Systems Corp. (a)	2,718
473		BearingPoint, Inc. (a)	3,471
50		CheckFree Corp. (a)	1,668
131		Computer Sciences Corp. (a)	7,254
88		Convergys Corp. (a)	2,219
78		CSG Systems International, Inc. (a)	2,079
1		DST Systems, Inc. (a)	92
305		Electronic Data Systems Corp.	8,931
19		Fiserv, Inc. (a)	1,001
243		Global Payments, Inc.	9,247
11		MPS Group, Inc. (a)	145
29		Perot Systems Corp., Class A (a)	511
—	(h)	SRA International, Inc., Class A (a)	1
8		Total System Services, Inc.	255
134		Unisys Corp. (a)	1,048
48		Western Union Co. (The)	1,015
			41,668
		Leisure Equipment & Products — 0.5%
—	(h)	Brunswick Corp.	1
—	(h)	Callaway Golf Co.	1
246		Eastman Kodak Co.	6,136

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        HIGHBRIDGE FUNDS   9

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
		Leisure Equipment & Products — Continued
61		Hasbro, Inc.	1,920
			8,058
		Life Sciences Tools & Services — 1.6%
76		Applera Corp.- Applied Biosystems Group	2,379
25		Bio-Rad Laboratories, Inc., Class A (a)	1,801
99		Charles River Laboratories International, Inc. (a)	4,669
93		Covance, Inc. (a)	5,622
13		Invitrogen Corp. (a)	841
135		PerkinElmer, Inc.	3,266
120		Pharmaceutical Product Development, Inc.	4,332
19		Techne Corp. (a)	1,133
3		Varian, Inc. (a)	153
5		Ventana Medical Systems, Inc. (a)	220
			24,416
		Machinery — 2.0%
85		AGCO Corp. (a)	3,564
49		Caterpillar, Inc.	3,546
3		Danaher Corp.	215
56		Dover Corp.	2,694
14		Eaton Corp.	1,223
18		Flowserve Corp.	1,104
48		Gardner Denver, Inc. (a)	1,828
66		Harsco Corp.	3,369
21		ITT Corp.	1,337
—	(h)	Lincoln Electric Holdings, Inc.	4
63		Manitowoc Co., Inc. (The)	4,305
27		Nordson Corp.	1,236
10		PACCAR, Inc.	842
13		Parker-Hannifin Corp.	1,158
9		Pentair, Inc.	294
89		Timken Co.	2,951
16		Trinity Industries, Inc.	724
1		Wabtec Corp.	37
			30,431
		Media — 3.8%
113		Belo Corp., Class A	2,172
—	(h)	Clear Channel Communications, Inc.	1
236		Comcast Corp., Class A (a)	6,289
172		DIRECTV Group, Inc. (The) (a)	4,105
57		Dow Jones & Co., Inc.	2,087
63		E.W. Scripps Co., Class A	2,730
47		EchoStar Communications Corp., Class A (a)	2,207
34		Gannett Co., Inc.	1,946
25		Getty Images, Inc. (a)	1,293
—	(h)	Idearc, Inc.	3
15		Interactive Data Corp.	429
213		Interpublic Group of Companies, Inc. (The) (a)	2,699
12		John Wiley & Sons, Inc., Class A	434
56		Lee Enterprises, Inc.	1,463
50		Marvel Entertainment, Inc. (a)	1,476
29		McGraw-Hill Cos., Inc. (The)	1,928
2		Media General, Inc., Class A	85
34		Meredith Corp.	1,955
10		New York Times Co., Class A	223
40		Omnicom Group, Inc.	4,163
180		Regal Entertainment Group, Class A	3,913
—	(h)	Scholastic Corp. (a)	3
276		Time Warner, Inc.	5,698
184		Viacom, Inc., Class B (a)	7,594
96		Virgin Media, Inc.	2,410
8		Walt Disney Co.	293
98		Warner Music Group Corp.	1,680
			59,279
		Metals & Mining — 1.4%
9		Carpenter Technology Corp.	1,117
39		Century Aluminum Co. (a)	1,867
11		Chaparral Steel Co.	761
48		Cleveland-Cliffs, Inc.	3,313
20		Commercial Metals Co.	681
19		Nucor Corp.	1,207
91		Quanex Corp.	3,911
18		RTI International Metals, Inc. (a)	1,721
10		Southern Copper Corp.	793
40		Steel Dynamics, Inc.	1,762
7		Stillwater Mining Co. (a)	105
40		United States Steel Corp.	4,044
			21,282
		Multi-Utilities — 1.7%
29		Alliant Energy Corp.	1,273
—	(h)	Black Hills Corp.	1
94		CenterPoint Energy, Inc.	1,761
—	(h)	CMS Energy Corp.	1
30		DTE Energy Co.	1,492
13		MDU Resources Group, Inc.	405
123		NiSource, Inc.	3,014
54		NSTAR	1,954
70		OGE Energy Corp.	2,680
83		PG&E Corp.	4,218
16		PNM Resources, Inc.	532

SEE NOTES TO FINANCIAL STATEMENTS.

10   HIGHBRIDGE FUNDS        APRIL 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
		Multi-Utilities — Continued
8		Public Service Enterprise Group, Inc.	658
153		Puget Energy, Inc.	3,939
53		SCANA Corp.	2,320
7		TECO Energy, Inc.	128
18		Vectren Corp.	529
1		Wisconsin Energy Corp.	69
64		Xcel Energy, Inc.	1,547
			26,521
		Multiline Retail — 2.0%
126		Big Lots, Inc. (a)	4,063
147		Dillard’s, Inc., Class A	5,085
200		Dollar Tree Stores, Inc. (a)	7,880
81		Federated Department Stores, Inc.	3,552
69		J.C. Penney Co., Inc.	5,473
23		Kohl’s Corp. (a)	1,726
70		Target Corp.	4,151
			31,930
		Office Electronics — 0.1%
104		Xerox Corp. (a)	1,923
1		Zebra Technologies Corp., Class A (a)	27
			1,950
		Oil, Gas & Consumable Fuels — 4.1%
32		Anadarko Petroleum Corp.	1,491
224		Chesapeake Energy Corp.	7,569
116		Cimarex Energy Co.	4,584
18		ConocoPhillips	1,259
18		Consol Energy, Inc.	739
8		Denbury Resources, Inc. (a)	266
14		Devon Energy Corp.	1,000
32		Energy Transfer Partners LP	1,997
27		EOG Resources, Inc.	1,956
25		Exxon Mobil Corp.	1,977
11		Foundation Coal Holdings, Inc.	437
101		Helix Energy Solutions Group, Inc. (a)	3,851
—	(h)	Hess Corp.	—	(h)
14		Inergy LP	468
4		Magellan Midstream Partners LP	178
35		Marathon Oil Corp.	3,581
71		Mariner Energy, Inc. (a)	1,612
88		Massey Energy Co.	2,360
1		Natural Resource Partners LP	36
30		Newfield Exploration Co. (a)	1,314
32		Occidental Petroleum Corp.	1,641
15		ONEOK Partners LP	1,055
34		Overseas Shipholding Group, Inc.	2,391
10		Peabody Energy Corp.	477
32		Penn Virginia Corp.	2,561
34		Plains Exploration & Production Co. (a)	1,580
8		Southwestern Energy Co. (a)	323
74		Spectra Energy Corp.	1,933
27		St. Mary Land & Exploration Co.	989
11		Tesoro Corp.	1,289
122		USEC, Inc. (a)	2,459
54		Valero Energy Corp.	3,767
100		W&T Offshore, Inc.	3,038
4		Whiting Petroleum Corp. (a)	183
128		Williams Cos., Inc.	3,785
1		XTO Energy, Inc.	54
			64,200
		Paper & Forest Products — 0.1%
2		Bowater, Inc.	42
50		MeadWestvaco Corp.	1,652
			1,694
		Personal Products — 0.5%
66		Alberto-Culver Co.	1,606
89		Estee Lauder Cos., Inc. (The), Class A	4,560
47		NBTY, Inc. (a)	2,331
			8,497
		Pharmaceuticals — 3.2%
6		Allergan, Inc.	735
73		Eli Lilly & Co.	4,343
41		Endo Pharmaceuticals Holdings, Inc. (a)	1,264
18		Forest Laboratories, Inc. (a)	979
71		Johnson & Johnson	4,561
216		King Pharmaceuticals, Inc. (a)	4,425
31		Medicines Co. (The) (a)	715
2		Medicis Pharmaceutical Corp., Class A	49
148		Merck & Co., Inc.	7,633
314		MGI Pharma, Inc. (a)	6,910
28		Mylan Laboratories, Inc.	612
111		Perrigo Co.	2,109
425		Pfizer, Inc.	11,249
25		Schering-Plough Corp.	796
62		Sepracor, Inc. (a)	3,343
25		Valeant Pharmaceuticals International	443
—	(h)	Wyeth	4
			50,170

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        HIGHBRIDGE FUNDS   11

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
		Real Estate Investment Trusts (REITs) — 1.3%
14		AMB Property Corp.	854
57		Apartment Investment & Management Co.	3,162
2		AvalonBay Communities, Inc.	293
1		Cousins Properties, Inc.	24
47		Hospitality Properties Trust	2,157
7		Host Hotels & Resorts, Inc.	177
21		iStar Financial, Inc.	994
5		Kimco Realty Corp.	221
26		Liberty Property Trust	1,254
4		Macerich Co. (The)	371
52		Mack-Cali Realty Corp.	2,553
98		Potlatch Corp.	4,246
4		ProLogis	235
21		RAIT Financial Trust	584
20		Rayonier, Inc.	876
16		Regency Centers Corp.	1,357
2		Vornado Realty Trust	178
7		Weingarten Realty Investors	340
			19,876
		Real Estate Management & Development — 0.5%
81		CB Richard Ellis Group, Inc., Class A (a)	2,729
52		Jones Lang LaSalle, Inc.	5,611
			8,340
		Road & Rail — 0.8%
2		AMERCO, Inc. (a)	112
2		Burlington Northern Santa Fe Corp.	219
90		Con-way, Inc.	4,917
22		CSX Corp.	955
46		Landstar System, Inc.	2,207
12		Norfolk Southern Corp.	650
43		Ryder System, Inc.	2,240
—	(h)	Swift Transportation Co., Inc. (a)	3
5		Union Pacific Corp.	569
—	(h)	Werner Enterprises, Inc.	2
			11,874
		Semiconductors & Semiconductor Equipment — 3.4%
216		Amkor Technology, Inc. (a)	3,022
—	(h)	Analog Devices, Inc.	4
129		Applied Materials, Inc.	2,473
147		Atmel Corp. (a)	784
30		Broadcom Corp., Class A (a)	979
96		Fairchild Semiconductor International, Inc. (a)	1,690
11		Formfactor, Inc. (a)	436
3		Integrated Device Technology, Inc. (a)	51
519		Intel Corp.	11,159
107		Lam Research Corp. (a)	5,749
1		Maxim Integrated Products, Inc.	32
36		MEMC Electronic Materials, Inc. (a)	1,999
3		Micrel, Inc. (a)	40
3		Microchip Technology, Inc.	129
163		National Semiconductor Corp.	4,292
14		Novellus Systems, Inc. (a)	438
88		NVIDIA Corp. (a)	2,887
176		ON Semiconductor Corp. (a)	1,887
58		PMC-Sierra, Inc. (a)	444
233		Rambus, Inc. (a)	4,609
531		RF Micro Devices, Inc. (a)	3,318
—	(h)	Semtech Corp. (a)	—	(h)
64		Silicon Laboratories, Inc. (a)	2,093
34		SiRF Technology Holdings, Inc. (a)	823
75		Teradyne, Inc. (a)	1,302
44		Texas Instruments, Inc.	1,528
11		Xilinx, Inc.	324
			52,492
		Software — 2.6%
31		Autodesk, Inc. (a)	1,262
383		BEA Systems, Inc. (a)	4,521
31		BMC Software, Inc. (a)	1,002
71		CA, Inc.	1,940
3		Cadence Design Systems, Inc. (a)	77
51		Citrix Systems, Inc. (a)	1,662
1		Electronic Arts, Inc. (a)	30
289		Intuit, Inc. (a)	8,219
—	(h)	Macrovision Corp. (a)	—	(h)
70		Mentor Graphics Corp. (a)	1,131
14		NAVTEQ Corp. (a)	502
423		Novell, Inc. (a)	3,090
15		Quest Software, Inc. (a)	258
113		Sybase, Inc. (a)	2,736
66		Symantec Corp. (a)	1,162
117		Synopsys, Inc. (a)	3,234
189		THQ, Inc. (a)	6,301
363		TIBCO Software, Inc. (a)	3,312
—	(h)	Wind River Systems, Inc. (a)	2
			40,441
		Specialty Retail — 4.2%
8		Advance Auto Parts, Inc.	336
35		Aeropostale, Inc. (a)	1,430

SEE NOTES TO FINANCIAL STATEMENTS.

12   HIGHBRIDGE FUNDS        APRIL 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
		Specialty Retail — Continued
107		American Eagle Outfitters, Inc.	3,156
11		AnnTaylor Stores Corp. (a)	420
9		AutoZone, Inc. (a)	1,153
64		Barnes & Noble, Inc.	2,541
21		Bebe Stores, Inc.	375
12		Bed Bath & Beyond, Inc. (a)	507
64		Best Buy Co., Inc.	2,962
52		Brown Shoe Co., Inc.	1,406
44		Cabela’s, Inc., Class A (a)	1,050
338		Charming Shoppes, Inc. (a)	4,219
33		Children’s Place Retail Stores, Inc. (The) (a)	1,727
191		Circuit City Stores, Inc.	3,334
12		Claire’s Stores, Inc.	397
108		Dick’s Sporting Goods, Inc. (a)	6,077
42		Dress Barn, Inc. (a)	841
142		Gap, Inc. (The)	2,544
26		Lowe’s Cos., Inc.	782
32		Men’s Wearhouse, Inc.	1,372
—	(h)	O’Reilly Automotive, Inc. (a)	17
31		OfficeMax, Inc.	1,528
136		Pacific Sunwear of California, Inc. (a)	2,852
53		Payless ShoeSource, Inc. (a)	1,695
69		RadioShack Corp.	1,999
172		Ross Stores, Inc.	5,716
11		Sherwin-Williams Co. (The)	696
142		Staples, Inc.	3,521
165		TJX Cos., Inc.	4,608
5		TravelCenters of America LLC (a)	210
189		Williams-Sonoma, Inc.	6,655
			66,126
		Textiles, Apparel & Luxury Goods — 1.4%
18		Carter’s, Inc. (a)	467
5		Columbia Sportswear Co.	325
—	(h)	Fossil, Inc. (a)	3
81		Liz Claiborne, Inc.	3,601
120		Nike, Inc., Class B	6,459
121		Polo Ralph Lauren Corp.	11,132
1		Wolverine World Wide, Inc.	14
			22,001
		Thrifts & Mortgage Finance — 0.7%
2		Astoria Financial Corp.	48
2		Capitol Federal Financial	70
97		Fannie Mae	5,687
60		First Niagara Financial Group, Inc.	810
32		PMI Group, Inc. (The)	1,567
7		Radian Group, Inc.	395
34		Washington Federal, Inc.	805
35		Washington Mutual, Inc.	1,486
			10,868
		Tobacco — 0.6%
57		Loews Corp. - Carolina Group	4,350
78		Universal Corp.	4,881
			9,231
		Trading Companies & Distributors — 0.8%
11		GATX Corp.	515
31		MSC Industrial Direct Co.	1,514
118		United Rentals, Inc. (a)	3,962
71		WESCO International, Inc. (a)	4,473
31		W.W. Grainger, Inc.	2,573
			13,037
		Wireless Telecommunication Services — 0.3%
1		Leap Wireless International, Inc. (a)	46
6		NII Holdings, Inc. (a)	491
23		Sprint Nextel Corp.	469
46		Telephone & Data Systems, Inc.	2,597
19		U.S. Cellular Corp. (a)	1,406
			5,009
		Total Common Stocks (Cost $1,384,295)	1,450,258
Short-Term Investment — 4.2%
		Investment Company — 4.2%
65,665		JPMorgan Prime Money Market Fund (b) (m) (Cost $65,665)	65,665
		Total Long Positions — 97.0% (Cost $1,449,960)	1,515,923
		Other Assets in Excess of Liabilities — 3.0%	46,092
		NET ASSETS — 100.0%	$1,562,015
Short Positions — 92.1%
		Common Stocks — 92.1%
		Aerospace & Defense — 1.7%
94		Alliant Techsystems, Inc. (a)	8,788
69		BE Aerospace, Inc. (a)	2,531
135		Hexcel Corp. (a)	2,929
22		Moog, Inc., Class A (a)	918
8		Precision Castparts Corp.	841
38		Rockwell Collins, Inc.	2,470
110		United Technologies Corp.	7,396
			25,873

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        HIGHBRIDGE FUNDS   13

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Air Freight & Logistics — 0.3%
51		CH Robinson Worldwide, Inc.	2,722
52		Expeditors International of Washington, Inc.	2,189
			4,911
		Airlines — 0.8%
142		AMR Corp. (a)	3,708
207		JetBlue Airways Corp. (a)	2,053
452		Southwest Airlines Co.	6,486
			12,247
		Auto Components — 0.1%
10		Johnson Controls, Inc.	1,066
		Automobiles — 0.4%
513		Ford Motor Co.	4,125
67		General Motors Corp.	2,106
			6,231
		Beverages — 1.8%
164		Anheuser-Busch Cos., Inc.	8,068
219		Coca-Cola Co. (The)	11,419
225		Coca-Cola Enterprises, Inc.	4,934
155		Constellation Brands, Inc., Class A (a)	3,483
			27,904
		Biotechnology — 2.5%
122		Alexion Pharmaceuticals, Inc. (a)	5,094
246		Amylin Pharmaceuticals, Inc. (a)	10,179
126		BioMarin Pharmaceuticals, Inc. (a)	2,037
13		Celgene Corp. (a)	795
240		Human Genome Sciences, Inc. (a)	2,588
349		Medarex, Inc. (a)	4,779
41		MedImmune, Inc. (a)	2,336
317		Millennium Pharmaceuticals, Inc. (a)	3,512
98		Myriad Genetics, Inc. (a)	3,598
108		Theravance, Inc. (a)	3,594
			38,512
		Building Products — 0.6%
55		American Standard Cos., Inc.	3,051
43		Masco Corp.	1,166
118		USG Corp. (a)	5,466
			9,683
		Capital Markets — 2.3%
144		A.G. Edwards, Inc.	10,464
61		Ameriprise Financial, Inc.	3,616
14		Charles Schwab Corp. (The)	275
129		Eaton Vance Corp.	4,947
27		Goldman Sachs Group, Inc. (The)	5,918
—	(h)	Investors Financial Services Corp.	5
139		Janus Capital Group, Inc.	3,490
7		Legg Mason, Inc.	731
76		Merrill Lynch & Co., Inc.	6,857
			36,303
		Chemicals — 1.7%
13		Air Products & Chemicals, Inc.	979
104		Chemtura Corp.	1,153
59		FMC Corp.	4,572
87		International Flavors & Fragrances, Inc.	4,222
22		Lyondell Chemical Co.	674
125		Mosiac Co. (The) (a)	3,677
—	(h)	Olin Corp.	—	(h)
136		Scotts Miracle-Gro Co. (The), Class A	6,101
15		Sensient Technologies Corp.	391
44		Valhi, Inc.	742
131		Westlake Chemical Corp.	3,838
			26,349
		Commercial Banks — 3.4%
42		BB&T Corp.	1,765
59		Comerica, Inc.	3,629
163		Commerce Bancorp, Inc.	5,464
—	(h)	Compass Bancshares, Inc.	12
280		Fifth Third Bancorp	11,367
211		Keycorp	7,532
53		National City Corp.	1,952
36		Prosperity Bancshares, Inc.	1,252
94		SunTrust Banks, Inc.	7,928
295		U.S. Bancorp	10,133
78		UCBH Holdings, Inc.	1,401
10		Umpqua Holdings Corp.	256
8		Valley National Bancorp	199
12		Westamerica Bancorp	581
			53,471
		Commercial Services & Supplies — 2.4%
51		Avery Dennison Corp.	3,171
30		Corrections Corp. of America (a)	1,688
62		HNI Corp.	2,573
33		Manpower, Inc.	2,616
4		Mine Safety Appliances Co.	154
—	(h)	Navigant Consulting, Inc. (a)	2
93		PHH Corp. (a)	2,832
226		Pitney Bowes, Inc.	10,830

SEE NOTES TO FINANCIAL STATEMENTS.

14   HIGHBRIDGE FUNDS        APRIL 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Commercial Services & Supplies — Continued
177		Resources Connection, Inc. (a)	5,328
69		Stericycle, Inc. (a)	6,021
44		TeleTech Holdings, Inc. (a)	1,676
17		United Stationers, Inc. (a)	994
10		Waste Connections, Inc. (a)	326
			38,211
		Communications Equipment — 1.8%
277		Andrew Corp. (a)	3,024
208		Ciena Corp. (a)	6,052
70		InterDigital Communications Corp. (a)	2,293
176		JDS Uniphase Corp. (a)	2,897
653		Motorola, Inc.	11,322
—	(h)	Plantronics, Inc.	1
40		Polycom, Inc. (a)	1,347
—	(h)	Powerwave Technologies, Inc. (a)	—	(h)
253		Sonus Networks, Inc. (a)	1,952
			28,888
		Computers & Peripherals — 1.0%
13		Electronics for Imaging, Inc. (a)	336
47		Emulex Corp. (a)	989
230		Hewlett-Packard Co.	9,678
42		Intermec, Inc. (a)	929
213		Palm, Inc. (a)	3,602
9		SanDisk Corp. (a)	386
91		Sun Microsystems, Inc. (a)	474
			16,394
		Construction & Engineering — 0.6%
21		Fluor Corp.	2,008
34		Jacobs Engineering Group, Inc. (a)	1,740
108		Quanta Services, Inc. (a)	2,955
71		Shaw Group, Inc. (The) (a)	2,319
			9,022
		Construction Materials — 0.4%
50		Eagle Materials, Inc.	2,243
1		Martin Marietta Materials, Inc.	96
44		Texas Industries, Inc.	3,375
2		Vulcan Materials Co.	193
			5,907
		Consumer Finance — 0.3%
9		First Marblehead Corp. (The)	311
74		SLM Corp.	3,997
			4,308
		Containers & Packaging — 0.3%
110		Crown Holdings, Inc. (a)	2,658
59		Sealed Air Corp.	1,950
			4,608
		Diversified Consumer Services — 1.3%
71		Career Education Corp. (a)	2,097
378		H&R Block, Inc.	8,555
174		Service Corp. International	2,113
23		Strayer Education, Inc.	2,829
107		Weight Watchers International, Inc.	5,154
			20,748
		Diversified Financial Services — 1.3%
—	(h)	Chicago Mercantile Exchange Holdings, Inc., Class A	20
213		Citigroup, Inc.	11,441
52		International Securities Exchange Holdings, Inc.	3,455
185		Leucadia National Corp.	5,575
			20,491
		Diversified Telecommunication Services — 0.5%
109		AT&T, Inc.	4,215
21		Golden Telecom, Inc. (Russia)	1,225
243		Level 3 Communications, Inc. (a)	1,353
25		Time Warner Telecom, Inc., Class A (a)	510
			7,303
		Electric Utilities — 1.8%
48		Cleco Corp.	1,351
220		DPL, Inc.	6,883
43		Duquesne Light Holdings, Inc.	848
40		Exelon Corp.	3,042
36		FPL Group, Inc.	2,299
65		Hawaiian Electric Industries, Inc.	1,707
55		Pinnacle West Capital Corp.	2,638
55		PPL Corp.	2,382
173		Southern Co. (The)	6,522
			27,672
		Electrical Equipment — 0.2%
54		General Cable Corp. (a)	3,102
12		Hubbell, Inc., Class B	600
			3,702
		Electronic Equipment & Instruments — 0.9%
20		Anixter International, Inc. (a)	1,438
108		Benchmark Electronics, Inc. (a)	2,298
19		CDW Corp.	1,364

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        HIGHBRIDGE FUNDS   15

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Electronic Equipment & Instruments — Continued
17		Daktronics, Inc.	389
16		FLIR Systems, Inc. (a)	634
48		Itron, Inc. (a)	3,207
140		Tech Data Corp. (a)	4,982
			14,312
		Energy Equipment & Services — 2.0%
71		Atwood Oceanics, Inc. (a)	4,438
7		Baker Hughes, Inc.	564
63		Dril-Quip, Inc. (a)	3,180
15		ENSCO International, Inc.	843
56		FMC Technologies, Inc. (a)	3,960
—	(h)	Hanover Compressor Co. (a)	1
18		Lone Star Technologies, Inc. (a)	1,195
—	(h)	Noble Corp. (Cayman Islands)	1
43		Oceaneering International, Inc. (a)	2,063
49		Rowan Cos., Inc.	1,797
129		RPC, Inc.	2,120
10		Smith International, Inc.	509
42		Superior Energy Services, Inc. (a)	1,541
140		Tetra Technologies, Inc. (a)	3,708
110		Todco, Class A (a)	5,020
—	(h)	Weatherford International Ltd. (a)	1
			30,941
		Food & Staples Retailing — 0.9%
148		Costco Wholesale Corp.	7,955
59		CVS/Caremark Corp.	2,129
10		Ruddick Corp.	314
76		Whole Foods Market, Inc.	3,561
			13,959
		Food Products — 1.9%
54		Archer-Daniels-Midland Co.	2,071
141		ConAgra Foods, Inc.	3,472
24		Dean Foods Co.	858
192		H.J. Heinz Co.	9,058
300		McCormick & Co., Inc. (Non-Voting)	11,135
22		Pilgrim’s Pride Corp.	801
140		Sara Lee Corp.	2,306
20		Tootsie Roll Industries, Inc.	573
			30,274
		Gas Utilities — 1.0%
112		Equitable Resources, Inc.	5,817
157		National Fuel Gas Co.	7,394
34		Suburban Propane Partners LP	1,649
			14,860
		Health Care Equipment & Supplies — 3.4%
71		Align Technology, Inc. (a)	1,601
197		American Medical Systems Holdings, Inc. (a)	3,485
103		Bausch & Lomb, Inc.	6,044
24		CR Bard, Inc.	1,959
29		Hologic, Inc. (a)	1,669
140		Immucor, Inc. (a)	4,579
63		Intuitive Surgical, Inc. (a)	8,216
62		Inverness Medical Innovations, Inc. (a)	2,485
68		Kyphon, Inc. (a)	3,176
227		Mentor Corp.	8,851
11		ResMed, Inc. (a)	469
11		Sirona Dental Systems, Inc.	349
168		Stryker Corp.	10,884
			53,767
		Health Care Providers & Services — 3.2%
72		Cardinal Health, Inc.	5,005
48		Cigna Corp.	7,448
13		Health Net, Inc. (a)	724
176		Healthsouth Corp. (a)	3,694
72		Healthways, Inc. (a)	3,045
76		Manor Care, Inc.	4,949
95		Omnicare, Inc.	3,153
97		Owens & Minor, Inc.	3,446
8		Psychiatric Solutions, Inc. (a)	273
62		Sierra Health Services, Inc. (a)	2,588
180		Sunrise Senior Living, Inc. (a)	6,905
583		Tenet Healthcare Corp. (a)	4,324
28		Triad Hospitals, Inc. (a)	1,498
40		Universal Health Services, Inc., Class B	2,423
11		VCA Antech, Inc. (a)	432
—	(h)	WellPoint, Inc. (a)	3
			49,910
		Health Care Technology — 0.6%
202		Allscripts Healthcare Solutions, Inc. (a)	5,333
63		Cerner Corp. (a)	3,330
			8,663
		Hotels, Restaurants & Leisure — 2.6%
—	(h)	CBRL Group, Inc.	1
98		Jack in the Box, Inc. (a)	6,531
35		Las Vegas Sands Corp. (a)	2,998
6		Life Time Fitness, Inc. (a)	293
217		Marriott International, Inc., Class A	9,803
89		McDonald’s Corp.	4,283
—	(h)	OSI Restaurant Partners, Inc.	2
40		Panera Bread Co., Class A (a)	2,247

SEE NOTES TO FINANCIAL STATEMENTS.

16   HIGHBRIDGE FUNDS        APRIL 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Hotels, Restaurants & Leisure — Continued
68		Scientific Games Corp., Class A (a)	2,280
131		Tim Hortons, Inc. (Canada)	4,140
131		Wendy’s International, Inc.	4,939
27		Wynn Resorts Ltd.	2,710
			40,227
		Household Durables — 1.8%
4		American Greetings Corp., Class A	102
—	(h)	Blyth, Inc.	2
50		Centex Corp.	2,250
53		Harman International Industries, Inc.	6,421
122		KB Home	5,362
122		Lennar Corp., Class A	5,212
5		Snap-On, Inc.	251
16		Standard-Pacific Corp.	327
179		Tempur-Pedic International, Inc.	4,645
108		Toll Brothers, Inc. (a)	3,231
			27,803
		Household Products — 0.8%
31		Church & Dwight Co., Inc.	1,574
71		Clorox Co.	4,749
24		Colgate-Palmolive Co.	1,655
68		Procter & Gamble Co.	4,369
			12,347
		Independent Power Producers & Energy Traders — 0.4%
306		Dynegy, Inc., Class A (a)	2,875
15		NRG Energy, Inc. (a)	1,196
61		Ormat Technologies, Inc.	2,237
			6,308
		Industrial Conglomerates — 0.1%
56		Carlisle Cos., Inc.	2,309
		Insurance — 3.0%
19		21st Century Insurance Group	405
11		Alfa Corp.	202
1		Alleghany Corp. (a)	448
2		AMBAC Financial Group, Inc.	203
168		American International Group, Inc.	11,723
150		Arthur J. Gallagher & Co.	4,185
9		Erie Indemnity Co., Class A	457
112		Loews Corp.	5,320
39		MBIA, Inc.	2,731
30		Mercury General Corp.	1,629
56		MetLife, Inc.	3,691
32		Principal Financial Group, Inc.	2,032
105		Safeco Corp.	6,995
82		Torchmark Corp.	5,580
17		Zenith National Insurance Corp.	787
			46,388
		Internet & Catalog Retail — 1.0%
184		Amazon.com, Inc. (a)	11,300
158		Expedia, Inc. (a)	3,736
13		Priceline.com, Inc. (a)	742
			15,778
		Internet Software & Services — 1.2%
104		Akamai Technologies, Inc. (a)	4,591
73		Equinix, Inc. (a)	6,114
30		WebEx Communications, Inc. (a)	1,726
212		Yahoo!, Inc. (a)	5,941
			18,372
		IT Services — 3.0%
3		Affiliated Computer Services, Inc., Class A (a)	160
58		Automatic Data Processing, Inc.	2,611
80		BISYS Group, Inc. (The) (a)	920
—	(h)	Broadridge Financial Solutions, Inc. (a)	1
36		Ceridian Corp. (a)	1,228
29		Cognizant Technology Solutions Corp., Class A (a)	2,601
116		Fidelity National Information Services, Inc.	5,879
252		First Data Corp.	8,174
75		Gartner, Inc. (a)	1,891
82		Hewitt Associates, Inc., Class A (a)	2,452
65		Iron Mountain, Inc. (a)	1,814
38		MoneyGram International, Inc.	1,072
198		Paychex, Inc.	7,362
33		Syntel, Inc.	1,151
282		VeriFone Holdings, Inc. (a)	9,941
			47,257
		Leisure Equipment & Products — 1.0%
402		Mattel, Inc.	11,381
5		Oakley, Inc.	121
84		Pool Corp.	3,358
			14,860
		Life Sciences Tools & Services — 1.1%
123		Affymetrix, Inc. (a)	3,221
190		Illumina, Inc. (a)	6,211
19		Millipore Corp. (a)	1,424
59		Thermo Fisher Scientific, Inc. (a)	3,087
45		Waters Corp. (a)	2,686
			16,629

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        HIGHBRIDGE FUNDS   17

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Machinery — 2.4%
—	(h)	Briggs & Stratton Corp.	1
21		Bucyrus International, Inc.	1,333
56		Clarcor, Inc.	1,754
28		Crane Co.	1,169
20		Cummins, Inc.	1,888
16		Deere & Co.	1,753
114		Donaldson Co., Inc.	4,091
44		Graco, Inc.	1,749
49		IDEX Corp.	2,552
13		Illinois Tool Works, Inc.	668
36		Joy Global, Inc.	1,829
—	(h)	Kennametal, Inc.	7
76		Oshkosh Truck Corp.	4,248
37		Pall Corp.	1,541
31		SPX Corp.	2,213
57		Terex Corp. (a)	4,401
84		Toro Co.	4,209
23		Valmont Industries, Inc.	1,415
			36,821
		Marine — 0.1%
39		Alexander & Baldwin, Inc.	2,076
		Media — 3.9%
119		Cablevision Systems Corp., Class A (a)	3,904
—	(h)	Catalina Marketing Corp.	2
244		CBS Corp., Class B	7,766
499		Discovery Holding Co., Class A (a)	10,848
75		DreamWorks Animation SKG, Inc., Class A (a)	2,203
13		Harte-Hanks, Inc.	335
70		Lamar Advertising Co., Class A	4,254
96		Liberty Media Corp. - Capital, Class A (a)	10,859
2		Live Nation, Inc. (a)	31
272		McClatchy Co., Class A	7,862
393		News Corp., Class A	8,794
43		R.H. Donnelley Corp. (a)	3,358
35		Tribune Co.	1,151
			61,367
		Metals & Mining — 1.9%
111		AK Steel Holding Corp. (a)	3,377
33		Alcoa, Inc.	1,175
79		Allegheny Technologies, Inc.	8,618
57		Freeport-McMoRan Copper & Gold, Inc.	3,857
77		Newmont Mining Corp.	3,206
128		Reliance Steel & Aluminum Co.	7,579
59		Titanium Metals Corp. (a)	2,036
10		Worthington Industries, Inc.	224
			30,072
		Multi-Utilities — 2.0%
71		Ameren Corp.	3,719
60		Consolidated Edison, Inc.	3,096
115		Dominion Resources, Inc.	10,529
90		Energy East Corp.	2,169
120		Integrys Energy Group, Inc.	6,736
79		Sempra Energy	5,014
			31,263
		Multiline Retail — 1.5%
530		Dollar General Corp.	11,306
120		Family Dollar Stores, Inc.	3,836
362		Saks, Inc.	7,573
			22,715
		Oil, Gas & Consumable Fuels — 3.9%
101		Apache Corp.	7,330
122		Arch Coal, Inc.	4,404
43		Bill Barrett Corp. (a)	1,594
121		Cabot Oil & Gas Corp.	4,418
303		Cheniere Energy, Inc. (a)	10,099
111		El Paso Corp.	1,671
68		Forest Oil Corp. (a)	2,405
67		Frontier Oil Corp.	2,384
70		Holly Corp.	4,455
81		Kinder Morgan Management LLC (a)	4,290
79		Murphy Oil Corp.	4,382
134		PetroHawk Energy Corp. (a)	1,929
99		Pioneer Natural Resources Co.	4,956
65		Pogo Producing Co.	3,127
20		Quicksilver Resources, Inc. (a)	825
65		Range Resources Corp.	2,382
11		Sunoco, Inc.	844
			61,495
		Paper & Forest Products — 0.5%
79		International Paper Co.	2,992
249		Louisiana-Pacific Corp.	4,901
			7,893
		Personal Products — 0.1%
35		Avon Products, Inc.	1,398
		Pharmaceuticals — 2.1%
159		Abbott Laboratories	8,981
55		Abraxis BioScience, Inc. (a)	1,524

SEE NOTES TO FINANCIAL STATEMENTS.

18   HIGHBRIDGE FUNDS        APRIL 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Pharmaceuticals — Continued
212		Barr Pharmaceuticals, Inc. (a)	10,276
258		Bristol-Myers Squibb Co.	7,457
—	(h)	Par Pharmaceutical Cos., Inc. (a)	1
142		Watson Pharmaceuticals, Inc. (a)	3,889
			32,128
		Real Estate Investment Trusts (REITs) — 0.9%
2		Boston Properties, Inc.	243
84		CapitalSource, Inc.	2,162
45		Developers Diversified Realty Corp.	2,948
23		Equity Residential	1,064
64		Plum Creek Timber Co., Inc.	2,537
27		Public Storage, Inc.	2,479
7		Simon Property Group, Inc.	820
88		UDR, Inc.	2,638
			14,891
		Road & Rail — 1.2%
77		Avis Budget Group, Inc. (a)	2,168
49		Florida East Coast Industries, Inc.	3,432
104		Heartland Express, Inc.	1,785
94		J.B. Hunt Transport Services, Inc.	2,535
271		Knight Transportation, Inc.	5,286
64		Laidlaw International, Inc.	2,208
37		YRC Worldwide, Inc. (a)	1,491
			18,905
		Semiconductors & Semiconductor Equipment — 3.2%
458		Advanced Micro Devices, Inc. (a)	6,333
244		Altera Corp. (a)	5,508
52		Atheros Communications, Inc. (a)	1,402
—	(h)	Cree, Inc. (a)	—	(h)
84		Cymer, Inc. (a)	3,420
207		Cypress Semiconductor Corp. (a)	4,725
79		Entegris, Inc. (a)	923
153		Intersil Corp., Class A	4,567
30		KLA-Tencor Corp.	1,674
238		Linear Technology Corp.	8,906
197		LSI Corp. (a)	1,675
218		Micron Technology, Inc. (a)	2,503
216		Microsemi Corp. (a)	4,990
61		Tessera Technologies, Inc. (a)	2,630
22		Varian Semiconductor Equipment Associates, Inc. (a)	1,448
—	(h)	Verigy Ltd. (Singapore) (a)	—	(h)
			50,704
		Software — 2.9%
70		Activision, Inc. (a)	1,401
206		Adobe Systems, Inc. (a)	8,542
—	(h)	Advent Software, Inc. (a)	2
39		ANSYS, Inc. (a)	1,993
263		Compuware Corp. (a)	2,597
106		Factset Research Systems, Inc.	6,513
34		Fair Isaac Corp.	1,198
53		Jack Henry & Associates, Inc.	1,260
14		Kronos, Inc. (a)	750
332		Lawson Software, Inc. (a)	2,953
57		MICROS Systems, Inc. (a)	3,106
—	(h)	Net 1 UEPS Technologies Inc. (South Africa) (a)	2
437		Nuance Communications, Inc. (a)	6,738
78		Parametric Technology Corp. (a)	1,390
215		Red Hat, Inc. (a)	4,542
67		Salesforce.com, Inc. (a)	2,803
—	(h)	Transaction Systems Architects, Inc. (a)	1
			45,791
		Specialty Retail — 4.1%
21		Abercrombie & Fitch Co., Class A	1,746
114		AutoNation, Inc. (a)	2,334
—	(h)	Borders Group, Inc.	2
401		CarMax, Inc. (a)	9,984
327		Chico’s FAS, Inc. (a)	8,626
101		Coldwater Creek, Inc. (a)	2,099
321		Foot Locker, Inc.	7,648
15		GameStop Corp., Class A (a)	509
5		Guess?, Inc.	208
113		Home Depot, Inc.	4,285
146		Limited Brands, Inc.	4,029
59		Office Depot, Inc. (a)	1,988
134		PetSmart, Inc.	4,435
48		Rent-A-Center, Inc. (a)	1,333
160		Sally Beauty Holdings, Inc. (a)	1,567
103		Tiffany & Co.	4,911
17		Tractor Supply Co. (a)	896
233		United Auto Group, Inc.	4,716
92		Urban Outfitters, Inc. (a)	2,375
			63,691
		Textiles, Apparel & Luxury Goods — 1.2%
15		Coach, Inc. (a)	717
139		Hanesbrands, Inc. (a)	3,696
111		Jones Apparel Group, Inc.	3,722
623		Quiksilver, Inc. (a)	8,290

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        HIGHBRIDGE FUNDS   19

Highbridge Statistical Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Textiles, Apparel & Luxury Goods — Continued
—	(h)	Timberland Co., Class A (a)	1
28		V.F. Corp.	2,450
			18,876
		Thrifts & Mortgage Finance — 1.2%
56		Countrywide Financial Corp.	2,091
24		Freddie Mac	1,553
—	(h)	MAF Bancorp, Inc.	3
151		MGIC Investment Corp.	9,279
108		New York Community Bancorp, Inc.	1,880
122		NewAlliance Bancshares, Inc.	1,910
24		People’s United Financial, Inc.	479
37		Sovereign Bancorp, Inc.	908
33		Webster Financial Corp.	1,448
			19,551
		Tobacco — 0.9%
103		Altria Group, Inc.	7,104
55		Reynolds American, Inc.	3,520
48		UST, Inc.	2,711
			13,335
		Trading Companies & Distributors — 0.5%
177		Fastenal Co.	7,273
		Wireless Telecommunication Services — 0.2%
25		ALLTEL Corp.	1,551
71		SBA Communications Corp., Class A (a)	2,081
			3,632
		Total Short Positions — 92.1% (Proceeds $1,419,428)	$1,438,645

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(h)—	Amount rounds to less than one thousand.

(j)—	All or a portion of these securities are segregated for short sales.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

SEE NOTES TO FINANCIAL STATEMENTS.

20   HIGHBRIDGE FUNDS        APRIL 30, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2007        HIGHBRIDGE FUNDS   21

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands, except per share amounts)

	Highbridge Statistical Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$1,450,258
Investments in affiliates, at value	65,665
Total investment securities, at value	1,515,923
Deposits with broker for securities sold short	1,460,166
Receivables:
Investment securities sold	327,034
Fund shares sold	25,559
Interest and dividends	2,712
Total Assets	3,331,394

LIABILITIES:
Payables:
Dividends for securities sold short	692
Investment securities purchased	326,631
Securities sold short, at value	1,438,645
Fund shares redeemed	1,245
Accrued liabilities:
Investment advisory fees	1,836
Administration fees	94
Shareholder servicing fees	86
Distribution fees	54
Fund accounting fees	—	(b)
Trustees’ and Officers’ fees	4
Other	92
Total Liabilities	1,769,379
Net Assets	$1,562,015

SEE NOTES TO FINANCIAL STATEMENTS.

22   HIGHBRIDGE FUNDS        APRIL 30, 2007

Highbridge Statistical Market Neutral Fund
NET ASSETS:
Paid in capital	$1,516,847
Accumulated undistributed (distributions in excess of) net investment income	7,310
Accumulated net realized gains (losses)	(8,888)
Net unrealized appreciation (depreciation)	46,746
Total Net Assets	$1,562,015

Net Assets:
Class A	$122,680
Class C	56,950
Select Class	1,382,385
Total	$1,562,015

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	7,531
Class C	3,510
Select Class	84,626

Net Asset Value:
Class A — Redemption price per share	$16.29
Class C — Offering price per share (a)	16.22
Select Class — Offering and redemption price per share	16.34
Class A maximum sales charge	5.25%
Class A maximum public offering price per share (net asset value per share/100% — maximum sales charge)	$17.19

Cost of investments	$1,449,960
Proceeds from securities sold short	$1,419,428

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        HIGHBRIDGE FUNDS   23

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

Highbridge Statistical Market Neutral Fund
INVESTMENT INCOME:
Dividend income	$3,535
Dividend income from affiliates (a)	1,647
Interest income	28,341
Foreign taxes withheld	— (b)
Total investment income	33,523

EXPENSES:
Investment advisory fees	10,195
Administration fees	586
Distribution fees:
Class A	83
Class C	146
Shareholder servicing fees:
Class A	83
Class C	49
Select Class	1,325
Custodian fees	25
Fund accounting fees	63
Professional fees	62
Trustees’ and Officers’ fees	6
Printing and mailing costs	64
Registration and filing fees	57
Transfer agent fees	48
Dividend expense on securities sold short	14,257
Other	17
Total expenses	27,066
Less amounts waived	(2,677)
Net expenses	24,389
Net investment income (loss)	9,134

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	107,399
Securities sold short	(105,580)
Net realized gain (loss)	1,819
Change in net unrealized appreciation (depreciation) of:
Investments	25,260
Securities sold short	8,337
Change in net unrealized appreciation (depreciation)	33,597
Net realized/unrealized gains (losses)	35,416
Change in net assets resulting from operations	$44,550

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24   HIGHBRIDGE FUNDS        APRIL 30, 2007

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Highbridge Statistical Market Neutral Fund
	Six Months Ended 4/30/2007 (Unaudited)	Period Ended 10/31/2006 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,134	$7,876
Net realized gain (loss)	1,819	(8,030)
Change in net unrealized appreciation (depreciation)	33,597	13,149
Change in net assets resulting from operations	44,550	12,995

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(477)	(2)
From net realized gains	(108)	—
Class C
From net investment income	(264)	(1)
From net realized gains	(77)	—
Select Class
From net investment income	(9,387)	(56)
From net realized gains	(2,009)	—
Total distributions to shareholders	(12,322)	(59)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	680,712	836,139

NET ASSETS:
Change in net assets	712,940	849,075
Beginning of period	849,075	—
End of period	$1,562,015	$849,075
Accumulated undistributed (distributions in excess of) net investment income	$7,310	$8,304

(a)	Commencement of operations was November 30, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        HIGHBRIDGE FUNDS   25

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Highbridge Statistical Market Neutral Fund
	Six Months Ended 4/30/2007 (Unaudited)	Period Ended 10/31/2006 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$97,787	$36,493
Dividends reinvested	505	2
Cost of shares redeemed	(11,924)	(2,576)
Change in net assets from Class A capital transactions	$86,368	$33,919
Class C
Proceeds from shares issued	$29,824	$28,935
Dividends reinvested	230	1
Cost of shares redeemed	(1,711)	(1,810)
Change in net assets from Class C capital transactions	$28,343	$27,126
Select Class
Proceeds from shares issued	$662,293	$827,589
Dividends reinvested	2,063	56
Cost of shares redeemed	(98,355)	(52,551)
Change in net assets from Select Class capital transactions	$566,001	$775,094
SHARE TRANSACTIONS:
Class A
Issued	6,086	2,321
Reinvested	32	— (b)
Redeemed	(745)	(163)
Change in Class A Shares	5,373	2,158
Class C
Issued	1,861	1,856
Reinvested	15	— (b)
Redeemed	(107)	(115)
Change in Class C Shares	1,769	1,741
Select Class
Issued	41,242	52,739
Reinvested	130	4
Redeemed	(6,084)	(3,405)
Change in Select Class Shares	35,288	49,338

(a)	Commencement of operations was November 30, 2005.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26   HIGHBRIDGE FUNDS        APRIL 30, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2007        HIGHBRIDGE FUNDS   27

FINANCIAL HIGHLIGHTS
FOR THE PERIOD INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period
Class A
Six Months Ended April 30, 2007 (Unaudited)	$15.92	$0.11	(f)	$0.46	$0.57	$(0.16)	$(0.04)	$(0.20)	$16.29
November 30, 2005 (e) through October 31, 2006	15.00	0.43	(f)	0.52	0.95	(0.03)	—	(0.03)	15.92

Class C
Six Months Ended April 30, 2007 (Unaudited)	15.86	0.07	(f)	0.45	0.52	(0.12)	(0.04)	(0.16)	16.22
November 30, 2005 (e) through October 31, 2006	15.00	0.34	(f)	0.54	0.88	(0.02)	—	(0.02)	15.86

Select Class
Six Months Ended April 30, 2007 (Unaudited)	15.95	0.13	(f)	0.47	0.60	(0.17)	(0.04)	(0.21)	16.34
November 30, 2005 (e) through October 31, 2006	15.00	0.47	(f)	0.51	0.98	(0.03)	—	(0.03)	15.95

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The calculation of portfolio turnover rate excludes securities sold short and covers on securities sold short.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

28   HIGHBRIDGE FUNDS        APRIL 30, 2007

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short)	Net expenses (excluding dividend expense for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (b)(d)
3.57%	$122,680	4.40%	1.95%	1.43%	4.86%	2.41%	130%
6.32	34,345	3.19	1.95	3.00	3.73	2.49	274

3.29	56,950	4.90	2.45	0.85	5.36	2.91	130
5.88	27,614	3.75	2.45	2.38	4.30	3.00	274

3.77	1,382,385	4.15	1.70	1.60	4.61	2.16	130
6.55	787,116	2.96	1.70	3.24	3.49	2.23	274

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        HIGHBRIDGE FUNDS   29

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Classes Offered
Highbridge Statistical Market Neutral Fund	Class A, Class C and Select Class

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge. No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B.  Short Sales — The Fund engages in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expenses on securities sold short less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

30   HIGHBRIDGE FUNDS        APRIL 30, 2007

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

F. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for financial statements in the first fiscal period beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 1.75%. Currently, the annual fee rate is 1.50% of the Fund’s average daily net assets. The fee is contractually limited to 1.50% of the Fund’s average daily net assets until such time as the Fund commences with the borrowing of money from banks for investment purposes.

The Advisor, on behalf of the Fund, has entered into an investment sub-advisory agreement with Highbridge Capital Management, LLC (“HCM”) which is majority owned by JPMorgan Fleming Asset Management Holdings, Inc. For its services as sub-advisor, HCM receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market fund for the six months ended April 30, 2007 was approximately $56,000.

APRIL 30, 2007        HIGHBRIDGE FUNDS   31

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2007, the Distributor retained the following amounts (in thousands):

Front End Sales Charge	CDSC
$47	$13

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E.  Accounting Fees — JPMIS provides portfolio accounting services for the Fund. The amounts paid directly to JPMIS by the Fund for accounting services are included in Fund accounting fees in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.95%	2.45%	1.70%

The contractual expense limitation agreements were in effect for the six months ended April 30, 2007. The expense limitation percentages in the table above are in place until at least February 29, 2008.

For the six months ended April 30, 2007, the Fund’s service providers waived fees and/or reimbursed expenses of the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$1,456	$172	$1,049	$2,677

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

32   HIGHBRIDGE FUNDS        APRIL 30, 2007

During the period, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the period ended April 30, 2007, the Fund incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$1,955,078	$1,457,999	$3,941,340	$3,421,818

During the six months ended April 30, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2007, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,454,988	$76,627	$15,692	$60,935

For the Fund, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and Custodial Trust Company (“CTC”) have entered into a financing arrangement. Under this arrangement, CTC provides an unsecured, uncommitted credit facility to the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate equal to the 30-day London Inter-Bank offered rate plus 100 basis points.

The Fund had no borrowings outstanding at April 30, 2007, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

APRIL 30, 2007        HIGHBRIDGE FUNDS   33

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	136	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	136	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	136	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	136
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	136	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	136	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	136	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	136	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

34   HIGHBRIDGE FUNDS        APRIL 30, 2007

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	136	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	136	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	136	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	136	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	136
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (136 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

APRIL 30, 2007        HIGHBRIDGE FUNDS   35

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

36   HIGHBRIDGE FUNDS        APRIL 30, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006, and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2006	Ending Account Value, April 30, 2007	Expenses Paid During November 1, 2006 to April 30, 2007*	Annualized Expense Ratio
Highbridge Statistical Market Neutral Fund
Class A
Actual	$1,000.00	$1,035.70	$22.21	4.40%
Hypothetical	1,000.00	1,002.98	21.85	4.40
Class C
Actual	1,000.00	1,032.90	24.70	4.90
Hypothetical	1,000.00	1,000.50	24.30	4.90
Select Class
Actual	1,000.00	1,037.70	20.97	4.15
Hypothetical	1,000.00	1,004.22	20.62	4.15

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2007        HIGHBRIDGE FUNDS   37

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. April 2007.	SAN-HSMN-407

SEMI-ANNUAL REPORT
SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

JPMorgan Funds
International
Equity
Funds

JPMorgan Asia Equity Fund
JPMorgan Emerging Markets Equity Fund
JPMorgan International Equity Fund
JPMorgan International Equity Index Fund
JPMorgan International Growth Fund
JPMorgan International Opportunities Fund
JPMorgan International Realty Fund
JPMorgan International Value Fund
JPMorgan Intrepid European Fund
JPMorgan Intrepid International Fund
JPMorgan Japan Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Asia Equity Fund	2
JPMorgan Emerging Markets Equity Fund	4
JPMorgan International Equity Fund	6
JPMorgan International Equity Index Fund	8
JPMorgan International Growth Fund	10
JPMorgan International Opportunities Fund	12
JPMorgan International Value Fund	14
JPMorgan Intrepid European Fund	16
JPMorgan Intrepid International Fund	18
JPMorgan Japan Fund	20
Schedules of Portfolio Investments	22
Financial Statements	74
Financial Highlights	100
Notes to Financial Statements	120
Trustees	130
Officers	132
Schedule of Shareholder Expenses	133

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to a Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 11, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan International Equity Funds. Inside, you’ll find information detailing the performance of the Funds for the six months ended April 30, 2007, along with reports from the portfolio managers.

“Although additional monetary firming may prove to be a marginal headwind for European and Japanese equities, Europe in particular should be able to outperform the U.S. market.”

Confidence bolsters global stocks...

Optimism surrounding generally healthy worldwide economic growth and corporate profitability, along with contained inflation and brisk merger-and-acquisition (M&A) activity, fueled global stock market gains during the first half of the six-month period. Stocks ended 2006 and began 2007 on solid ground, bolstered by investors with encouraging outlooks and robust appetites for risk.

... until China rattles world markets

We did experience bumps along the way. Stocks abruptly changed course on February 27, when a steep sell-off in the Chinese stock market triggered a worldwide correction. A downward revision in fourth-quarter U.S. gross domestic product (GDP), combined with former Federal Reserve (Fed) Chairman Alan Greenspan’s remarks about a potential U.S. recession, further dampened investors’ spirits. At the height of the pessimism, the S&P 500 Index fell 3.5% in a single day.

Fed’s comments re-inspire optimism

Despite the severity of the downturn, the correction was short-lived and had little lasting impact. By mid-March, stocks had resumed their upward course. The catalyst for the renewed optimism was the Federal Open Market Committee’s (FOMC) March policy statement, which indicated the Fed would insure against downside risks to U.S. growth. Once again, stocks rallied strongly, as slowdown fears abated, inflation pressures leveled off and private-equity money poured into the markets.

U.S. shares finished the six-month period on a robust note, with the S&P 500 Index advancing 8.60%, while, non-U.S. markets performed even better, with the MSCI EAFE and MSCI Emerging Markets Indexes gaining 15.97% and 21.78%, respectively. The U.S. dollar’s slide relative to the weighted average of the major currencies helped boost non-U.S. returns during the period.

Equity outlook remains favorable

Equities may tread water in the near term, as global economic activity slows due to the sluggish U.S. economy. But, with corporate earnings growth still running higher than long-term GDP growth trends, and equity valuations remaining reasonable, there continues to be support for international stocks.

The U.S. economic slowdown is likely to persist, with stagflation fears surfacing periodically. We believe inflation may subside later in the year, as the U.S. slowdown broadens to include the job market. Yet, given the lags involved, it likely will take time to resolve the current uncertainties. Some moderation in global activity from last year’s heady pace also seems likely, but we do not expect the economies of Europe and Japan to run into trouble.

Positive scenario requires weak yen, U.S. growth

For this relatively benign outlook to unfold, we believe two conditions must remain in place:

•	The yen has to remain weak, with low volatility, in order to avoid a sudden unwinding of the yen carry trade. This scenario is likely, given that the Bank of Japan indicated it will raise rates cautiously.

•	The U.S. economy must slow into a “soft landing” and avoid a recession. Recent strong employment data support this outlook.

If either of these conditions do not remain as established — whereby the yen appreciates suddenly, enough to trigger a self-sustaining unwinding of the carry trade, or the U.S. enters a recession — pundits will judge these recent events as the warning signal of a potentially significant correction.

Although additional monetary firming may prove to be a marginal headwind for European and Japanese equities, Europe in particular should be able to outperform the U.S. market. We foresee a positive return environment for the year as a whole, but we expect to encounter more favorable levels at which to add risk exposure.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   1

JPMorgan Asia Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 1, 2001
Fiscal Year End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$373,940
Primary Benchmark*	MSCI All Country Asia (ex Japan) Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Asia Equity Fund, which seeks total return from long-term capital growth, returned 22.10%** (Class A Shares) over the six months ended April 30, 2007, compared to the 18.37% return for the MSCI All Country Asia (ex Japan) Index over the same period.***

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in Singapore, Korea and China.

The Fund’s overweight in property stocks, such as CapitaLand contributed to performance. Economic data in Singapore surprised on the upside and Singapore home prices increased at a 4.6% quarterly rate in first-quarter 2007, the 12th quarterly rise. This helped property stocks to rise strongly over the period.

The Fund’s holding in consumption-related Chinese companies, such as dumpling manufacturer Synear Food Holdings, also performed strongly as the company released strong earnings. The company is exposed to secularly growing trends such as rising disposable income.

The Fund’s overweight in Korean steelmaker Posco was another significant contributor to performance, as the stock was re-rated due to rising steel prices and prospects of consolidation in the sector.

On the negative side, stock selection in Indonesia, Taiwan and Hong Kong hurt returns. The Fund’s overweight in Indonesian stocks, such as motorcycle distributor Astra, detracted from performance. The rise in risk aversion in February led to significant selling in Indonesia, one of 2006’s top performers. There were also concerns that the country was nearing the end of its interest rate easing cycle, which would no longer be supportive for consumption related stocks like Astra.

The Fund’s holdings in Taiwan technology companies, such as Catcher Technology, also hurt overall performance. Catcher, which makes casings for technology products, such as mobile phones, fell 11% over the period due to poor earnings guidance from its large U.S. customers.

In Hong Kong, the Fund’s holding in Melco was another significant detractor to performance. Melco, which owns a casino venture in Macau, fell during the period due to concerns over increasing competition and rising costs. Prior to this, the stock had risen 12-fold since 2004.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s strategy remains broad and tends to overweight stocks in countries exposed to regional domestic demand. It is overweight in China, Indonesia and Singapore, with an emphasis on consumer, infrastructure and asset reflation stocks. It remains underweight in countries that are largely dependent on exports, such as Taiwan. We remain underweight in defensive sectors, such as utilities. There are other Asian companies that have similar dividend yields as the utility sector, but are less expensive and have better growth prospects.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

1.	Samsung Electronics Co., Ltd. (South Korea)	6.5%
2.	China Mobile Ltd. (Hong Kong)	4.0
3.	Doosan Heavy Industries and Construction Co., Ltd. (South Korea)	3.0
4.	POSCO (South Korea)	2.9
5.	SembCorp Industries Ltd. (Singapore)	2.8
6.	Satyam Computer Services Ltd. ADR (India)	2.8
7.	MediaTek, Inc. (Taiwan)	2.8
8.	Hana Financial Group, Inc. (South Korea)	2.8
9.	China Construction Bank Corp., Class H (China)	2.5
10.	Nine Dragons Paper Holdings Ltd. (Hong Kong)	2.4

PORTFOLIO COMPOSITION****

South Korea	26.3%
China	13.9
Taiwan	13.6
Hong Kong	12.6
Singapore	10.5
Indonesia	8.7
India	6.2
Malaysia	5.5
United Kingdom	2.7

*	Effective February 28, 2007, the Fund’s benchmark changed from the MSCI All Country Far East (ex Japan) to the MSCI All Country Asia (ex Japan).
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based upon total investments as of April 30, 2007. The Fund’s composition is subject to change.

2   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/01/01
Without Sales Charge		24.84%	15.63%	16.19%
With Sales Charge*		18.30	14.39	15.06
SELECT CLASS SHARES	6/28/02	25.18	15.92	16.46
INSTITUTIONAL CLASS SHARES	6/28/02	25.36	16.08	16.60

*	Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (11/01/01 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2001.

Returns for the Institutional Class and Select Class Shares prior to their inception date are based on the performance of the Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Asia Equity Fund, MSCI All Country Asia (ex Japan) Index, MSCI All Country Far East (ex Japan) Index and Lipper Pacific Region (ex Japan) Funds Index from November 1, 2001 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI All Country Asia (ex Japan) Index and the MSCI All Country Far East (ex Japan) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Pacific Region (ex Japan) Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI All Country Far East (ex Japan) Index and MSCI All Country Asia (ex Japan) Index are free float-adjusted market capitalization indices that are designed to measure equity market performance in the Far East and Asia, respectively, excluding Japan. The Lipper Pacific Region (ex Japan) Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   3

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 15, 1993
Fiscal Year End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$464,543
Primary Benchmark	MSCI Emerging Markets Equity Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Equity Fund, which seeks to provide a high total return from a portfolio of equity securities from emerging markets issuers, returned 20.74%* (Institutional Class Shares) over the six months ended April 30, 2007, compared to the 20.27% return for the MSCI Emerging Markets Equity Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund’s outperformance against its benchmark, the MSCI Emerging Markets Equity Index, was a result of stock selection rather than any broad or sector-based theme. Among the top contributors to returns was Bharti Airtel, a leading telecommunication services provider in India, as performance was driven by continued wireless expansion in the Indian market, as well as the company’s strong revenue growth. The Russian bank, Sberbank, contributed to performance as economic stability and strong domestic growth in Russia have propelled the country’s banking sector. Sberbank’s strong market position made it one of the key beneficiaries. Additionally, MTN Group, a South African telecommunications company, also provided strong performance during the period on the back of robust subscriber growth in many key markets.

Among the largest detractors from returns was Samsung Electronics, as disappointing earnings releases and forecasts put downward pressure on the stock during the period. Korean auto manufacturer Hyundai Motor detracted from returns as the share price was driven down by concerns of weakness in U.S. consumption. A related holding, Hyundai Mobis, also detracted from performance as weakness in demand from key auto makers, including Hyundai Motor, has put downward pressure on profit margins.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund is an active, concentrated strategy in which portfolio construction is focused on the highest conviction ideas, which are found at the stock level. The Fund holds approximately 60 of the most promising investment opportunities identified by our worldwide network of analysts. The index is then used as a benchmark against which risk exposures can be monitored and managed. Security weightings are determined by a bottom-up stock selection process. Both sector and country weightings are residuals of stock selection.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Petroleo Brasileiro S.A. ADR (Brazil)	5.1%
2.	America Movil S.A. de C.V., Series L ADR (Mexico)	4.7
3.	Cia Vale do Rio Doce ADR (Brazil)	4.6
4.	Samsung Electronics Co., Ltd. (South Korea)	3.7
5.	Bharti Airtel Ltd. (India)	3.6
6.	Shinsegae Co., Ltd. (South Korea)	3.3
7.	Housing Development Finance Corp. (India)	3.2
8.	China Mobile Ltd. (Hong Kong)	2.9
9.	Sberbank (Russia)	2.9
10.	Fomento Economico Mexicano S.A. de C.V. ADR (Mexico)	2.7

PORTFOLIO COMPOSITION***

South Korea	17.9%
Brazil	15.5
South Africa	12.6
Mexico	9.1
India	8.4
Hong Kong	5.9
Russia	5.6
Taiwan	5.3
Egypt	3.8
Turkey	2.5
Indonesia	2.4
Israel	2.0
Hungary	1.8
China	1.7
Argentina	1.5
Austria	1.4
Other (less than 1.0%)	2.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2007. The Fund’s composition is subject to change.

4   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		21.92%	25.00%	7.68%
With Sales Charge*		15.52	23.65	7.10
CLASS B SHARES	9/28/01
Without CDSC		21.28	24.46	7.41
With CDSC**		16.28	24.29	7.41
CLASS C SHARES	2/28/06
Without CDSC		21.29	24.46	7.41
With CDSC***		20.29	24.46	7.41
SELECT CLASS SHARES	9/10/01	22.20	25.34	7.83
INSTITUTIONAL CLASS SHARES	11/15/93	22.35	25.66	8.15

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/97 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 15, 1993 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Emerging Markets Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, MSCI Emerging Markets Equity Index and Lipper Emerging Markets Funds Index from April 30, 1997 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Equity Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Equity Index is a replica (or model) of the world’s emerging market equity markets. The Lipper Emerging Markets Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   5

JPMorgan International Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$4,315,367
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Fund, which seeks total return from long-term capital growth and income, returned 10.64%* (Select Class Shares) over the six months ended April 30, 2007, compared to the 15.46% return for the MSCI EAFE Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to stock selection in the financial and information technology sectors. Regionally, stock selection in Continental Europe and Japan also detracted from performance. Overall, the Fund has suffered due to the continued outperformance of small-capitalization stocks, the erosion of the traditional emerging markets discount, and the value spread over growth in performance terms.

At the stock level, Mitsubishi UFJ and Sumitomo Mitsui Financial Group, both Japanese banks, detracted from performance as the Japanese market continues to have weak performance. We hold Japanese banks for exposure to the hopeful recovery in the Japanese economy, which, for a number of reasons, will benefit the banks. However, the recent stalling in the outlook for interest rate hikes and the apparent slowdown in consumer borrowing has postponed the arrival of operational gearing in these businesses.

On a positive note, stock selection in the energy sector aided returns the most. From a regional perspective, our positions in the U.K. and our opportunistic exposure to emerging markets proved beneficial to performance.

In emerging markets, Cia Vale do Rio Doce, the Brazilian iron ore and nickel giant, had another strong run as the global upswing in metals and mining continued. The satisfactory and early settlement of contract prices for the year has reminded investors of the relatively stable nature of the business, while the continued fervor for corporate activity across the sector supports the stock’s discounted valuation. Additionally, St. Gobain, the French building materials company, outperformed as first-quarter sales rose 7.2% (year on year) on the strength of emerging markets. In addition, the company reaffirmed its net income growth target of “at least 10%” for the year. The stock has also benefited from the burst in merger and acquisition (M&A) activity in the building materials sector.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund seeks to identify large-cap, high-quality companies with robust growth profiles. We define quality companies as those with high returns on equity, sustainable earnings and healthy balance sheets. By geography, we still believe that both growth prospects and valuations are more attractive in Continental Europe than in North America, with recent results confirming these trends. In aggregate, we believe that valuations of equities are still attractive. We remain focused on large-cap securities, reflecting the relative attractiveness of their valuations, and continue to view many emerging markets opportunities as fully valued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Total S.A. (France)	3.9%
2.	HSBC Holdings plc (United Kingdom)	3.8
3.	ENI S.p.A. (Italy)	2.9
4.	UBS AG (Switzerland)	2.5
5.	Tesco plc (United Kingdom)	2.3
6.	GlaxoSmithKline plc (United Kingdom)	2.3
7.	Vodafone Group plc (United Kingdom)	2.1
8.	Nestle S.A. (Switzerland)	1.9
9.	AXA S.A. (France)	1.9
10.	Roche Holding AG (Switzerland)	1.9

PORTFOLIO COMPOSITION***

United Kingdom	24.0%
Japan	19.2
France	15.2
Switzerland	12.5
Italy	5.6
Germany	4.6
Netherlands	4.2
Brazil	2.6
Spain	2.4
Belgium	1.9
Finland	1.5
Sweden	1.5
Australia	1.5
Hong Kong	1.2
Other (less than 1.0%)	2.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2007. The Fund’s composition is subject to change.

6   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		13.30%	13.46%	8.20%
With Sales Charge*		7.35	12.24	7.61
CLASS B SHARES	2/28/02
Without CDSC		12.68	12.85	7.89
With CDSC**		7.68	12.60	7.89
CLASS C SHARES	1/31/03
Without CDSC		12.65	12.84	7.89
With CDSC***		11.65	12.84	7.89
R CLASS SHARES	5/15/06	13.79	13.89	8.41
SELECT SHARE CLASS	1/01/97	13.58	13.85	8.39

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/97 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 1, 1997.

Returns for Class A, Class B and R Class Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, MSCI EAFE Index, Lipper International Funds Index and Lipper International Large-Cap Core Funds Index from April 30, 1997 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Funds Index and the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the world’s equity markets, excluding the U.S. and Canada. The Lipper International Funds Index and Lipper International Large-Cap Core Funds Index represent the total returns of the funds in the indicated categories, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   7

JPMorgan International Equity Index Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	October 28, 1992
Fiscal Year End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$1,621,570
Primary Benchmark	MSCI EAFE GDP Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Index Fund, which seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index, returned 16.14%* (Select Class Shares) over the six months ended April 30, 2007, compared to the 16.93% return for the MSCI EAFE GDP Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	International equity markets were strong during the period. All developed countries produced positive returns with Norway and Singapore leading the way with returns of 28.20% and 27.68% respectively. The bottom two countries were the U.K. and Japan with returns of 10.70% and 3.62% respectively.

The Fund’s strategy is not a full replication approach. The tracking error of this strategy can be attributed to not owning all the names as its benchmark and the Fund’s exposure to emerging markets. The Fund also seeks to achieve a correlation of 0.90 with the stated benchmark. The Fund’s off-benchmark exposure to emerging market stocks and the out-performance of emerging markets relative to developed markets over the period contributed to the positive return. However, international small- and mid-cap stocks outperformed large-cap stocks over the period, detracting from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	This Fund is based on fundamental indexation. On a long-term basis, the MSCI EAFE GDP Index has out-performed the MSCI EAFE Index, supporting our choice of the former as a benchmark because its weighting scheme is tied more to earnings potential than to market capitalization. Over the last five- and 10-year periods, the MSCI EAFE GDP has out-performed the MSCI EAFE at an annual rate of 1.39% and 1.61%, respectively.

The Fund was well diversified for the period, with approximately 1,200 developed country stocks and approximately 200 emerging country stocks. At the end of the period, the Fund had the following weights in developed markets: Continental Europe, 62.36%; Japan, 20.39%; the U.K., 10.68%; and Asia ex-Japan, 6.57%. The emerging markets exposure had a weighting of 8.15%, consisting of 14 countries with representation among major emerging market regions. The Fund’s emerging markets exposure is constructed so that countries are about equally weighted, with periodic rebalancing to return to this weighting. A combination of exchange-traded funds and futures were used to equitize marginal cash balances. At the end of the period, the Fund held 0.78% in cash and cash equivalents (such as Treasury bills) of which approximately 67% was equitized with futures. The Fund continues to closely track its internal benchmark consistent with the index strategy providing broad passive international exposure for U.S. investors. We continue to believe that our custom index will outperform the MSCI EAFE index over the long-term.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Siemens AG (Germany)	1.4%
2.	ENI S.p.A. (Italy)	1.4
3.	Allianz SE (Germany)	1.3
4.	E.ON AG (Germany)	1.3
5.	Total S.A. (France)	1.2
6.	Toyota Motor Corp. (Japan)	1.1
7.	Banco Santander Central Hispano S.A. (Spain)	1.1
8.	Deutsche Bank AG (Germany)	1.1
9.	DaimlerChrysler AG (Germany)	1.0
10.	Intesa Sanpaolo S.p.A. (Italy)	1.0

PORTFOLIO COMPOSITION***

Japan	18.7%
Germany	15.1
France	10.0
United Kingdom	8.9
Italy	8.5
Spain	5.6
Netherlands	4.5
Australia	3.9
Sweden	2.0
Belgium	1.8
Switzerland	1.8
Austria	1.7
Denmark	1.4
Norway	1.4
Greece	1.2
Ireland	1.1
Hong Kong	1.0
Portugal	1.0
Other (less than 1.0%)	10.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2007. The Fund’s composition is subject to change.

8   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 Year	5 Year	10 Year
CLASS A SHARES	4/23/93
Without Sales Charge		19.48%	17.29%	9.22%
With Sales Charge*		13.21	16.04	8.63
CLASS B SHARES	1/14/94
Without CDSC		18.64	16.45	8.59
With CDSC**		13.64	16.24	8.59
CLASS C SHARES	11/4/97
Without CDSC		18.67	16.45	8.51
With CDSC***		17.67	16.45	8.51
SELECT SHARE CLASS	10/28/92	19.80	17.61	9.51

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/97 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 28, 1992.

Historical performance shown for Class C Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, MSCI EAFE GDP Index and Lipper International Multi-Cap Core Index from April 30, 1997 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains, if any, of the securities included in the benchmark. The performance of the Lipper International Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE GDP Index measures the performance of international stock markets. The Lipper International Multi-Cap Core Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   9

JPMorgan International Growth Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	December 29, 2000
Fiscal Year End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$3,422
Primary Benchmark	MSCI EAFE Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Growth Fund, which seeks total return from long-term capital growth, returned 10.43%* (Class A Shares) over the six months ended April 30, 2007, compared to the 15.81% return for the MSCI EAFE Growth Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, primarily due to stock selection in the financial and industrial sectors. Regionally, stock selection in Continental Europe and Asia also detracted from performance.

At the stock level, Nidec, the Japan-based manufacturer of precision motors, detracted from performance. While its core motor business remained strong, subsidiaries, such as LCD robots and camera shutters, continued to drag on profitability, disappointing the market.

On a positive note, energy and consumer discretionary stocks aided returns the most. At a regional level, our positions in the U.K. and our opportunistic exposure to emerging markets proved beneficial to performance. Shares of Endemol, the Dutch television producer, outperformed mainly due to speculation that the company will be sold by its majority owner, Telefonica. In addition, top-line performance remains strong, boosted by sales from non-scripted shows like “Deal or No Deal” and “Big Brother.”

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund seeks to identify quality companies with positive “franchise value,” focusing on strong revenue momentum and rising margins. By geography, we still believe that both growth prospects and valuations are more attractive in Continental Europe than in North America, with recent results confirming these trends. In aggregate, valuations of equities are still attractive.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Roche Holding AG (Switzerland)	3.3%
2.	Novartis AG (Switzerland)	3.0
3.	GlaxoSmithKline plc (United Kingdom)	3.0
4.	BHP Billiton Ltd. (Australia)	3.0
5.	Siemens AG (Germany)	2.6
6.	Intesa Sanpaolo S.p.A. (Italy)	2.2
7.	UniCredito Italiano S.p.A. (Italy)	2.1
8.	Tesco plc (United Kingdom)	2.1
9.	Telefonaktiebolaget LM Ericsson, Class B (Sweden)	2.1
10.	Sony Corp. (Japan)	2.0

PORTFOLIO COMPOSITION***

United Kingdom	24.0%
Switzerland	17.1
Japan	16.4
Germany	7.7
France	6.2
Italy	5.2
Netherlands	4.4
Hong Kong	4.3
Australia	3.0
Mexico	2.4
Sweden	2.1
Spain	1.4
Belgium	1.4
Luxembourg	1.3
Brazil	1.2
China	1.1
Other (less than 1.0%)	0.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2007. The Fund’s composition is subject to change.

10   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	12/29/00
Without Sales Charge		10.97%	11.35%	5.05%
With Sales Charge*		5.14	10.16	4.17
CLASS B SHARES	12/29/00
Without CDSC		10.48	10.79	4.52
With CDSC**		5.48	10.52	4.52

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/29/00 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 29, 2000.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan International Growth Fund, MSCI EAFE Growth Index, Lipper International Funds Index and Lipper International Large-Cap Growth Funds Index from December 29, 2000 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month closest to Fund’s inception. The performance of the MSCI EAFE Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Funds Index and the Lipper International Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Growth Index is a market capitalization-weighted index representing all 20 developed markets that make up that index. The Lipper International Funds Index and Lipper International Large-Cap Growth Funds Index represent the total returns of the funds in the indicated categories, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   11

JPMorgan International Opportunities Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 26, 1997
Fiscal Year End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$190,863
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Opportunities Fund, which seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets, returned 15.86%* (Institutional Class Shares) over the six months ended April 30, 2007, compared to the 15.46% return for the MSCI EAFE Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark during the period, primarily due to stock selection in the telecommunications and healthcare sectors. Regionally, our positions in the Continental Europe and Japan contributed positively to returns.

At the stock level, Orkla, Norway’s largest producer of consumer goods, including an interest in metals and energy, outperformed on the back of increased food sales and higher aluminum prices. In addition, the stock was recently upgraded due to higher demand for alternate sources of energy, making the firm’s stake in Renewable Energy Corp. more valuable. Another contributor was Michelin, the French tire maker, which posted a 5.5% increase in first-quarter revenues based on increased tire prices and demand for truck tires.

Detractors to returns included stock selection in the banking and finance, and technology-hardware sectors. Regionally, stock selection in emerging markets and the U.K. also held back returns.

At the stock level, Sumitomo Mitsui Financial Group, the Japanese bank, detracted from performance as the Japanese market performed poorly. We hold Japanese banks for exposure to the hopeful recovery in the Japanese economy, which, for a number of reasons, will benefit the banks. However, the recent stalling in the outlook for interest rate hikes and the apparent slowdown in consumer borrowing has postponed the arrival of operational gearing in these businesses. Wolseley, the U.K. distributor of plumbing and heating fixtures, underperformed due to the U.S. housing slump and restructuring costs. The pullback in U.S. sales however was largely expected and, in response, the company has been reducing headcount in its U.S. operations.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund seeks to invest in the most attractive names in global sectors. By geography, we still believe that both growth prospects and valuations are more attractive in Continental Europe than in North America, with recent results confirming these trends. In aggregate, valuations of equities are still attractive.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	HSBC Holdings plc (United Kingdom)	3.0%
2.	Total S.A. (France)	2.6
3.	Schneider Electric S.A. (France)	2.1
4.	ING Groep N.V. CVA (Netherlands)	2.0
5.	Vodafone Group plc (United Kingdom)	2.0
6.	Roche Holding AG (Switzerland)	1.9
7.	Bayer AG (Germany)	1.9
8.	Allianz SE (Germany)	1.8
9.	Tesco plc (United Kingdom)	1.8
10.	Royal Bank of Scotland Group plc (United Kingdom)	1.7

PORTFOLIO COMPOSITION***

Japan	18.8%
United Kingdom	18.6
Germany	12.7
France	11.7
Netherlands	8.7
Australia	4.5
Italy	3.8
Switzerland	2.8
Spain	1.7
South Korea	1.6
Norway	1.5
Hong Kong	1.4
Taiwan	1.2
Austria	1.1
Israel	1.1
Sweden	1.1
Brazil	1.0
Other (less than 1.0%)	3.1
Short-Term Investments	3.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2007. The Fund’s composition is subject to change.

12   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		20.44%	14.72%	6.97%
With Sales Charge*		14.10	13.50	6.39
CLASS B SHARES	9/10/01
Without CDSC		19.82	14.13	6.68
With CDSC**		14.82	13.90	6.68
SELECT CLASS SHARES	9/10/01	20.75	15.32	7.30
INSTITUTIONAL CLASS SHARES	2/26/97	21.02	15.60	7.60

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/97 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 26, 1997 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Opportunities Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, MSCI EAFE Index, Lipper International Funds Index and Lipper International Large-Cap Core Funds Index from April 30, 1997 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Funds Index and the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the performance of the world’s equity markets, excluding the U.S. and Canada. The Lipper International Funds Index and Lipper International Large-Cap Core Funds Index represent the total returns of the funds in the indicated categories, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   13

JPMorgan International Value Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 4, 1993
Fiscal Year End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$597,223
Primary Benchmark	MSCI EAFE Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Value Fund, which seeks to provide high total return from a portfolio of foreign company equity securities, returned 15.72%* (Institutional Class Shares) over the six months ended April 30, 2007, compared to the 15.11% return for the MSCI EAFE Value Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark during the period. From a sector perspective, holdings in healthcare and telecommunications aided the most. At the regional level, our positions in Continental Europe and the U.K. contributed positively to returns.

At the stock level, Orkla, Norway’s largest producer of consumer goods, including an interest in metals and energy, outperformed on the back of increased food sales and higher aluminum prices. In addition, the stock was recently upgraded due to higher demand for alternate sources of energy, making the firm’s stake in Renewable Energy Corp. more valuable. Another contributor was Michelin, the French tire maker, which posted a 5.5% increase in first quarter revenues due to higher tire prices and demand for truck tires.

On the downside, stock selection in the banking and finance, and technology and semiconductor sectors held back returns. Regionally, exposure to emerging markets and Japan also detracted from performance.

At the stock level, Japanese banks Sumitomo Mitsui Financial Group and Nishi-Nippon City Bank detracted from performance as the Japanese market performed poorly. We hold Japanese banks for exposure to the hopeful recovery in the Japanese economy, which for a number of reasons will benefit the banks. However, the recent stalling in the outlook for interest rate hikes, and the apparent slowdown in consumer borrowing has postponed the arrival of operational gearing in these businesses.

Q:	HOW WAS THE FUND MANAGED?

A:	We continue to focus on companies that generate strong, current cash flows and are in “turnaround” situations where we are comfortable that management will drive future cash flows and return on investment, but where this potential is not reflected in current stock prices. By geography, we still believe that both growth prospects and valuations are more attractive in Continental Europe than in North America, with recent results confirming the trends. Japan continues to be a market where we retain expectations for a recovery, especially given the relatively depressed valuation levels. In aggregate, we believe that valuations of equities are still attractive.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	HSBC Holdings plc (United Kingdom)	3.6%
2.	Total S.A. (France)	2.8
3.	Vodafone Group plc (United Kingdom)	2.7
4.	Toyota Motor Corp. (Japan)	2.6
5.	Barclays plc (United Kingdom)	2.5
6.	ENI S.p.A. (Italy)	2.5
7.	ABN AMRO Holdings N.V. (Netherlands)	2.2
8.	AXA S.A. (France)	2.2
9.	Royal Bank of Scotland Group plc (United Kingdom)	2.2
10.	E.ON AG (Germany)	2.1

PORTFOLIO COMPOSITION***

Japan	19.3%
United Kingdom	17.0
France	13.5
Germany	12.2
Netherlands	10.3
Italy	5.9
Australia	2.4
Brazil	2.2
Greece	2.2
Switzerland	2.0
Norway	1.5
Austria	1.5
Israel	1.4
Sweden	1.3
Taiwan	1.3
Thailand	1.0
Other (less than 1.0%)	2.9
Short-Term Investments	2.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2007. The Fund’s composition is subject to change.

14   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		22.46%	19.10%	8.74%
With Sales Charge*		16.04	17.82	8.15
CLASS B SHARES	9/28/01
Without CDSC		21.87	18.52	8.46
With CDSC**		16.87	18.32	8.46
CLASS C SHARES	7/11/06
Without CDSC		21.82	18.51	8.45
With CDSC***		20.82	18.51	8.45
SELECT CLASS SHARES	9/10/01	22.78	19.30	8.87
INSTITUTIONAL CLASS SHARES	11/4/93	22.96	19.65	9.21

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/97 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 4, 1993 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. Effective December 19, 2001, the Fund changed its investment strategy to a value strategy, which resulted in a restructuring of the portfolio.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, MSCI EAFE Value Index, Lipper International Funds Index and Lipper International Large-Cap Value Funds Average from April 30, 1997 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Funds Index and the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE Value Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East. The Lipper International Funds Index and International Large-Cap Value Funds Average represent the total returns of the funds in the indicated categories, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   15

JPMorgan Intrepid European Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 2, 1995
Fiscal Year End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$878,555
Primary Benchmark	MSCI Europe Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid European Fund, which seeks total return from long-term capital growth, returned 17.92%* (Class A Shares) over the six months ended April 30, 2007, compared to the 18.17% return for the MSCI Europe Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund performed broadly in line with its benchmark over the review period. Stock selection in attractive value and momentum stocks across a range of sectors aided relative returns.

The biggest detractor to performance was stock selection in the banks and general retailers sectors. The biggest boost to performance came from an underweight position in the oil and gas sector, with stock selection in the electricity and food producers sectors also positive for the Fund.

The Fund’s underweight positions in BP and Royal Dutch Shell contributed to performance. BP came under further pressure from production concerns due to delays in its new facilities in the Gulf of Mexico, as well as worries over U.S. lawsuit costs and future capital expenditure requirements. These positive returns outweighed the negative impact of overweight positions in some smaller oil producers, including Cairn Energy.

The Fund also gained from overweight positions in oil services stocks, where holding Petroleum Geo-Services was particularly beneficial. Shares in the Norwegian seismic surveying company rose on the back of strong demand for oil field surveying stocks, amid rising investment spending by oil companies looking for new reserves. In the food producers sector, the Fund benefited from holding RHM, a U.K. maker of cakes and bread, whose share price jumped after the company agreed to be bought for $2.4 billion (U.S. dollars) by its U.K. rival, Premier Foods.

Among the largest detractors was an overweight position in Jessops, a U.K. camera retailer, which fell after supply problems and concerns about falling prices led the company to forecast a first-half loss. Another significant detractor was an overweight position in C&C Group, an Irish drinks company, which was hit by a drop in U.K. market share for its Magners cider brand. The company, whose shares have risen sharply over the past 18 months, also suffered some profit-taking after missed earnings targets.

The primary stock level detractor, however, was an underweight position in ABN AMRO, the Dutch banking group, which rose sharply after receiving rival takeover offers from Barclays and Royal Bank of Scotland. Also in the banks sector, the Fund was hit by an underweight position in French lender Societe Generale, which surged following bid speculation.

However, the Fund was lifted by holdings in the electricity sector, including an overweight position in International Power, the U.K.-based electricity generator, which rose on the back of reports that the company may be a takeover target for French rival, Suez. International Power also reported a 20% rise in fourth-quarter net income, boosted by higher electricity prices in the U.S.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s disciplined investment process seeks to invest in the best European growth and value stocks. Risk is managed by holding 50+ stocks and by ensuring that the Fund has a positive exposure to both growth and value compared to the broad market.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Siemens AG (Germany)	2.6%
2.	Enel S.p.A. (Italy)	2.3
3.	HSBC Holdings plc (United Kingdom)	2.1
4.	Royal Dutch Shell plc, Class B (Netherlands)	2.0
5.	Banco Santander Central Hispano S.A. (Spain)	1.9
6.	Allianz SE (Germany)	1.8
7.	Telefonica S.A. (Spain)	1.8
8.	UniCredito Italiano S.p.A. (Italy)	1.7
9.	Nokia OYJ (Finland)	1.7
10.	GlaxoSmithKline plc (United Kingdom)	1.6

PORTFOLIO COMPOSITION***

United Kingdom	23.4%
Germany	13.0
France	12.7
Switzerland	9.5
Italy	9.2
Netherlands	6.6
Norway	5.9
Spain	4.5
Finland	4.1
Ireland	2.7
Sweden	2.6
Greece	2.4
Belgium	1.8
Turkey	1.0
Other (less than 1.0%)	0.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2007. The Fund’s composition is subject to change.

16   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/95
Without Sales Charge		25.44%	21.80%	15.77%
With Sales Charge*		18.85	20.50	15.15
CLASS B SHARES	11/3/95
Without CDSC		24.80	21.11	15.14
With CDSC**		19.80	20.93	15.14
CLASS C SHARES	11/1/98
Without CDSC		24.78	21.11	15.02
With CDSC***		23.78	21.11	15.02
SELECT CLASS SHARES	9/10/01	25.73	22.11	15.94
INSTITUTIONAL CLASS SHARES	9/10/01	25.90	22.52	16.17

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/97 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 2, 1995.

Returns for Select Class Shares and Institutional Class Shares prior to their inception date are based on the performance of Class A Shares.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, MSCI Europe Index, and Lipper European Funds Index from April 30, 1997 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper European Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Europe Index is a replica (or model) of the performance of the European markets. The Lipper European Funds Index represents the total returns of the funds in the indicated category, defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   17

JPMorgan Intrepid International Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	April 30, 2001
Fiscal Year End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$1,650,685
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid International Fund, which seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside of the U.S., returned 14.71%* (Institutional Class Shares) over the six months ended April 30, 2007, compared to the 15.46% return for the MSCI EAFE Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark, the MSCI EAFE Index for the period. Size exposure contributed the most to returns as we were modestly underweight in the large-cap space. Companies with high earnings momentum continued to do well, but being overweight in value stocks added little to performance, as stocks with low price-to-earnings ratios underperformed their more expensive counterparts. The Fund continues to have multi-cap exposure with holdings showing both growth and value characteristics.

At the sector level, financials and consumer discretionary detracted from performance, while industrials and energy aided returns. At the regional level, Pacific ex-Japan held back returns, while exposure in Continental Europe and Japan outperformed.

The Fund is diversified, with individual names making only small contributions. However, being underweight in Siemens, the German industrial company, detracted as the company continued to generate better-than-expected earnings on the back of strong demand for factory and medical equipment and its own restructuring efforts.

Among a number of contributors, Cia Vale do Rio Doce, the Brazilian mining company, rose driven by the continued strength of commodity prices and merger activity in the materials sector. Continued demand from China has led many to conclude that the price of iron ore should carry on rising in the coming years.

Q:	HOW WAS THE FUND MANAGED?

A:	Our investment philosophy and process is based on exploiting market inefficiencies that arise as a result of human emotion. These inefficiencies give rise to persistent anomalies that manifest themselves at the extremes of the growth and value spectrums of the market. Utilizing a set of proprietary screens combined with fundamental validation, we build a portfolio that possesses both attractive growth and value characteristics, ensuring that style and stock selection is the primary drivers of returns. We seek to ensure style and stock selection dominate, diversifying by both region and sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class B (Netherlands)	2.1%
2.	HSBC Holdings plc (United Kingdom)	1.3
3.	Total S.A. (France)	1.2
4.	Toyota Motor Corp. (Japan)	1.2
5.	BHP Billiton Ltd. (Australia)	1.1
6.	GlaxoSmithKline plc (United Kingdom)	1.1
7.	Vodafone Group plc (United Kingdom)	1.1
8.	Nestle S.A. (Switzerland)	1.1
9.	BP plc (United Kingdom)	1.0
10.	Novartis AG (Switzerland)	1.0

PORTFOLIO COMPOSITION***

Japan	20.9%
United Kingdom	18.8
Switzerland	9.3
France	8.7
Germany	7.8
Netherlands	4.9
Italy	3.9
Australia	3.2
Finland	3.0
Spain	2.6
Sweden	2.5
Hong Kong	2.2
Norway	1.6
Denmark	1.6
Singapore	1.2
India	1.0
Other (less than 1.0%)	6.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of April 30, 2007. The Fund’s composition is subject to change.

18   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		17.69%	14.38%	9.63%
With Sales Charge*		11.53	13.14	8.65
CLASS C SHARES	2/28/06
Without CDSC		17.09	14.25	9.53
With CDSC**		16.09	14.25	9.53
SELECT CLASS SHARES	2/28/06	18.01	15.05	10.32
INSTITUTIONAL CLASS SHARES	4/30/01	18.35	15.12	10.37

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/30/01 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 30, 2001.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns for Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, MSCI EAFE Index, Lipper International Funds Index and Lipper International Large-Cap Core Funds Index from April 30, 2001 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Funds Index and Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australasia, Far East) Index is a replica (or model) of the performance of the world’s equity markets, excluding the U.S. and Canada. The Lipper International Funds Index and Lipper International Large-Cap Core Funds Index represent the total returns of the funds in the indicated categories, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   19

JPMorgan Japan Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 2, 1995
Fiscal Year End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$408,538
Primary Benchmark	MSCI Japan Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Japan Fund, which seeks total return from long-term capital growth, returned –2.56%* (Class A Shares) over the six months ended April 30, 2007, compared to the 4.76% return for the MSCI Japan Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Most of the Fund’s relative underperformance can be attributed to its overweight in small-mid cap stocks, which underperformed the broader index significantly. For example, in the period under review, the MSCI Japan Index returned 4.76%, while smaller-cap indexes such as TSE2 Index and TSE Mothers Index fell by 5.2% and 24.6% respectively. As of the end of April 2007, the Fund had a 12% overweight in stocks less than $2.5 billion (U.S. dollars) relative to the MSCI Japan Index. We felt that stocks within this market capitalization range offered the best exposure to the domestic sector’s improving fundamentals and did not anticipate the degree of risk aversion and forced selling by retail investors and hedge funds.

The Fund underperformed its benchmark for the period due primarily to stock selection in the automobiles, diversified financials and basic materials sectors. Nissan was one of the major detractors to performance. Nissan reported a worse-than-expected 23% fall in quarterly net profit, blaming a sluggish recovery in U.S. sales and a poor product pipeline. In addition, the company slashed its full-year forecasts, leading to its first annual earnings drop in seven years. We had a position in the Fund as we believed that the stock was attractively valued.

The Fund’s overweight in brokerage stock Nikko Cordial was another detractor to performance. The stock had a volatile six-month period due to concerns over accounting irregularities and the risk of being de-listed. In addition, the sentiment surrounding the brokerage sector was poor due to lackluster retail trading volumes.

The Fund’s holding in banking stock Mitsui Trust, was a key detractor to performance. Poor loan growth trends and disappointing economic data weighed on the stock.

On the positive side, stock selection in the telecommunications, semiconductor and banking sectors helped returns. The Fund’s overweight in telecommunications company KDDI helped performance as the competitive environment and pricing pressure were not as severe as previous expectations.

The Fund’s overweight in Nippon Building Fund was a key contributor to performance. Real-estate investment trusts, such as Nippon Building Fund, performed strongly due to their healthy dividend yields and their exposure to rising property prices.

Another contributor to performance was the Fund’s overweight in Sumco, a semiconductor stock. Sumco’s growth continues to exceed expectations as its 300-millimeter wafer business is witnessing strong demand.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund added new positions and increased existing positions in the trading company, shipping, construction machinery and engineering sectors. These sectors look promising because of a healthy combination of double-digit earnings momentum and relatively attractive valuations. Recent micro-economic news has highlighted catalysts that may indicate the potential for expansion of earnings multiples over the remainder of 2007. Overall, there has been no change in the structure of Fund strategy, which still emphasizes stock ideas exhibiting strong earnings growth, undervaluation and potential to benefit from domestic economic recovery.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Toyota Motor Corp.	4.0%
2.	Sumitomo Mitsui Financial Group, Inc.	3.0
3.	Mitsubishi UFJ Financial Group, Inc.	2.6
4.	Daiichi Sankyo Co., Ltd.	2.5
5.	Canon, Inc.	2.4
6.	Sony Corp.	2.3
7.	Inpex Holdings, Inc.	2.1
8.	Nippon Telegraph & Telephone Corp.	2.0
9.	Ibiden Co., Ltd.	2.0
10.	East Japan Railway Co.	2.0

PORTFOLIO COMPOSITION***

Consumer Discretionary	28.9%
Financials	20.6
Industrials	14.8
Information Technology	14.1
Health Care	7.3
Telecommunication Services	4.8
Materials	4.6
Energy	2.1
Consumer Staples	1.6
Utilities	1.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of April 30, 2007. The Fund’s composition is subject to change.

20   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES
Without Sales Charge	11/2/95	(12.73)%	11.29%	0.93%
With Sales Charge*		(17.35)	10.11	0.38
CLASS B SHARES
Without CDSC	11/3/95	(13.10)	10.53	0.35
With CDSC**		(18.10)	10.26	0.35
CLASS C SHARES
Without CDSC	2/28/06	(13.11)	10.50	0.25
With CDSC***		(14.11)	10.50	0.25
SELECT CLASS SHARES	2/28/06	(12.57)	11.34	0.95

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/97 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 2, 1995.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Japan Fund, MSCI Japan Index, Tokyo Stock Exchange (Topix) 1st Section Index and Lipper Japan Funds Average from April 30, 1997 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the MSCI Japan Index and Tokyo Stock Exchange (Topix) 1st Section Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Japan Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Japan Index is a replica (or model) of the performance of the Japan Equity Markets. The Tokyo Stock Exchange (Topix) 1st Section Index, also known as the Tokyo Price Index, is an unmanaged capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The Lipper Japan Funds Average represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   21

JPMorgan Asia Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.3%
		Common Stocks — 96.3%
		China — 13.4%
7,000		Bank of Communications Co., Ltd., Class H	7,345
15,000		China Construction Bank Corp., Class H (e)	9,078
1,600		China Life Insurance Co., Ltd., Class H	4,936
5,000		China Sky Chemical Fibre Co., Ltd.	4,719
2,350		Foxconn International Holdings Ltd. (a)	7,043
1,500		FU JI Food and Catering Services Holdings Ltd.	4,565
10,000		Industrial & Commercial Bank of China, Class H (a)	5,434
5,531		Synear Food Holdings Ltd. (a)	6,880
			50,000
		Hong Kong — 12.1%
1,600		China Mobile Ltd.	14,411
4,000		China Overseas Land & Investment Ltd.	4,852
600		Esprit Holdings Ltd.	7,272
1,500		Hang Lung Properties Ltd.	4,444
500		Hong Kong Exchanges and Clearing Ltd.	4,763
1,330		Huabao International Holdings Ltd.	764
—	(h)	Melco PBL Entertainment Macau Ltd. ADR (a)	8
4,317		Nine Dragons Paper Holdings Ltd.	8,704
			45,218
		India — 6.0%
100		HDFC Bank Ltd. ADR	7,263
130		ICICI Bank Ltd. ADR	5,320
400		Satyam Computer Services Ltd. ADR	9,952
			22,535
		Indonesia — 8.4%
8,000		Bank Rakyat Indonesia	4,578
32,500		Indofood Sukses Makmur TBK PT	5,811
8,000		Indosat TBK PT	5,927
27,000		Kalbe Farma TBK PT (a)	3,713
3,588		PT Astra International TBK	5,634
6,500		United Tractors TBK PT	5,590
			31,253
		Malaysia — 5.3%
2,991		Genting BHD	7,395
1,000		IOI Corp. BHD	7,336
1,500		Tenaga Nasional BHD	4,975
			19,706
		Singapore — 10.1%
390		DBS Group Holdings Ltd.	5,411
300		Keppel Corp., Ltd.	4,193
597		Keppel Land Ltd.	3,447
3,781		Olam International Ltd.	7,789
1,179		Oversea-Chinese Banking Corp.	6,927
3,200		SembCorp Industries Ltd.	10,199
			37,966
		South Korea — 25.3%
6		Amorepacific Corp.	3,829
40		Daelim Industrial Co.	4,672
140		Doosan Heavy Industries and Construction Co., Ltd.	10,958
190		Hana Financial Group, Inc.	9,920
125		Hanjin Shipping Co., Ltd.	5,455
220		Hankook Tire Co., Ltd.	4,027
6		KCC Corp.	2,465
220		LG Dacom Corp.	5,385
25		POSCO	10,484
38		Samsung Electronics Co., Ltd.	23,239
90		Samsung Engineering Co., Ltd.	6,608
130		Samsung Securities Co., Ltd. (a)	7,599
			94,641
		Taiwan — 13.1%
541		Catcher Technology Co., Ltd.	4,123
3,000		Cathay Financial Holding Co., Ltd.	6,076
1,500		Delta Electronics, Inc.	4,686
1,500		Formosa Chemicals & Fibre Corp.	2,785
1,287		HON HAI Precision Industry Co., Ltd.	8,485
2,300		InnoLux Display Corp. (a)	6,566
800		MediaTek, Inc.	9,950
3,200		Taiwan Semiconductor Manufacturing Co., Ltd.	6,514
			49,185
		United Kingdom — 2.6%
5,500		Gems TV Holdings Ltd.	5,153
150		Standard Chartered plc	4,631
			9,784
		Total Long-Term Investments — 96.3% (Cost $286,682)	360,288
		Other Assets in Excess of Liabilities — 3.7%	13,652
		NET ASSETS — 100.0%	$373,940

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

Summary of Investments By Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	18.3%
Semiconductors & Semiconductor	11.0
Construction & Engineering	6.2
Food Products	5.6
Real Estate Management & Development	4.7
Wireless Telecommunication Services	4.0
Electronic Equipment & Instruments	3.7
Hotels Restaurants & Leisure	3.3
Diversified Telecommunication	3.1
Insurance	3.1
Computers & Peripherals	3.0
Metals & Mining	2.9
Industrial Conglomerates	2.8
IT Services	2.8
Textiles, Apparel & Luxury Goods	2.7
Paper & Forest Products	2.4
Food & Staples Retailing	2.2
Capital Markets	2.1
Specialty Retail	2.0
Communications Equipment	1.9
Automobiles	1.6
Machinery	1.5
Marine	1.5
Electric Utilities	1.4
Diversified Financial Services	1.3
Auto Components	1.1
Personal Products	1.1
Pharmaceuticals	1.0
Other (less than 1.0%)	1.7

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   23

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.6% (l)
	Common Stocks — 94.2%
	Argentina — 1.4%
144	Tenaris S.A. ADR	6,673
	Austria — 1.4%
47	Raiffeisen International Bank Holding AG (c)	6,441
	Brazil — 12.7%
122	Cia de Bebidas das Americas ADR	7,137
610	Cia Vale do Rio Doce ADR	20,858
49	Gol Linhas Aereas Inteligentes S.A. ADR	1,387
260	Petroleo Brasileiro S.A. ADR	23,165
209	Ultrapar Participacoes S.A. ADR	6,453
		59,000
	Chile — 0.9%
84	Banco Santander Chile S.A. ADR	4,143
	China — 1.7%
1,010	Anhui Conch Cement Co., Ltd., Class H	4,067
1,092	Shimao Property Holdings Ltd.	2,309
804	Tsingtao Brewery Co., Ltd., Class H	1,415
		7,791
	Egypt — 3.7%
97	Orascom Construction Industries	5,614
839	Orascom Telecom Holding SAE	11,482
		17,096
	Hong Kong — 5.7%
1,480	China Mobile Ltd.	13,330
550	Esprit Holdings Ltd.	6,670
2,281	GOME Electrical Appliances Holdings Ltd.	3,519
855	Yue Yuen Industrial Holdings	2,986
		26,505
	Hungary — 1.7%
56	OTP Bank Nyrt. ADR (e)	5,774
11	Richter Gedeon Nyrt. ADR (e)	2,280
		8,054
	India — 8.3%
838	Bharti Airtel Ltd. (a)	16,418
133	Hero Honda Motors Ltd.	2,216
362	Housing Development Finance Corp.	14,520
104	Infosys Technologies Ltd.	5,158
		38,312
	Indonesia — 2.3%
5,424	Bank Rakyat Indonesia	3,103
116	Telekomunikasi Indonesia TBK PT ADR	5,342
3,904	Unilever Indonesia TBK PT	2,410
		10,855
	Israel — 1.9%
235	Teva Pharmaceutical Industries Ltd. ADR	9,012
	Malaysia — 0.8%
287	British American Tobacco Malaysia BHD	3,855
	Mexico — 8.8%
403	America Movil S.A. de C.V., Series L ADR	21,185
112	Fomento Economico Mexicano S.A. de C.V. ADR	12,069
1,787	Grupo Financiero Banorte S.A. de C.V.	7,771
		41,025
	Russia — 5.5%
56	Mobile Telesystems OJSC ADR	3,095
102	OAO Gazprom ADR	3,978
21	OAO Gazprom ADR	818
3	Sberbank (a)	13,176
46	Vimpel-Communications ADR (a)	4,420
		25,487
	South Africa — 12.3%
1,184	African Bank Investments Ltd. (c)	5,677
2,163	FirstRand Ltd.	7,647
339	Impala Platinum Holdings Ltd.	10,934
118	Imperial Holdings Ltd.	2,654
413	Massmart Holdings Ltd.	5,717
814	MTN Group Ltd.	11,872
2,256	Network Healthcare Holdings Ltd. (a) (c)	4,729
2,234	Steinhoff International Holdings Ltd. (c)	7,868
		57,098
	South Korea — 16.5%
187	Hana Financial Group, Inc.	9,753
53	Hyundai Mobis	4,268
74	Hyundai Motor Co.	4,709
38	Kookmin Bank	3,419
268	KT&G Corp. GDR (e)	9,649
23	POSCO	9,562
28	Samsung Electronics Co., Ltd.	16,900
22	Shinsegae Co., Ltd.	14,746
139	SK Telecom Co., Ltd. ADR	3,442
		76,448

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued (l)
	Taiwan — 5.2%
1,643	HON HAI Precision Industry Co., Ltd.	10,837
493	President Chain Store Corp.	1,264
3,038	Taiwan Semiconductor Manufacturing Co., Ltd.	6,185
557	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,866
		24,152
	Turkey — 2.5%
373	Akbank TAS	2,684
138	Anadolu Efes Biracilik Ve Malt Sanayii AS	4,662
342	Migros Turk TAS (a)	4,005
		11,351
	United Kingdom — 0.9%
76	Anglo American plc	4,030
	Total Common Stocks (Cost $262,811)	437,328
	Preferred Stocks — 3.4%
	Brazil — 2.4%
286	Banco Itau Holding Financeira S.A.	11,121
	South Korea — 1.0%
10	Samsung Electronics Co., Ltd.	4,705
	Total Preferred Stocks (Cost $9,690)	15,826
	Total Long-Term Investments (Cost $272,501)	453,154

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 2.8%
	Repurchase Agreements — 2.7%
2,627	Banc of America Securities LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $2,627, collateralized by U.S. Government Agency Mortgages	2,627
2,500	Bear Stearns Cos., Inc., 5.31%, dated 04/30/07, due 05/01/07, repurchase price $2,500, collateralized by U.S. Government Agency Mortgages	2,500
2,500	Credit Suisse First Boston LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $2,500, collateralized by U.S. Government Agency Mortgages	2,500
2,500	HSBC Securities, Inc., 5.22%, dated 04/30/07, due 05/01/07, repurchase price $2,500, collateralized by U.S. Government Agency Mortgages	2,500
2,500	Lehman Brothers, Inc., 5.32%, dated 04/30/07, due 05/01/07, repurchase price $2,500, collateralized by U.S. Government Agency Mortgages	2,500
		12,627
	Time Deposit — 0.1%
400	Northern Rock plc, 5.32%, 05/15/07	400
	Total Investments of Cash Collateral for Securities on Loan (Cost $13,027)	13,027
	Total Investments — 100.4% (Cost $285,528)	466,181
	Liabilities in Excess of Other Assets — (0.4)%	(1,638)
	NET ASSETS — 100.0%	$464,543

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   25

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Wireless Telecommunication Services	18.8%
Commercial Banks	14.9
Metals & Mining	10.0
Oil, Gas & Consumable Fuels	7.6
Semiconductors & Semiconductor Equipment	7.4
Food & Staples Retailing	5.7
Beverages	5.6
Thrifts & Mortgage Finance	3.2
Tobacco	3.0
Diversified Financial Services	2.9
Pharmaceuticals	2.5
Electronic Equipment & Instruments	2.4
Specialty Retail	2.3
Household Durables	1.7
Automobiles	1.5
Energy Equipment & Services	1.5
Construction & Engineering	1.2
Diversified Telecommunication Services	1.2
IT Services	1.1
Health Care Providers & Services	1.0
Other (less than 1.0%)	4.5

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.6% (l)
	Common Stocks — 99.6%
	Argentina — 0.0% (g)
55	IMPSAT Fiber Networks, Inc. (a) (f) (i)	—	(h)
	Australia — 1.5%
2,611	BHP Billiton Ltd.	63,739
	Belgium — 1.9%
1,338	Dexia S.A. (c)	43,653
871	Fortis	39,132
		82,785
	Brazil — 2.6%
1,661	Cia Vale do Rio Doce ADR	67,460
443	Petroleo Brasileiro S.A. ADR	44,877
		112,337
	Finland — 1.5%
2,588	Nokia OYJ (a) (c)	65,276
	France — 15.1%
433	Accor S.A. (c)	40,823
1,794	AXA S.A. (c)	82,376
619	BNP Paribas (c)	71,791
674	Cie de Saint-Gobain (c)	71,925
450	Imerys S.A. (c)	43,024
390	Lafarge S.A. (c)	63,382
216	Pernod-Ricard S.A. (c)	45,994
730	Sanofi-Aventis (c)	66,813
2,253	Total S.A. (c)	166,073
		652,201
	Germany — 4.6%
228	BASF AG (c)	27,160
1,589	Deutsche Post AG (c)	54,645
189	Linde AG (c)	21,225
546	SAP AG (c)	26,222
556	Siemens AG	67,113
		196,365
	Hong Kong — 1.2%
4,414	Esprit Holdings Ltd.	53,497
	Ireland — 0.8%
1,366	Bank of Ireland	29,327
229	Bank of Ireland	4,908
		34,235
	Italy — 5.5%
3,751	ENI S.p.A.	124,392
5,432	Intesa Sanpaolo S.p.A. (a) (c)	45,512
6,693	UniCredito Italiano S.p.A. (c)	68,764
		238,668
	Japan — 19.2%
1,130	Astellas Pharma, Inc.	49,423
4,279	Bank of Yokohama Ltd. (The)	31,327
1,000	Canon, Inc.	56,125
993	Daikin Industries Ltd.	33,563
190	Hirose Electric Co., Ltd. (c)	23,121
1,472	Honda Motor Co., Ltd.	50,561
2,665	Mitsubishi Corp.	56,797
5	Mitsubishi UFJ Financial Group, Inc.	57,128
1,740	Mitsui Fudosan Co., Ltd.	50,790
4	Mizuho Financial Group, Inc.	24,191
618	Nidec Corp. (c)	38,995
1,831	Nissan Motor Co., Ltd.	18,413
699	Nitto Denko Corp. (c)	30,828
1,257	Nomura Holdings, Inc.	24,015
1,302	Seven & I Holdings Co., Ltd.	37,544
715	Shin-Etsu Chemical Co., Ltd.	46,174
264	SMC Corp.	33,698
1,105	Sony Corp. (c)	58,772
3,207	Sumitomo Corp.	54,923
6	Sumitomo Mitsui Financial Group, Inc. (c)	49,997
		826,385
	Mexico — 0.5%
203	Fomento Economico Mexicano S.A.B. de C.V. ADR	21,851
	Netherlands — 4.2%
1,308	ING Groep N.V. CVA (c)	59,573
1,189	Koninklijke Philips Electronics N.V. (c)	48,834
1,877	Reed Elsevier N.V. (c)	35,287
1,293	Wolters Kluwer N.V. (c)	38,312
9	World Online International N.V. (a) (f) (i)	—	(h)
		182,006
	South Korea — 0.8%
4	Samsung Electronics Co., Ltd. GDR (e)	1,283
108	Samsung Electronics Co., Ltd. GDR (e)	33,355
		34,638

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   27

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued (l)
	Spain — 2.3%
668	Altadis S.A. (c)	43,625
2,394	Banco Bilbao Vizcaya Argentaria S.A. (c)	57,236
		100,861
	Sweden — 1.5%
16,815	Telefonaktiebolaget LM Ericsson, Class B (c)	64,254
	Switzerland — 12.5%
1,957	ABB Ltd. (c)	39,110
541	Adecco S.A. (c)	37,225
528	Holcim Ltd. (c)	56,532
209	Nestle S.A. (c)	82,568
1,373	Novartis AG	79,781
431	Roche Holding AG	81,091
1,646	UBS AG (c)	106,999
187	Zurich Financial Services AG (c)	54,160
		537,466
	United Kingdom — 23.9%
5,600	Barclays plc	80,849
3,192	BG Group plc	45,993
575	British Land Co. plc	16,791
2,450	Burberry Group plc	33,665
3,801	Centrica plc	29,287
3,354	GlaxoSmithKline plc	96,742
1,713	HSBC Holdings plc	31,598
6,179	HSBC Holdings plc	113,448
2,966	ICAP plc	29,852
6,851	Kingfisher plc	37,099
2,795	Man Group plc	31,293
1,361	Schroders plc	34,834
2,987	Smith & Nephew plc	37,267
2,388	Standard Chartered plc	73,808
10,741	Tesco plc	98,768
266	TI Automotive Ltd., Class A (a) (f) (i)	—	(h)
32,237	Vodafone Group plc	91,714
5,673	Wm Morrison Supermarkets plc	34,602
2,607	Wolseley plc	62,723
3,476	WPP Group plc	51,464
		1,031,797
	Total Long-Term Investments (Cost $2,921,748)	4,298,361

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 21.9%
	Certificates of Deposit — 9.8%
43,999	Bank of Nova Scotia, New York, FRN, 5.29%, 05/21/07	43,999
16,000	Barclays, New York, FRN, 5.33%, 06/06/07	16,000
37,196	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	37,196
25,000	CIC, New York, FRN, 5.34%, 05/29/07	25,000
25,000	Comerica, FRN, 5.30%, 08/24/07	25,000
7,275	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	7,275
24,998	Dexia Bank, New York, FRN, 5.32%, 09/28/07	24,998
39,818	Monte de Pasch, London, 5.30%, 05/21/07	39,818
	Natexis Banques Populaires, New York,
30,000	FRN, 5.34%, 08/07/07	30,000
3,000	FRN, 5.37%, 01/28/08	3,000
12,499	FRN, 5.39%, 01/09/08	12,499
40,000	Norinchukin Bank, New York, 5.32%, 06/05/07	40,000
32,026	Skandia, New York, FRN, 5.33%, 08/27/07	32,026
11,499	Societe Generale, New York, FRN, 5.31%, 06/20/07	11,499
39,999	Sun Trust Bank, Atlanta, FRN, 5.31%, 06/28/07	39,999
36,000	Toronto Dominion, New York, FRN, 5.32%, 05/29/07	36,000
		424,309
	Commercial Paper — 0.2%
5,974	Bavaria TRR Corp., 5.32%, 05/01/07	5,974
	Repurchase Agreements — 5.9%
5,896	Bank of America Securities LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $5,897, collateralized by U.S. Government Agency Mortgages	5,896
100,000	Bear Stearns Cos., Inc., 5.31%, dated 04/30/07, due 05/01/07, repurchase price $100,015, collateralized by U.S. Government Agency Mortgages	100,000
150,000	Credit Suisse First Boston LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $150,022, collateralized by U.S. Government Agency Mortgages	150,000
		255,896
	Time Deposits — 6.0%
40,000	Den Norske, Grand Cayman, 5.32%, 05/15/07	40,000
40,000	HSBC, Toronto, 5.35%, 08/23/07	40,000
40,000	ING Bank NV, Seoul, 5.33%, 05/14/07	40,000
25,000	KBC, Dublin, 5.31%, 07/31/07	25,000
33,000	Lehman Brothers Bankhaus AG, FRN, 5.34%, 12/11/07	33,000

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Time Deposits — Continued
13,500	Northern Rock plc, 5.32%, 05/15/07	13,500
6,000	Sun Trust Bank, Atlanta, FRN, 5.33%, 07/30/07	6,000
40,000	Svenska, Stockholm, 5.31%, 05/14/07	40,000
21,000	Ulster Bank, Ireland Ltd., FRN, 5.31%, 06/04/07	21,000
		258,500
	Total Investments of Cash Collateral for Securities on Loan (Cost $944,679)	944,679
	Total Investments — 121.5% (Cost $3,866,427)	5,243,040
	Liabilities in Excess of Other Assets — (21.5)%	(927,673)
	NET ASSETS — 100.0%	$4,315,367

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	18.2%
Oil, Gas & Consumable Fuels	8.9
Pharmaceuticals	8.7
Capital Markets	5.3
Trading Companies & Distributors	4.1
Food & Staples Retailing	4.0
Construction Materials	3.8
Insurance	3.2
Metals & Mining	3.0
Communications Equipment	3.0
Chemicals	2.9
Media	2.9
Household Durables	2.5
Building Products	2.5
Diversified Financial Services	2.3
Wireless Telecommunication Services	2.1
Specialty Retail	2.1
Food Products	1.9
Automobiles	1.6
Beverages	1.6
Industrial Conglomerates	1.6
Electronic Equipment & Instruments	1.4
Office Electronics	1.3
Air Freight & Logistics	1.3
Real Estate Management & Development	1.2
Tobacco	1.0
Other (less than 1.0%)	7.6

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   29

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.3% (l)
	Common Stocks — 98.1%
	Argentina — 0.5%
112	BBVA Banco Frances S.A.	435
7	BBVA Banco Frances S.A. ADR	82
34	Grupo Financiero Galicia S.A. ADR (a)	353
482	Petrobras Energia Participaciones S.A., Class B (a)	502
16	Siderar SAIC, Class A	108
44	Telecom Argentina S.A. ADR (a)	993
232	Tenaris S.A.	5,316
125	Transportadora de Gas del Sur S.A., Class B (a)	175
8	YPF S.A., Class D	341
		8,305
	Australia — 3.9%
40	ABC Learning Centres Ltd. (c)	230
28	AGL Energy Ltd. (c)	360
38	Alinta Ltd. (c)	473
91	Alumina Ltd. (c)	539
68	Amcor Ltd.	418
143	AMP Ltd. (c)	1,266
13	Ansell Ltd. (c)	117
18	APN News & Media Ltd. (c)	90
26	Aristocrat Leisure Ltd. (c)	362
13	ASX Ltd.	532
139	Australia & New Zealand Banking Group Ltd.	3,507
68	AXA Asia Pacific Holdings Ltd.	415
18	Babcock & Brown Ltd. (c)	432
272	BHP Billiton Ltd.	6,652
18	Billabong International Ltd.	247
56	BlueScope Steel Ltd. (c)	556
44	Boral Ltd. (c)	309
10	Caltex Australia Ltd.	209
68	Centro Properties Group (c)	530
109	CFS Retail Property Trust	208
31	Challenger Financial Services Group Ltd. (c)	135
41	Coca-Cola Amatil Ltd. (c)	322
4	Cochlear Ltd. (c)	202
93	Coles Myer Ltd. (c)	1,334
100	Commonwealth Bank of Australia	4,368
123	Commonwealth Property Office Fund, Unit	147
47	Computershare Ltd. (c)	407
15	CSL Ltd.	1,085
69	CSR Ltd. (c)	210
177	DB RREEF Trust (c)	263
38	Downer EDI Ltd. (c)	237
157	Foster’s Group Ltd.	831
56	Futuris Corp., Ltd.	112
76	Goodman Fielder Ltd.	151
145	GPT Group	595
46	Harvey Norman Holdings Ltd. (c)	194
16	Iluka Resources Ltd. (c)	78
64	ING Industrial Fund, Unit	128
130	Insurance Australia Group Ltd. (c)	642
110	Investa Property Group (c)	242
81	John Fairfax Holdings Ltd. (c)	348
10	Leighton Holdings Ltd. (c)	298
33	Lend Lease Corp., Ltd. (c)	545
20	Lion Nathan Ltd. (c)	149
55	Macquarie Airports	180
21	Macquarie Bank Ltd.	1,502
20	Macquarie Communications Infrastructure Group (c)	110
102	Macquarie Goodman Group	600
200	Macquarie Infrastructure Group (c)	626
129	Macquarie Office Trust, Unit (c)	172
74	Mirvac Group	320
52	Multiplex Group (c)	201
126	National Australia Bank Ltd.	4,482
29	Newcrest Mining Ltd.	566
48	OneSteel Ltd.	229
25	Orica Ltd.	641
63	Origin Energy Ltd. (c)	476
42	Pacific Brands Ltd.	113
30	Paladin Resources Ltd. (a)	238
36	PaperlinX Ltd.	117
3	Perpetual Trustees Australia Ltd. (c)	207
15	Publishing & Broadcasting Ltd.	256
69	Qantas Airways Ltd.	304
64	QBE Insurance Group Ltd.	1,623
73	Rinker Group Ltd.	1,122
21	Rio Tinto Ltd. (c)	1,467
45	Santos Ltd. (c)	417
18	Sonic Healthcare Ltd. (c)	218
107	Stockland	762
70	Suncorp-Metway Ltd., Class L	1,248
59	Sydney Roads Group (c)	70
45	Symbion Health Ltd.	154
40	TABCORP Holdings Ltd. (c)	599
99	Tattersall’s Ltd. (c)	422
330	Telstra Corp., Ltd.	1,274

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Australia — Continued
46		Toll Holdings Ltd.	844
63		Transurban Group	419
31		Wesfarmers Ltd.	1,010
113		Westfield Group	1,953
144		Westpac Banking Corp.	3,211
35		Woodside Petroleum Ltd.	1,147
95		Woolworths Ltd. (c)	2,227
12		WorleyParsons Ltd. (c)	276
36		Zinifex Ltd.	497
			62,775
		Austria — 1.7%
2		Andritz AG	551
2		Bank Austria Creditanstalt AG	412
14		Boehler-Uddeholm AG (c)	1,352
6		BWIN Interactive Entertainment AG (a) (c)	264
55		Erste Bank der Oesterreichischen Sparkassen AG (c)	4,403
4		Flughafen Wien AG (c)	407
68		Immoeast Immobilien Anlagen AG (a)	958
132		IMMOFINANZ Immobilien Anlagen AG (a)	2,149
2		Mayr-Melnhof Karton AG (c)	471
82		Meinl European Land Ltd. (a)	2,385
55		OMV AG	3,460
12		Raiffeisen International Bank Holding AG (c)	1,639
9		RHI AG (a) (c)	486
119		Telekom Austria AG	3,373
26		Verbund — Oesterreichische Elektrizitaetswirtschafts AG, Class A	1,348
21		Voestalpine AG (c)	1,438
10		Wiener Staedtische Allgemeine Versicherung AG	753
22		Wienerberger AG (a) (c)	1,568
			27,417
		Belgium — 1.8%
17		AGFA-Gevaert N.V. (c)	399
4		Bekaert S.A. (c)	587
22		Belgacom S.A.	973
2		Colruyt S.A.	452
1		Compagnie Maritime Belge S.A.	49
2		Cumerio	68
—	(h)	D’Ieteren S.A.	175
14		Delhaize Group (c)	1,391
94		Dexia	3,061
2		Euronav N.V. (c)	53
206		Fortis	9,236
13		Groupe Bruxelles Lambert S.A. (c)	1,522
33		InBev N.V. (c)	2,550
34		KBC Groupe N.V. (c)	4,459
7		Mobistar S.A. (c)	585
1		Omega Pharma S.A.	87
10		Solvay S.A., Class A (c)	1,547
24		UCB S.A. (c)	1,422
6		Umicore S.A. (c)	1,201
			29,817
		Bermuda — 0.1%
9		Frontline Ltd. (c)	353
56		SeaDrill Ltd. (a) (c)	910
			1,263
		Brazil — 0.1%
12,479		Centrais Eletricas Brasileiras S.A. (a)	283
12		Cia Vale do Rio Doce	492
54		Petroleo Brasileiro S.A.	1,386
			2,161
		Chile — 0.6%
2,501		Banco Santander Chile S.A.	120
148		Cia de Telecomunicaciones de Chile S.A. ADR	1,342
33		Compania Cervecerias Unidas S.A. ADR	1,160
1,072		Distribucion y Servicio D&S, S.A.	422
24		Embotelladora Andina S.A. ADR	482
446		Empresa Nacional de Electricidad S.A.	726
4		Empresas CMPC S.A.	150
28		Empresas COPEC S.A.	409
202		Enersis S.A. ADR	3,834
979		Masisa S.A.	242
20		Masisa S.A. ADR	239
75		SACI Falabella	368
			9,494
		China — 0.4%
61		BYD Co., Ltd., Class H (a)	374
1,030		China Construction Bank, Class H (e)	623
234		China Life Insurance Co., Ltd.	722
375		Datang International Power Generation Co., Ltd., Class H	429
123		Foxconn International Holdings Ltd. (a) (c)	369
314		Huaneng Power International, Inc., Class H	317
1,067		PetroChina Co., Ltd., Class H	1,198
171		Semiconductor Manufacturing International Corp. (a) (c)	25

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   31

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		China — Continued
1,903		Sinopec Yizheng Chemical Fibre Co., Ltd., Class H (a) (c)	701
1,583		Yanzhou Coal Mining Co., Ltd., Class H (c)	1,620
995		Zhejiang Expressway Co., Ltd.	814
			7,192
		Denmark — 1.4%
—	(h)	AP Moller - Maersk A/S	2,293
3		Bang & Olufsen A/S (c)	386
8		Carlsberg A/S, Class B (c)	946
6		Codan A/S (c)	569
6		Coloplast A/S, Class B (c)	476
9		Danisco A/S (c)	708
99		Danske Bank A/S	4,622
4		DSV A/S (c)	841
3		East Asiatic Co., Ltd. (c)	162
6		FLSmidth & Co. A/S, Class B (c)	472
42		GN Store Nord (a)	479
10		H Lundbeck A/S	231
9		Jyske Bank (a)	735
3		NKT Holding A/S	256
46		Novo-Nordisk A/S, Class B	4,501
9		Novozymes A/S, Class B (c)	992
10		Sydbank A/S	532
3		Topdanmark A/S (a)	503
5		TrygVesta AS (c)	462
41		Vestas Wind Systems A/S (a)	2,651
5		William Demant Holding (a)	448
			23,265
		Finland — 0.9%
14		Elisa OYJ, Class A	396
34		Fortum OYJ (c)	1,040
9		Kesko OYJ, Class B	650
9		Metso OYJ (c)	509
5		Neste Oil OYJ	176
233		Nokia OYJ (a)	5,881
49		Nokia OYJ ADR (a)	1,230
6		Nokian Renkaat OYJ (c)	176
7		Outokumpu OYJ (c)	244
9		Rautaruukki OYJ	472
28		Sampo OYJ, Class A (c)	885
30		Stora Enso OYJ, Class R	545
7		Tietoenator OYJ (c)	227
40		UPM-Kymmene OYJ	977
8		Wartsila OYJ, Class B	532
			13,940
		France — 9.9%
24		Accor S.A.	2,227
14		Air France-KLM	692
13		Air Liquide (c)	3,325
289		Alcatel-Lucent (a) (c)	3,820
14		Alstom (a)	2,079
6		Atos Origin S.A. (a)	398
193		AXA S.A.	8,871
99		BNP Paribas	11,495
23		Bouygues S.A. (c)	1,811
10		Business Objects S.A. (a) (c)	357
17		Cap Gemini S.A. (c)	1,287
72		Carrefour S.A. (c)	5,515
6		Casino Guichard Perrachon S.A.	689
37		Cie de Saint-Gobain	3,919
12		Cie Generale d’Optique Essilor International S.A.	1,420
8		CNP Assurances	957
19		Compagnie Generale des Etablissements Michelin, Class B (c)	2,391
76		Credit Agricole S.A.	3,199
8		Dassault Systemes S.A. (c)	450
204		France Telecom S.A.	5,976
20		Gaz de France (c)	924
3		Gecina S.A.	508
28		Groupe Danone (c)	4,585
8		Hermes International	1,086
2		Imerys S.A. (c)	234
3		Klepierre (c)	573
33		L’Oreal S.A. (c)	3,920
17		Lafarge S.A. (c)	2,741
18		Lagardere S.C.A. (c)	1,448
29		LVMH Moet Hennessy Louis Vuitton S.A. (c)	3,400
11		M6-Metropole Television (a) (c)	388
3		Neopost S.A.	383
10		PagesJaunes Groupe S.A. (c)	239
11		Pernod-Ricard S.A. (c)	2,339
15		Peugeot S.A. (c)	1,231
8		PPR	1,339
13		Publicis Groupe	622
23		Renault S.A.	3,017
21		Safran S.A. (c)	503

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	France — Continued
121	Sanofi-Aventis (c)	11,088
7	SCOR	195
29	Schneider Electric S.A. (c)	4,095
6	Societe BIC S.A.	472
2	Societe Des Autoroutes Paris-Rhin-Rhone (c)	160
43	Societe Generale (c)	9,215
13	Societe Television Francaise 1 (c)	430
9	Sodexho Alliance S.A.	733
92	Suez S.A. (c)	5,259
26	Suez S.A.	1,458
246	Suez S.A. VVRP (a)	3
14	Technip S.A. (c)	1,123
12	Thales S.A.	722
27	Thomson S.A. (c)	526
257	Total S.A. (c)	18,920
778	Total S.A. VVRP (a)	11
6	Unibail	1,693
7	Valeo S.A. (c)	403
6	Vallourec	1,570
31	Veolia Environnement (c)	2,566
24	Vinci S.A. (c)	3,927
145	Vivendi S.A. (c)	5,988
5	Zodiac S.A. (c)	414
		161,329
	Germany — 14.4%
48	Adidas AG (c)	2,826
95	Allianz SE (c)	21,600
14	Altana AG (c)	1,069
1	AXA Konzern AG	237
109	BASF AG (c)	12,972
157	Bayer AG (c)	10,773
20	Beiersdorf AG	1,460
11	Bilfinger Berger AG	1,055
17	Celesio AG	1,207
136	Commerzbank AG (c)	6,764
29	Continental AG (c)	3,979
204	DaimlerChrysler AG (c)	16,480
116	Deutsche Bank AG	17,805
22	Deutsche Boerse AG	5,176
45	Deutsche Lufthansa AG	1,335
161	Deutsche Post AG	5,532
19	Deutsche Postbank AG	1,876
641	Deutsche Telekom AG (c)	11,734
5	Douglas Holding AG	308
139	E.ON AG (c)	20,882
14	Fresenius Medical Care AG & Co. KGaA	2,106
13	Heidelberger Druckmaschinen (c)	634
10	Hochtief AG	1,068
31	Hypo Real Estate Holding AG	2,065
164	Infineon Technologies AG (a)	2,546
19	IVG Immobilien AG	875
12	KarstadtQuelle AG (a)	462
25	Linde AG	2,770
29	MAN AG (c)	3,886
13	Merck KGaA	1,731
36	Metro AG	2,793
11	MLP AG (c)	285
46	Muenchener Rueckversicherungs AG, Class R	8,215
7	Premiere AG (a)	149
3	Puma Rudolf Dassler Sport AG	1,382
6	Rheinmetall AG (c)	571
101	RWE AG (c)	10,722
10	Salzgitter AG	1,640
201	SAP AG (c)	9,660
185	Siemens AG	22,336
7	SolarWorld AG (c)	568
18	Sudzucker AG (c)	368
81	ThyssenKrupp AG	4,331
46	TUI AG	1,252
37	Volkswagen AG (c)	5,652
5	Wincor Nixdorf AG	448
		233,585
	Gibraltar — 0.0% (g)
32	PartyGaming plc (a)	31
	Greece — 1.2%
81	Alpha Bank AE	2,455
29	Coca Cola Hellenic Bottling Co. S.A.	1,249
26	Cosmote Mobile Telecommunications S.A.	802
40	EFG Eurobank Ergasias S.A.	1,646
1	Emporiki Bank of Greece S.A. (a)	19
7	Folli Follie S.A.	292
24	Hellenic Petroleum S.A.	360
23	Hellenic Technodomiki Tev S.A.	313
57	Hellenic Telecommunications Organization S.A. (a)	1,629
22	Intracom S.A. (a)	126
73	National Bank of Greece S.A.	4,100
42	OPAP S.A.	1,571

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   33

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Greece — Continued
51		Piraeus Bank S.A.	1,841
30		Public Power Corp. GDR (a) (e)	783
17		Titan Cement Co. S.A.	940
37		Viohalco	628
			18,754
		Hong Kong — 1.0%
32		ASM Pacific Technology	202
88		Bank of East Asia Ltd.	540
217		BOC Hong Kong Holdings Ltd.	532
54		Cathay Pacific Airways Ltd. (c)	140
29		Cheung Kong Infrastructure Holdings Ltd.	104
92		Cheung Kong Ltd.	1,194
252		China Mobile Ltd.	2,269
—	(h)	China Mobile Ltd. ADR	21
8		Citic Pacific Ltd.	29
107		CLP Holdings Ltd.	784
12		Denway Motors Ltd.	5
62		Esprit Holdings Ltd.	747
90		Giordano International Ltd.	43
169		Hang Lung Properties Ltd. (c)	501
45		Hang Seng Bank Ltd. (c)	634
53		Henderson Land Development Co., Ltd. (c)	317
214		Hong Kong & China Gas (c)	509
64		Hong Kong Exchanges and Clearing Ltd.	608
82		HongKong Electric Holdings	410
35		Hopewell Holdings	152
124		Hutchison Telecommunications International Ltd. (a)	253
125		Hutchison Whampoa Ltd.	1,206
33		Hysan Development Co., Ltd.	87
99		Johnson Electric Holdings Ltd. (c)	60
34		Kerry Properties Ltd. (c)	167
33		Kingboard Chemicals Holdings Ltd.	154
64		Lenovo Group Ltd.	25
132		Li & Fung Ltd.	411
50		Melco International Development	97
90		MTR Corp.	220
185		New World Development Co., Ltd.	434
89		Noble Group Ltd. (c)	92
16		Orient Overseas International Ltd.	133
212		PCCW Ltd.	131
108		Shangri-La Asia Ltd.	264
50		Shun TAK Holdings Ltd.	70
84		Sino Land Co.	177
86		Solomon Systech International Ltd.	13
81		Sun Hung Kai Properties Ltd.	941
54		Swire Pacific Ltd., Class A	621
1		Tan Chong International Ltd.	—
49		Techtronic Industries Co.	65
18		Television Broadcasts Ltd.	117
52		Texwinca Holdings Ltd.	37
74		Wharf Holdings Ltd.	274
13		Wing Hang Bank Ltd.	149
43		Yue Yuen Industrial Holdings (c)	148
			16,087
		Hungary — 0.6%
172		Magyar Telekom Rt.	998
25		MOL Hungarian Oil and Gas Nyrt.	3,076
91		OTP Bank Nyrt.	4,607
5		Richter Gedeon Nyrt.	1,035
			9,716
		India — 0.6%
20		Bajaj Auto Ltd. GDR	1,202
13		Grasim Industries Ltd. GDR (e)	797
325		Gujarat Ambuja Cements Ltd. GDR	931
90		Hindalco Industries Ltd. GDR (e)	319
11		ICICI Bank Ltd. ADR	440
14		Infosys Technologies Ltd.	691
222		ITC Ltd. GDR	852
35		Larsen & Toubro Ltd. GDR	1,441
23		Mahanagar Telephone Nigam ADR	161
47		Ranbaxy Laboratories Ltd. GDR	427
—	(h)	Reliance Energy Ltd. (e)	14
8		Reliance Industries Ltd. GDR (e)	573
25		Satyam Computer Services Ltd.	285
96		United Phosphorus Ltd. ADR	770
			8,903
		Ireland — 1.1%
111		Allied Irish Banks plc	3,349
138		Bank of Ireland	2,952
42		C&C Group plc	699
69		CRH plc	3,009
19		DCC plc	628
81		Depfa Bank plc	1,490
43		Elan Corp. plc (a)	597
23		Elan Corp. plc ADR (a)	320
54		Experian Group Ltd.	609

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Ireland — Continued
16		Grafton Group plc, Unit (a)	240
119		Independent News & Media plc	556
28		Irish Life & Permanent plc	751
18		Kerry Group plc, Class A	527
22		Kingspan Group plc	612
21		Iaws Group plc	520
35		Ryanair Holdings plc (a)	287
4		Total Produce plc (a)	4
			17,150
		Israel — 0.6%
228		Bank Hapoalim Ltd.	1,187
123		Bank Leumi Le-Israel BM	463
42		Clal Industries and Investments	270
43		ECI Telecom Ltd. (a)	360
—	(h)	Elco Holdings Ltd.	—	(h)
—	(h)	Industrial Buildings Corp.	—	(h)
302		Israel Chemicals Ltd.	2,303
—	(h)	Israel Corp. Ltd. (The)	202
—	(h)	Koor Industries Ltd. (a)	—	(h)
13		Koor Industries Ltd. ADR (a)	162
151		Makhteshim-Agan Industries Ltd.	1,098
85		Migdal Insurance Holdings Ltd.	139
—	(h)	Osem Investment Ltd.	—	(h)
36		Teva Pharmaceutical Industries Ltd.	1,378
67		Teva Pharmaceutical Industries Ltd. ADR	2,566
			10,128
		Italy — 8.4%
122		Alleanza Assicurazioni S.p.A. (c)	1,716
47		Arnoldo Mondadori Editore S.p.A.	512
245		Assicurazioni Generali S.p.A.	11,246
27		Autogrill S.p.A.	537
65		Autostrade S.p.A.	2,143
219		Banca Intesa S.p.A. (a)	1,762
264		Banca Monte dei Paschi di Siena S.p.A. (c)	1,784
119		Banca Popolare di Milano Scrl (c)	1,993
140		Banche Popolari Unite Scpa	4,238
89		Banco Popolare di Verona e Novara Scrl (c)	2,975
26		Benetton Group S.p.A. (c)	444
46		Bulgari S.p.A.	698
423		Capitalia S.p.A. (c)	4,027
77		Edison S.p.A. (c)	230
1,131		Enel S.p.A. (c)	12,854
660		ENI S.p.A.	21,874
135		Fiat S.p.A. (a) (c)	3,965
69		Finmeccanica S.p.A.	2,128
17		Fondiaria-Sai S.p.A. (c)	874
59		Gruppo Editoriale L’Espresso S.p.A. (c)	307
1,853		Intesa Sanpaolo S.p.A. (a)	15,530
19		Italcementi S.p.A. (c)	608
9		Lottomatica S.p.A. (a)	380
33		Luxottica Group S.p.A. (c)	1,150
185		Mediaset S.p.A.	2,092
131		Mediobanca S.p.A.	3,036
70		Mediolanum S.p.A. (c)	606
664		Pirelli & C. S.p.A.	828
1,028		Seat Pagine Gialle S.p.A. (c)	670
70		Sirti S.p.A.	251
214		Snam Rete Gas S.p.A.	1,370
808		Telecom Italia Media S.p.A. (a)	373
2,753		Telecom Italia S.p.A. (c)	8,261
1,476		Telecom Italia S.p.A. RNC (c)	3,606
254		Terna Rete Elettrica Nationale S.p.A. (c)	948
59		Tiscali S.p.A. (a) (c)	218
576		UniCredito Italiano S.p.A. (a)	5,923
1,403		UniCredito Italiano S.p.A.	14,418
			136,575
		Japan — 18.6%
35		77 Bank Ltd. (The) (c)	228
—	(h)	Access Co., Ltd. (a)	77
7		Acom Co., Ltd.	250
7		Aderans Co., Ltd. (c)	159
16		Advantest Corp. (c)	710
68		Aeon Co., Ltd.	1,243
8		Aeon Credit Service Co., Ltd. (c)	127
8		Aiful Corp. (c)	207
18		Aisin Seiki Co., Ltd.	605
59		Ajinomoto Co., Inc. (c)	720
2		Alfresa Holdings Corp.	104
68		All Nippon Airways Co., Ltd.	263
22		Alps Electric Co., Ltd. (c)	226
38		Amada Co., Ltd.	426
3		Amano Corp.	39
1		Anritsu Corp.	4
4		Aoyama Trading Co., Ltd.	118
5		Arrk Corp.	58
38		Asahi Breweries Ltd.	627
96		Asahi Glass Co., Ltd. (c)	1,296
125		Asahi Kasei Corp.	887

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   35

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
4		Asatsu-DK, Inc. (c)	134
14		Asics Corp.	176
54		Astellas Pharma, Inc. (c)	2,358
2		Autobacs Seven Co., Ltd.	81
28		Bank of Kyoto Ltd. (The)	323
121		Bank of Yokohama Ltd. (The)	885
5		Benesse Corp.	196
61		Bridgestone Corp.	1,234
6		Canon Marketing Japan, Inc.	125
114		Canon, Inc.	6,401
24		Casio Computer Co., Ltd.	478
11		Central Glass Co., Ltd.	77
—	(h)	Central Japan Railway Co.	1,817
85		Chiba Bank Ltd. (The)	702
15		Chiyoda Corp. (c)	344
67		Chubu Electric Power Co., Inc. (c)	2,154
28		Chugai Pharmaceutical Co., Ltd. (c)	707
2		Circle K Sunkus Co., Ltd. (c)	41
42		Citizen Watch Co., Ltd.	377
6		Coca-Cola West Japan Co., Ltd.	124
8		COMSYS Holdings Corp.	90
16		Credit Saison Co., Ltd.	462
7		CSK Holdings Corp. (c)	251
62		Dai Nippon Printing Co., Ltd.	994
31		Daicel Chemical Industries Ltd.	211
32		Daido Steel Co., Ltd. (c)	184
9		Daifuku Co., Ltd.	113
70		Daiichi Sankyo Co., Ltd.	2,082
25		Daikin Industries Ltd.	855
20		Daimaru, Inc.	239
68		Dainippon Ink and Chemicals, Inc.	255
17		Dainippon Screen Manufacturing Co., Ltd. (c)	143
8		Daito Trust Construction Co., Ltd.	351
59		Daiwa House Industry Co., Ltd.	930
136		Daiwa Securities Group, Inc.	1,519
37		Denki Kagaku Kogyo KK	163
51		Denso Corp.	1,817
—	(h)	Dentsu, Inc. (c)	780
24		Dowa Holdings Co., Ltd.	221
—	(h)	E*Trade Securities Co., Ltd. (c)	178
—	(h)	eAccess Ltd. (c)	58
—	(h)	East Japan Railway Co.	3,098
37		Ebara Corp. (c)	191
7		EDION Corp.	103
25		Eisai Co., Ltd. (c)	1,202
16		Electric Power Development Co., Ltd.	705
11		Elpida Memory, Inc. (a) (c)	459
4		FamilyMart Co., Ltd.	113
19		Fanuc Ltd.	1,836
5		Fast Retailing Co., Ltd. (c)	332
56		Fuji Electric Holdings Co., Ltd.	260
5		FUJI SOFT, Inc.	129
—	(h)	Fuji Television Network, Inc.	197
51		FUJIFILM Holdings Corp., Ltd.	2,081
36		Fujikura Ltd. (c)	229
184		Fujitsu Ltd.	1,158
65		Fukuoka Financial Group, Inc. (a) (c)	493
63		Furukawa Electric Co., Ltd.	387
7		Glory Ltd. (c)	145
—	(h)	Goodwill Group, Inc. (The) (c)	73
44		Gunma Bank Ltd. (The)	291
31		Gunze Ltd.	179
2		Hakuhodo DY Holdings, Inc.	136
16		Hankyu Department Stores	146
121		Hankyu Hanshin Holdings, Inc. (c)	687
113		Haseko Corp. (a) (c)	373
3		Hikari Tsushin, Inc.	100
27		Hino Motors Ltd. (c)	149
3		Hirose Electric Co., Ltd. (c)	385
7		Hitachi Cable Ltd.	41
2		Hitachi Capital Corp. (c)	27
10		Hitachi Chemical Co., Ltd.	218
13		Hitachi Construction Machinery Co., Ltd.	409
5		Hitachi High-Technologies Corp.	135
375		Hitachi Ltd.	2,851
21		Hokkaido Electric Power Co., Inc.	522
117		Hokuhoku Financial Group, Inc.	380
159		Honda Motor Co., Ltd.	5,454
7		House Foods Corp.	111
42		Hoya Corp.	1,297
13		Ibiden Co., Ltd.	762
—	(h)	Index Holdings (c)	28
—	(h)	Inpex Holdings, Inc.	700
18		Isetan Co., Ltd.	297
—	(h)	Ishihara Sangyo Kaisha Ltd. (a)	—	(h)
128		Ishikawajima-Harima Heavy Industries Co., Ltd. (c)	499
7		Ito En Ltd. (c)	236
149		Itochu Corp.	1,468
2		Itochu Techno Solutions Corp.	112

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
3		Jafco Co., Ltd.	117
86		Japan Airlines Corp. (a) (c)	169
—	(h)	Japan Prime Realty Investment Corp.	150
—	(h)	Japan Real Estate Investment Corp. (c)	777
—	(h)	Japan Retail Fund Investment Corp.	382
32		Japan Steel Works Ltd. (The) (c)	377
—	(h)	Japan Tobacco, Inc.	2,320
57		JFE Holdings, Inc.	3,135
20		JGC Corp.	305
60		Joyo Bank Ltd. (The) (c)	368
30		JS Group Corp.	674
18		JSR Corp.	394
23		JTEKT Corp.	424
87		Kajima Corp. (c)	428
31		Kamigumi Co., Ltd.	276
27		Kaneka Corp.	245
77		Kansai Electric Power Co., Inc. (The)	2,145
26		Kansai Paint Co., Ltd.	210
50		Kao Corp.	1,378
17		Katokichi Co., Ltd.	108
126		Kawasaki Heavy Industries Ltd. (c)	502
54		Kawasaki Kisen Kaisha Ltd.	587
—	(h)	KDDI Corp.	2,043
46		Keihin Electric Express Railway Co., Ltd. (c)	354
56		Keio Corp.	394
34		Keisei Electric Railway Co., Ltd.	220
4		Keyence Corp.	934
13		Kikkoman Corp.	187
11		Kinden Corp.	106
162		Kintetsu Corp. (c)	482
78		Kirin Brewery Co., Ltd.	1,175
—	(h)	KK DaVinci Advisors (a)	145
282		Kobe Steel Ltd.	993
12		Kokuyo Co., Ltd. (c)	148
91		Komatsu Ltd.	2,164
3		Komori Corp.	59
11		Konami Corp. (c)	305
52		Konica Minolta Holdings, Inc.	718
2		Kose Corp.	47
121		Kubota Corp.	1,146
35		Kuraray Co., Ltd. (c)	391
12		Kurita Water Industries Ltd.	287
16		Kyocera Corp.	1,591
31		Kyowa Hakko Kogyo Co., Ltd. (c)	286
40		Kyushu Electric Power Co., Inc.	1,115
8		Lawson, Inc. (c)	309
13		Leopalace21 Corp.	410
3		Mabuchi Motor Co., Ltd.	162
12		Makita Corp. (c)	451
174		Marubeni Corp.	1,044
32		Marui Co., Ltd. (c)	386
11		Matsui Securities Co., Ltd. (c)	77
2		Matsumotokiyoshi Co., Ltd. (c)	45
199		Matsushita Electric Industrial Co., Ltd.	3,833
36		Matsushita Electric Works Ltd.	405
16		Mediceo Paltac Holdings Co., Ltd. (c)	286
23		Meiji Dairies Corp.	183
34		Meiji Seika Kaisha Ltd.	162
5		Meitec Corp.	160
74		Millea Holdings, Inc.	2,738
45		Minebea Co., Ltd.	262
116		Mitsubishi Chemical Holdings Corp.	933
137		Mitsubishi Corp.	2,910
208		Mitsubishi Electric Corp.	2,013
123		Mitsubishi Estate Co., Ltd.	3,823
39		Mitsubishi Gas Chemical Co., Inc.	335
320		Mitsubishi Heavy Industries Ltd.	1,972
13		Mitsubishi Logistics Corp.	225
123		Mitsubishi Materials Corp. (c)	601
55		Mitsubishi Rayon Co., Ltd. (c)	381
1		Mitsubishi Tokyo UFJ Financial Group, Inc.	9,279
26		Mitsubishi UFJ Securities Co., Ltd.	274
172		Mitsui & Co., Ltd. (c)	3,094
59		Mitsui Chemicals, Inc. (c)	490
63		Mitsui Engineering & Shipbuilding Co., Ltd. (c)	283
87		Mitsui Fudosan Co., Ltd.	2,531
71		Mitsui Mining & Smelting Co., Ltd. (c)	341
112		Mitsui OSK Lines Ltd.	1,413
144		Mitsui Sumitomo Insurance Co., Ltd.	1,786
74		Mitsui Trust Holdings, Inc.	670
39		Mitsukoshi Ltd. (c)	188
10		Mitsumi Electric Co., Ltd.	340
1		Mizuho Financial Group, Inc.	5,837
20		Murata Manufacturing Co., Ltd.	1,489
23		Namco Bandai Holdings, Inc. (c)	375
203		NEC Corp.	1,077
3		NEC Electronics Corp. (a) (c)	78
—	(h)	NET One Systems Co., Ltd. (c)	48
31		NGK Insulators Ltd. (c)	669
18		NGK Spark Plug Co., Ltd.	326

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   37

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
24		NHK Spring Co., Ltd.	206
25		Nichirei Corp.	147
11		Nidec Corp. (c)	685
83		Nikko Cordial Corp.	1,187
28		Nikon Corp. (c)	642
10		Nintendo Co., Ltd.	3,229
—	(h)	Nippon Building Fund, Inc. (c)	695
39		Nippon Electric Glass Co., Ltd.	667
84		Nippon Express Co., Ltd.	519
16		Nippon Kayaku Co., Ltd. (c)	129
33		Nippon Light Metal Co., Ltd.	91
15		Nippon Meat Packers, Inc. (c)	186
85		Nippon Mining Holdings, Inc.	682
128		Nippon Oil Corp.	981
—	(h)	Nippon Paper Group, Inc.	355
55		Nippon Sheet Glass Co., Ltd.	290
13		Nippon Shokubai Co., Ltd. (c)	131
632		Nippon Steel Corp.	4,079
1		Nippon Telegraph & Telephone Corp.	2,676
101		Nippon Yusen KK	869
77		Nishi-Nippon City Bank Ltd. (The)	331
40		Nishimatsu Construction Co., Ltd. (c)	124
14		Nissan Chemical Industries Ltd. (c)	159
238		Nissan Motor Co., Ltd.	2,393
28		Nisshin Seifun Group, Inc.	297
80		Nisshin Steel Co., Ltd.	324
16		Nisshinbo Industries, Inc. (c)	204
10		Nissin Food Products Co., Ltd. (c)	387
3		Nitori Co., Ltd.	155
16		Nitto Denko Corp. (c)	722
11		NOK Corp.	207
196		Nomura Holdings, Inc.	3,748
—	(h)	Nomura Real Estate Office Fund, Inc.	248
14		Nomura Research Institute Ltd.	374
45		NSK Ltd.	438
38		NTN Corp. (c)	312
—	(h)	NTT Data Corp. (c)	579
2		NTT DoCoMo, Inc.	3,236
—	(h)	NTT Urban Development Corp.	238
71		Obayashi Corp.	450
—	(h)	Obic Co., Ltd.	77
48		Odakyu Electric Railway Co., Ltd. (c)	336
69		Oji Paper Co., Ltd.	353
46		Oki Electric Industry Co., Ltd. (a) (c)	79
13		Okuma Holdings, Inc.	155
8		Okumura Corp.	45
24		Olympus Corp.	824
23		Omron Corp.	627
21		Onward Kashiyama Co., Ltd.	280
4		Oracle Corp. Japan (c)	202
6		Oriental Land Co., Ltd. (c)	353
9		Orix Corp.	2,530
210		Osaka Gas Co., Ltd.	788
8		OSG Corp.	108
1		Otsuka Corp. (c)	135
8		Park24 Co., Ltd. (c)	100
17		Pioneer Corp. (c)	219
8		Promise Co., Ltd. (c)	252
14		QP Corp. (c)	133
1		Rakuten, Inc. (c)	312
—	(h)	Resona Holdings, Inc. (c)	1,011
67		Ricoh Co., Ltd.	1,473
5		Rinnai Corp.	126
11		Rohm Co., Ltd.	976
—	(h)	Round One Corp.	74
2		Ryohin Keikaku Co., Ltd. (c)	117
1		Sanden Corp.	4
8		Sanken Electric Co., Ltd.	72
7		Sankyo Co., Ltd.	316
9		Santen Pharmaceutical Co., Ltd. (c)	244
25		Sanwa Shutter Corp.	154
175		Sanyo Electric Co., Ltd. (a) (c)	280
—	(h)	Sapporo Hokuyo Holdings, Inc.	290
37		Sapporo Holdings Ltd. (c)	266
1		SBI Holdings, Inc. (c)	279
21		Secom Co., Ltd.	966
18		Sega Sammy Holdings, Inc. (c)	412
13		Seiko Epson Corp. (c)	381
14		Seino Holdings Co., Ltd. (c)	128
55		Sekisui Chemical Co., Ltd.	426
56		Sekisui House Ltd.	831
85		Seven & I Holdings Co., Ltd.	2,460
1		SFCG Co., Ltd. (c)	104
107		Sharp Corp.	1,965
7		Shimachu Co., Ltd.	186
2		Shimamura Co., Ltd. (c)	171
9		Shimano, Inc.	300
69		Shimizu Corp. (c)	425
41		Shin-Etsu Chemical Co., Ltd.	2,641
6		Shinko Electric Industries	140

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
59		Shinko Securities Co., Ltd. (c)	268
160		Shinsei Bank Ltd.	690
30		Shionogi & Co., Ltd. (c)	586
38		Shiseido Co., Ltd. (c)	807
62		Shizuoka Bank Ltd. (The) (c)	656
102		Showa Denko KK (c)	335
15		Showa Shell Sekiyu KK	181
5		SMC Corp.	690
76		Softbank Corp. (a) (c)	1,631
72		Sojitz Corp.	273
83		Sompo Japan Insurance, Inc.	1,015
102		Sony Corp.	5,444
14		Stanley Electric Co., Ltd.	282
12		Sumco Corp.	530
23		Sumitomo Bakelite Co., Ltd.	163
148		Sumitomo Chemical Co., Ltd.	976
113		Sumitomo Corp.	1,941
74		Sumitomo Electric Industries Ltd. (c)	1,053
56		Sumitomo Heavy Industries Ltd.	574
418		Sumitomo Metal Industries Ltd.	2,124
55		Sumitomo Metal Mining Co., Ltd.	1,024
1		Sumitomo Mitsui Financial Group, Inc.	6,141
65		Sumitomo Osaka Cement Co., Ltd. (c)	190
39		Sumitomo Realty & Development Co., Ltd.	1,450
13		Sumitomo Rubber Industries, Inc.	140
2		Sumitomo Titanium Corp. (c)	171
124		Sumitomo Trust & Banking Co., Ltd. (The)	1,215
20		Suruga Bank Ltd.	239
9		Suzuken Co., Ltd.	319
24		T&D Holdings, Inc.	1,506
81		Taiheiyo Cement Corp.	349
108		Taisei Corp. (c)	374
15		Taisho Pharmaceutical Co., Ltd. (c)	292
21		Taiyo Nippon Sanso Corp.	183
12		Taiyo Yuden Co., Ltd.	264
25		Takara Holdings, Inc. (c)	184
25		Takashimaya Co., Ltd. (c)	295
95		Takeda Pharmaceutical Co., Ltd. (c)	6,190
12		Takefuji Corp. (c)	408
—	(h)	Takuma Co., Ltd.	2
24		Tanabe Seiyaku Co., Ltd.	311
13		TDK Corp.	1,090
86		Teijin Ltd. (c)	442
17		Terumo Corp.	686
14		THK Co., Ltd.	351
3		TIS, Inc.	70
89		Tobu Railway Co., Ltd. (c)	408
32		Toda Corp.	156
16		Toho Co., Ltd. (c)	311
3		Toho Titanium Co., Ltd. (c)	119
43		Tohoku Electric Power Co., Inc.	1,039
6		Tokai Rika Co., Ltd.	131
25		Tokuyama Corp. (c)	375
3		Tokyo Broadcasting System, Inc. (c)	115
129		Tokyo Electric Power Co., Inc. (The)	4,281
16		Tokyo Electron Ltd.	1,125
227		Tokyo Gas Co., Ltd.	1,140
3		Tokyo Seimitsu Co., Ltd.	107
11		Tokyo Steel Manufacturing Co., Ltd.	163
3		Tokyo Style Co., Ltd.	39
32		Tokyo Tatemono Co., Ltd.	447
114		Tokyu Corp. (c)	830
40		Tokyu Land Corp.	447
38		TonenGeneral Sekiyu KK	409
57		Toppan Printing Co., Ltd. (c)	581
132		Toray Industries, Inc.	907
312		Toshiba Corp. (c)	2,321
40		Tosoh Corp.	182
29		TOTO Ltd. (c)	277
15		Toyo Seikan Kaisha Ltd. (c)	293
7		Toyo Suisan Kaisha Ltd.	139
48		Toyobo Co., Ltd.	146
7		Toyoda Gosei Co., Ltd. (c)	162
19		Toyota Industries Corp.	909
303		Toyota Motor Corp.	18,411
24		Toyota Tsusho Corp.	578
12		Trend Micro, Inc. (c)	374
120		Ube Industries Ltd.	381
4		Uni-Charm Corp.	220
5		Uniden Corp. (c)	36
13		UNY Co., Ltd.	155
17		Ushio, Inc.	323
2		USS Co., Ltd.	104
9		Wacoal Holdings Corp. (c)	114
—	(h)	West Japan Railway Co.	810
1		Yahoo! Japan Corp.	508
13		Yakult Honsha Co., Ltd. (c)	349
10		Yamada Denki Co., Ltd.	901
16		Yamaha Corp.	365
19		Yamaha Motor Co., Ltd.	491

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   39

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Japan — Continued
38		Yamato Holdings Co., Ltd. (c)	543
8		Yamazaki Baking Co., Ltd. (c)	71
17		Yaskawa Electric Corp.	194
22		Yokogawa Electric Corp.	325
21		Zeon Corp.	216
			301,274
		Luxembourg — 0.1%
34		Acergy S.A. (a) (c)	721
18		Arcelor	1,356
			2,077
		Mexico — 0.6%
26		Alfa S.A. de C.V., Class A	193
859		America Movil S.A. de C.V., Class L	2,251
414		Cemex S.A.B. de C.V., Unit (a)	1,344
19		Controlodora Comercial Mexicana S.A. de C.V., Unit	49
32		Fomento Economico Mexicano S.A. de C.V., Unit	343
95		Grupo Carso S.A. de C.V., Class A	376
84		Grupo Mexico S.A. de C.V., Class B	453
64		Grupo Modelo S.A. de C.V., Class C	332
121		Grupo Televisa S.A.	676
14		Industrias Penoles S.A. de C.V. (a)	169
65		Kimberly-Clark de Mexico S.A. de C.V., Class A	289
356		Telefonos de Mexico S.A. de C.V., Class A	615
612		Telefonos de Mexico S.A. de C.V., Class L	1,050
258		Wal-Mart de Mexico S.A. de C.V., Series V	1,014
			9,154
		Netherlands — 4.5%
183		ABN AMRO Holdings N.V. (c)	8,884
144		Aegon N.V. (c)	2,975
32		Akzo Nobel N.V. (c)	2,561
76		Arcelor Mittal	4,080
51		ASML Holding N.V. (a)	1,375
4		Buhrmann N.V. (c)	59
6		Corio N.V. (c)	498
2		Euronext N.V. (c)	245
9		Euronext N.V.	1,103
35		European Aeronautic Defence and Space Co., N.V. (c)	1,126
8		Fugro N.V., CVA	456
6		Getronics N.V. (a) (c)	58
67		Hagemeyer N.V. (c)	317
22		Heineken N.V.	1,172
199		ING Groep N.V. CVA (c)	9,056
37		James Hardie Industries N.V. (c)	270
150		Koninklijke Ahold N.V. (a)	1,905
13		Koninklijke DSM N.V. (c)	618
124		Koninklijke Philips (Royal) Electronics N.V. (c)	5,106
—	(h)	OCE N.V.	5
35		Qiagen N.V. (a) (c)	620
9		Randstad Holdings N.V.	675
89		Reed Elsevier N.V. (c)	1,666
7		Rodamco Europe N.V.	1,004
185		Royal Dutch Shell plc, Class A	6,436
140		Royal Dutch Shell plc, Class B	4,945
191		Royal KPN N.V. (c)	3,249
17		Royal Numico N.V. (c)	918
22		SBM Offshore N.V.	777
93		STMicroelectronics N.V.	1,809
50		TNT N.V. (c)	2,243
173		Unilever N.V.	5,270
24		Vedior N.V. CVA (c)	635
1		Wereldhave N.V.	166
33		Wolters Kluwer N.V. (c)	986
			73,268
		New Zealand — 0.5%
418		Auckland International Airport Ltd. (c)	766
111		Contact Energy Ltd.	751
96		Fisher & Paykel Appliances Holdings Ltd. (c)	251
202		Fisher & Paykel Healthcare Corp.	556
191		Fletcher Building Ltd. (c)	1,611
280		Kiwi Income Property Trust (c)	336
168		Sky City Entertainment Group Ltd. (c)	599
71		Sky Network Television Ltd.	319
751		Telecom Corp. of New Zealand Ltd. (c)	2,677
55		Tower Ltd. (a) (c)	90
90		Vector Ltd. (c)	191
41		Warehouse Group Ltd.	211
			8,358
		Norway — 1.4%
1		Aker ASA, Class A	39
18		Aker Kvaerner ASA (c)	431
162		DET Norske Oljeselskap (a) (c)	316
107		DnB NOR ASA (c)	1,526
3		Golar LNG Ltd. (a)	44
16		Hafslund ASA, Class A	387
139		Norsk Hydro ASA (c)	4,776

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Norway — Continued
26		Norske Skogindustrier ASA (c)	404
27		Ocean RIG ASA (a)	183
157		Orkla ASA (c)	2,497
440		Marine Harvest (a) (c)	470
10		Petrojarl ASA (a) (c)	121
29		Petroleum Geo-Services ASA (a)	802
34		ProSafe SE (c)	521
7		Schibsted ASA (c)	310
115		Statoil ASA (c)	3,230
46		Storebrand ASA (c)	787
22		Tandberg ASA	470
9		Tandberg Television ASA (a) (c)	161
139		Telenor ASA (c)	2,583
19		TGS Nopec Geophysical Co., ASA (a)	432
38		Tomra Systems ASA (c)	310
39		Yara International ASA	1,148
			21,948
		Philippines — 0.5%
42		Ayala Corp.	526
4,581		Ayala Land, Inc.	1,663
854		Bank of the Philippine Islands	1,148
2,589		Filinvest Land, Inc.	95
92		Manila Electric Co., Class B	138
—	(h)	Metropolitan Bank & Trust	—	(h)
1,740		Petron Corp.	196
54		Philippine Long Distance Telephone Co.	2,868
252		San Miguel Corp., Class B	386
8,046		SM Prime Holdings, Inc.	1,918
			8,938
		Portugal — 1.0%
74		Banco BPI S.A. (c)	632
651		Banco Comercial Portugues S.A. (c)	2,731
60		Banco Espirito Santo S.A.	1,210
103		Brisa-Auto Estradas de Portugal S.A. (c)	1,362
81		Cimpor Cimentos de Portugal S.A. (c)	738
639		Energias de Portugal S.A. (c)	3,496
23		Jeronimo Martins SGPS S.A. (c)	652
238		Portugal Telecom SGPS S.A. (c)	3,397
22		PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (c)	364
42		Sonae Industria SGPS S.A. (a) (c)	535
206		Sonae SGPS S.A. (a) (c)	561
			15,678
		Singapore — 0.7%
40		Allgreen Properties Ltd.	48
82		Ascendas Real Estate Investment Trust	139
77		CapitaCommercial Trust	142
115		CapitaLand Ltd. (c)	636
74		CapitaMall Trust	193
82		Chartered Semiconductor Manufacturing Ltd. (a)	77
39		City Developments Ltd. (c)	409
133		ComfortDelgro Corp., Ltd.	199
52		Cosco Corp. Singapore Ltd.	96
5		Creative Technology Ltd.	33
89		DBS Group Holdings Ltd.	1,234
68		Fraser and Neave Ltd.	239
11		Haw Par Corp., Ltd.	59
9		Jardine Cycle & Carriage Ltd.	79
—	(h)	K-REIT Asia	1
51		Keppel Corp., Ltd.	713
29		Keppel Land Ltd. (c)	167
28		Neptune Orient Lines Ltd.	65
56		Olam International Ltd	115
182		Oversea-Chinese Banking Corp.	1,071
92		Parkway Holdings Ltd. (c)	238
62		SembCorp Industries Ltd.	197
32		SembCorp Marine Ltd.	76
45		Singapore Airlines Ltd. (c)	532
62		Singapore Exchange Ltd.	297
10		Singapore Land Ltd.	68
10		Singapore Petroleum Co., Ltd. (c)	32
208		Singapore Post Ltd.	163
119		Singapore Press Holdings Ltd.	340
114		Singapore Technologies Engineering Ltd.	268
615		Singapore Telecommunications Ltd. (c)	1,334
47		SMRT Corp., Ltd.	58
104		STATS ChipPAC Ltd. (a)	125
81		Suntec Real Estate Investment Trust	108
90		United Overseas Bank Ltd. (c)	1,255
46		UOL Group Ltd. (a)	145
22		Venture Corp., Ltd.	230
34		Want Want Holdings Ltd.	68
33		Wing Tai Holdings Ltd.	72
			11,321
		South Africa — 0.6%
6		Anglo Platinum Ltd. (c)	993
6		AngloGold Ashanti Ltd.	274

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   41

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Africa — Continued
13	Barloworld Ltd.	358
12	Bidvest Group Ltd.	251
37	Edgars Consolidated Stores Ltd.	236
153	FirstRand Ltd.	540
27	Gold Fields Ltd.	483
29	Impala Platinum Holdings Ltd.	951
15	Mittal Steel South Africa Ltd.	272
67	MTN Group Ltd.	979
14	Naspers Ltd., Class N	358
14	Nedbank Group Ltd.	304
110	Sanlam Ltd.	370
14	Sappi Ltd.	248
37	Sasol Ltd.	1,270
64	Shoprite Holdings Ltd.	289
63	Standard Bank Group Ltd.	973
23	Telkom South Africa Ltd.	558
8	Tiger Brands Ltd.	216
		9,923
	South Korea — 0.5%
2	Cheil Communications, Inc.	633
9	Daelim Industrial Co.	1,007
19	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	773
10	Daishin Securities Co., Ltd. (a)	238
8	Hyundai Mobis	675
6	LG Chem Ltd.	343
8	LG Electronics, Inc.	555
4	POSCO	1,513
1	Samsung Electronics Co., Ltd.	856
8	Samsung Fire & Marine Insurance Co., Ltd.	1,495
1	Shinsegae Co., Ltd.	531
1	SK Telecom Co., Ltd.	247
		8,866
	Spain — 5.6%
47	Abertis Infraestructuras S.A. (c)	1,500
6	Acciona S.A. (c)	1,340
34	Acerinox S.A. (c)	808
38	ACS Actividades Cons y Serv	2,368
34	Altadis S.A. (c)	2,248
5	Altadis S.A.	344
8	Antena 3 de Television S.A. (a) (c)	163
585	Banco Bilbao Vizcaya Argentaria S.A.	13,991
128	Banco Popular Espanol S.A.	2,529
1,003	Banco Santander Central Hispano S.A.	18,049
36	Cintra Concesiones de Infraestructuras de Transporte S.A.	644
65	Corp. Mapfre S.A. (c)	340
17	Ebro Puleva S.A.	399
128	Endesa S.A.	6,986
10	Fomento de Construcciones y Contratas S.A. (c)	926
26	Gamesa Corp. Tecnologica S.A.	897
34	Gas Natural SDG S.A.	1,728
10	Grupo Ferrovial S.A. (c)	1,088
130	Iberdrola S.A. (c)	6,454
51	Iberia Lineas Aereas de Espana	264
41	Inditex S.A.	2,499
21	Indra Sistemas S.A.	509
23	NH Hoteles S.A. (c)	511
4	Promotora de Informaciones S.A.	89
133	Repsol YPF S.A. (c)	4,380
16	Sacyr Vallehermoso S.A. (c)	810
2	Sociedad General de Aguas de Barcelona S.A., Class A (c)	89
5	Sogecable S.A. (a) (c)	209
675	Telefonica S.A. (c)	15,170
18	Telefonica S.A. ADR	1,207
20	Union Fenosa S.A. (c)	1,097
44	Zeltia S.A. (a) (c)	380
		90,016
	Sweden — 2.0%
11	Alfa Laval AB (c)	680
20	Assa Abloy AB, Class B (c)	457
40	Atlas Copco AB, Class A (c)	1,535
20	Boliden AB, Class B (c)	507
10	D. Carnegie & Co. AB	203
23	Electrolux AB, Class B	592
1	Elekta AB, Class B (c)	18
13	Eniro AB	171
29	Getinge AB, Class B (c)	675
43	Hennes & Mauritz AB, Class B (c)	2,840
12	Hoganas AB, Class B (c)	351
4	Holmen AB, Class B	177
23	Husqvarna AB, Class B (a) (c)	417
28	Kungsleden AB (c)	457
2	Metro International S.A. SDR, Class A (a)	2
4	Metro International S.A. SDR, Class B (a)	4
3	Modern Times Group AB, Class B (a)	158
22	Nordea Bank AB	381
162	Nordea Bank AB	2,802

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Sweden — Continued
72		Sandvik AB (c)	1,375
—	(h)	SAS AB, Class B (a)	9
11		Scania AB, Class B	1,024
35		Securitas AB, Class B (c)	535
35		Securitas Direct AB, Class B (a) (c)	110
35		Securitas Systems AB, Class B (a)	130
48		Skandinaviska Enskilda Banken AB, Class A	1,765
27		Skanska AB, Class B (c)	621
29		SKF AB, Class B (c)	639
6		Ssab Svenskt Stal AB, Class A	200
10		Ssab Svenskt Stal AB, Class B	345
20		Svenska Cellulosa AB, Class B (c)	1,004
51		Svenska Handelsbanken AB, Class A (c)	1,541
12		Swedish Match AB	219
16		Tele2 AB, Class B (c)	266
1,187		Telefonaktiebolaget LM Ericsson, Class B (c)	4,536
42		Telelogic AB (a)	108
191		TeliaSonera AB (c)	1,548
8		Trelleborg AB, Class B (c)	255
52		Volvo AB, Class A	1,031
10		Volvo AB, Class A Redemption Shares	39
97		Volvo AB, Class B	1,898
19		Volvo AB, Class B Redemption Shares	72
			31,697
		Switzerland — 1.8%
53		ABB Ltd.	1,053
7		Adecco S.A. (c)	463
3		Clariant AG (a)	47
17		Compagnie Financiere Richemont AG, Class A, Unit	1,024
3		Converium Holding AG (a)	52
37		Credit Suisse Group	2,922
—	(h)	Givaudan (c)	183
4		Holcim Ltd. (c)	437
1		Kudelski S.A.	44
—	(h)	Kuoni Reisen Holding	22
3		Logitech International S.A. (a)	88
2		Lonza Group AG (Registered)	209
1		Micronas Semiconductor Holding ADR (a)	13
12		Nestle S.A. (c)	4,785
—	(h)	Nobel Biocare Holding AG	99
69		Novartis AG	4,013
—	(h)	OC Oerlikon Corp. AG (a) (c)	169
—	(h)	Phonak Holding AG	11
22		Roche Holding AG	189
1		Roche Holding AG	4,068
—	(h)	SGS S.A.	80
—	(h)	Sulzer AG	57
12		Swatch Group AG	692
13		Swiss Reinsurance (c)	1,188
1		Swisscom AG (c)	357
3		Syngenta AG (a)	693
59		UBS AG (c)	3,859
31		Xstrata plc	1,595
4		Zurich Financial Services AG	1,304
			29,716
		Taiwan — 0.5%
440		Asustek Computer, Inc.	1,004
192		Cathay Financial Holding Co., Ltd.	389
163		Chi Mei Optoelectronics Corp.	183
356		China Steel Corp.	403
2,301		Far Eastern Textile Co., Ltd.	2,093
150		Hon Hai Precision Industry Co., Ltd.	987
500		Quanta Computer, Inc.	716
1,311		Taishin Financial Holdings Co., Ltd. (a)	638
928		Taiwan Mobile Co., Ltd.	962
584		Taiwan Semiconductor Manufacturing Co., Ltd.	1,188
460		United Microelectronics Corp.	265
			8,828
		Thailand — 0.5%
200		Advance Agro pcl (a)	216
277		Advanced Information Service pcl, Class F	621
396		Bangkok Bank pcl, Class F	1,276
152		Electricity Generating pcl	470
751		Hana Microelectronics pcl, Class F	556
678		Kasikornbank pcl	1,369
750		Krung Thai Bank pcl, Class F	235
576		Nation Multimedia Group pcl (a)	159
195		PTT pcl	1,199
315		PTT Exploration & Production pcl, Class F	850
137		Siam Cement pcl	933
296		Siam Commercial Bank pcl, Class F	574
183		Thai Airways International pcl, Class F	246
			8,704
		Turkey — 0.6%
241		Akbank TAS	1,734
55		Akcansa Cimento A.S.	336

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   43

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Turkey — Continued
186	Aksigorta A.S.	862
15	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	494
38	Arcelik	282
61	Cimsa Cimento Sanayi VE Tica	429
64	Eregli Demir ve Celik Fabrikalari TAS	733
37	Ford Otomotiv Sanayi A.S.	313
38	Migros Turk TAS (a)	441
64	Trakya Cam Sanayi A.S.	180
31	Tupras Turkiye Petrol Rafine	625
54	Turkcell Iletisim Hizmet	296
157	Turkiye Garanti Bankasi A.S.	760
232	Turkiye Is Bankasi, Class C	1,097
79	Vestel Elektronik Sanayi (a)	200
201	Yapi ve Kredi Bankasi (a)	438
		9,220
	United Kingdom — 8.9%
22	3i Group plc	510
34	Aegis Group plc	94
14	Aggreko plc	158
42	Alliance Boots plc	936
20	Amec plc	227
39	Amvescap plc	458
71	Anglo American plc	3,734
59	ARM Holdings plc	158
12	Arriva plc	181
76	AstraZeneca plc	4,160
128	Aviva plc	2,014
158	BAE Systems plc	1,430
24	Balfour Beatty plc	226
326	Barclays plc	4,700
13	Barratt Developments plc	282
25	BBA Aviation plc	143
6	Bellway plc	178
6	Berkeley Group Holdings plc (a)	196
171	BG Group plc	2,460
119	BHP Billiton plc	2,652
17	Biffa plc	108
7	Bovis Homes Group plc	149
974	BP plc	10,923
28	British Airways plc (a)	285
77	British American Tobacco plc	2,390
25	British Land Co. plc	737
60	British Sky Broadcasting plc	683
16	Brixton plc	152
418	BT Group plc	2,630
14	Bunzl plc	201
21	Burberry Group plc	292
132	Cable & Wireless plc	486
108	Cadbury Schweppes plc	1,423
27	Capita Group plc	382
8	Carnival plc	403
19	Carphone Warehouse Group plc	112
13	Cattles plc	101
185	Centrica plc	1,427
8	Charter plc (a)	157
5	Close Brothers Group plc	105
56	Cobham plc	231
10	Collins Stewart plc (a)	49
99	Compass Group plc	714
7	Cookson Group plc	95
6	CSR plc (a)	95
14	Daily Mail & General Trust, Class A	234
11	Davis Service Group plc	134
10	De La Rue plc	144
144	Diageo plc	3,029
95	DSG International plc	304
28	Electrocomponents plc	173
12	Emap plc	185
43	EMI Group plc	201
27	Enterprise Inns plc	350
25	First Choice Holidays plc	142
22	Firstgroup plc	284
16	FKI plc	38
91	Friends Provident plc	342
44	Galiform plc (a)	144
22	George Wimpey plc	250
34	GKN plc	263
294	GlaxoSmithKline plc	8,478
6	Great Portland Estates plc	88
64	Group 4 Securicor plc	290
14	Hammerson plc	422
35	Hanson plc	593
65	Hays plc	221
188	HBOS plc	4,037
11	HMV Group plc	25
41	Home Retail Group	373
592	HSBC Holdings plc	10,916
19	ICAP plc	193
18	IMI plc	204

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
56	Imperial Chemical Industries plc	596
34	Imperial Tobacco Group plc	1,494
19	Inchcape plc	219
17	Intercontinental Hotels Group plc	415
73	International Power plc	641
9	Intertek Group plc	165
36	Invensys plc (a)	234
16	Investec plc	222
191	ITV plc	455
73	J Sainsbury plc	827
10	Johnson Matthey plc	318
18	Kelda Group plc	333
32	Kesa Electricals plc	215
114	Kingfisher plc	617
33	Ladbrokes plc	267
23	Land Securities Group plc	886
327	Legal & General Group plc	1,003
12	Liberty International plc	295
279	Lloyds TSB Group plc	3,223
70	LogicaCMG plc	254
4	LogicaCMG plc	13
8	London Stock Exchange Group plc	206
91	Man Group plc	1,021
88	Marks & Spencer Group plc	1,293
27	Meggitt plc	162
14	Michael Page International plc	163
28	Misys plc	141
19	Mitchells & Butlers plc	299
9	National Express Group plc	211
134	National Grid plc	2,104
12	Next plc	539
261	Old Mutual plc	927
42	Pearson plc	719
14	Persimmon plc	363
17	Premier Farnell plc	74
15	Provident Financial plc	229
124	Prudential plc	1,841
13	Punch Taverns plc	344
19	Rank Group plc	74
30	Reckitt Benckiser plc	1,644
61	Reed Elsevier plc	767
94	Rentokil Initial plc	324
33	Resolution plc	427
64	Reuters Group plc	612
29	Rexam plc	302
51	Rio Tinto plc	3,094
87	Rolls-Royce Group plc (a)	832
5,173	Rolls-Royce Group plc, Class B	10
149	Royal & Sun Alliance Insurance Group plc	491
158	Royal Bank of Scotland Group plc	6,059
45	SABMiller plc	1,058
65	Sage Group plc	343
6	Schroders plc	152
52	Scottish & Newcastle plc	644
43	Scottish & Southern Energy plc	1,281
26	Serco Group plc	253
11	Severn Trent plc	328
99	Signet Group plc	244
25	Slough Estates plc	388
50	Smith & Nephew plc	621
27	Smiths Group plc	589
7	SSL International plc	58
34	Stagecoach Group plc	126
103	Standard Life plc	665
2	Stolt-Nielsen S.A.	51
27	Tate & Lyle plc	331
28	Taylor Woodward plc	270
397	Tesco plc	3,647
42	Tomkins plc	221
6	Travis Perkins plc	236
15	Trinity Mirror plc	155
10	Tullett Prebon plc (a)	97
62	Unilever plc	1,942
11	United Business Media plc	180
56	United Utilities plc	828
2,630	Vodafone Group plc	7,483
11	Whitbread plc	403
16	William Hill plc	188
34	Wolseley plc	820
61	WPP Group plc	899
36	Yell Group plc	349
		144,098
	Total Common Stocks (Cost $861,315)	1,590,971
	iSHARES — 0.1%
	Germany — 0.0% (g)
27	MSCI Germany Index Fund	841

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   45

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		United States — 0.1%
11		MSCI Pacific ex-Japan Index Fund	1,522
		Total iShares (Cost $1,779)	2,363
		Preferred Stocks — 1.1%
		Brazil — 0.5%
39		Aracruz Celulose S.A.	213
62		Banco Bradesco S.A.	1,329
26		Banco Itau Holding Financeira S.A.	1,009
7,316		Brasil Telecom Participacoes S.A.	78
788		Cia de Bebidas das Americas	463
4,395		Cia Energetica de Minas Gerais S.A.	153
53		Cia Vale do Rio Doce, Class A	1,816
8		Gol Linhas Aereas Inteligentes S.A.	230
58		Petroleo Brasileiro S.A.	1,316
33		Tele Norte Leste Participacoe S.A.	549
45		Uniao De Bancos Brasileiros S.A.	180
42		Unibanco — Uniao de Bancos Brasileiros S.A.	410
17		Vivo Participacoes S.A.	80
13		Votorantim Celulosee e Papel S.A.	260
			8,086
		Germany — 0.5%
14		Henkel KGaA (c)	2,180
2		Porsche AG	2,712
16		ProSiebenSat.1 Media AG	568
7		RWE AG	661
23		Volkswagen AG	2,282
			8,403
		Italy — 0.1%
210		Unipol S.p.A.	779
		Singapore — 0.0% (g)
—	(h)	Oversea-Chinese Banking Corp., Class G (a)	—	(h)
		Total Preferred Stocks (Cost $7,350)	17,268
		Total Long-Term Investments (Cost $870,444)	1,610,602

NUMBER OF RIGHTS
Rights — 0.0% (g)
Brazil — 0.0% (g)
4	Cia de Bebidas das Americas, expiring 06/01/07	—	(h)
11	Rio Bond Right, expiring 12/31/09 (f)	—

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)

Japan — 0.0% (g)
24	Dowa Mining Co., Ltd., expiring 01/29/10	—
	Total Rights (Cost $—(h))	—	(h)

PRINCIPAL AMOUNT($)
Short-Term Investment — 0.1%
	U.S. Treasury Obligation — 0.1%
1,350	U.S. Treasury Bill, 0.00%, 08/09/07 (k) (n)
	Total Short-Term Investments (Cost $1,331)	1,332
Investments of Cash Collateral for Securities on Loan — 22.4%
	Certificates of Deposit — 6.0%
4,999	Bank of New York, FRN, 5.40%, 05/02/08	4,999
16,000	Barclays, New York, FRN, 5.33%, 06/06/07	16,000
6,997	Calyon, New York, FRN, 5.40%, 03/15/10	6,997
8,399	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	8,399
8,300	Deutsche Bank New York, FRN, 5.41%, 01/22/08	8,300
14,932	Monte de Pasche, London 5.30%, 05/21/07	14,932
14,000	Natexis Banques Populaires, New York, FRN, 5.34%, 08/07/07	14,000
10,000	Skandia, New York, FRN, 5.33%, 08/27/07	10,000
8,249	Societe Generale, New York, FRN, 5.31%, 06/20/07	8,249
5,000	Sun Trust Bank, Atlanta, FRN, 5.31%, 06/28/07	5,000
		96,876
	Commercial Paper — 0.9%
14,936	Bavaria TRR Corp., 5.32%, 05/01/07	14,936
	Repurchase Agreements — 13.4%
22,009	Banc of America Securities LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $22,012, collateralized by U.S. Government Agency Mortgages	22,009
75,000	Bear Stearns Cos., Inc., 5.31%, dated 04/30/07, due 05/01/07, repurchase price $75,011, collateralized by U.S. Government Agency Mortgages	75,000
50,000	Credit Suisse First Boston LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $50,007, collateralized by U.S. Government Agency Mortgages	50,000

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Repurchase Agreements — Continued
70,000	Lehman Brothers, Inc., 5.32%, dated 04/30/07, due 05/01/07, repurchase price $70,010, collateralized by U.S. Government Agency Mortgages	70,000
		217,009
	Time Deposits — 2.1%
12,000	Lehman Brothers Bankhaus, AG, 5.34%, 12/11/07	12,000
8,000	Sun Trust Bank, Atlanta, 5.33%, 07/30/07	8,000
15,000	Ulster Bank Ireland Limited, FRN, 5.34%, 10/18/07	15,000
		35,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $363,821)	363,821
	Total Investments — 121.8% (Cost $1,235,596)	1,975,755
	Liabilities in Excess of Other Assets — (21.8)%	(354,185)
	NET ASSETS — 100.0%	$1,621,570

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classification as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	17.4%
Oil, Gas & Consumable Fuels	6.4
Insurance	5.6
Diversified Telecommunication	5.1
Electric Utilities	4.6
Automobiles	3.9
Metals & Mining	3.9
Pharmaceuticals	3.8
Chemicals	3.7
Capital Markets	2.5
Industrial Conglomerates	2.2
Machinery	2.0
Food & Staples Retailing	1.9
Wireless Telecommunication Services	1.9
Diversified Financial Services	1.8
Media	1.8
Real Estate Management & Development	1.7
Food Products	1.6
Household Durables	1.6
Multi-Utilities	1.6
Beverages	1.3
Construction & Engineering	1.2
Construction Materials	1.1
Communications Equipment	1.1
Electrical Equipment	1.1
Real Estate Investment Trusts	1.0
Electronic Equipment & Instruments	1.0
Other (less than 1.0%)	17.2

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   47

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

Futures Contracts

(Amounts in thousands, except for number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 4/30/07	UNREALIZED APPRECIATION
	Long Futures Outstanding
75	Dow Jones EURO STOXX 50	June, 2007	$2,928	$367
14	FTSE 100 Index	June, 2007	870	69
17	Topix Index	June, 2007	281,291	64
				$500

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

JPMorgan International Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.1% (l)
		Common Stocks — 98.6%
		Australia — 3.0%
4		BHP Billiton Ltd.	102
		Belgium — 1.4%
1		InBev N.V.	48
		Brazil — 1.2%
—	(h)	Petroleo Brasileiro S.A. ADR	40
		China — 1.1%
12		China Life Insurance Co. Ltd., Class H	37
		France — 6.2%
1		Accor S.A.	64
—	(h)	Lafarge S.A.	55
—	(h)	Pernod-Ricard S.A.	53
10		Rhodia S.A. (a)	42
			214
		Germany — 6.2%
—	(h)	Linde AG	42
1		SAP AG	55
1		Siemens AG	89
1		Symrise AG (a)	26
			212
		Hong Kong — 4.3%
5		Esprit Holdings Ltd.	64
15		Hang Lung Properties Ltd.	45
19		Melco International Development.	37
			146
		Italy — 5.2%
9		Intesa Sanpaolo S.p.A. (a)	76
6		Piaggio & C S.p.A. (a)	31
7		UniCredito Italiano S.p.A.	72
			179
		Japan — 16.5%
—	(h)	Ardepro Co., Ltd.	27
1		Astellas Pharma, Inc.	39
1		Canon, Inc.	51
—	(h)	Fullcast Co., Ltd.	27
1		Honeys Co., Ltd.	32
—	(h)	Mitsubishi UFJ Financial Group, Inc.	42
1		Nidec Corp.	38
—	(h)	Orix Corp.	29
—	(h)	SMC Corp.	38
1		Sony Corp.	69
1		Sumco Corp.	35
3		Sumitomo Corp.	43
—	(h)	Sumitomo Mitsui Financial Group, Inc.	52
3		Tokyo Tatemono Co., Ltd.	42
			564
		Luxembourg — 1.3%
2		SES Global S.A. FDR	44
		Mexico — 2.4%
1		America Movil S.A. de C.V., Series L ADR	43
—	(h)	Fomento Economico Mexicano S.A. de C.V. ADR	38
			81
		Netherlands — 4.4%
2		ASML Holding N.V. (a)	50
2		Endemol N.V.	52
1		Royal Numico N.V.	49
			151
		Singapore — 0.8%
5		CapitaLand Ltd.	28
		Spain — 1.4%
2		Banco Bilbao Vizcaya Argentaria S.A.	49
		Sweden — 2.1%
19		Telefonaktiebolaget LM Ericsson, Class B	71
		Switzerland — 17.1%
3		ABB Ltd.	65
—	(h)	Adecco S.A.	34
1		EFG International	44
1		Kuehne & Nagel International AG	50
—	(h)	Nestle S.A.	40
2		Novartis AG	104
—	(h)	Panalpina Welttransport Holding AG	44
—	(h)	Phonak Holding AG	27
1		Roche Holding AG	112
1		UBS AG	66
			586
		United Kingdom — 24.0%
3		Barclays plc	41
4		BG Group plc	62
1		BHP Billiton plc	17
5		Burberry Group plc	63
2		Clipper Windpower plc (a)	42
4		GlaxoSmithKline plc	103
2		HSBC Holdings plc	37
4		ICAP plc	42
3		Intertek Group plc	49
6		Kingfisher plc	34

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   49

JPMorgan International Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		United Kingdom — Continued
4		Man Group plc	41
3		Smith & Nephew plc	43
7		Sports Direct International plc (a)	32
2		Standard Chartered plc	59
8		Tesco plc	72
1		Wolseley plc	33
4		WPP Group plc	53
			823
		Total Common Stocks (Cost $2,457)	3,375
		Preferred Stock — 1.5%
		Germany — 1.5%
—	(h)	Porsche AG (Cost $14)	52
		Total Investments — 100.1% (Cost $2,471)	3,427
		Liabilities in Excess of Other Assets — (0.1)%	(5)
		NET ASSETS — 100.0%	$3,422

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	12.5%
Pharmaceuticals	10.4
Capital Markets	5.6
Specialty Retail	4.7
Media	4.3
Real Estate Management & Development	4.1
Beverages	4.1
Industrial Conglomerates	3.7
Metals & Mining	3.5
Commercial Services & Supplies	3.2
Oil, Gas & Consumable Fuels	3.0
Food Products	2.6
Semiconductors & Semiconductor Equipment	2.5
Chemicals	2.5
Automobiles	2.4
Trading Companies & Distributors	2.2
Food & Staples Retailing	2.1
Communications Equipment	2.1
Health Care Equipment & Supplies	2.0
Household Durables	2.0
Electrical Equipment	1.9
Hotels, Restaurants & Leisure	1.9
Textiles, Apparel & Luxury Goods	1.8
Construction Materials	1.6
Software	1.6
Office Electronics	1.5
Marine	1.5
Air Freight & Logistics	1.3
Wireless Telecommunication Services	1.3
Independent Power Producers & Energy Traders	1.2
Machinery	1.1
Electronic Equipment & Instruments	1.1
Insurance	1.1
Other (less than 1.0%)	1.6

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.8% (l)
		Common Stocks — 94.8%
		Australia — 4.4%
112		BHP Billiton Ltd. (c)	2,737
162		Brambles Ltd. (a)	1,767
594		Macquarie Infrastructure Group (c)	1,861
87		Woolworths Ltd. (c)	2,038
			8,403
		Austria — 1.1%
33		OMV AG (c)	2,101
		Brazil — 0.9%
18		Unibanco Uniao de Bancos Brasileiros S.A. GDR	1,774
		Cyprus — 0.8%
128		Marfin Popular Bank Public Co., Ltd., Class B	1,476
		Finland — 0.8%
23		Wartsila OYJ, Class B (c)	1,561
		France — 11.5%
140		Alcatel-Lucent S.A.	1,849
56		AXA S.A. (c)	2,590
17		Compagnie Generale des Etablissements Michelin, Class B (c)	2,219
15		Renault S.A.	1,915
1		Schneider Electric S.A. (a)	157
28		Schneider Electric S.A. (c)	3,969
34		Suez S.A. (c)	1,933
67		Total S.A.	4,905
60		Vivendi S.A. (c)	2,456
			21,993
		Germany — 12.5%
15		Allianz SE (c)	3,357
51		Bayer AG (c)	3,516
10		Continental AG (c)	1,405
20		Deutsche Bank AG	3,113
19		E.ON AG (c)	2,804
45		Lanxess AG (a)	2,474
14		Merck KGaA	1,858
14		Muenchener Rueckversicherungs AG, Class R (c)	2,475
10		Rheinmetall AG	968
38		SAP AG (c)	1,824
			23,794
		Hong Kong — 1.4%
914		China Unicom Ltd.	1,329
418		Li & Fung Ltd.	1,299
			2,628
		Israel — 1.1%
286		Makhteshim-Agan Industries Ltd.	2,078
		Italy — 3.7%
16		Banca Italease S.p.A. (c)	934
57		Banco Popolare di Verona e Novara Scrl (c)	1,896
270		Intesa Sanpaolo S.p.A. (a)	2,264
199		UniCredito Italiano S.p.A. (c)	2,048
			7,142
		Japan — 18.5%
181		Amada Co., Ltd.	2,021
58		Chugai Pharmaceutical Co., Ltd.	1,474
30		Daito Trust Construction Co., Ltd.	1,374
214		Daiwa Securities Group, Inc.	2,384
22		Elpida Memory, Inc. (a) (c)	940
45		Hoya Corp.	1,392
—	(h)	Japan Retail Fund Investment Corp.	1,228
—	(h)	Japan Tobacco, Inc.	1,924
130		Kawasaki Kisen Kaisha Ltd.	1,412
120		Kirin Brewery Co., Ltd.	1,814
206		Kubota Corp.	1,947
199		Nippon Sheet Glass Co., Ltd.	1,050
178		Nishi-Nippon City Bank Ltd. (The)	765
—	(h)	Sumitomo Mitsui Financial Group, Inc.	2,874
77		Taiyo Yuden Co., Ltd. (c)	1,692
16		TDK Corp.	1,414
34		Terumo Corp.	1,386
43		Toyota Motor Corp.	2,587
—	(h)	West Japan Railway Co.	1,557
13		Yamada Denki Co., Ltd.	1,181
110		Yokogawa Electric Corp.	1,619
118		Zeon Corp.	1,215
			35,250
		Netherlands — 8.5%
60		ABN AMRO Holdings N.V. (c)	2,934
54		ASML Holding N.V. (a)	1,473
279		Hagemeyer N.V. (c)	1,318
84		ING Groep N.V. CVA (c)	3,835
20		Mittal Steel Co. N.V. (c)	1,084
105		Royal KPN N.V. (c)	1,776
56		TNT N.V. (c)	2,511
30		USG People N.V. (c)	1,380
			16,311
		Norway — 1.5%
176		Orkla ASA (c)	2,810
		Singapore — 0.8%
578		CapitaMall Trust	1,506
1		Singapore Telecommunications Ltd.	1
			1,507
		South Korea — 1.6%
30		Hana Financial Group, Inc.	1,586
75		LG. Philips LCD Co., Ltd. ADR (a)	1,509
			3,095

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   51

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Spain — 1.7%
144	Telefonica S.A. (c)	3,236
	Sweden — 1.1%
90	Skanska AB, Class B (c)	2,077
	Switzerland — 2.8%
21	Credit Suisse Group	1,654
19	Roche Holding AG	3,630
		5,284
	Taiwan — 1.2%
4	Hon Hai Precision Industry Co., Ltd. GDR	48
76	Hon Hai Precision Industry Co., Ltd. GDR	1,009
116	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,217
		2,274
	Thailand — 0.6%
197	PTT pcl	1,209
	United Kingdom — 18.3%
222	Barclays plc	3,209
200	BG Group plc	2,881
301	HSBC Holdings plc	5,545
78	InterContinental Hotels Group plc	1,886
204	International Power plc	1,787
344	LogicaCMG plc	1,255
119	National Grid plc	1,871
224	Premier Foods plc	1,364
85	Royal Bank of Scotland Group plc	3,257
361	Tesco plc	3,324
78	Vedanta Resources plc	2,117
1,305	Vodafone Group plc	3,712
109	Wolseley plc	2,622
		34,830
	Total Long-Term Investments (Cost $141,054)	180,833
Short-Term Investments — 3.5%
	Investment Company — 3.4%
6,613	JPMorgan Prime Money Market Fund (b) (Cost $6,613)	6,613

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
150	U.S. Treasury Bill 5.06%, 08/09/07 (k) (n) (Cost $148)	148
	Total Short-Term Investments (Cost $6,761)	6,761

SHARES	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 22.9%
	Certificates of Deposit — 1.4%
550	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	550
1,500	Natexis Banques Populaires, New York, FRN, 5.34%, 08/07/07	1,500
550	Societe Generale, New York FRN, 5.31%, 06/20/07	550
		2,600
	Repurchase Agreements — 21.0%
6,166	Banc of America Securities LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $6,167, collateralized by U.S. Government Agency Mortgages	6,166
8,500	Bear Stearns Cos., Inc., 5.31%, dated 04/30/07, due 05/01/07, repurchase price $8,501, collateralized by U.S. Government Agency Mortgages	8,500
8,500	Credit Suisse First Boston LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $8,501, collateralized by U.S. Government Agency Mortgages	8,500
8,500	HSBC Securities, Inc., 5.22%, dated 04/30/07, due 05/01/07, repurchase price $8,501, collateralized by U.S. Government Agency Mortgages	8,500
8,500	Lehman Brothers, Inc., 5.32%, dated 04/30/07, due 05/01/07, repurchase price $8,501, collateralized by U.S. Government Agency Mortgages	8,500
		40,166
	Time Deposit — 0.5%
1,000	Northern Rock plc, 5.32%, 05/15/07	1,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $43,766)	43,766
	Total Investments — 121.2% (Cost $191,581)	231,360
	Liabilities in Excess of Other Assets — (21.2)%	(40,497)
	NET ASSETS — 100.0%	$190,863

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

Summary of Investments by Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	15.8%
Oil, Gas & Consumable Fuels	5.9
Chemicals	4.9
Electronic Equipment & Instruments	4.6
Insurance	4.5
Capital Markets	3.8
Pharmaceuticals	3.7
Metals & Mining	3.2
Machinery	2.9
Food & Staples Retailing	2.9
Wireless Telecommunication Services	2.7
Diversified Telecommunication Services	2.7
Diversified Financial Services	2.5
Automobiles	2.4
Electrical Equipment	2.2
Trading Companies & Distributions	2.1
Multi-Utilities	2.0
Industrial Conglomerates	2.0
Semiconductors & Semiconductor Equipment	1.9
Auto Components	1.9
Commercial Services & Supplies	1.7
Electric Utilities	1.5
Real Estate Investment Trusts	1.5
Air Freight & Logistics	1.3
Media	1.3
Construction & Engineering	1.1
Tobacco	1.0
Hotels Restaurants & Leisure	1.0
Transportation Infrastructure	1.0
Communications Equipment	1.0
Software	1.0
Beverages	1.0
Other (less than 1.0%)	7.4
Short-Term Investments	3.6

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   53

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 4/30/07	UNREALIZED APPRECIATION
	Long Futures Outstanding
19	Dow Jones EURO STOXX 50	June, 2007	$1,126	$84
7	FTSE 100 Index	June, 2007	905	30
6	Topix Index	June, 2007	854	23
				$137

Forward Foreign Currency Exchange Contracts

(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 4/30/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,942,948	AUD	5/10/07	$3,821	$4,104	$283
11,475,677	CHF	5/10/07	9,321	9,509	188
3,071,064	EUR	5/10/07	4,130	4,192	62
5,440,847	GBP	5/10/07	10,700	10,880	180
18,609,057	HKD	5/10/07	2,388	2,380	(8)
529,901,185	JPY	5/10/07	4,542	4,440	(102)
17,459,456	SEK	5/10/07	2,489	2,607	118
480,547	SGD	5/10/07	315	317	2
			$37,706	$38,429	$723

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 4/30/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,180,446	AUD	5/10/07	$1,731	$1,811	$(80)
1,931,847	CHF	5/10/07	1,597	1,601	(4)
13,973,204	EUR	5/10/07	18,436	19,075	(639)
3,262,293	GBP	5/10/07	6,395	6,523	(128)
6,693,629	HKD	5/10/07	860	856	4
138,914,169	JPY	5/10/07	1,170	1,164	6
7,460,234	NOK	5/10/07	1,195	1,254	(59)
			$31,384	$32,284	$(900)

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 85.6% (l)
		Common Stocks — 85.6%
		Australia — 11.2%
250		Commonwealth Property Office Fund, Unit	299
235		ING Office Fund	323
28		Stockland	198
258		Valad Property Group	482
36		Westfield Group	625
			1,927
		Canada — 5.1%
17		H&R Real Estate Investment	375
21		Huntingdon Real Estate Investment Trust, Unit	45
29		Westfield Real Estate Investment Trust	458
			878
		France — 4.4%
3		Unibail	754
		Germany — 4.7%
9		Colonia Real Estate AG (a)	407
5		DIC Asset AG	205
4		GWB Immobilien AG (a)	86
2		IVG Immobilien AG	112
			810
		Hong Kong — 1.5%
47		Hang Lung Properties Ltd.	139
51		New World Development Ltd.	120
			259
		Ireland — 0.8%
23		Greencore Group plc	144
		Japan — 28.9%
45		Daibiru Corp.	669
—	(h)	Global One Real Estate Investment Corp.	93
—	(h)	Japan Real Estate Investment Corp.	268
—	(h)	Kenedix Realty Investment Corp.	128
37		Mitsubishi Estate Co., Ltd.	1,147
18		Mitsui Fudosan Co., Ltd.	525
—	(h)	Nippon Building Fund, Inc.	453
5		Nomura Real Estate Holdings, Inc.	169
—	(h)	Pacific Management Corp.	156
18		Sumitomo Realty & Development Co., Ltd.	664
50		Tokyu Land Corp.	567
—	(h)	Top REIT, Inc.	119
2		Urban Corp.	21
			4,979
		Netherlands — 2.6%
8		Eurocommercial Properties N.V. CVA	445
		Singapore — 9.0%
93		Ascendas REIT	158
245		Ascott Group Ltd. (The) (a)	280
132		CapitaLand Ltd.	730
17		City Developments Ltd.	178
7		Keppel Land Ltd.	40
118		Suntec Real Estate Investment Trust	158
			1,544
		South Africa — 4.3%
332		Growthpoint Properties Ltd., Unit	745
		United Kingdom — 13.1%
14		British Land Co. plc	399
25		Brixton plc	236
20		Enterprise Inns plc	253
12		Greene King plc	252
3		InterContinental Hotels Group plc	72
13		Land Securities Group plc	504
10		Mitchells & Butlers plc	154
26		Slough Estates plc	398
			2,268
		Total Long-Term Investments (Cost $14,172)	14,753

NUMBER OF RIGHTS
Rights — 0.1%
	Germany — 0.1%
8	Colonia Real Estate AG (a) (Cost $—(h))	24
	Total Investments — 85.7% (Cost $14,172)	14,777
	Other Assets in Excess of Liabilities — 14.3%	2,466
	NET ASSETS — 100.0%	$17,243

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   55

JPMorgan International Realty Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Real Estate Management & Development	47.1%
Diversified	22.0
Office	9.7
Multifamily	9.6
Hotels	5.9
Shopping Centers	3.1
Industrials	2.6

Forward Foreign Currency Exchange Contracts

(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 4/30/07		NET UNREALIZED APPRECIATION (DEPRECIATION)
2,042,339	AUD	6/18/07	$1,638		$1,694		$56
334,202	CAD	6/18/07	288		302		14
21,590	CHF	6/18/07	18		18		— (h)
55,384	CHF for
57,239	AUD	6/18/07	47	#	46	#	(1)
761,733	EUR	6/18/07	1,028		1,041		13
161,353	EUR for
25,633,716	JPY	6/18/07	216	#	221	#	5
42,257	EUR for
420,217	ZAR	6/18/07	59	#	58	#	(1)
581,601	GBP	6/18/07	1,154		1,163		9
23,735	GBP for
344,292	ZAR	6/18/07	49	#	47	#	(2)
10,614,274	HKD	6/18/07	1,361		1,359		(2)
440,452	HKD for
85,347	SGD	6/18/07	56	#	56	#	— (h)
227,044,507	JPY	6/18/07	1,941		1,912		(29)
8,401,361	JPY for
35,557	GBP	6/18/07	71	#	71	#	— (h)
1,575,391	SEK	6/18/07	226		236		10
122,784	SGD	6/18/07	82		81		(1)
			$8,234		$8,305		$71

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 4/30/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,095,156	AUD	6/18/07	$884	$908	$(24)
656,083	CAD	6/18/07	563	592	(29)
563,036	EUR	6/18/07	756	770	(14)
517,970	GBP	6/18/07	1,019	1,036	(17)
685,352	HKD	6/18/07	88	88	— (h)
288,507,841	JPY	6/18/07	2,460	2,430	30
1,548,854	SGD	6/18/07	1,023	1,023	— (h)
3,240,686	ZAR	6/18/07	443	457	(14)
			$7,236	$7,304	$(68)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/07 of the currency being sold, and the value at 04/30/07 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   57

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.6% (l)
	Common Stocks — 95.6%
	Australia — 2.3%
1,374	Macquarie Infrastructure Group (c)	4,305
411	Woolworths Ltd.	9,634
		13,939
	Austria — 1.4%
135	OMV AG (c)	8,535
	Brazil — 2.2%
133	Cia Energetica de Minas Gerais S.A. ADR	6,876
63	Unibanco — Uniao de Bancos Brasileiros S.A. GDR	6,083
		12,959
	Canada — 0.7%
458	Domtar, Inc. (a) (c)	4,461
	France — 13.2%
395	Alcatel-Lucent	5,215
277	AXA S.A. (c)	12,728
83	Cie de Saint-Gobain	8,820
61	Compagnie Generale des Etablissements Michelin, Class B (c)	7,716
64	Renault S.A.	8,372
3	Schneider Electric S.A. (a)	474
73	Schneider Electric S.A. (c)	10,270
220	Total S.A. (c)	16,231
214	Vivendi (c)	8,812
		78,638
	Germany — 11.9%
50	Allianz SE (c)	11,379
149	Bayer AG (c)	10,267
56	Continental AG (c)	7,825
82	E.ON AG (c)	12,382
152	Lanxess AG (a)	8,324
52	Merck KGaA	6,911
44	Muenchener Rueckversicherungs AG, Class R (c)	7,875
62	Rheinmetall AG (c)	6,142
		71,105
	Greece — 2.2%
101	National Bank of Greece S.A.	5,676
322	Sidenor Steel Production & Manufacturing Co. S.A.	7,248
		12,924
	Hong Kong — 0.4%
1,828	China Unicom Ltd.	2,658
	Israel — 1.3%
1,105	Makhteshim-Agan Industries Ltd.	8,028
	Italy — 5.8%
68	Banca Italease S.p.A. (c)	4,103
431	ENI S.p.A.	14,302
1,001	Intesa Sanpaolo S.p.A. (a)	8,390
753	UniCredito Italiano S.p.A.	7,737
		34,532
	Japan — 18.8%
647	Amada Co., Ltd.	7,225
192	Daikin Industries Ltd.	6,485
121	Daito Trust Construction Co., Ltd.	5,544
877	Daiwa Securities Group, Inc.	9,768
2	Japan Tobacco, Inc.	7,859
504	Kirin Brewery Co., Ltd.	7,618
285	Mitsui & Co., Ltd.	5,125
811	Nippon Sheet Glass Co., Ltd.	4,281
1,378	Nishi-Nippon City Bank Ltd. (The) (c)	5,923
1	Sumitomo Mitsui Financial Group, Inc. (c)	6,735
56	TDK Corp.	4,804
236	Tokyo Electric Power Co., Inc. (The)	7,844
251	Toyota Motor Corp.	15,252
1,435	Ube Industries Ltd. (c)	4,551
2	West Japan Railway Co. (c)	8,566
321	Yokogawa Electric Corp.	4,731
		112,311
	Netherlands — 10.1%
270	ABN AMRO Holdings N.V. (c)	13,120
490	Aegon N.V. (c)	10,115
171	ASML Holding N.V. (a)	4,636
140	ING Groep N.V. CVA (c)	6,363
121	Mittal Steel Co. N.V.	6,444
711	Royal KPN N.V.	12,067
163	TNT N.V. (c)	7,351
		60,096
	Norway — 1.5%
562	Orkla ASA (c)	8,960
	South Korea — 0.8%
92	Hana Financial Group, Inc.	4,782
	Spain — 0.9%
235	Telefonica S.A. (c)	5,281
	Sweden — 1.3%
335	Skanska AB, Class B (c)	7,756

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Switzerland — 1.9%
147	Credit Suisse Group (c)	11,531
	Taiwan — 1.3%
712	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	7,500
	Thailand — 1.0%
936	PTT pcl	5,759
	United Kingdom — 16.6%
1,014	Barclays plc	14,642
217	British American Tobacco plc	6,720
408	HBOS plc	8,745
1,152	HSBC Holdings plc	21,256
337	National Grid plc	5,285
332	Royal Bank of Scotland Group plc	12,717
239	Scottish & Southern Energy plc	7,144
171	TI Automotive Ltd., Class A (a) (f) (i)	—	(h)
252	Vedanta Resources plc	6,867
5,484	Vodafone Group plc	15,602
		98,978
	Total Long-Term Investments (Cost $493,664)	570,733
Short-Term Investments — 2.1%
	Investment Company — 1.9%
11,524	JPMorgan Prime Money Market Fund (b) (Cost $11,524)	11,524

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.2%
1,000	U.S. Treasury Bill,	987
	5.08%, 08/09/07 (k) (n) (Cost $985)
	Total Short-Term Investments (Cost $12,509)	12,511
Investments of Cash Collateral for Securities on Loan — 23.5%
	Certificates of Deposit — 1.0%
2,000	Barclays, New York, FRN, 5.33%, 06/06/07	2,000
500	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	500
400	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	400
3,000	Natexis Banques Populaires, New York, FRN, 5.34%, 08/07/07	3,000
400	Societe Generale, New York, FRN, 5.31%, 06/20/07	400
		6,300
	Commercial Paper — 0.7%
3,983	Bavaria TRR Corp., 5.32%, 05/01/07	3,983
	Repurchase Agreements — 21.4%
16,813	Banc of America Securities LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $16,815, collateralized by U.S. Government Agency Mortgages	16,813
29,000	Bear Stearns Cos., Inc., 5.31%, dated 04/30/07, due 05/01/07, repurchase price $29,004, collateralized by U.S. Government Agency Mortgages	29,000
29,000	Credit Suisse First Boston LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $29,004, collateralized by U.S. Government Agency Mortgages	29,000
24,000	HSBC Securities, Inc., 5.22%, dated 04/30/07, due 05/01/07, repurchase price $24,003, collateralized by U.S. Government Agency Mortgages	24,000
29,000	Lehman Brothers, Inc., 5.32%, dated 04/30/07, due 05/01/07, repurchase price $29,004, collateralized by U.S. Government Agency Mortgages	29,000
		127,813
	Time Deposit — 0.4%
2,500	Northern Rock plc, 5.32%, 05/15/07	2,500
	Total Investments of Cash Collateral for Securities on Loan (Cost $140,596)	140,596
	Total Investments — 121.2% (Cost $646,769)	723,840
	Liabilities in Excess of Other Assets — (21.2)%	(126,617)
	NET ASSETS — 100.0%	$597,223

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   59

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	19.9%
Oil, Gas & Consumable Fuels	7.7
Insurance	7.2
Electric Utilities	5.9
Chemicals	5.3
Automobiles	4.0
Capital Markets	3.6
Metals & Mining	3.5
Building Products	3.3
Wireless Telecommunication Services	3.1
Diversified Telecommunication Services	3.0
Auto Components	2.7
Industrial Conglomerates	2.6
Tobacco	2.5
Semiconductors & Semiconductor Equipment	2.1
Electrical Equipment	1.8
Diversified Financial Services	1.8
Food & Staples Retailing	1.7
Electronic Equipment & Instruments	1.6
Media	1.5
Road & Rail	1.5
Beverages	1.3
Construction & Engineering	1.3
Air Freight & Logistics	1.3
Machinery	1.2
Pharmaceuticals	1.2
Household Durables	1.0
Other (less than 1.0%)	4.2
Short-Term Investments	2.2

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 4/30/07	UNREALIZED APPRECIATION
	Long Futures Outstanding
109	Dow Jones EURO STOXX 50	June, 2007	$6,457	$44
45	FTSE 100 Index	June, 2007	5,820	35
				$79

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

Forward Foreign Currency Exchange Contracts

(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 4/30/07		NET UNREALIZED APPRECIATION (DEPRECIATION)
24,250,700	AUD	5/29/07	$19,174		$20,126		$952
1,176,126	CAD	5/29/07	1,007		1,061		54
36,849,277	CHF	5/29/07	29,984		30,586		602
14,114,276	DKK	5/29/07	2,486		2,588		102
21,076,711	EUR	5/29/07	28,310		28,795		485
2,778,087	EUR for
4,299,228	CAD	5/29/07	3,877	#	3,795	#	(82)
15,931,402	GBP	5/29/07	31,199		31,854		655
82,801,165	HKD	5/29/07	10,619		10,595		(24)
2,963,103,167	JPY	5/29/07	25,099		24,894		(205)
63,809,119	SEK	5/29/07	9,132		9,538		406
8,564,654	SGD	5/29/07	5,618		5,649		31
			$166,505		$169,481		$2,976

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 4/30/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
884,298	CAD	5/29/07	$758	$797	$(39)
77,347,476	EUR	5/29/07	102,592	105,671	(3,079)
8,027,325	GBP	5/29/07	15,828	16,050	(222)
9,540,000	ILS	5/29/07	2,286	2,371	(85)
2,713,330,139	JPY	5/29/07	23,148	22,796	352
24,479,922	NOK	5/29/07	3,984	4,118	(134)
			$148,596	$151,803	$(3,207)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/07 of the currency being sold, and the value at 04/30/07 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   61

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 93.6% (l)
	Common Stocks — 92.8%
	Belgium — 1.7%
220	Fortis (c)	9,894
25	Umicore (c)	5,005
		14,899
	Denmark — 0.5%
34	Codan A/S (c)	3,271
38	Sjaelso Gruppen (c)	1,437
		4,708
	Finland — 3.8%
189	Konecranes OYJ	6,779
121	Metso OYJ (c)	6,591
539	Nokia OYJ (a) (c)	13,604
194	Outokumpu OYJ	6,444
		33,418
	France — 11.9%
45	Aeroports de Paris (a)	4,430
93	Air France-KLM	4,751
41	Alstom (a)	6,143
43	Assurances Generales de France (c)	7,490
265	AXA S.A. (c)	12,187
36	Cap Gemini S.A. (c)	2,746
15	Ciments Francais S.A.	3,494
51	Compagnie Generale des Etablissements Michelin, Class B	6,453
95	Icade (c)	7,247
55	Lafarge S.A.	8,970
46	Nexity	4,003
153	Rexel S.A. (a)	3,298
2,018	Rhodia S.A. (a) (c)	8,238
83	Schneider Electric S.A. (a)	11,346
112	SCOR (c)	3,286
15	Societe Generale	3,219
47	Suez S.A. (c)	2,677
27	Vinci S.A. (c)	4,423
		104,401
	Germany — 11.4%
287	Air Berlin plc (a) (c)	7,527
66	Allianz SE (c)	14,985
107	Bayer AG (c)	7,329
151	Commerzbank AG (c)	7,547
65	DaimlerChrysler AG	5,258
69	Deutsche Bank AG	10,545
33	Merck KGaA	4,403
133	MTU Aero Engines Holding AG	7,730
29	Muenchener Rueckversicherungs AG, Class R (c)	5,189
180	Siemens AG	21,692
28	Volkswagen AG	4,182
36	Vossloh AG	3,769
		100,156
	Greece — 2.3%
227	Hellenic Petroleum S.A.	3,433
162	National Bank of Greece S.A.	9,057
207	Piraeus Bank S.A.	7,495
		19,985
	Ireland — 2.5%
553	AER Lingus (a)	2,329
483	C&C Group plc	8,090
276	Irish Life & Permanent plc	7,314
160	Smurfit Kappa Group plc (a)	4,399
		22,132
	Italy — 8.6%
1,167	AEM S.p.A. (c)	4,563
80	Biesse S.p.A (c)	2,395
557	Cementir S.p.A.	8,209
1,671	Enel S.p.A. (c)	18,995
366	ENI S.p.A.	12,143
158	Fiat S.p.A. (a) (c)	4,641
762	Intesa Sanpaolo S.p.A. (a) (c)	6,385
491	Risanamento S.p.A.	4,927
1,328	UniCredito Italiano S.p.A.	13,646
		75,904
	Netherlands — 6.1%
193	Arcelor Mittal	10,294
467	Royal Dutch Shell plc, Class B	16,444
90	Smit Internationale N.V.	6,758
219	Unilever N.V. CVA (c)	6,689
46	USG People N.V.	2,072
194	Vedior N.V. CVA (c)	5,146
281	Wavin N.V. (c)	6,379
		53,782
	Norway — 5.6%
318	Aker Yards AS (c)	5,702
631	DNB NOR ASA (c)	9,001
515	Orkla ASA (c)	8,217
4,464	Marine Harvest (a) (c)	4,767
440	Petroleum Geo-Services ASA (a) (c)	12,023

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Norway — Continued
131	Telenor ASA (c)	2,429
289	TGS Nopec Geophysical Co. ASA (a) (c)	6,621
		48,760
	Spain — 4.2%
201	Banco Popular Espanol S.A. (c)	3,978
849	Banco Santander Central Hispano S.A.	15,289
87	Gamesa Corp. Tecnologica S.A.	2,989
664	Telefonica S.A. (c)	14,924
		37,180
	Sweden — 2.4%
361	Boliden AB, Class B (c)	8,961
144	JM AB	4,948
94	OMX AB	2,247
165	Saab AB, Class B (c)	4,834
		20,990
	Switzerland — 8.9%
344	ABB Ltd.	6,879
66	Baloise Holding AG	7,145
6	Banque Cantonale Vaudoise	3,044
4	Barry Callebaut AG (a)	3,313
10	Georg Fischer AG (a)	7,681
17	Helvetia Holding AG	7,057
20	Nestle S.A. (c)	7,801
60	Roche Holding AG	11,369
9	Swiss Life Holding	2,244
27	Swiss Reinsurance, Class R (c)	2,492
175	Xstrata plc	9,107
35	Zurich Financial Services AG	10,189
		78,321
	Turkey — 1.0%
292	TAV Havalimanlari Holding AS (a)	2,478
644	Turkiye Garanti Bankasi AS	3,116
513	Turkiye Vakiflar Bankasi Tao (a)	1,338
537	Turkiye Vakiflar Bankasi Tao, Class D	1,495
		8,427
	United Kingdom — 21.9%
614	Amlin plc	3,779
119	Anglo American plc	6,260
575	Aviva plc	9,025
942	Babcock International Group	8,265
606	Barclays plc	8,746
163	Barratt Developments plc	3,501
115	BHP Billiton plc	2,568
312	Bovis Homes Group plc	7,001
121	British Polythene Industries	1,123
28	Cairn Energy plc (a)	949
391	Centrica plc	3,010
1,527	Charlemagne Capital Ltd.	2,317
446	Charter plc (a)	9,120
199	Dairy Crest Group plc	2,654
183	De La Rue plc	2,595
1,196	Elementis plc	2,057
762	GKN plc	5,829
449	GlaxoSmithKline plc	12,961
936	HSBC Holdings plc	17,278
288	Imperial Chemical Industries plc	3,050
1,403	International Power plc	12,266
2,685	Legal & General Group plc	8,234
1,019	Lloyds TSB Group plc	11,765
165	National Express Group plc	4,005
264	National Grid plc	4,144
58	Next plc	2,710
88	Premier Oil plc (a)	2,104
663	Prudential plc	9,850
74	Severfield-Rowen plc	3,075
220	SIG plc	5,591
2,074	Stagecoach Group plc	7,657
5	TI Automotive Ltd., Class A (a) (f) (i)	—	(h)
3,044	Vodafone Group plc	8,660
		192,149
	Total Common Stocks (Cost $672,438)	815,212
	Preferred Stock — 0.8%
	Germany — 0.8%
4	Porsche AG (Cost $6,268)	6,797

NUMBER OF RIGHTS
Right — 0.0% (g)
	Sweden — 0.0% (g)
144	JM AB, expiring 06/04/07 (a) (Cost $—(h))	53
	Total Long-Term Investments (Cost $678,706)	822,062

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   63

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT ($)	SECURITY DESCRIPTION	VALUE ($)
Investments of Cash Collateral for Securities on Loan — 20.2%
	Certificates of Deposit — 1.5%
700	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	700
6,900	Natexis Banques Populaires, New York, FRN, 5.34%, 08/07/07	6,900
700	Societe Generale, New York, FRN, 5.31%, 06/20/07	700
5,000	Toronto Dominion, New York, FRN, 5.32%, 05/29/07	5,000
		13,300
	Commercial Paper — 0.7%
5,974	Bavaria TRR Corp., 5.32%, 05/01/07	5,974
	Repurchase Agreements — 16.9%
18,593	Banc of America Securities LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $18,596, collateralized by U.S. Government Agency Mortgages	18,593
35,000	Bear Stearns Cos., Inc., 5.31%, dated 04/30/07, due 05/01/07, repurchase price $35,005, collateralized by U.S. Government Agency Mortgages	35,000
35,000	Credit Suisse First Boston LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $35,005, collateralized by U.S. Government Agency Mortgages	35,000
35,000	Lehman Brothers, Inc., 5.32%, dated 04/30/07, due 05/01/07, repurchase price $35,005, collateralized by U.S. Government Agency Mortgages	35,000
25,000	UBS Securities LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $25,004, collateralized by U.S. Government Agency Mortgages	25,000
		148,593
	Time Deposits — 1.1%
5,000	HSBC, Toronto, 5.35%, 08/23/07	5,000
4,500	Sun Trust Bank, Atlanta, FRN, 5.33%, 07/30/07	4,500
		9,500
	Investments of Cash Collateral for Securities on Loan (Cost $177,367)	177,367
	Total Investments — 113.8% (Cost $856,073)	999,429
	Liabilities in Excess of Other Assets — (13.8)%	(120,874)
	NET ASSETS — 100.0%	$878,555

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

Summary of Investments by Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	14.9%
Insurance	13.8
Metals & Mining	5.3
Machinery	5.1
Oil, Gas & Consumable Fuels	4.3
Industrial Conglomerates	3.6
Pharmaceuticals	3.5
Electrical Equipment	3.3
Chemicals	3.1
Food Products	3.1
Construction Materials	2.5
Household Durables	2.5
Automobiles	2.5
Electric Utilities	2.3
Energy Equipment & Services	2.3
Commercial Services & Supplies	2.2
Diversified Telecommunication Services	2.1
Multi-Utilities	1.8
Airlines	1.8
Construction & Engineering	1.7
Transportation Infrastructure	1.7
Communications Equipment	1.6
Capital Markets	1.6
Aerospace & Defense	1.5
Auto Components	1.5
Independent Power Producers	1.5
Real Estate Management & Development	1.5
Diversified Financial Services	1.5
Road & Rail	1.4
Trading Companies & Distribution	1.1
Wireless Telecommunication Services	1.1
Beverages	1.0
Other (less than 1%)	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   65

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

Futures Contracts

(Amounts in thousands, except for number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 4/30/07	UNREALIZED APPRECIATION
	Long Futures Outstanding
353	Dow Jones EURO STOXX 50	June, 2007	$20,912	$1,200
77	FTSE 100 Index	June, 2007	9,958	220
				$1,420

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.4% (l)
	Common Stocks — 96.7%
	Australia — 3.1%
206	Aquarius Platinum Ltd.	6,122
1,128	AXA Asia Pacific Holdings Ltd.	6,873
286	Babcock & Brown Ltd.	6,990
740	BHP Billiton Ltd.	18,070
167	Commonwealth Bank of Australia	7,281
249	QBE Insurance Group Ltd.	6,321
		51,657
	Austria — 0.7%
97	OMV AG	6,115
91	Voestalpine AG	6,087
		12,202
	Belgium — 0.8%
152	Fortis	6,834
89	InBev N.V.	6,902
		13,736
	Brazil — 0.9%
183	Cia Vale do Rio Doce ADR	7,451
75	Petroleo Brasileiro S.A. ADR	6,667
		14,118
	China — 0.4%
7,764	China Petroleum & Chemical Corp., Class H	6,770
	Denmark — 1.5%
56	Carlsberg A/S, Class B	6,271
143	Danske Bank A/S	6,694
80	D/S Torm A/S	5,604
117	Sydbank A/S	6,559
		25,128
	Finland — 2.9%
164	Elisa OYJ	4,781
117	Kesko OYJ	8,113
125	Metso OYJ	6,847
563	Nokia OYJ (a)	14,199
211	Sampo OYJ, Class A	6,582
113	Wartsila OYJ, Class B	7,579
		48,101
	France — 8.5%
108	Air France-KLM	5,490
170	AXA S.A.	7,790
97	BNP Paribas	11,248
85	Cap Gemini S.A.	6,420
68	Cie de Saint-Gobain	7,264
16	Compagnie Generale des Etablissements Michelin, Class B	2,071
74	Electricite de France	6,463
38	Groupe Danone	6,171
43	Lafarge S.A.	6,980
53	Nexans S.A.	7,773
60	Renault S.A.	7,775
114	Sanofi-Aventis	10,404
52	Schneider Electric S.A.	7,331
39	Societe Generale	8,274
134	Suez S.A.	7,651
257	Total S.A.	18,914
22	Unibail	6,001
157	Vivendi	6,457
		140,477
	Germany — 6.8%
53	Allianz SE	11,979
54	BASF AG	6,415
122	Commerzbank AG	6,065
59	Deutsche Bank AG	9,103
197	Deutsche Lufthansa AG	5,883
70	E.ON AG	10,579
50	Henkel KGaA	7,010
58	Linde AG	6,461
57	MAN AG	7,614
52	Merck KGaA	6,877
36	Muenchener Rueckversicherungs AG, Class R	6,324
36	Salzgitter AG	5,926
86	Siemens AG	10,354
115	ThyssenKrupp AG	6,138
39	Volkswagen AG	5,944
		112,672
	Greece — 0.6%
108	Babis Vovos International Construction S.A.	4,055
181	Piraeus Bank S.A.	6,542
		10,597
	Hong Kong — 2.2%
674	China Mobile Ltd.	6,071
3,980	China Resources Power Holdings Co.	7,041
1,928	Hang Lung Properties Ltd.	5,711
923	Henderson Land Development Co., Ltd.	5,516
534	Swire Pacific Ltd., Class A	6,098
1,337	Wharf Holdings Ltd.	4,921
		35,358

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   67

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	India — 1.0%
89	ICICI Bank Ltd. ADR	3,627
112	Infosys Technologies Ltd. ADR	5,879
96	Reliance Industries Ltd. GDR (e)	7,246
2	Reliance Industries Ltd. GDR (e)	134
		16,886
	Ireland — 0.7%
206	Allied Irish Banks plc	6,253
275	Bank of Ireland	5,910
		12,163
	Italy — 3.8%
1,500	AEM S.p.A.	5,864
339	Banca Popolare di Milano SCRL	5,694
613	Enel S.p.A.	6,965
188	ENI S.p.A.	6,234
265	Fiat S.p.A. (a)	7,790
173	Fondiaria-Sai S.p.A. RNC	7,077
932	Intesa Sanpaolo S.p.A. (a)	7,810
2,774	Telecom Italia S.p.A. RNC	6,776
875	UniCredito Italiano S.p.A.	8,988
		63,198
	Japan — 20.4%
357	Brother Industries Ltd.	4,851
115	Canon, Inc.	6,458
196	Daiichi Sankyo Co., Ltd.	5,850
227	Futaba Industrial Co., Ltd.	5,487
155	Hisamitsu Pharmaceutical Co., Inc.	4,623
176	Honda Motor Co., Ltd.	6,052
626	Itochu Corp.	6,163
1	Japan Tobacco, Inc.	6,462
122	JFE Holdings, Inc.	6,690
149	Joint Corp.	4,907
694	Joyo Bank Ltd. (The)	4,255
662	Kawasaki Kisen Kaisha Ltd.	7,190
1	KDDI Corp.	6,499
288	Komatsu Ltd.	6,808
60	Kyocera Corp.	5,822
225	Kyushu Electric Power Co., Inc.	6,341
119	Makita Corp.	4,509
261	Mitsubishi Corp.	5,559
609	Mitsubishi Electric Corp.	5,903
493	Mitsubishi Gas Chemical Co., Inc.	4,257
1	Mitsubishi UFJ Financial Group, Inc.	11,931
100	Mitsubishi UFJ Lease & Finance Co., Ltd.	4,255
365	Mitsui & Co., Ltd.	6,563
232	Mitsui Fudosan Co., Ltd.	6,772
554	Mitsui OSK Lines Ltd.	6,982
510	Mitsui Trust Holdings, Inc.	4,608
127	Mitsumi Electric Co., Ltd.	4,239
270	Nikon Corp.	6,194
23	Nintendo Co., Ltd.	7,247
734	Nippon Mining Holdings, Inc.	5,891
1,010	Nippon Steel Corp.	6,516
1	Nippon Telegraph & Telephone Corp.	5,610
221	Nissin Kogyo Co., Ltd.	5,869
305	Nomura Holdings, Inc.	5,831
167	Nomura Research Institute Ltd.	4,472
624	NSK Ltd.	6,039
540	NTN Corp.	4,480
744	Obayashi Corp.	4,689
152	Olympus Corp.	5,317
2	Resona Holdings, Inc.	4,265
340	Sekisui House Ltd.	5,018
187	Shimachu Co., Ltd.	5,067
78	Shin-Etsu Chemical Co., Ltd.	5,015
118	Sony Corp.	6,254
135	Sumco Corp.	5,875
642	Sumitomo Chemical Co., Ltd.	4,240
362	Sumitomo Corp.	6,193
1	Sumitomo Mitsui Financial Group, Inc.	5,198
655	Sumitomo Trust & Banking Co., Ltd. (The)	6,397
176	Suzuki Motor Corp.	5,001
1,156	Taiheiyo Cement Corp.	4,953
245	Taiyo Yuden Co., Ltd.	5,384
126	Terumo Corp.	5,100
160	Tokyo Electric Power Co., Inc. (The)	5,301
347	Tokyo Tatemono Co., Ltd.	4,850
306	Toyota Motor Corp.	18,592
821	Yokohama Rubber Co., Ltd. (The)	5,081
		335,975
	Mexico — 0.7%
121	America Movil S.A. de C.V., Series L ADR	6,363
205	Grupo Televisa S.A. ADR	5,761
		12,124
	Netherlands — 4.8%
89	Arcelor Mittal	4,768
250	ASML Holding N.V. (a)	6,784
37	Hunter Douglas N.V.	3,373
224	ING Groep N.V. CVA	10,187
183	Koninklijke Philips Electronics N.V.	7,523

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Netherlands — Continued
76	Nutreco Holding N.V.	5,591
977	Royal Dutch Shell plc, Class B	34,405
368	Royal KPN N.V.	6,241
		78,872
	Norway — 1.5%
205	Norsk Hydro ASA	7,056
513	Orkla ASA	8,180
303	Telenor ASA	5,636
159	Yara International ASA	4,631
		25,503
	Portugal — 0.4%
1,145	Energias de Portugal S.A.	6,264
	Russia — 0.3%
25	MMC Norilsk Nickel ADR	4,851
	Singapore — 1.2%
1,360	CapitaLand Ltd.	7,523
2,258	Neptune Orient Lines Ltd.	5,307
2,749	Singapore Telecommunications Ltd.	5,969
		18,799
	South Korea — 0.4%
20	Samsung Electronics Co., Ltd. GDR (e)	6,263
	Spain — 2.6%
417	Banco Bilbao Vizcaya Argentaria S.A.	9,974
663	Banco Santander Central Hispano S.A.	11,925
1,287	Corp. Mapfre S.A.	6,703
28	Fomento de Construcciones y Contratas S.A.	2,601
484	Telefonica S.A.	10,866
		42,069
	Sweden — 2.4%
130	Alfa Laval AB	7,880
386	Nordea Bank AB	6,671
191	Ssab Svenskt Stal AB, Class A	6,736
160	Swedbank AB, Class A	6,169
1,674	Telefonaktiebolaget LM Ericsson, Class B	6,397
698	TeliaSonera AB	5,647
		39,500
	Switzerland — 9.1%
371	ABB Ltd.	7,412
22	Actelion Ltd. (a)	5,123
174	Credit Suisse Group	13,670
3	Geberit AG	5,710
66	Holcim Ltd.	7,029
99	Julius Baer Holding AG	6,932
43	Nestle S.A.	17,081
277	Novartis AG	16,104
69	Petroplus Holdings AG (a)	5,704
77	Roche Holding AG	14,568
13	St Galler Kantonalbank	6,842
20	Swatch Group AG	5,590
26	Swiss Life Holding	6,638
15	Swisscom AG	5,192
210	UBS AG	13,642
96	Xstrata plc	4,983
25	Zurich Financial Services AG	7,118
		149,338
	Taiwan — 0.7%
371	HON HAI Precision Industry Co., Ltd. GDR	4,939
54	HON HAI Precision Industry Co., Ltd. GDR	722
536	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,647
		11,308
	United Kingdom — 18.3%
339	3i Group plc	7,796
166	Alliance Boots plc	3,695
906	Amlin plc	5,578
149	Anglo American plc	7,865
216	AstraZeneca plc	11,754
396	Aviva plc	6,214
571	Barclays plc	8,249
268	Barratt Developments plc	5,765
177	Bellway plc	5,323
337	BG Group plc	4,851
1,467	BP plc	16,461
646	Bradford & Bingley plc	5,702
211	British Land Co. plc	6,154
1,116	BT Group plc	7,021
602	Centrica plc	4,642
624	GlaxoSmithKline plc	17,994
189	Hammerson plc	5,710
319	HBOS plc	6,840
1,138	HSBC Holdings plc	20,997
418	Hunting plc	6,392
129	Intermediate Capital Group plc	4,825
812	International Power plc	7,104
380	Investec plc	5,373
121	Land Securities Group plc	4,708
2,169	Legal & General Group plc	6,653
559	Man Group plc	6,265

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   69

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
743	Marston’s plc	6,355
447	Mitchells & Butlers plc	7,067
266	Punch Taverns plc	6,879
111	Rio Tinto plc	6,738
2,120	Royal & Sun Alliance Insurance Group plc	6,992
331	Royal Bank of Scotland Group plc	12,679
329	Smith & Nephew plc	4,107
827	Sports Direct International plc (a)	3,927
231	Standard Chartered plc	7,134
593	Taylor Woodrow plc	5,716
726	Tesco plc	6,680
6,055	Vodafone Group plc	17,227
859	Wm Morrison Supermarkets plc	5,239
343	WPP Group plc	5,081
		301,752
	Total Common Stocks (Cost $1,348,066)	1,595,681
	Preferred Stocks — 0.7%
	Germany — 0.7%
67	Fresenius AG	5,618
4	Porsche AG	6,851
	Total Preferred Stocks (Cost $9,362)	12,469
	Total Investments — 97.4% (Cost $1,357,428)	1,608,150
	Other Assets in Excess of Liabilities — 2.6%	42,535
	NET ASSETS — 100.0%	$1,650,685

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	14.0%
Oil, Gas & Consumable Fuels	8.6
Metals & Mining	6.2
Insurance	6.1
Pharmaceuticals	5.5
Capital Markets	4.6
Diversified Telecommunication Services	4.0
Automobiles	3.6
Household Durables	3.1
Real Estate Management & Development	3.1
Machinery	2.9
Electric Utilities	2.6
Wireless Telecommunication Services	2.2
Chemicals	1.9
Food Products	1.8
Electrical Equipment	1.8
Diversified Financial Services	1.8
Semiconductors & Semiconductor Equipment	1.5
Trading Companies & Distributors	1.5
Food & Staples Retailing	1.5
Real Estate Investment Trusts (REITs)	1.4
Communications Equipment	1.3
Health Care Equipment & Supplies	1.3
Beverages	1.2
Marine	1.2
Industrial Conglomerates	1.2
Auto Components	1.2
Construction Materials	1.2
Multi-Utilities	1.1
Media	1.1
Electronic Equipment & Instruments	1.0
IT Services	1.0
Other (less than 1.0%)	7.5

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

JPMorgan Japan Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.7% (l)
		Common Stocks — 100.7%
		Auto Components — 4.0%
98		Denso Corp.	3,447
400		NHK Spring Co., Ltd. (c)	3,437
278		Showa Corp. (c)	3,468
253		Toyota Boshoku Corp. (c)	5,820
			16,172
		Automobiles — 8.4%
200		Honda Motor Co., Ltd.	6,869
800		Nissan Motor Co., Ltd.	8,047
101		Suzuki Motor Corp.	2,871
270		Toyota Motor Corp.	16,400
			34,187
		Capital Markets — 2.0%
734		Japan Asia Investment Co., Ltd.	4,228
216		Nomura Holdings, Inc.	4,130
			8,358
		Chemicals — 3.1%
770		Daicel Chemical Industries Ltd.	5,187
263		Mitsubishi Gas Chemical Co., Inc.	2,271
80		Shin-Etsu Chemical Co., Ltd.	5,163
			12,621
		Commercial Banks — 10.3%
891		Bank of Yokohama Ltd. (The)	6,523
1,087		Kansai Urban Banking Corp. (c)	4,365
1		Mitsubishi UFJ Financial Group, Inc.	10,683
393		Mitsui Trust Holdings, Inc.	3,551
1		Sumitomo Mitsui Financial Group, Inc.	12,230
470		Sumitomo Trust & Banking Co., Ltd. (The)	4,590
			41,942
		Commercial Services & Supplies — 0.9%
300		Park24 Co., Ltd. (c)	3,737
		Computers & Peripherals — 0.9%
120		Seiko Epson Corp. (c)	3,635
		Construction & Engineering — 1.1%
197		Chiyoda Corp. (c)	4,520
		Consumer Finance — 1.0%
15		ORIX Corp.	4,000
		Distributors — 0.8%
150		ABC-Mart, Inc. (c)	3,349
		Diversified Financial Services — 1.5%
100		Diamond Lease Co., Ltd. (c)	4,276
—	(h)	Osaka Securities Exchange Co., Ltd.	2,051
			6,327
		Diversified Telecommunication Services — 2.0%
2		Nippon Telegraph & Telephone Corp.	8,177
		Electrical Equipment — 0.5%
147		Sumitomo Electric Industries Ltd.	2,080
		Electronic Equipment & Instruments — 6.8%
450		Hitachi Ltd.	3,418
100		Horiba Ltd.	3,643
144		Ibiden Co., Ltd.	8,168
63		Murata Manufacturing Co., Ltd.	4,672
78		TDK Corp.	6,727
91		Yaskawa Electric Corp.	1,040
			27,668
		Gas Utilities — 1.2%
1,000		Tokyo Gas Co., Ltd.	5,025
		Health Care Equipment & Supplies — 0.9%
179		Miraca Holdings, Inc. (c)	3,620
		Hotels, Restaurants & Leisure — 1.4%
163		Chimney Co., Ltd. (c)	2,724
139		Resorttrust, Inc. (c)	3,019
			5,743
		Household Durables — 9.5%
400		Arnest One Corp.	4,910
147		Daiwa House Industry Co., Ltd.	2,304
207		Japan General Estate Co., Ltd. (The) (c)	4,510
341		Matsushita Electric Industrial Co., Ltd.	6,575
370		Sekisui House Ltd.	5,461
176		Sony Corp. (c)	9,359
110		Token Corp. (c)	5,510
			38,629
		Leisure Equipment & Products — 1.7%
170		FUJIFILM Holdings Corp.	7,003
		Machinery — 2.5%
172		Hitachi Construction Machinery Co., Ltd.	5,352
201		Komatsu Ltd.	4,757
			10,109
		Marine — 0.6%
200		Mitsui OSK Lines Ltd.	2,520
		Metals & Mining — 1.6%
1,256		Sumitomo Metal Industries Ltd.	6,377
		Multiline Retail — 1.2%
284		Izumi Co., Ltd. (c)	4,919

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   71

JPMorgan Japan Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Office Electronics — 2.4%
179		Canon, Inc.	10,015
		Oil, Gas & Consumable Fuels — 2.1%
1		Inpex Holdings, Inc.	8,439
		Pharmaceuticals — 6.5%
352		Daiichi Sankyo Co., Ltd.	10,487
86		Santen Pharmaceutical Co., Ltd.	2,345
367		Shionogi & Co., Ltd. (c)	7,152
100		Takeda Pharmaceutical Co., Ltd.	6,483
			26,467
		Real Estate Investment Trusts (REITs) — 3.6%
1		Creed Office Investment Corp.	3,935
—	(h)	Kenedix Realty Investment Corp. (c)	2,101
—	(h)	New City Residence Investment Corp.	2,270
1		Nippon Commercial Investment Corp.	3,551
—	(h)	Top REIT, Inc.	2,811
			14,668
		Real Estate Management & Development — 2.3%
58		Sumitomo Real Estate Sales Co., Ltd.	4,599
172		Tokyo Tatemono Co., Ltd. (c)	2,404
192		Urban Corp.	2,523
			9,526
		Road & Rail — 3.5%
1		East Japan Railway Co.	8,109
1,200		Sankyu, Inc. (c)	6,351
			14,460
		Semiconductors & Semiconductor Equipment — 4.1%
80		Mimasu Semiconductor Industry Co., Ltd.	1,696
51		Miraial Co., Ltd.	5,347
130		Sumco Corp. (c)	5,653
59		Tokyo Electron Ltd.	4,092
			16,788
		Specialty Retail — 2.2%
100		USS Co., Ltd. (c)	6,309
100		Xebio Co., Ltd.	2,584
			8,893
		Tobacco — 1.6%
1		Japan Tobacco, Inc.	6,384
		Trading Companies & Distributors — 5.7%
620		Itochu Corp.	6,104
326		Mitsubishi Corp.	6,958
200		Mitsui & Co., Ltd.	3,596
400		Sumitomo Corp. (c)	6,851
			23,509
		Wireless Telecommunication Services — 2.8%
1		KDDI Corp.	6,421
3		NTT DoCoMo, Inc.	5,237
			11,658
		Total Long-Term Investments (Cost $379,554)	411,525

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 11.7%
	Certificates of Deposit — 8.4%
4,550	Canadian Imperial Bank, New York, FRN, 5.37%, 02/14/08	4,550
7,250	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	7,250
4,500	Natexis Banques Populaires, New York, FRN, 5.34%, 08/07/07	4,500
7,000	Skandia, New York, FRN, 5.33%, 08/27/07	7,000
4,000	Societe Generale, New York, FRN, 5.31%, 06/20/07	4,000
7,000	Toronto Dominion Bank, New York, FRN, 5.32%, 05/29/07	7,000
		34,300
	Repurchase Agreement — 1.3%
5,306	Banc of America Securities LLC, 5.32%, dated 04/30/07, due 05/01/07, repurchase price $5,307, collateralized by U.S. Government Agency Mortgages	5,306
	Time Deposit — 2.0%
8,000	Lehman Brothers Bankhaus AG, FRN, 5.34%, 12/11/07	8,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $47,606)	47,606
	Total Investments — 112.4% (Cost $427,160)	459,131
	Liabilities in Excess of Other Assets — (12.4)%	(50,593)
	NET ASSETS — 100.0%	$408,538

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

JPMorgan International Equity Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

ABBREVIATIONS:

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(e)	—	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.
(f)	—	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands):

Fund	Market Value		Percentage
International Equity Fund	$—	(h)	—	%(g)
International Equity Index Fund	—	(h)	—	(g)
International Value Fund	—	(h)	—	(g)
Intrepid European Fund	—	(h)	—	(g)

In addition, the market value and percentage of the investments that are fair valued under the fair valuation policy for the international investments as described in Note 2A (amounts in thousands) are as follows:

Fund	Market Value	Percentage
Asia Equity Fund	$337,746	90.3%
Emerging Markets Equity Fund	281,494	60.6
International Equity Fund	4,130,818	95.7
International Equity Index Fund	1,556,218	96.0
International Growth Fund	3,306	96.6
International Opportunities Fund	175,076	91.7
International Realty Fund	13,070	75.8
International Value Fund	540,055	90.4
Intrepid European Fund	822,009	93.6
Intrepid International Fund	1,543,457	93.5
Japan Fund	411,525	100.7

(g)	—	Amount rounds to less than 0.1%.
(h)	—	Amount rounds to less than one thousand.
(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	—	All or a portion of these securities are segregated for current or potential holdings with the custodian for forward foreign currency contracts.
(n)	—	The rate shown is the effective yield at the date of purchase.
ADR	—	American Depositary Receipt
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CVA	—	Dutch Certification
DKK	—	Danish Krone
EUR	—	Euro
FDR	—	Fiduciary Depositary Receipts
FRN	—	Floating Rate Note. The rate shown is the rate in effect as of April 30, 2007.
GBP	—	British Pound
GDR	—	Global Depositary Receipt
HKD	—	Hong Kong Dollar
ILS	—	Israeli Shekel
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
RNC	—	Risparmio Non-Convertible Savings Shares
SDR	—	Special Drawing Rights
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
ZAR	—	South African Rand

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   73

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands, except per share amounts)

	Asia Equity Fund	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund		International Growth Fund
ASSETS:
Investments in non-affiliates, at value	$360,288	$453,554	$4,987,144	$1,758,746		$3,427
Repurchase agreements, at value	—	12,627	255,896	217,009		—
Total investment securities, at value	360,288	466,181	5,243,040	1,975,755		3,427
Cash	15,523	9,143	6,082	11		7
Foreign currency, at value	1,963	1,575	4,043	4,956		4
Receivables:
Investment securities sold	348	111	3,762	5,516		15
Fund shares sold	653	1,471	1,567	1,609		—
Interest and dividends	846	617	16,103	4,638		8
Tax reclaims	—	1	794	267		6
Prepaid expenses and other assets	—	—	—	—	(a)	9
Total Assets	379,621	479,099	5,275,391	1,992,752		3,476

LIABILITIES:
Payables:
Investment securities purchased	5,131	112	3,773	2,590		15
Interfund lending	—	—	—	2,516		—
Collateral for securities lending program	—	13,027	944,679	363,821		—
Fund shares redeemed	44	571	7,401	973		—
India capital gains tax	—	134	—	—		—
Variation margin on futures contracts	—	—	—	17		—
Accrued liabilities:
Investment advisory fees	298	395	2,466	732		—
Administration fees	22	41	320	143		—
Shareholder servicing fees	71	83	709	65		—
Distribution fees	2	17	76	50		1
Custodian and accounting fees	64	65	326	141		6
Trustees’ and Officers’ fees	1	1	14	2		—	(a)
Other	48	110	260	132		32
Total Liabilities	5,681	14,556	960,024	371,182		54
Net Assets	$373,940	$464,543	$4,315,367	$1,621,570		$3,422

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	Asia Equity Fund	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund	International Growth Fund
NET ASSETS:
Paid in capital	$263,347	$326,648	$2,756,155	$854,690	$2,276
Accumulated undistributed (distributions in excess of) net investment income	(567)	(260)	17,043	1	(21)
Accumulated net realized gains (losses)	37,554	(42,358)	165,548	26,183	211
Net unrealized appreciation (depreciation)	73,606	180,513	1,376,621	740,696	956
Total Net Assets	$373,940	$464,543	$4,315,367	$1,621,570	$3,422
Net Assets:
Class A	$12,428	$37,628	$167,270	$122,308	$2,646
Class B	—	10,737	12,988	22,918	776
Class C	—	4,767	54,872	19,547	—
R Class	—	—	52,490	—	—
Select Class	314,308	280,550	4,027,747	1,456,797	—
Institutional Class	47,204	130,861	—	—	—
Total	$373,940	$464,543	$4,315,367	$1,621,570	$3,422

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	393	1,905	4,217	4,060	215
Class B	—	549	330	811	65
Class C	—	244	1,401	665	—
R Class	—	—	1,319	—	—
Select Class	9,858	14,042	101,234	48,104	—
Institutional Class	1,477	6,489	—	—	—

Net Asset Value:
Class A — Redemption price per share	$31.64	$19.75	$39.67	$30.12	$12.30
Class B — Offering price per share (b)	—	19.57	39.32	28.25	12.01
Class C — Offering price per share (b)	—	19.50	39.15	29.41	—
R Class — Offering price per share	—	—	39.79	—	—
Select Class — Offering and redemption price per share	31.88	19.98	39.79	30.28	—
Institutional Class — Offering and redemption price per share	31.95	20.17	—	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$33.39	$20.84	$41.87	$31.79	$12.98

Cost of investments	$286,682	$285,528	$3,866,427	$1,235,596	$2,471
Cost of foreign currency	1,969	1,580	4,023	4,938	4
Market value of securities on loan	—	12,194	901,412	338,959	—

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   75

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	International Opportunities Fund	International Realty Fund		International Value Fund	Intrepid European Fund	Intrepid International Fund	Japan Fund
ASSETS:
Investments in non-affiliates, at value	$184,581	$14,777		$584,503	$850,836	$1,608,150	$453,825
Investments in affiliates, at value	6,613	—		11,524	—	—	—
Repurchase agreements, at value	40,166	—		127,813	148,593	—	5,306
Total investment securities, at value	231,360	14,777		723,840	999,429	1,608,150	459,131
Cash	137	1,866		149	36,733	38,176	—
Foreign currency, at value	500	818		1,871	6,983	1,730	124
Deposits with broker for futures contracts	—	—		—	1,327	—	—
Receivables:
Investment securities sold	2,663	—	(a)	14,303	14,977	16,088	19,496
Fund shares sold	178	1,205		3,023	4,778	5,559	195
Interest and dividends	951	24		3,173	3,362	6,023	3,077
Tax reclaims	15	—		36	188	742	—
Variation margin on futures contracts	—	—		80	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	843	137		3,639	—	—	—
Due from advisor	—	45		—	—	—	—
Total Assets	236,647	18,872		750,114	1,067,777	1,676,468	482,023

LIABILITIES:
Payables:
Due to custodian	—	—		—	—	—	18,781
Investment securities purchased	711	1,443		7,480	9,862	23,825	3,083
Collateral for securities lending program	43,766	—		140,596	177,367	—	47,606
Fund shares redeemed	32	—		401	1,058	292	3,336
Variation margin on futures contracts	6	—		—	72	—	—
Unrealized depreciation on forward foreign currency exchange contracts	1,020	134		3,870	—	—	—
Accrued liabilities:
Investment advisory fees	92	—		282	456	1,111	382
Administration fees	16	—		49	73	104	41
Shareholder servicing fees	17	2		108	146	279	96
Distribution fees	4	3		24	105	5	22
Custodian and accounting fees	24	12		8	63	113	50
Trustees’ and Officers’ fees	1	—	(a)	1	2	2	2
Other	95	35		72	18	52	86
Total Liabilities	45,784	1,629		152,891	189,222	25,783	73,485
Net Assets	$190,863	$17,243		$597,223	$878,555	$1,650,685	$408,538

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	International Opportunities Fund	International Realty Fund	International Value Fund	Intrepid European Fund	Intrepid International Fund	Japan Fund
NET ASSETS:
Paid in capital	$204,419	$16,579	$488,827	$682,229	$1,388,435	$413,573
Accumulated undistributed (distributions in excess of) net investment income	594	15	3,589	5,262	7,348	(3,789)
Accumulated net realized gains (losses)	(53,906)	42	27,862	46,257	4,097	(33,145)
Net unrealized appreciation (depreciation)	39,756	607	76,945	144,807	250,805	31,899
Total Net Assets	$190,863	$17,243	$597,223	$878,555	$1,650,685	$408,538

Net Assets:
Class A	$13,172	$5,262	$61,652	$281,819	$15,502	$63,012
Class B	1,777	—	11,485	32,469	—	6,433
Class C	—	5,393	9,977	52,100	3,389	7,288
R Class	—	1,514	—	—	—	—
Select Class	62,331	5,074	435,015	269,045	1,392,159	331,805
Institutional Class	113,583	—	79,094	243,122	239,635	—
Total	$190,863	$17,243	$597,223	$878,555	$1,650,685	$408,538

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	768	308	3,242	9,023	626	6,609
Class B	104	—	614	1,119	—	724
Class C	—	317	536	1,806	138	821
R Class	—	89	—	—	—	—
Select Class	3,598	297	22,721	8,541	55,503	34,837
Institutional Class	6,523	—	4,115	7,624	9,536	—

Net Asset Value:
Class A — Redemption price per share	$17.16	$17.06	$19.01	$31.23	$24.76	$9.53
Class B — Offering price per share (b)	17.02	—	18.72	29.01	—	8.89
Class C — Offering price per share (b)	—	17.03	18.62	28.85	24.61	8.88
R Class — Offering price per share	—	17.08	—	—	—	—
Select Class — Offering and redemption price per share	17.33	17.07	19.15	31.50	25.08	9.52
Institutional Class — Offering and redemption price per share	17.41	—	19.22	31.89	25.13	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$18.11	$18.01	$20.06	$32.96	$26.13	$10.06

Cost of investments	$191,581	$14,172	$646,769	856,073	$1,357,428	$427,160
Cost of foreign currency	497	818	1,871	6,983	1,731	123
Market value of securities on loan	41,595	—	128,725	163,230	—	45,264

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   77

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

	Asia Equity Fund	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund	International Growth Fund
INVESTMENT INCOME:
Dividend income	$2,386	$4,044	$47,407	$18,242	$30
Dividend income from affiliates (a)	—	—	—	324	—
Interest income	4	196	249	44	— (b)
Income from securities lending (net)	—	10	1,530	683	—
Foreign taxes withheld	(171)	(155)	(3,514)	(1,805)	(6)
Total investment income	2,219	4,095	45,672	17,488	24

EXPENSES:
Investment advisory fees	1,668	2,229	17,318	4,030	13
Administration fees	167	224	2,172	736	2
Distribution fees:
Class A	13	38	192	138	3
Class B	—	37	46	81	3
Class C	—	12	187	60	—
Shareholder servicing fees:
Class A	13	38	192	138	3
Class B	—	12	15	27	1
Class C	—	4	62	20	—
R Class	—	—	11	—	—
Select Class	352	361	5,090	1,647	—
Institutional Class	21	57	—	—	—
Custodian and accounting fees	232	279	1,003	489	26
Interest expense	—	—	—	— (b)	—
Professional fees	31	35	51	45	34
Trustees’ and Officers’ fees	2	3	22	10	— (b)
Printing and mailing costs	18	34	195	35	6
Registration and filing fees	13	34	18	26	12
Transfer agent fees	38	80	411	225	6
Other	3	6	43	23	1
Total expenses	2,571	3,483	27,028	7,730	110
Less amounts waived	(88)	—	(3,682)	(1,400)	(18)
Less expense reimbursements	—	—	—	—	(58)
Less reimbursement for legal matters	—	—	(1)	(1)	—
Net expenses	2,483	3,483	23,345	6,329	34
Net investment income (loss)	(264)	612	22,327	11,159	(10)

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	Asia Equity Fund	Emerging Markets Equity Fund		International Equity Fund	International Equity Index Fund	International Growth Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$38,130	$6,845		$174,335	$26,963	$221
Futures	—	—		—	944	—
Foreign currency transactions	(68)	52		1,136	296	1
Net realized gain (loss)	38,062	6,897		175,471	28,203	222

Change in net unrealized appreciation (depreciation) of:
Investments	27,914	76,019	(c)	242,755	182,951	111
Futures	—	—		—	28	—
Foreign currency translations	2	(7)		(75)	(13)	—	(b)
Change in net unrealized appreciation (depreciation)	27,916	76,012		242,680	182,966	111
Net realized/unrealized gains (losses)	65,978	82,909		418,151	211,169	333
Change in net assets resulting from operations	$65,714	$83,521		$440,478	$222,328	$323

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.
(b)	Amount rounds to less than $1,000.
(c)	Net of deferred India country tax of approximately $134,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   79

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2007 (unless otherwise stated) (Unaudited) (continued)

(Amounts in thousands)

	International Opportunities Fund		International Realty Fund (a)	International Value Fund		Intrepid European Fund	Intrepid International Fund	Japan Fund
INVESTMENT INCOME:
Dividend income	$2,195		$68	$6,883		$9,370	$17,554	$4,481
Dividend income from affiliates (b)	127		—	466		—	—	—
Interest income	—	(c)	—	19		713	376	—
Income from securities lending (net)	70		—	83		246	—	422
Foreign taxes withheld	(166)		(7)	(547)		(766)	(1,470)	(314)
Total investment income	2,226		61	6,904		9,563	16,460	4,589

EXPENSES:
Investment advisory fees	503		25	1,347		2,305	5,426	3,520
Administration fees	84		3	226		356	642	352
Distribution fees:
Class A	15		1	52		257	15	89
Class B	6		—	35		102	—	25
Class C	—		4	21		140	9	24
Shareholder servicing fees:
Class A	15		1	52		257	15	89
Class B	2		—	12		34	—	8
Class C	—		1	7		47	3	8
R Class	—		— (c)	—		—	—	—
Select Class	73		4	413		287	1,283	775
Institutional Class	48		—	31		105	118	—
Custodian and accounting fees	67		42	152		201	310	152
Interest expense	—		—	—		—	—	101
Professional fees	37		50	44		40	40	26
Trustees’ and Officers’ fees	—	(c)	— (c)	2		4	7	5
Printing and mailing costs	9		16	27		33	32	48
Registration and filing fees	20		54	32		41	10	21
Transfer agent fees	41		13	50		135	64	135
Other	—		6	8		9	13	8
Total expenses	920		220	2,511		4,353	7,987	5,386
Less amounts waived	(44)		(29)	—	(c)	—	(276)	—
Less earnings credits	—		—	—		—	(1)	— (b)
Less expense reimbursements	—		(154)	—		—	—	—
Net expenses	876		37	2,511		4,353	7,710	5,386
Net investment income (loss)	1,350		24	4,393		5,210	8,750	(797)

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	International Opportunities Fund	International Realty Fund (a)	International Value Fund	Intrepid European Fund	Intrepid International Fund	Japan Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$13,551	$54	$28,234	$50,560	$15,403	$5,727
Futures	(82)	—	678	(2,722)	—	—
Foreign currency transactions	(126)	(12)	(443)	(178)	(180)	1,526
Net realized gain (loss)	13,343	42	28,469	47,660	15,223	7,253

Change in net unrealized appreciation (depreciation) of:
Investments	10,228	605	32,211	65,721	149,564	(11,546)
Futures	146	—	79	1,331	—	—
Foreign currency translations	(299)	2	(510)	12	86	(152)
Change in net unrealized appreciation (depreciation)	10,075	607	31,780	67,064	149,650	(11,698)
Net realized/unrealized gains (losses)	23,418	649	60,249	114,724	164,873	(4,445)
Change in net assets resulting from operations	$24,768	$673	$64,642	$119,934	$173,623	$(5,242)

(a)	Commencement of operations was November 30, 2006.
(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Asia Equity Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(264)	$1,567	$612	$1,891
Net realized gain (loss)	38,062	4,817	6,897	799
Change in net unrealized appreciation (depreciation)	27,916	39,023	76,012	78,478
Change in net assets from operations	65,714	45,407	83,521	81,168

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(18)	(17)	(88)	(21)
From net realized gains	(151)	(113)	—	—
Class C
From net investment income	—	—	(8)	—
Select Class
From net investment income	(948)	(659)	(1,388)	(439)
From net realized gains	(4,587)	(3,218)	—	—
Institutional Class
From net investment income	(224)	(61)	(647)	(258)
From net realized gains	(749)	(314)	—	—
Total distributions to shareholders	(6,677)	(4,382)	(2,131)	(718)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	17,272	176,185	(9,028)	110,320

NET ASSETS:
Change in net assets	76,309	217,210	72,362	190,770
Beginning of period	297,631	80,421	392,181	201,411
End of period	$373,940	$297,631	$464,543	$392,181
Accumulated undistributed (distributions in excess of) net investment income	$(567)	$887	$(260)	$1,259

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	International Equity Fund		International Equity Index Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Period Ended 10/31/2006 (a)	Year Ended 6/30/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,327	$54,828	$11,159	$4,723	$22,191
Net realized gain (loss)	175,471	188,579	28,203	8,143	34,464
Change in net unrealized appreciation (depreciation)	242,680	550,234	182,966	95,755	206,792
Change in net assets from operations	440,478	793,641	222,328	108,621	263,447

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(260)	(1,594)	(2,085)	—	(1,058)
From net realized gains	(6,336)	(2,257)	(597)	—	—
Class B
From net investment income	(4)	(87)	(302)	—	(210)
From net realized gains	(517)	(217)	(129)	—	—
Class C
From net investment income	(19)	(353)	(203)	—	(93)
From net realized gains	(2,041)	(467)	(85)	—	—
R Class
From net investment income	(153)	(165)	—	—	—
From net realized gains	(1,487)	—	—	—	—
Select Class
From net investment income	(11,533)	(55,148)	(27,193)	—	(17,661)
From net realized gains	(176,774)	(43,903)	(7,136)	—	—
Total distributions to shareholders	(199,124)	(104,191)	(37,730)	—	(19,022)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(253,450)	951,792	67,134	(24,048)	92,340

NET ASSETS:
Change in net assets	(12,096)	1,641,242	251,732	84,573	336,765
Beginning of period	4,327,463	2,686,221	1,369,838	1,285,265	948,500
End of period	$4,315,367	$4,327,463	$1,621,570	$1,369,838	$1,285,265
Accumulated undistributed (distributions in excess of) net investment income	$17,043	$6,685	$1	$18,625	$13,802

(a)	The Fund changed its fiscal year end from June 30 to October 31.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Growth Fund		International Opportunities Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(10)	$(14)	$1,350	$1,586
Net realized gain (loss)	222	1,141	13,343	37,741
Change in net unrealized appreciation (depreciation)	111	(125)	10,075	(1,857)
Change in net assets from operations	323	1,002	24,768	37,470

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(23)	—	(124)	(115)
From net realized gains	(216)	—	—	—
Class B
From net investment income	(3)	—	(10)	(11)
From net realized gains	(65)	—	—	—
Select Class
From net investment income	—	—	(722)	(1,315)
Institutional Class
From net investment income	—	—	(1,268)	(1,174)
Total distributions to shareholders	(307)	—	(2,124)	(2,615)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	307	(3,002)	22,823	(30,265)

NET ASSETS:
Change in net assets	323	(2,000)	45,467	4,590
Beginning of period	3,099	5,099	145,396	140,806
End of period	$3,422	$3,099	$190,863	$145,396
Accumulated undistributed (distributions in excess of) net investment income	$(21)	$15	$594	$1,368

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	International Realty Fund (a)	International Value Fund
	Period Ended 4/30/2007 (Unaudited)	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24	$4,393	$4,939
Net realized gain (loss)	42	28,469	19,213
Change in net unrealized appreciation (depreciation)	607	31,780	32,152
Change in net assets from operations	673	64,642	56,304

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	— (b)	(310)	(45)
Class B
From net investment income	—	(68)	(15)
Class C
From net investment income	— (b)	(51)	—
R Class
From net investment income	(1)	—	—
Select Class
From net investment income	(8)	(3,635)	(785)
Institutional Class
From net investment income	—	(743)	(548)
Total distributions to shareholders	(9)	(4,807)	(1,393)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	16,579	193,239	198,135

NET ASSETS:
Change in net assets	17,243	253,074	253,046
Beginning of period	—	344,149	91,103
End of period	$17,243	$597,223	$344,149
Accumulated undistributed (distributions in excess of) net investment income	$15	$3,589	$4,003

(a)	Commencement of operations was November 30, 2006.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   85

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid European Fund		Intrepid International Fund (a)
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,210	$5,094	$8,750	$8,143
Net realized gain (loss)	47,660	29,752	15,223	10,135
Change in net unrealized appreciation (depreciation)	67,064	67,961	149,650	79,361
Change in net assets from operations	119,934	102,807	173,623	97,639

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,346)	(249)	(62)	(27)
From net realized gains	(8,300)	(5,051)	—	—
Class B
From net investment income	(93)	(30)	—	—
From net realized gains	(1,305)	(1,874)	—	—
Class C
From net investment income	(205)	(15)	(14)	—
From net realized gains	(1,561)	(562)	—	—
Select Class
From net investment income	(1,616)	(763)	(7,852)	—
From net realized gains	(9,402)	(10,107)	—	—
Institutional Class
From net investment income	(1,991)	(635)	(1,674)	(1,598)
From net realized gains	(9,787)	(6,360)	—	—
Total distributions to shareholders	(35,606)	(25,646)	(9,602)	(1,625)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	219,364	325,403	454,329	830,023

NET ASSETS:
Change in net assets	303,692	402,564	618,350	926,037
Beginning of period	574,863	172,299	1,032,335	106,298
End of period	$878,555	$574,863	$1,650,685	$1,032,335
Accumulated undistributed (distributions in excess of) net investment income	$5,262	$5,303	$7,348	$8,200

(a) Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	Japan Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(797)	$(1,595)
Net realized gain (loss)	7,253	(39,505)
Change in net unrealized appreciation (depreciation)	(11,698)	24,964
Change in net assets from operations	(5,242)	(16,136)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	—	(4,432)
Class B
From net realized gains	—	(49)
Select Class
From net investment income	(2,100)	—
Total distributions to shareholders	(2,100)	(4,481)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(490,982)	724,994

NET ASSETS:
Change in net assets	(498,324)	704,377
Beginning of period	906,862	202,485
End of period	$408,538	$906,862
Accumulated undistributed (distributions in excess of) net investment income	$(3,789)	$(892)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   87

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Asia Equity Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,414	$5,686	$10,670	$21,007
Dividends reinvested	126	110	78	16
Cost of shares redeemed	(1,165)	(1,898)	(4,292)	(7,943)
Redemption fees	— (a)	1	1	2
Change in net assets from Class A capital transactions	$3,375	$3,899	$6,457	$13,082

Class B
Proceeds from shares issued	$—	$—	$1,706	$6,116
Cost of shares redeemed	—	—	(1,571)	(1,926)
Redemption fees	—	—	— (a)	1
Change in net assets from Class B capital transactions	$—	$—	$135	$4,191

Class C
Proceeds from shares issued	$—	$—	$2,664	$1,884	(b)
Dividends reinvested	—	—	7	—
Cost of shares redeemed	—	—	(339)	(120	)(b)
Redemption fees	—	—	— (a)	—	(a)(b)
Change in net assets from Class C capital transactions	$—	$—	$2,332	$1,764

Select Class
Proceeds from shares issued	$38,235	$220,431	$53,279	$134,767
Dividends reinvested	584	2,198	301	130
Cost of shares redeemed	(45,263)	(59,570)	(90,222)	(51,416)
Redemption fees	1	34	6	26
Change in net assets from Select Class capital transactions	$(6,443)	$163,093	$(36,636)	$83,507

Institutional Class
Proceeds from shares issued	$26,108	$12,919	$25,633	$14,848
Dividends reinvested	478	244	506	205
Cost of shares redeemed	(6,246)	(3,974)	(7,458)	(7,287)
Redemption fees	— (a)	4	3	10
Change in net assets from Institutional Class capital transactions	$20,340	$9,193	$18,684	$7,776

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	Asia Equity Fund		Emerging Markets Equity Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
SHARE TRANSACTIONS:
Class A
Issued	149	238	571	1,406
Reinvested	5	5	4	1
Redeemed	(39)	(78)	(236)	(527)
Change in Class A Shares	115	165	339	880

Class B
Issued	—	—	93	417
Redeemed	—	—	(86)	(131)
Change in Class B Shares	—	—	7	286

Class C
Issued	—	—	146	125	(b)
Reinvested	—	—	— (a)	—
Redeemed	—	—	(19)	(8	)(b)
Change in Class C Shares	—	—	127	117

Select Class
Issued	1,261	9,247	2,863	9,008
Reinvested	20	96	17	9
Redeemed	(1,562)	(2,411)	(4,699)	(3,510)
Change in Select Class Shares	(281)	6,932	(1,819)	5,507

Institutional Class
Issued	918	533	1,381	976
Reinvested	17	11	28	15
Redeemed	(212)	(156)	(403)	(479)
Change in Institutional Class Shares	723	388	1,006	512

(a)	Amount rounds to less than 1,000.
(b)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   89

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Fund			International Equity Index Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006		Six Months Ended 4/30/2007 (Unaudited)	Period Ended 10/31/2006 (a)	Year Ended 6/30/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$37,882	$60,687		$32,492	$12,632	$41,841
Dividends reinvested	4,340	1,953		2,333	—	911
Cost of shares redeemed	(24,833)	(77,282)		(17,881)	(9,780)	(23,029)
Redemption fees	3	7		2	—	2
Change in net assets from Class A capital transactions	$17,392	$(14,635)		$16,946	$2,852	$19,725

Class B
Proceeds from shares issued	$1,559	$4,063		$3,163	$1,173	$9,510
Dividends reinvested	411	256		400	—	194
Cost of shares redeemed	(1,405)	(7,150)		(3,564)	(2,829)	(5,219)
Redemption fees	— (b)	1		— (b)	—	1
Change in net assets from Class B capital transactions	$565	$(2,830)		$(1)	$(1,656)	$4,486

Class C
Proceeds from shares issued	$9,528	$19,996		$5,141	$946	$4,201
Dividends reinvested	761	237		248	—	82
Cost of shares redeemed	(4,346)	(5,939)		(1,769)	(839)	(2,958)
Redemption fees	1	2		— (b)	—	1
Change in net assets from Class C capital transactions	$5,944	$14,296		$3,620	$107	$1,326

R Class
Proceeds from shares issued	$25,060	$28,908	(c)	$—	$—	$—
Dividends reinvested	1,640	165	(c)	—	—	—
Cost of shares redeemed	(7,487)	(538	)(c)	—	—	—
Redemption fees	1	1	(c)	—	—	—
Change in net assets from R Class capital transactions	$19,214	28,536		$—	$—	$—

Select Class
Proceeds from shares issued	$212,551	$876,477		$144,926	$28,636	$261,045
Subscriptions in-kind (Note 9)	—	841,540		—	—	—
Dividends reinvested	49,877	32,762		2,692	—	143
Cost of shares redeemed	(559,068)	(824,562)		(101,071)	(53,987)	(194,423)
Redemption fees	75	208		22	—	38
Change in net assets from Select Class capital transactions	$(296,565)	$926,425		$46,569	$(25,351)	$66,803

(a)	The Fund changed its fiscal year end from June 30 to October 31.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	International Equity Fund			International Equity Index Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006		Six Months Ended 4/30/2007 (Unaudited)	Period Ended 10/31/2006 (a)	Year Ended 6/30/2006
SHARE TRANSACTIONS:
Class A
Issued	996	1,753		1,157	499	1,806
Reinvested	116	59		85	—	40
Redeemed	(653)	(2,220)		(629)	(400)	(1,001)
Change in Class A Shares	459	(408)		613	99	845

Class B
Issued	41	118		119	50	439
Reinvested	11	8		15	—	9
Redeemed	(37)	(218)		(133)	(122)	(241)
Change in Class B Shares	15	(92)		1	(72)	207

Class C
Issued	254	582		185	38	183
Reinvested	21	7		9	—	4
Redeemed	(116)	(174)		(64)	(34)	(133)
Change in Class C Shares	159	415		130	4	54

R Class
Issued	659	821	(b)	—	—	—
Reinvested	44	4	(b)	—	—	—
Redeemed	(195)	(14	)(b)	—	—	—
Change in R Class Shares	508	811		—	—	—

Select Class
Issued	5,593	25,392		5,107	1,132	11,321
Subscriptions in-kind (Note 9)	—	24,614		—	—	—
Reinvested	1,331	992		96	—	6
Redeemed	(14,605)	(23,631)		(3,540)	(2,124)	(8,565)
Change in Select Class Shares	(7,681)	27,367		1,663	(992)	2,762

(a)	The Fund changed its fiscal year end from June 30 to October 31.
(b)	Commencement of offering of class of shares effective May 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   91

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Growth Fund		International Opportunities Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$14	$1,372	$2,639
Dividends reinvested	239	—	117	104
Cost of shares redeemed	—	(2,514)	(1,185)	(1,682)
Redemption fees	—	—	— (a)	1
Change in net assets from Class A capital transactions	$239	$(2,500)	$304	$1,062

Class B
Proceeds from shares issued	$—	$23	$339	$554
Dividends reinvested	68	—	9	10
Cost of shares redeemed	—	(525)	(177)	(440)
Redemption fees	—	—	— (a)	— (a)
Change in net assets from Class B capital transactions	$68	$(502)	$171	$124

Select Class
Proceeds from shares issued	$—	$—	$2,417	$2,756
Dividends reinvested	—	—	538	901
Cost of shares redeemed	—	—	(3,763)	(39,041)
Redemption fees	—	—	— (a)	4
Change in net assets from Select Class capital transactions	$—	$—	$(808)	$(35,380)

Institutional Class
Proceeds from shares issued	$—	$—	$33,569	$36,947
Dividends reinvested	—	—	736	486
Cost of shares redeemed	—	—	(11,149)	(33,508)
Redemption fees	—	—	— (a)	4
Change in net assets from Institutional Class capital transactions	$—	$—	$23,156	$3,929

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	International Growth Fund		International Opportunities Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
SHARE TRANSACTIONS:
Class A
Issued	—	1	85	191
Reinvested	21	—	8	8
Redeemed	—	(215)	(75)	(125)
Change in Class A Shares	21	(214)	18	74

Class B
Issued	—	2	21	40
Reinvested	6	—	— (a)	1
Redeemed	—	(45)	(11)	(32)
Change in Class B Shares	6	(43)	10	9

Select Class
Issued	—	—	154	209
Reinvested	—	—	34	72
Redeemed	—	—	(234)	(2,937)
Change in Select Class Shares	—	—	(46)	(2,656)

Institutional Class
Issued	—	—	2,079	2,640
Reinvested	—	—	47	39
Redeemed	—	—	(684)	(2,499)
Change in Institutional Class Shares	—	—	1,442	180

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   93

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Realty Fund (a)		International Value Fund
	Period Ended 4/30/2007 (Unaudited)		Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,414		$36,922	$20,265
Dividends reinvested	—	(b)	208	32
Cost of shares redeemed	(240)		(3,981)	(2,597)
Redemption fees	1		2	2
Change in net assets from Class A capital transactions	$5,175		$33,151	$17,702

Class B
Proceeds from shares issued	$—		$3,151	$6,238
Dividends reinvested	—		56	12
Cost of shares redeemed	—		(773)	(803)
Redemption fees	—		— (b)	1
Change in net assets from Class B capital transactions	$—		$2,434	$5,448

Class C
Proceeds from shares issued	$5,439		$7,697	$1,664	(c)
Dividends reinvested	—	(b)	27	—	(c)
Cost of shares redeemed	(127)		(152)	(31	)(c)
Redemption fees	1		— (b)	—	(b)(c)
Change in net assets from Class C capital transactions	$5,313		$7,572	$1,633

R Class
Proceeds from shares issued	$1,492		$—	$—
Dividends reinvested	—	(b)	—	—
Redemption fees	—	(b)	—	—
Change in net assets from R Class capital transactions	$1,492		$—	$—

Select Class
Proceeds from shares issued	$4,619		$167,678	$196,151
Dividends reinvested	8		473	381
Cost of shares redeemed	(29)		(37,020)	(28,777)
Redemption fees	1		13	21
Change in net assets from Select Class capital transactions	$4,599		$131,144	$167,776

Institutional Class
Proceeds from shares issued	$—		$21,678	$15,457
Dividends reinvested	—		410	368
Cost of shares redeemed	—		(3,153)	(10,256)
Redemption fees	—		3	7
Change in net assets from Institutional Class capital transactions	$—		$18,938	$5,576

(a)	Commencement of operations was November 30, 2006.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective July 11, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	International Realty Fund (a)		International Value Fund
	Period Ended 4/30/2007 (Unaudited)		Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
SHARE TRANSACTIONS:
Class A
Issued	322		2,070	1,319
Reinvested	—	(b)	12	2
Redeemed	(14)		(222)	(169)
Change in Class A Shares	308		1,860	1,152

Class B
Issued	—		179	422
Reinvested	—		3	1
Redeemed	—		(44)	(53)
Change in Class B Shares	—		138	370

Class C
Issued	324		439	105	(c)
Reinvested	—	(b)	2	—	(c)
Redeemed	(7)		(8)	(2	)(c)
Change in Class C Shares	317		433	103

R Class
Issued	89		—	—
Reinvested	—	(b)	—	—
Change in R Class Shares	89		—	—

Select Class
Issued	298		9,264	13,209
Reinvested	1		27	28
Redeemed	(2)		(2,078)	(1,860)
Change in Select Class Shares	297		7,213	11,377

Institutional Class
Issued	—		1,191	1,000
Reinvested	—		23	27
Redeemed	—		(174)	(679)
Change in Institutional Class Shares	—		1,040	348

(a)	Commencement of operations was November 30, 2006.
(b)	Amount rounds to less than 1,000.
(c)	Commencement of offering of class of shares effective July 11, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   95

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid European Fund		Intrepid International Fund (a)
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$123,935	$105,572	$7,178	$10,297
Dividends reinvested	8,433	4,518	55	21
Cost of shares redeemed	(23,044)	(15,558)	(6,121)	(1,332)
Redemption fees	10	24	— (b)	—	(b)
Change in net assets from Class A capital transactions	$109,334	$94,556	$1,112	$8,986

Class B
Proceeds from shares issued	$10,028	$11,410	$—	$—
Dividends reinvested	1,214	1,561	—	—
Cost of shares redeemed	(4,471)	(6,584)	—	—
Redemption fees	1	7	—	—
Change in net assets from Class B capital transactions	$6,772	$6,394	$—	$—

Class C
Proceeds from shares issued	$25,507	$19,912	$1,799	$1,477	(c)
Dividends reinvested	1,327	307	6	—	(c)
Cost of shares redeemed	(3,361)	(2,229)	(215)	(44	)(c)
Redemption fees	2	3	— (b)	—	(b)(c)
Change in net assets from Class C capital transactions	$23,475	$17,993	$1,590	$1,433

Select Class
Proceeds from shares issued	$70,549	$140,061	$810,374	$490,108	(c)
Dividends reinvested	4,085	6,511	533	—	(c)
Cost of shares redeemed	(70,283)	(17,002)	(73,113)	(8,827	)(c)
Redemption fees	11	49	14	12	(c)
Change in net assets from Select Class capital transactions	$4,362	$129,619	$737,808	$481,293

Institutional Class
Proceeds from shares issued	$90,323	$85,762	$81,955	$416,006
Dividends reinvested	5,076	1,970	234	177
Cost of shares redeemed	(19,988)	(10,920)	(368,373)	(77,881)
Redemption fees	10	29	3	9
Change in net assets from Institutional Class capital transactions	$75,421	$76,841	$(286,181)	$338,311

(a)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

96   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	Intrepid European Fund		Intrepid International Fund (a)
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
SHARE TRANSACTIONS:
Class A
Issued	4,248	4,152	306	501
Reinvested	298	210	2	1
Redeemed	(792)	(626)	(274)	(66)
Change in Class A Shares	3,754	3,736	34	436

Class B
Issued	368	486	—	—
Reinvested	46	78	—	—
Redeemed	(164)	(280)	—	—
Change in Class B Shares	250	284	—	—

Class C
Issued	945	845	77	72	(b)
Reinvested	51	15	—	—	(b)
Redeemed	(126)	(96)	(9)	(2	)(b)
Change in Class C Shares	870	764	68	70

Select Class
Issued	2,440	5,678	35,014	24,049	(b)
Reinvested	143	300	23	—	(b)
Redeemed	(2,424)	(687)	(3,160)	(423	)(b)
Change in Select Class Shares	159	5,291	31,877	23,626

Institutional Class
Issued	3,074	3,351	3,551	20,268
Reinvested	175	90	10	9
Redeemed	(681)	(444)	(16,473)	(3,743)
Change in Institutional Class Shares	2,568	2,997	(12,912)	16,534

(a)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.
(b)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   97

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Japan Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$12,977	$615,693
Dividends reinvested	—	1,689
Cost of shares redeemed	(42,198)	(728,735)
Redemption fees	3	52
Change in net assets from Class A capital transactions	$(29,218)	$(111,301)

Class B
Proceeds from shares issued	$657	$7,237
Dividends reinvested	—	21
Cost of shares redeemed	(1,036)	(2,101)
Redemption fees	— (a)	1
Change in net assets from Class B capital transactions	$(379)	$5,158

Class C
Proceeds from shares issued	$2,600	$6,153	(b)
Cost of shares redeemed	(611)	(204	)(b)
Redemption fees	— (a)	—	(a)(b)
Change in net assets from Class C capital transactions	$1,989	$5,949

Select Class
Proceeds from shares issued	$37,565	$990,991	(b)
Dividends reinvested	211	—	(b)
Cost of shares redeemed	(501,170)	(165,823	)(b)
Redemption fees	20	20	(b)
Change in net assets from Select Class capital transactions	$(463,374)	$825,188

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

98   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	Japan Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
SHARE TRANSACTIONS:
Class A
Issued	1,317	60,514
Reinvested	—	170
Redeemed	(4,377)	(73,123)
Change in Class A Shares	(3,060)	(12,439)

Class B
Issued	72	763
Reinvested	—	2
Redeemed	(112)	(227)
Change in Class B Shares	(40)	538

Class C
Issued	282	628	(a)
Redeemed	(67)	(22	)(a)
Change in Class C Shares	215	606

Select Class
Issued	3,841	99,038	(a)
Reinvested	21	—	(a)
Redeemed	(50,753)	(17,310	)(a)
Change in Select Class Shares	(46,891)	81,728

(a)	Commencement of offering of class of shares effective February 28, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Asia Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	$26.43	$(0.05	)(g)	$5.81	$5.76	$(0.06)	$(0.49)	$(0.55)	$—	(h)
Year Ended October 31, 2006	21.68	0.10	(g)	5.59	5.69	(0.12)	(0.82)	(0.94)	—	(h)
Year Ended October 31, 2005	18.32	0.22	(g)	3.37	3.59	(0.23)	—	(0.23)	—	(h)
Year Ended October 31, 2004	17.74	0.06	(g)	0.63	0.69	(0.11)	—	(0.11)	—
Year Ended October 31, 2003	13.69	—	(g)(h)	4.05	4.05	—	—	—	—
November 1, 2001 (d) through October 31, 2002	15.00	(0.02)		(1.29)	(1.31)	—	—	—	—

Emerging Markets Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	16.42	—	(g)(h)	3.38	3.38	(0.05)	—	(0.05)	—	(h)
Year Ended October 31, 2006	12.23	0.05	(g)	4.16	4.21	(0.02)	—	(0.02)	—	(h)
Year Ended October 31, 2005	9.50	(0.03)		2.82	2.79	(0.06)	—	(0.06)	—	(h)
Year Ended October 31, 2004	7.49	0.05	(g)	2.06	2.11	(0.10)	—	(0.10)	—
Year Ended October 31, 2003	5.21	0.04	(g)	2.27	2.31	(0.03)	—	(0.03)	—
Year Ended October 31, 2002	5.14	(0.06	)(g)	0.17	0.11	(0.04)	—	(0.04)	—

International Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	37.52	0.16	(g)	3.67	3.83	(0.06)	(1.62)	(1.68)	—	(h)
Year Ended October 31, 2006	30.82	0.38	(g)	7.29	7.67	(0.44)	(0.53)	(0.97)	—	(h)
Year Ended October 31, 2005	27.09	0.37		3.73	4.10	(0.37)	—	(0.37)	—	(h)
Year Ended October 31, 2004	23.17	0.27	(g)	3.86	4.13	(0.21)	—	(0.21)	—
Year Ended October 31, 2003	19.42	0.28	(g)	3.66	3.94	(0.19)	—	(0.19)	—
February 28, 2002 (e) through October 31, 2002	21.81	0.04	(g)	(2.37)	(2.33)	(0.06)	—	(0.06)	—

International Equity Index Fund
Six Months Ended April 30, 2007 (Unaudited)	26.63	0.18	(g)	4.01	4.19	(0.54)	(0.16)	(0.70)	—	(h)
July 1, 2006 through October 31, 2006 (f)	24.55	0.06		2.02	2.08	—	—	—	—
Year Ended June 30, 2006	19.57	0.43	(g)	4.90	5.33	(0.35)	—	(0.35)	—	(h)
Year Ended June 30, 2005	17.46	0.29		2.12	2.41	(0.30)	—	(0.30)	—	(h)
Year Ended June 30, 2004	13.14	0.18		4.29	4.47	(0.15)	—	(0.15)	—
Year Ended June 30, 2003	14.08	0.15		(1.07)	(0.92)	(0.03)	—	(0.03)	0.01
Year Ended June 30, 2002	16.08	0.10		(2.00)	(1.90)	(0.10)	—	(0.10)	—

International Growth Fund
Six Months Ended April 30, 2007 (Unaudited)	12.32	(0.03	)(g)	1.23	1.20	(0.11)	(1.11)	(1.22)	—
Year Ended October 31, 2006	10.04	(0.03)		2.31	2.28	—	—	—	—
Year Ended October 31, 2005	8.63	(0.01)		1.42	1.41	—	—	—	—
Year Ended October 31, 2004	7.80	(0.01)		0.86	0.85	(0.02)	—	(0.02)	—
Year Ended October 31, 2003	6.25	0.02		1.53	1.55	—	—	—	—
Year Ended October 31, 2002	7.22	(0.01)		(0.96)	(0.97)	—	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of operations.
(e)	Commencement of offering of class of shares.
(f)	The Fund changed its fiscal year end from June 30 to October 31.
(g)	Calculated based upon average shares outstanding.
(h)	Amount less than $0.01.
(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(j)	Amount rounds to less than 1%.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

100   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$31.64	22.02%	$12,428	1.75%	(0.37)%	1.80%		56%
26.43	26.95	7,360	1.75	0.43	1.85		99
21.68	19.72	2,445	1.75	1.00	2.49		78
18.32	3.91	513	1.75	0.34	5.07	(i)	175
17.74	29.58	261	1.75	0.02	4.83	(i)	172
13.69	(8.73)	2,282	1.75	(0.12)	5.16	(i)	106

19.75	20.64	37,628	1.81	0.05	1.81		10
16.42	34.50	25,722	1.88	0.36	1.88		4
12.23	29.45	8,385	1.89	0.29	2.11		149
9.50	28.44	1,372	2.00	0.51	5.68		118
7.49	44.65	124	2.00	0.59	24.54	(i)	85
5.21	2.14	46	2.00	(0.47)	37.57	(i)	69

39.67	10.52	167,270	1.31	0.86	1.48		7
37.52	25.32	140,985	1.31	1.08	1.49		22
30.82	15.16	128,392	1.35	1.33	1.55		22
27.09	17.86	63,622	1.50	1.03	1.93		24
23.17	20.41	8,502	1.50	1.28	2.69	(i)	16
19.42	(10.70)	91	1.50	0.50	55.25	(i)	20

30.12	15.98	122,308	1.07	1.30	1.27		5
26.63	8.47	91,809	1.07	0.86	1.28		—	(j)
24.55	27.41	82,186	1.07	1.87	1.29		12
19.57	13.79	48,993	1.07	1.75	1.22		14
17.46	34.11	39,216	1.05	1.28	1.17		13
13.14	(6.47)	26,090	1.09	1.26	1.21		12
14.08	(11.79)	30,981	1.12	0.54	1.22		14

12.30	10.43	2,646	2.00	(0.48)	6.75		28
12.32	22.71	2,394	2.00	(0.16)	4.19		42
10.04	16.34	4,092	2.00	— (k)	5.25		37
8.63	10.93	3,519	2.00	(0.08)	7.25		47
7.80	24.80	3,174	2.00	0.36	7.29		38
6.25	(13.43)	2,543	2.00	(0.12)	7.20		73

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
International Opportunities Fund
Six Months Ended April 30, 2007 (Unaudited)	$15.00	$0.10	(f)	$2.23	$2.33	$(0.17)	$—	$(0.17)	$—	(g)
Year Ended October 31, 2006	11.62	0.15	(f)	3.40	3.55	(0.17)	—	(0.17)	—	(g)
Year Ended October 31, 2005	10.17	(0.07)		1.67	1.60	(0.15)	—	(0.15)	—	(g)
Year Ended October 31, 2004	9.10	0.08	(f)	1.16	1.24	(0.17)	—	(0.17)	—
Year Ended October 31, 2003	7.49	—	(f)(g)	1.68	1.68	(0.07)	—	(0.07)	—
Year Ended October 31, 2002	8.63	0.02		(1.09)	(1.07)	(0.07)	—	(0.07)	—

International Realty Fund
November 30, 2006 (d) through April 30, 2007 (Unaudited)	15.00	0.03	(f)	2.06	2.09	(0.04)	—	(0.04)	0.01

International Value Fund
Six Months Ended April 30, 2007 (Unaudited)	16.65	0.17	(f)	2.39	2.56	(0.20)	—	(0.20)	—	(g)
Year Ended October 31, 2006	12.59	0.41	(f)	3.81	4.22	(0.16)	—	(0.16)	—	(g)
Year Ended October 31, 2005	10.59	0.21	(f)	2.10	2.31	(0.31)	—	(0.31)	—	(g)
Year Ended October 31, 2004	8.53	0.27	(f)	1.79	2.06	— (g)	—	— (g)	—
Year Ended October 31, 2003	6.98	0.03	(f)	1.77	1.80	(0.25)	—	(0.25)	—
Year Ended October 31, 2002	8.27	0.15	(f)	(1.32)	(1.17)	(0.12)	—	(0.12)	—

Intrepid European Fund
Six Months Ended April 30, 2007 (Unaudited)	27.98	0.20	(f)	4.67	4.87	(0.21)	(1.41)	(1.62)	—	(g)
Year Ended October 31, 2006	23.12	0.31	(f)	7.85	8.16	(0.14)	(3.16)	(3.30)	—	(g)
Year Ended October 31, 2005	19.81	0.19	(f)	4.37	4.56	(0.13)	(1.12)	(1.25)	—	(g)
Year Ended October 31, 2004	16.94	0.19	(f)	2.68	2.87	—	—	—	—
Year Ended October 31, 2003	13.23	0.02	(f)	3.78	3.80	(0.09)	—	(0.09)	—
Year Ended October 31, 2002	12.96	0.14	(f)	0.13	0.27	—	—	—	—

Intrepid International Fund (e)
Six Months Ended April 30, 2007 (Unaudited)	21.77	0.12	(f)	3.00	3.12	(0.13)	—	(0.13)	—	(g)
Year Ended October 31, 2006	17.24	0.24	(f)	4.46	4.70	(0.17)	—	(0.17)	—	(g)
Year Ended October 31, 2005	15.02	(0.27)		2.70	2.43	(0.21)	—	(0.21)	—	(g)
Year Ended October 31, 2004	13.36	0.08	(f)	1.74	1.82	(0.16)	—	(0.16)	—
Year Ended October 31, 2003	10.90	0.06	(f)	2.51	2.57	(0.11)	—	(0.11)	—
Year Ended October 31, 2002	12.38	0.06		(1.53)	(1.47)	(0.01)	—	(0.01)	—

Japan Fund
Six Months Ended April 30, 2007 (Unaudited)	9.78	(0.01	)(f)	(0.24)	(0.25)	—	—	—	—	(g)
Year Ended October 31, 2006	9.07	(0.03	)(f)	0.86	0.83	—	(0.12)	(0.12)	—	(g)
Year Ended October 31, 2005	7.02	(0.04	)(f)	2.09	2.05	—	—	—	—	(g)
Year Ended October 31, 2004	6.68	(0.04	)(f)	0.38	0.34	—	—	—	—
Year Ended October 31, 2003	4.43	(0.05	)(f)	2.30	2.25	—	—	—	—
Year Ended October 31, 2002	5.29	(0.06)		(0.80)	(0.86)	—	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of operations.
(e)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.
(f)	Calculated based upon average shares outstanding.
(g)	Amount less than $0.01.
(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

102   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$17.16	15.62%	$13,172	1.40%	1.22%	1.41%		45%
15.00	30.88	11,261	1.42	1.12	1.56		92
11.62	15.89	7,852	1.59	0.85	1.64		58
10.17	13.81	12,195	1.90	0.85	2.12		98
9.10	22.70	10,650	1.90	(0.02)	2.39		79
7.49	(12.55)	12,057	1.90	0.20	1.98		121

17.06	14.03	5,262	1.40	0.50	7.63		59

19.01	15.49	61,652	1.34	1.92	1.34		49
16.65	33.85	23,013	1.39	2.65	1.39		80
12.59	22.18	2,891	1.44	1.74	1.82		76
10.59	24.18	189	1.45	2.76	6.96	(h)	108
8.53	26.71	60	1.45	0.37	10.04	(h)	132
6.98	(14.34)	163	1.45	1.13	15.97	(h)	138

31.23	18.05	281,819	1.38	1.39	1.38		53
27.98	39.68	147,422	1.44	1.22	1.44		97
23.12	23.83	35,445	1.57	0.85	1.71		281
19.81	16.94	35,781	1.75	1.01	2.13		440
16.94	28.94	31,322	1.70	0.17	2.47		717
13.23	2.08	27,208	1.65	1.03	2.45		1,021

24.76	14.39	15,502	1.50	1.05	1.52		25
21.77	27.46	12,886	1.50	1.17	1.64		92
17.24	16.28	2,700	1.63	0.64	1.76		56
15.02	13.74	5,294	1.69	0.58	1.97		93
13.36	23.77	6,000	1.80	0.54	2.41		79
10.90	(11.85)	7,000	1.80	0.40	2.37		97

9.53	(2.56)	63,012	1.75	(0.29)	1.75		55
9.78	9.16	94,585	1.68	(0.29)	1.68		151
9.07	29.20	200,558	1.75	(0.51)	1.86		164
7.02	5.09	47,106	1.75	(0.60)	2.84	(h)	221
6.68	50.79	3,562	1.75	(1.02)	19.54	(h)	797
4.43	(16.26)	734	1.75	(1.26)	22.18	(h)	409

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Emerging Markets Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	$16.26	$(0.04	)(f)	$3.35	$3.31	$—	$—	$—
Year Ended October 31, 2006	12.14	(0.02	)(f)	4.14	4.12	—	—	—
Year Ended October 31, 2005	9.44	(0.08)		2.80	2.72	(0.02)	—	(0.02)
Year Ended October 31, 2004	7.45	0.03	(f)	2.02	2.05	(0.06)	—	(0.06)
Year Ended October 31, 2003	5.20	—	(f)(g)	2.28	2.28	(0.03)	—	(0.03)
Year Ended October 31, 2002	5.13	(0.03	)(f)	0.14	0.11	(0.04)	—	(0.04)

International Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	37.26	0.05	(f)	3.64	3.69	(0.01)	(1.62)	(1.63)
Year Ended October 31, 2006	30.65	0.17	(f)	7.25	7.42	(0.28)	(0.53)	(0.81)
Year Ended October 31, 2005	26.97	0.21		3.70	3.91	(0.23)	—	(0.23)
Year Ended October 31, 2004	23.10	0.13	(f)	3.85	3.98	(0.11)	—	(0.11)
Year Ended October 31, 2003	19.39	0.15	(f)	3.68	3.83	(0.12)	—	(0.12)
February 28, 2002 (d) through October 31, 2002	21.81	0.03	(f)	(2.43)	(2.40)	(0.02)	—	(0.02)

International Equity Index Fund
Six Months Ended April 30, 2007 (Unaudited)	24.93	0.08	(f)	3.76	3.84	(0.36)	(0.16)	(0.52)
July 1, 2006 through October 31, 2006 (e)	23.04	0.02		1.87	1.89	—	—	—
Year Ended June 30, 2006	18.42	0.25	(f)	4.62	4.87	(0.25)	—	(0.25)
Year Ended June 30, 2005	16.47	0.16		1.97	2.13	(0.18)	—	(0.18)
Year Ended June 30, 2004	12.42	0.07		4.04	4.11	(0.06)	—	(0.06)
Year Ended June 30, 2003	13.37	0.05		(1.01)	(0.96)	—	—	—
Year Ended June 30, 2002	15.32	(0.02)		(1.88)	(1.90)	(0.05)	—	(0.05)

International Growth Fund
Six Months Ended April 30, 2007 (Unaudited)	12.01	(0.06	)(f)	1.21	1.15	(0.04)	(1.11)	(1.15)
Year Ended October 31, 2006	9.84	(0.18)		2.35	2.17	—	—	—
Year Ended October 31, 2005	8.50	(0.06)		1.40	1.34	—	—	—
Year Ended October 31, 2004	7.70	(0.04)		0.84	0.80	—	—	—
Year Ended October 31, 2003	6.20	(0.01)		1.51	1.50	—	—	—
Year Ended October 31, 2002	7.19	(0.04)		(0.95)	(0.99)	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of offering of class of shares.
(e)	The Fund changed its fiscal year end from June 30 to October 31.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(i)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

104   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

				Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$—	(g)	$19.57	20.36%	$10,737	2.31%	(0.46)%	2.31%		10%
—	(g)	16.26	33.94	8,812	2.37	(0.14)	2.38		4
—	(g)	12.14	28.81	3,108	2.39	(0.18)	2.53		149
—		9.44	27.68	302	2.50	0.31	6.52	(h)	118
—		7.45	43.99	95	2.50	0.03	25.36	(h)	85
—		5.20	2.04	41	2.50	(0.34)	36.79	(h)	69

—	(g)	39.32	10.20	12,988	1.86	0.29	1.98		7
—	(g)	37.26	24.57	11,734	1.92	0.50	1.99		22
—	(g)	30.65	14.50	12,463	1.97	1.06	1.99		22
—		26.97	17.27	768	2.00	0.49	2.44	(h)	24
—		23.10	19.84	178	2.00	0.74	6.19	(h)	16
—		19.39	(11.00)	22	2.00	0.27	74.45	(h)	20

—	(g)	28.25	15.60	22,918	1.77	0.58	1.77		5
—		24.93	8.20	20,192	1.77	0.16	1.78		—
—		23.04	26.54	20,317	1.78	1.17	1.79		12
—		18.42	12.88	12,436	1.81	0.96	1.81		14
—		16.47	33.11	11,414	1.80	0.45	1.82		13
0.01		12.42	(7.11)	9,035	1.84	0.47	1.86		12
—		13.37	(12.39)	12,006	1.87	(0.23)	1.87		14

—		12.01	10.20	776	2.50	(0.98)	7.25		28
—		12.01	22.05	705	2.50	(0.67)	4.71		42
—	(g)	9.84	15.76	1,007	2.50	(0.50)	5.76		37
—		8.50	10.39	870	2.50	(0.58)	7.74		47
—		7.70	24.19	788	2.50	(0.14)	7.79		38
—		6.20	(13.77)	634	2.50	(0.62)	7.69		73

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Opportunities Fund
Six Months Ended April 30, 2007 (Unaudited)	$14.86	$0.06	(d)	$2.21	$2.27	$(0.11)	$—	$(0.11)
Year Ended October 31, 2006	11.53	0.09	(d)	3.36	3.45	(0.12)	—	(0.12)
Year Ended October 31, 2005	10.07	(0.09)		1.63	1.54	(0.08)	—	(0.08)
Year Ended October 31, 2004	9.03	0.02	(d)	1.16	1.18	(0.14)	—	(0.14)
Year Ended October 31, 2003	7.46	(0.04	)(d)	1.68	1.64	(0.07)	—	(0.07)
Year Ended October 31, 2002	8.63	(0.04)		(1.08)	(1.12)	(0.05)	—	(0.05)

International Value Fund
Six Months Ended April 30, 2007 (Unaudited)	16.37	0.10	(d)	2.38	2.48	(0.13)	—	(0.13)
Year Ended October 31, 2006	12.40	0.34	(d)	3.75	4.09	(0.12)	—	(0.12)
Year Ended October 31, 2005	10.41	0.14	(d)	2.09	2.23	(0.24)	—	(0.24)
Year Ended October 31, 2004	8.46	0.21	(d)	1.77	1.98	(0.03)	—	(0.03)
Year Ended October 31, 2003	6.96	(0.07	)(d)	1.82	1.75	(0.25)	—	(0.25)
Year Ended October 31, 2002	8.28	(0.02	)(d)	(1.18)	(1.20)	(0.12)	—	(0.12)

Intrepid European Fund
Six Months Ended April 30, 2007 (Unaudited)	26.04	0.10	(d)	4.37	4.47	(0.09)	(1.41)	(1.50)
Year Ended October 31, 2006	21.74	0.17	(d)	7.33	7.50	(0.04)	(3.16)	(3.20)
Year Ended October 31, 2005	18.71	0.10	(d)	4.09	4.19	(0.04)	(1.12)	(1.16)
Year Ended October 31, 2004	16.08	0.08	(d)	2.55	2.63	—	—	—
Year Ended October 31, 2003	12.63	(0.06	)(d)	3.59	3.53	(0.08)	—	(0.08)
Year Ended October 31, 2002	12.48	0.05	(d)	0.10	0.15	—	—	—

Japan Fund
Six Months Ended April 30, 2007 (Unaudited)	9.14	(0.03	)(d)	(0.22)	(0.25)	—	—	—
Year Ended October 31, 2006	8.53	(0.08	)(d)	0.81	0.73	—	(0.12)	(0.12)
Year Ended October 31, 2005	6.64	(0.08	)(d)	1.97	1.89	—	—	—
Year Ended October 31, 2004	6.36	(0.10	)(d)	0.38	0.28	—	—	—
Year Ended October 31, 2003	4.25	(0.11	)(d)	2.22	2.11	—	—	—
Year Ended October 31, 2002	5.13	(0.12)		(0.76)	(0.88)	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

106   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

<
				Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$—	(e)	$17.02	15.31%	$1,777	1.90%	0.75%	1.91%		45%
—	(e)	14.86	30.17	1,396	1.92	0.65	2.06		92
—	(e)	11.53	15.40	980	2.07	0.45	2.11		58
—		10.07	13.23	1,199	2.40	0.24	2.63		98
—		9.03	22.18	1,403	2.40	(0.58)	2.89		79
—		7.46	(13.05)	1,365	2.40	(0.30)	2.49		121

—	(e)	18.72	15.25	11,485	1.84	1.12	1.84		49
—	(e)	16.37	33.20	7,790	1.89	2.27	1.90		80
—	(e)	12.40	21.69	1,314	1.94	1.21	2.60		76
—		10.41	23.51	441	1.95	2.21	7.71	(f)	108
—		8.46	25.97	249	1.95	(0.94)	10.41	(f)	132
—		6.96	(14.72)	171	1.95	(0.16)	15.43	(f)	138

—	(e)	29.01	17.80	32,469	1.88	0.76	1.88		53
—	(e)	26.04	38.97	22,621	1.94	0.72	1.95		97
—	(e)	21.74	23.17	12,716	2.06	0.47	2.20		281
—		18.71	16.36	12,187	2.27	0.47	2.64		440
—		16.08	28.13	11,583	2.35	(0.47)	3.09		717
—		12.63	1.20	10,017	2.39	0.38	3.20		1,021

—	(e)	8.89	(2.74)	6,433	2.25	(0.72)	2.25		55
—	(e)	9.14	8.56	6,985	2.19	(0.80)	2.19		151
—	(e)	8.53	28.46	1,927	2.36	(1.13)	2.37		164
—		6.64	4.40	959	2.50	(1.46)	4.44	(f)	221
—		6.36	49.65	469	2.50	(2.18)	20.70	(f)	797
—		4.25	(17.15)	109	2.50	(2.25)	22.96	(f)	409

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Emerging Markets Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	$16.26	$(0.04	)(h)	$3.34	$3.30	$(0.06)	$—	$(0.06)
February 28, 2006 (d) through October 31, 2006	15.21	(0.05	)(h)	1.10	1.05	—	—	—

International Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	37.11	0.06	(h)	3.61	3.67	(0.01)	(1.62)	(1.63)
Year Ended October 31, 2006	30.57	0.20	(h)	7.19	7.39	(0.32)	(0.53)	(0.85)
Year Ended October 31, 2005	26.91	0.20		3.69	3.89	(0.23)	—	(0.23)
Year Ended October 31, 2004	23.05	0.11	(h)	3.86	3.97	(0.11)	—	(0.11)
January 31, 2003 (d) through October 31, 2003	18.43	0.08	(h)	4.65	4.73	(0.11)	—	(0.11)

International Equity Index Fund
Six Months Ended April 30, 2007 (Unaudited)	25.94	0.09	(h)	3.91	4.00	(0.37)	(0.16)	(0.53)
July 1, 2006 through October 31, 2006 (e)	23.97	0.01		1.96	1.97	—	—	—
Year Ended June 30, 2006	19.12	0.24	(h)	4.81	5.05	(0.20)	—	(0.20)
Year Ended June 30, 2005	17.05	0.19		2.02	2.21	(0.14)	—	(0.14)
Year Ended June 30, 2004	12.87	0.07		4.18	4.25	(0.07)	—	(0.07)
Year Ended June 30, 2003	13.85	0.06		(1.05)	(0.99)	—	—	—
Year Ended June 30, 2002	15.87	(0.01)		(1.96)	(1.97)	(0.05)	—	(0.05)

International Realty Fund
November 30, 2006 (f) through April 30, 2007 (Unaudited)	15.00	—	(h) (i)	2.05	2.05	(0.03)	—	(0.03)

International Value Fund
Six Months Ended April 30, 2007 (Unaudited)	16.37	0.14	(h)	2.33	2.47	(0.22)	—	(0.22)
July 11, 2006 (d) through October 31, 2006	15.06	—	(h)(i)	1.31	1.31	—	—	—

Intrepid European Fund
Six months ended April 30, 2007 (Unaudited)	25.97	0.12	(h)	4.34	4.46	(0.17)	(1.41)	(1.58)
Year Ended October 31, 2006	21.72	0.18	(h)	7.30	7.48	(0.07)	(3.16)	(3.23)
Year Ended October 31, 2005	18.69	0.09	(h)	4.10	4.19	(0.04)	(1.12)	(1.16)
Year Ended October 31, 2004	16.06	0.08	(h)	2.55	2.63	—	—	—
Year Ended October 31, 2003	12.62	(0.06	)(h)	3.58	3.52	(0.08)	—	(0.08)
Year Ended October 31, 2002	12.47	0.05	(h)	0.10	0.15	—	—	—

Intrepid International Fund (g)
Six Months Ended April 30, 2007 (Unaudited)	21.70	0.07	(h)	2.98	3.05	(0.14)	—	(0.14)
February 28, 2006 (d) through October 31, 2006	19.66	0.10	(h)	1.94	2.04	—	—	—

Japan Fund
Six Months Ended April 30, 2007 (Unaudited)	9.13	(0.03	)(h)	(0.22)	(0.25)	—	—	—
February 28, 2006 (d) through October 31, 2006	9.78	(0.06	)(h)	(0.59)	(0.65)	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of offering of class of shares.
(e)	The Fund changed its fiscal year end from June 30 to October 31.
(f)	Commencement of operations.
(g)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.01.
(j)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(k)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

108   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

				Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$—	(i)	$19.50	20.30%	$4,767	2.31%	(0.39)%	2.31%		10%
—	(i)	16.26	6.90	1,903	2.45	(0.48)	2.46		4

—	(i)	39.15	10.19	54,872	1.86	0.32	1.98		7
—	(i)	37.11	24.57	46,106	1.91	0.57	1.99		22
—	(i)	30.57	14.49	25,279	1.98	0.68	2.05		22
—		26.91	17.26	8,346	2.00	0.40	2.44	(j)	24
—		23.05	25.70	1,681	2.00	0.48	2.85	(j)	16

—	(i)	29.41	15.60	19,547	1.77	0.66	1.77		5
—		25.94	8.22	13,871	1.77	0.16	1.78		—
—	(i)	23.97	26.48	12,718	1.78	1.08	1.79		12
—	(i)	19.12	12.97	9,127	1.81	0.88	1.81		14
—		17.05	33.02	10,419	1.80	0.48	1.82		13
0.01		12.87	(7.08)	7,306	1.84	0.52	1.86		12
—		13.85	(12.43)	8,502	1.87	(0.21)	1.87		14

0.01		17.03	13.79	5,393	1.90	0.01	8.11		59

—	(i)	18.62	15.19	9,977	1.84	1.62	1.84		49
—	(i)	16.37	8.70	1,691	1.92	0.03	1.93		80

—	(i)	28.85	17.81	52,100	1.88	0.90	1.88		53
—	(i)	25.97	38.94	24,316	1.93	0.78	1.94		97
—	(i)	21.72	23.20	3,730	2.06	0.42	2.19		281
—		18.69	16.38	3,165	2.27	0.46	2.63		440
—		16.06	28.09	2,914	2.35	(0.42)	3.09		717
—		12.62	1.20	2,512	2.39	0.36	3.20		1,021

—	(i)	24.61	14.13	3,389	2.00	0.61	2.02		25
—	(i)	21.70	10.38	1,508	2.00	0.76	2.12		92

—	(i)	8.88	(2.74)	7,288	2.26	(0.55)	2.26		55
—	(i)	9.13	(6.65)	5,530	2.22	(0.91)	2.22		151

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

R Class

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	$37.63	$0.27	(f)	$3.65	$3.92	$(0.14)	$(1.62)	$(1.76)
May 15, 2006 (d) through October 31, 2006	37.07	0.14	(f)	0.82	0.96	(0.40)	—	(0.40)

International Realty Fund
November 30, 2006 (e) through April 30, 2007 (Unaudited)	15.00	0.12	(f)	2.00	2.12	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of offering of class of shares.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

110   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

				Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—	(g)	$39.79	10.74%	$52,490	0.86%	1.42%	1.03%	7%
—	(g)	37.63	2.67	30,533	0.86	0.82	1.07	22

0.01		17.08	14.21	1,514	0.95	1.68	6.81	59

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Asia Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	$26.64	$(0.03	)(f)	$5.86	$5.83	$(0.10)	$(0.49)	$(0.59)
Year Ended October 31, 2006	21.82	0.18	(f)	5.61	5.79	(0.15)	(0.82)	(0.97)
Year Ended October 31, 2005	18.37	0.15		3.50	3.65	(0.20)	—	(0.20)
Year Ended October 31, 2004	17.80	0.14	(f)	0.60	0.74	(0.17)	—	(0.17)
Year Ended October 31, 2003	13.71	0.16	(f)	3.93	4.09	—	—	—
June 28, 2002 (d) through October 31, 2002	15.86	—	(g)	(2.15)	(2.15)	—	—	—

Emerging Markets Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	16.62	0.02	(f)	3.43	3.45	(0.09)	—	(0.09)
Year Ended October 31, 2006	12.36	0.09	(f)	4.21	4.30	(0.04)	—	(0.04)
Year Ended October 31, 2005	9.58	(0.06)		2.90	2.84	(0.06)	—	(0.06)
Year Ended October 31, 2004	7.53	0.08	(f)	2.06	2.14	(0.09)	—	(0.09)
Year Ended October 31, 2003	5.23	0.05	(f)	2.28	2.33	(0.03)	—	(0.03)
Year Ended October 31, 2002	5.13	0.03	(f)	0.12	0.15	(0.05)	—	(0.05)

International Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	37.63	0.20	(f)	3.69	3.89	(0.11)	(1.62)	(1.73)
Year Ended October 31, 2006	30.90	0.51	(f)	7.27	7.78	(0.52)	(0.53)	(1.05)
Year Ended October 31, 2005	27.14	0.45		3.75	4.20	(0.44)	—	(0.44)
Year Ended October 31, 2004	23.19	0.33	(f)	3.90	4.23	(0.28)	—	(0.28)
Year Ended October 31, 2003	19.45	0.30	(f)	3.72	4.02	(0.28)	—	(0.28)
Year Ended October 31, 2002	21.20	0.21	(f)	(1.84)	(1.63)	(0.12)	—	(0.12)

International Equity Index Fund
Six Months Ended April 30, 2007 (Unaudited)	26.79	0.22	(f)	4.02	4.24	(0.59)	(0.16)	(0.75)
July 1, 2006 through October 31, 2006 (e)	24.67	0.10		2.02	2.12	—	—	—
Year Ended June 30, 2006	19.65	0.46	(f)	4.95	5.41	(0.39)	—	(0.39)
Year Ended June 30, 2005	17.53	0.36		2.11	2.47	(0.35)	—	(0.35)
Year Ended June 30, 2004	13.19	0.22		4.31	4.53	(0.19)	—	(0.19)
Year Ended June 30, 2003	14.10	0.19		(1.07)	(0.88)	(0.04)	—	(0.04)
Year Ended June 30, 2002	16.08	0.13		(1.99)	(1.86)	(0.12)	—	(0.12)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of offering of class of shares.
(e)	The Fund changed its fiscal year end from June 30 to October 31.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

112   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

				Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—	(g)	$31.88	22.15%	$314,308	1.50%	(0.18)%	1.55%	56%
—	(g)	26.64	27.30	270,131	1.50	0.73	1.60	99
—	(g)	21.82	19.99	69,986	1.50	1.25	1.95	78
—		18.37	4.21	18,101	1.50	0.78	2.17	175
—		17.80	29.83	24,443	1.50	1.17	2.71	172
—		13.71	(13.56)	14,043	1.50	(0.03)	2.58	106

—	(g)	19.98	20.79	280,550	1.56	0.26	1.56	10
—	(g)	16.62	34.85	263,684	1.62	0.60	1.62	4
—	(g)	12.36	29.77	127,937	1.64	0.51	1.69	149
—		9.58	28.72	32,733	1.75	0.96	2.13	118
—		7.53	44.84	22,620	1.75	0.88	2.26	85
—		5.23	2.75	18,660	1.75	0.56	2.04	69

—	(g)	39.79	10.64	4,027,747	1.06	1.04	1.23	7
—	(g)	37.63	25.66	4,098,105	1.06	1.46	1.24	22
—	(g)	30.90	15.50	2,520,087	1.07	1.66	1.28	22
—		27.14	18.31	1,243,387	1.10	1.28	1.52	24
—		23.19	20.90	813,466	1.10	1.45	1.55	16
—		19.45	(7.74)	247,426	1.03	1.03	1.54	20

—	(g)	30.28	16.10	1,456,797	0.82	1.57	1.02	5
—		26.79	8.59	1,243,966	0.82	1.12	1.03	—
—	(g)	24.67	27.74	1,170,044	0.82	1.99	1.04	12
—	(g)	19.65	14.04	877,944	0.81	1.91	0.90	14
—		17.53	34.38	798,323	0.80	1.46	0.82	13
0.01		13.19	(6.12)	560,910	0.84	1.59	0.86	12
—		14.10	(11.55)	564,207	0.87	0.79	0.87	14

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Opportunities Fund
Six Months Ended April 30, 2007 (Unaudited)	$15.16	$0.12	(g)	$2.25	$2.37	$(0.20)	$—	$(0.20)
Year Ended October 31, 2006	11.75	0.17	(g)	3.46	3.63	(0.22)	—	(0.22)
Year Ended October 31, 2005	10.31	0.17		1.50	1.67	(0.23)	—	(0.23)
Year Ended October 31, 2004	9.22	0.15	(g)	1.18	1.33	(0.24)	—	(0.24)
Year Ended October 31, 2003	7.53	0.05	(g)	1.72	1.77	(0.08)	—	(0.08)
Year Ended October 31, 2002	8.64	0.08		(1.10)	(1.02)	(0.09)	—	(0.09)

International Realty Fund
November 30, 2006 (d) through April 30, 2007 (Unaudited)	15.00	0.08	(g)	2.02	2.10	(0.04)	—	(0.04)

International Value Fund
Six Months Ended April 30, 2007 (Unaudited)	16.76	0.18	(g)	2.43	2.61	(0.22)	—	(0.22)
Year Ended October 31, 2006	12.65	0.40	(g)	3.89	4.29	(0.18)	—	(0.18)
Year Ended October 31, 2005	10.59	0.22	(g)	2.12	2.34	(0.28)	—	(0.28)
Year Ended October 31, 2004	8.58	0.25	(g)	1.81	2.06	(0.05)	—	(0.05)
Year Ended October 31, 2003	7.01	(0.01	)(g)	1.83	1.82	(0.25)	—	(0.25)
Year Ended October 31, 2002	8.28	0.07	(g)	(1.22)	(1.15)	(0.12)	—	(0.12)

Intrepid European Fund
Six Months Ended April 30, 2007 (Unaudited)	28.18	0.22	(g)	4.74	4.96	(0.23)	(1.41)	(1.64)
Year Ended October 31, 2006	23.28	0.40	(g)	7.87	8.27	(0.21)	(3.16)	(3.37)
Year Ended October 31, 2005	19.96	0.33	(g)	4.32	4.65	(0.20)	(1.13)	(1.33)
Year Ended October 31, 2004	17.00	0.29	(g)	2.67	2.96	— (h)	—	— (h)
Year Ended October 31, 2003	13.26	0.05	(g)	3.78	3.83	(0.09)	—	(0.09)
Year Ended October 31, 2002	12.97	0.14	(g)	0.15	0.29	—	—	—

Intrepid International Fund (e)
Six Months Ended April 30, 2007 (Unaudited)	22.08	0.16	(g)	3.03	3.19	(0.19)	—	(0.19)
February 28, 2006 (f) through October 31, 2006	19.90	0.20	(g)	1.98	2.18	—	—	—

Japan Fund
Six Months Ended April 30, 2007 (Unaudited)	9.79	(0.01	)(g)	(0.23)	(0.24)	(0.03)	—	(0.03)
February 28, 2006 (f) through October 31, 2006	10.43	(0.01	)(g)	(0.63)	(0.64)	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of operations.
(e)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.
(f)	Commencement of offering of class of shares.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

114   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

				Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—	(h)	$17.33	15.74%	$62,331	1.15%	1.43%	1.16%	45%
—	(h)	15.16	31.25	55,237	1.17	1.24	1.30	92
—	(h)	11.75	16.37	74,050	1.16	1.69	1.17	58
—		10.31	14.63	37,206	1.20	1.55	1.30	98
—		9.22	23.77	30,969	1.20	0.58	1.37	79
—		7.53	(11.98)	33,428	1.20	0.89	1.22	121

0.01		17.07	14.12	5,074	1.15	1.22	8.00	59

—	(h)	19.15	15.68	435,015	1.09	1.96	1.09	49
—	(h)	16.76	34.22	259,906	1.14	2.63	1.14	80
—	(h)	12.65	22.47	52,274	1.22	1.86	1.31	76
—		10.59	24.17	18,023	1.37	2.57	1.76	108
—		8.58	26.89	16,538	1.39	(0.15)	1.86	132
—		7.01	(14.09)	16,905	1.29	0.85	1.49	138

—	(h)	31.50	18.23	269,045	1.13	1.53	1.13	53
—	(h)	28.18	40.01	236,203	1.19	1.60	1.20	97
—	(h)	23.28	24.16	71,960	1.24	1.47	1.35	281
—		19.96	17.43	20,897	1.37	1.54	1.71	440
—		17.00	29.14	11,225	1.47	0.38	2.20	717
—		13.26	2.24	8,461	1.50	1.06	2.43	1,021

—	(h)	25.08	14.54	1,392,159	1.25	1.36	1.27	25
—	(h)	22.08	10.95	521,615	1.25	1.46	1.38	92

—	(h)	9.52	(2.47)	331,805	1.49	(0.21)	1.49	55
—	(h)	9.79	(6.14)	799,762	1.47	(0.09)	1.47	151

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Asia Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	$26.72	$—	(e) (f)	$5.87	$5.87	$(0.15)	$(0.49)	$(0.64)
Year Ended October 31, 2006	21.84	0.22	(e)	5.62	5.84	(0.14)	(0.82)	(0.96)
Year Ended October 31, 2005	18.40	0.29		3.39	3.68	(0.24)	—	(0.24)
Year Ended October 31, 2004	17.84	0.17	(e)	0.59	0.76	(0.20)	—	(0.20)
Year Ended October 31, 2003	13.71	0.17	(e)	3.96	4.13	—	—	—
June 28, 2002 (d) through October 31, 2002	15.86	—		(2.15)	(2.15)	—	—	—

Emerging Markets Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	16.79	0.04	(e)	3.45	3.49	(0.11)	—	(0.11)
Year Ended October 31, 2006	12.47	0.12	(e)	4.25	4.37	(0.05)	—	(0.05)
Year Ended October 31, 2005	9.66	0.08		2.81	2.89	(0.08)	—	(0.08)
Year Ended October 31, 2004	7.59	0.11	(e)	2.07	2.18	(0.11)	—	(0.11)
Year Ended October 31, 2003	5.25	0.07	(e)	2.31	2.38	(0.04)	—	(0.04)
Year Ended October 31, 2002	5.14	0.04	(e)	0.12	0.16	(0.05)	—	(0.05)

International Opportunities Fund
Six Months Ended April 30, 2007 (Unaudited)	15.25	0.14	(e)	2.26	2.40	(0.24)	—	(0.24)
Year Ended October 31, 2006	11.82	0.19	(e)	3.48	3.67	(0.24)	—	(0.24)
Year Ended October 31, 2005	10.36	0.15		1.56	1.71	(0.25)	—	(0.25)
Year Ended October 31, 2004	9.26	0.18	(e)	1.18	1.36	(0.26)	—	(0.26)
Year Ended October 31, 2003	7.55	0.08	(e)	1.71	1.79	(0.08)	—	(0.08)
Year Ended October 31, 2002	8.64	0.09		(1.08)	(0.99)	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of offering of class of shares.
(e)	Calculated based upon average shares outstanding.
(f)	Amount less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

116   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

				Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—	(f)	$31.95	22.23%	$47,204	1.35%	0.03%	1.40%	56%
—	(f)	26.72	27.52	20,140	1.35	0.90	1.45	99
—	(f)	21.84	20.19	7,990	1.36	1.26	1.92	78
—		18.40	4.29	16,905	1.35	0.93	2.03	175
—		17.84	30.12	13,887	1.35	1.16	2.65	172
—		13.71	(30.56)	6,463	1.35	0.08	2.53	106

—	(f)	20.17	20.86	130,861	1.41	0.45	1.41	10
—	(f)	16.79	35.14	92,060	1.43	0.77	1.47	4
—	(f)	12.47	30.08	61,981	1.45	0.75	1.53	149
—		9.66	29.08	49,660	1.45	1.28	1.88	118
—		7.59	45.49	58,658	1.45	1.18	1.95	85
—		5.25	3.04	47,503	1.45	0.83	1.77	69

—	(f)	17.41	15.86	113,583	0.92	1.78	1.01	45
—	(f)	15.25	31.48	77,502	0.92	1.33	1.15	92
—	(f)	11.82	16.76	57,924	0.92	1.44	1.02	58
—		10.36	14.93	139,827	0.92	1.78	1.09	98
—		9.26	24.02	133,907	0.92	1.10	1.09	79
—		7.55	(11.67)	209,286	0.92	1.21	0.98	121

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   117

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class (continued)

					Per share operating performance

		Investment operations				Distributions

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Value Fund
Six Months Ended April 30, 2007 (Unaudited)	$16.83	$0.19	(e)	$2.43	$2.62	$(0.23)	$—	$(0.23)
Year Ended October 31, 2006	12.70	0.42	(e)	3.91	4.33	(0.20)	—	(0.20)
Year Ended October 31, 2005	10.64	0.23	(e)	2.15	2.38	(0.32)	—	(0.32)
Year Ended October 31, 2004	8.61	0.29	(e)	1.83	2.12	(0.09)	—	(0.09)
Year Ended October 31, 2003	7.02	0.02	(e)	1.82	1.84	(0.25)	—	(0.25)
Year Ended October 31, 2002	8.28	0.06	(e)	(1.19)	(1.13)	(0.13)	—	(0.13)

Intrepid European Fund
Six Months Ended April 30, 2007 (Unaudited)	28.54	0.25	(e)	4.79	5.04	(0.28)	(1.41)	(1.69)
Year Ended October 31, 2006	23.53	0.44	(e)	7.97	8.41	(0.24)	(3.16)	(3.40)
Year Ended October 31, 2005	20.16	0.33	(e)	4.43	4.76	(0.27)	(1.12)	(1.39)
Year Ended October 31, 2004	17.17	0.40	(e)	2.65	3.05	(0.06)	—	(0.06)
Year Ended October 31, 2003	13.33	0.12	(e)	3.82	3.94	(0.10)	—	(0.10)
Year Ended October 31, 2002	12.99	0.24	(e)	0.10	0.34	—	—	—

Intrepid International Fund (d)
Six Months Ended April 30, 2007 (Unaudited)	22.11	0.17	(e)	3.06	3.23	(0.21)	—	(0.21)
Year Ended October 31, 2006	17.52	0.36	(e)	4.51	4.87	(0.28)	—	(0.28)
Year Ended October 31, 2005	15.27	0.31		2.25	2.56	(0.31)	—	(0.31)
Year Ended October 31, 2004	13.60	0.19	(e)	1.75	1.94	(0.27)	—	(0.27)
Year Ended October 31, 2003	11.02	0.15	(e)	2.55	2.70	(0.12)	—	(0.12)
Year Ended October 31, 2002	12.43	0.14	(e)	(1.51)	(1.37)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Prior to December 15, 2005, the Fund was named Tax Aware International Opportunities Fund.
(e)	Calculated based upon average shares outstanding.
(f)	Amount less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

118   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

				Ratios/Supplemental data

					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—	(f)	$19.22	15.72%	$79,094	0.94%	2.08%	0.94%	49%
—	(f)	16.83	34.47	51,749	0.94	2.82	1.01	80
—	(f)	12.70	22.82	34,624	0.95	2.00	1.16	76
—		10.64	24.85	28,804	0.95	2.98	1.49	108
—		8.61	27.23	26,356	0.95	0.28	1.55	132
—		7.02	(13.89)	28,644	0.95	0.91	1.16	138

—	(f)	31.89	18.31	243,122	0.98	1.67	0.98	53
—	(f)	28.54	40.27	144,301	1.00	1.75	1.05	97
—	(f)	23.53	24.56	48,448	1.00	1.47	1.24	281
—		20.16	17.83	37,115	1.00	2.10	1.48	440
—		17.17	29.83	12,038	1.00	0.86	2.01	717
—		13.33	2.62	6,305	1.00	1.81	2.25	1,021

—	(f)	25.13	14.71	239,635	1.00	1.45	1.12	25
—	(f)	22.11	28.07	496,326	1.00	1.74	1.24	92
—	(f)	17.52	16.97	103,598	1.00	1.46	1.23	56
—		15.27	14.44	138,282	1.00	1.31	1.34	93
—		13.60	24.74	135,000	1.00	1.31	1.41	79
—		11.02	11.08	149,000	1.00	1.08	1.32	97

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   119

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (“the Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 11 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Asia Equity Fund	Class A, Select Class and Institutional Class	JPM I
Emerging Markets Equity Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
International Equity Fund	Class A, Class B, Class C, R Class and Select Class	JPM I
International Equity Index Fund	Class A, Class B, Class C and Select Class	JPM II
International Growth Fund	Class A and Class B	JPM I
International Opportunities Fund	Class A, Class B, Select Class and Institutional Class	JPM I
International Realty Fund	Class A, Class C, R Class and Select Class	JPM I
International Value Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
Intrepid European Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
Intrepid International Fund	Class A, Class C, Select Class and Institutional Class	JPM I
Japan Fund	Class A, Class B, Class C and Select Class	JPM I

The International Equity Index Fund has changed its fiscal year end from June 30th to October 31st.

The International Realty Fund commenced operations on November 30, 2006.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the R Class, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot

120   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following are the market values and percentages of net assets of illiquid securities as of April 30, 2007 (amounts in thousands):

	Market Value		Percentage
International Equity Fund	$—	(a)	—	(b)%
International Value Fund	—	(a)	—	(b)
Intrepid European Fund	—	(a)	—	(b)

(a)	Amount rounds to less than $1,000.
(b)	Amount rounds to less than 0.1%.

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

As of April 30, 2007, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

F. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. Some of the Funds may also enter into forward foreign currency exchange contracts in an attempt to generate gains to the Fund. The values of forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   121

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of April 30, 2007, the Funds had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

G. Securities Lending — To generate additional income, each Fund (except the International Growth Fund, International Realty Fund and Intrepid International Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the six months ended April 30, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of April 30, 2007, the following Funds had securities with the following market values on loan, received the following collateral and for the six months then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Emerging Markets Equity Fund	$4	$13,027	$12,194
International Equity Fund	454	944,679	901,412
International Equity Index Fund	1	363,821	338,959
International Opportunities Fund	15	43,766	41,595
International Value Fund	29	140,596	128,725
Intrepid European Fund	49	177,367	163,230
Japan Fund	72	47,606	45,264

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

122   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for the International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

M. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. The redemption fee applies to most shares purchased after February 18, 2005. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

N. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for financial statements in the first fiscal period beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Investment Advisory Fee
Asia Equity Fund	1.00%
Emerging Markets Equity Fund	1.00
International Equity Fund	0.80
International Equity Index Fund	0.55
International Growth Fund	0.80
International Opportunities Fund	0.60
International Realty Fund	0.90
International Value Fund	0.60
Intrepid European Fund	0.65
Intrepid International Fund	0.85
Japan Fund	1.00

The Advisor, on behalf of Asia Equity Fund, has entered into an investment sub-advisory agreement with JF International Management Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For its services as sub-advisor, JFIMI receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or their affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed to the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   123

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended are as follows (amounts in thousands):

Six Months Ended 4/30/07
International Equity Index Fund	$11
International Opportunities Fund	5
International Value Fund	17

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Asia Equity Fund	0.25%	n/a	n/a
Emerging Markets Equity Fund	0.25	0.75%	0.75%
International Equity Fund	0.25	0.75	0.75
International Equity Index Fund	0.25	0.75	0.75
International Growth Fund	0.25	0.75	n/a
International Opportunities Fund	0.25	0.75	n/a
International Realty Fund	0.25	n/a	0.75
International Value Fund	0.25	0.75	0.75
Intrepid European Fund	0.25	0.75	0.75
Intrepid International Fund	0.25	n/a	0.75
Japan Fund	0.25	0.75	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2007, the Distributor retained the following amounts (in thousands):

	Front End Sales Charge	CDSC
Asia Equity Fund	$12	$—
Emerging Markets Equity Fund	18	8
International Equity Fund	23	7
International Equity Index Fund	52	21
International Opportunities Fund	2	—	(b)
International Realty Fund (a)	7	—	(b)
International Value Fund	29	4
Intrepid European Fund	174	30
Intrepid International Fund	15	—	(b)
Japan Fund	27	91

(a)	For the period November 30, 2006 through April 30, 2007.
(b)	Amount rounds to less than $1,000.

124   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Institutional Class
Asia Equity Fund	0.25%	n/a	n/a	n/a	0.25%	0.10%
Emerging Markets Equity Fund	0.25	0.25%	0.25%	n/a	0.25	0.10
International Equity Fund	0.25	0.25	0.25	0.05%	0.25	n/a
International Equity Index Fund	0.25	0.25	0.25	n/a	0.25	n/a
International Growth Fund	0.25	0.25	n/a	n/a	n/a	n/a
International Opportunities Fund	0.25	0.25	n/a	n/a	0.25	0.10
International Realty Fund	0.25	n/a	0.25	0.05	0.25	n/a
International Value Fund	0.25	0.25	0.25	n/a	0.25	0.10
Intrepid European Fund	0.25	0.25	0.25	n/a	0.25	0.10
Intrepid International Fund	0.25	n/a	0.25	n/a	0.25	0.10
Japan Fund	0.25	0.25	0.25	n/a	0.25	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Institutional Class
Asia Equity Fund	1.75%	n/a	n/a	n/a	1.50%	1.35%
Emerging Markets Equity Fund	2.00	2.50%	2.50%	n/a	1.75	1.45
International Equity Fund	1.31	2.00	2.00	0.86%	1.06	n/a
International Equity Index Fund	1.18	1.93	1.93	n/a	0.93	n/a
International Growth Fund	2.00	2.50	n/a	n/a	n/a	n/a
International Opportunities Fund	1.42	1.92	n/a	n/a	1.17	0.92
International Realty Fund	1.40	n/a	1.90	0.95	1.15	n/a
International Value Fund	1.45	1.95	1.95	n/a	1.41	0.95
Intrepid European Fund	1.75	2.50	2.50	n/a	1.50	1.00
Intrepid International Fund	1.80	n/a	2.00	n/a	1.25	1.00
Japan Fund	1.75	2.50	2.50	n/a	1.50	n/a

The contractual expense limitation agreements were in effect for the six months ended April 30, 2007. The expense limitation percentages in the table above are in place until at least February 29, 2008.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   125

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

For the six months ended April 30, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing		Total		Contractual Reimbursements
Asia Equity Fund	$33	$55	$—		$88		$—
International Equity Fund	2,385	192	1,067		3,644		—
International Equity Index Fund	—	—	603		603		—
International Growth Fund	13	1	4		18		58
International Opportunities Fund	1	3	40		44		—
International Realty Fund (a)	25	3	1		29		154
International Value Fund	—	—	—	(b)	—	(b)	—
Intrepid International Fund	—	156	118		274		—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
International Equity Fund	$35	$3	$—	$38
International Equity Index Fund	—	—	797	797
Intrepid International Fund	—	2	—	2

(a)	For the period November 30, 2006 through April 30, 2007.
(b)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2007, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

126   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

4. Investment Transactions

During the six months ended April 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Asia Equity Fund	$184,016	$179,773
Emerging Markets Equity Fund	45,022	51,532
International Equity Fund	323,523	727,220
International Equity Index Fund	122,175	74,764
International Growth Fund	910	882
International Opportunities Fund	90,210	72,927
International Realty Fund (a)	18,451	4,333
International Value Fund	386,888	214,960
Intrepid European Fund	520,945	345,908
Intrepid International Fund	757,843	322,213
Japan Fund	387,274	871,812

(a)	For the period November 30, 2006 through April 30, 2007.

During the six months ended April 30, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Equity Fund	$286,682	$75,332	$1,726	$73,606
Emerging Markets Equity Fund	285,528	181,060	407	180,653
International Equity Fund	3,866,427	1,423,904	47,291	1,376,613
International Equity Index Fund	1,235,596	757,655	17,496	740,159
International Growth Fund	2,471	991	35	956
International Opportunities Fund	191,581	41,351	1,572	39,779
International Realty Fund	14,172	753	148	605
International Value Fund	646,769	80,948	3,877	77,071
Intrepid European Fund	856,073	148,662	5,306	143,356
Intrepid International Fund	1,357,428	264,740	14,018	250,722
Japan Fund	427,160	45,242	13,271	31,971

6. Borrowings

The Funds, except International Realty Fund, rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds, except International Realty Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   127

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

The outstanding borrowings from another fund or from the unsecured, uncommitted credit facility and the average borrowings for the six months ended April 30, 2007 were as follows (amounts in thousands):

	Outstanding Balance at April 30, 2007	Average Borrowings	Number of Days Used	Interest Paid
International Equity Index Fund	$2,516	$2,516	1	—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2007, substantially all of the Funds’ net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2007, International Equity Fund, International Growth Fund and Intrepid European Fund invested approximately 24.0%, 24.0% and 23.4% of their respective portfolios in issuers in the United Kingdom. As of April 30, 2007, International Realty Fund and Intrepid International Fund invested approximately 33.7% and 20.9% of their respective portfolios in issuers in Japan. As of April 30, 2007, Asia Equity Fund invested approximately 26.3% of its respective portfolio in issuers in South Korea. As of April 30, 2007, International Equity Index Fund invested approximately 17.4% of its respective portfolio in Commercial Banks. As of April 30, 2007, International Realty Fund invested approximately 22.0% and 47.1%, respectively, of its portfolio in Diversified and Real Estate Management & Development. As of April 30, 2007, Japan Fund invested approximately 28.9% and 20.6%, respectively, of its portfolio in Consumer Discretionary and Financials.

A Fund’s shares may be held by the Fund’s investment advisor or an affiliate. In addition, from time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

On June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisers, Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were a series of One Group Mutual Funds (now known as JPM II) it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits were led by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

128   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

JPM I, JPM II, any series thereof, or any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

9. Transfers-In-Kind

After the close of business on February 3, 2006, several common trust funds managed by JPMCB, transferred securities in-kind to the International Equity Fund in a tax-free exchange. The common trust funds purchased Select Class Shares of the International Equity Fund and the International Equity Fund received portfolio securities with market values as listed below, including net unrealized appreciation of approximately $169,990,000, in exchange for these shares. The cost basis of the portfolio securities transferred to the International Equity Fund is equal to the common trust funds’ cost of the securities at the time of the in-kind transfer.

	Market Value of Securities Transferred to the International Equity Fund (amounts in thousands)	Number of Select Class Shares Issued (amounts in thousands)
JPMorgan Chase Bank International Fund	$669,429	19,580
JPMorgan Chase Bank International Equity Trust	172,111	5,034
	$841,540	24,614

10. Subsequent Events

On June 25, 2007, a majority of the outstanding shares of beneficial interest of the Japan Fund were redeemed.

The International Growth Fund has received written notice from its sole remaining shareholder that it intends to redeem a majority of its shares of beneficial interest on or about June 29, 2007.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   129

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	136	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	136	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	136	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	136
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	136	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	136	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	136	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	136	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

130   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	136	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	136	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	136	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	136	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	136
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (136 funds).
*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   131

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.
**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

132   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2007

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006, and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year be fore expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2006	Ending Account Value, April 30, 2007	Expenses Paid During November 1, 2006 to April 30, 2007	Annualized Expense Ratio
Asia Equity Fund
Class A
Actual*	$1,000.00	$1,220.20	$9.63	1.75%
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Select Class
Actual*	1,000.00	1,221.50	8.26	1.50
Hypothetical*	1,000.00	1,017.36	7.50	1.50

Institutional Class
Actual*	1,000.00	1,222.30	7.44	1.35
Hypothetical*	1,000.00	1,018.10	6.76	1.35

Emerging Markets Equity Fund
Class A
Actual*	1,000.00	1,206.40	9.90	1.81
Hypothetical*	1,000.00	1,015.47	9.05	1.81
Class B
Actual*	1,000.00	1,203.60	12.62	2.31
Hypothetical*	1,000.00	1,013.34	11.53	2.31
Class C
Actual*	1,000.00	1,203.00	12.62	2.31
Hypothetical*	1,000.00	1,013.34	11.53	2.31

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   133

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2007

	Beginning Account Value, November 1, 2006	Ending Account Value, April 30, 2007	Expenses Paid During November 1, 2006 to April 30, 2007	Annualized Expense Ratio
Select Class
Actual*	$1,000.00	$1,207.90	$8.54	1.56%
Hypothetical*	1,000.00	1,017.06	7.80	1.56
Institutional Class
Actual*	1,000.00	1,208.60	7.72	1.41
Hypothetical*	1,000.00	1,017.80	7.05	1.41

International Equity Fund
Class A
Actual*	1,000.00	1,105.20	6.84	1.31
Hypothetical*	1,000.00	1,018.30	6.56	1.31
Class B
Actual*	1,000.00	1,102.00	9.69	1.86
Hypothetical*	1,000.00	1,015.57	9.30	1.86
Class C
Actual*	1,000.00	1,101.90	9.69	1.86
Hypothetical*	1,000.00	1,015.57	9.30	1.86
R Class
Actual*	1,000.00	1,107.40	4.49	0.86
Hypothetical*	1,000.00	1,020.53	4.31	0.86
Select Class
Actual*	1,000.00	1,106.40	5.54	1.06
Hypothetical*	1,000.00	1,019.54	5.31	1.06

International Equity Index Fund
Class A
Actual*	1,000.00	1,159.80	5.73	1.07
Hypothetical*	1,000.00	1,019.49	5.36	1.07
Class B
Actual*	1,000.00	1,156.00	9.46	1.77
Hypothetical*	1,000.00	1,016.02	8.85	1.77
Class C
Actual*	1,000.00	1,156.00	9.46	1.77
Hypothetical*	1,000.00	1,016.02	8.85	1.77
Select Class
Actual*	1,000.00	1,161.00	4.39	0.82
Hypothetical*	1,000.00	1,020.73	4.11	0.82

International Growth Fund
Class A
Actual*	1,000.00	1,104.30	10.44	2.00
Hypothetical*	1,000.00	1,014.88	9.99	2.00
Class B
Actual*	1,000.00	1,102.00	13.03	2.50
Hypothetical*	1,000.00	1,012.40	12.47	2.50

International Opportunities Fund
Class A
Actual*	1,000.00	1,156.20	7.48	1.40
Hypothetical*	1,000.00	1,017.85	7.00	1.40

134   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

	Beginning Account Value, November 1, 2006	Ending Account Value, April 30, 2007	Expenses Paid During November 1, 2006 to April 30, 2007	Annualized Expense Ratio
Class B
Actual*	$1,000.00	$1,153.10	$10.14	1.90%
Hypothetical*	1,000.00	1,015.37	9.49	1.90
Select Class
Actual*	1,000.00	1,157.40	6.15	1.15
Hypothetical*	1,000.00	1,019.09	5.76	1.15
Institutional Class
Actual*	1,000.00	1,158.60	4.92	0.92
Hypothetical*	1,000.00	1,020.23	4.61	0.92

International Realty Fund
Class A
Actual**	1,000.00	1,140.30	6.24	1.40
Hypothetical*	1,000.00	1,017.85	7.00	1.40
Class C
Actual**	1,000.00	1,137.90	8.46	1.90
Hypothetical*	1,000.00	1,015.37	9.49	1.90
R Class
Actual**	1,000.00	1,142.10	4.24	0.95
Hypothetical*	1,000.00	1,020.08	4.76	0.95
Select Class
Actual**	1,000.00	1,141.20	5.13	1.15
Hypothetical*	1,000.00	1,019.09	5.76	1.15

International Value Fund
Class A
Actual*	1,000.00	1,154.90	7.16	1.34
Hypothetical*	1,000.00	1,018.15	6.71	1.34
Class B
Actual*	1,000.00	1,152.50	9.82	1.84
Hypothetical*	1,000.00	1,015.67	9.20	1.84
Class C
Actual*	1,000.00	1,151.90	9.82	1.84
Hypothetical*	1,000.00	1,015.67	9.20	1.84
Select Class
Actual*	1,000.00	1,156.80	5.83	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Institutional Class
Actual*	1,000.00	1,157.20	5.03	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94

Intrepid European Fund
Class A
Actual*	1,000.00	1,180.50	7.46	1.38
Hypothetical*	1,000.00	1,017.95	6.90	1.38
Class B
Actual*	1,000.00	1,178.00	10.15	1.88
Hypothetical*	1,000.00	1,015.47	9.39	1.88

APRIL 30, 2007        JPMORGAN INTERNATIONAL EQUITY FUNDS   135

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2007

	Beginning Account Value, November 1, 2006	Ending Account Value, April 30, 2007	Expenses Paid During November 1, 2006 to April 30, 2007	Annualized Expense Ratio
Class C
Actual*	$1,000.00	$1,178.10	$10.15	1.88%
Hypothetical*	1,000.00	1,015.47	9.39	1.88
Select Class
Actual*	1,000.00	1,182.30	6.11	1.13
Hypothetical*	1,000.00	1,019.19	5.66	1.13
Institutional Class
Actual*	1,000.00	1,183.10	5.30	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98

Intrepid International Fund
Class A
Actual*	1,000.00	1,143.90	7.97	1.50
Hypothetical*	1,000.00	1,017.36	7.50	1.50
Class C
Actual*	1,000.00	1,141.30	10.62	2.00
Hypothetical*	1,000.00	1,014.88	9.99	2.00
Select Class
Actual*	1,000.00	1,145.40	6.65	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Institutional Class
Actual*	1,000.00	1,147.10	5.32	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00

Japan Fund
Class A
Actual*	1,000.00	974.40	8.57	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class B
Actual*	1,000.00	972.60	11.00	2.25
Hypothetical*	1,000.00	1,013.64	11.23	2.25
Class C
Actual*	1,000.00	972.60	11.05	2.26
Hypothetical*	1,000.00	1,013.59	11.28	2.26
Select Class
Actual*	1,000.00	975.30	7.30	1.49
Hypothetical*	1,000.00	1,017.41	7.45	1.49

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 152/365 (to reflect the actual period). The International Realty Fund commenced operations on November 30, 2006.

136   JPMORGAN INTERNATIONAL EQUITY FUNDS        APRIL 30, 2007

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. April 2007.	SAN-INTEQ-407

SEMI-ANNUAL REPORT
SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

JPMorgan Funds

Tax Aware
Funds

JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Tax Aware Real Return Fund
JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Tax Aware U.S. Equity Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Tax Aware Disciplined Equity Fund	2
JPMorgan Tax Aware Enhanced Income Fund	4
JPMorgan Tax Aware Large Cap Growth Fund	6
JPMorgan Tax Aware Real Return Fund	8
JPMorgan Tax Aware Short-Intermediate Income Fund	10
JPMorgan Tax Aware U.S. Equity Fund	12
Schedules of Portfolio Investments	14
Financial Statements	34
Financial Highlights	48
Notes to Financial Statements	60
Trustees	67
Officers	69
Schedule of Shareholder Expenses	70

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 11, 2007

Dear Shareholder:

We are pleased to present this semi-annual report for certain JPMorgan Tax Aware Funds. Inside, you’ll find information detailing the performance of the Funds for the six months ended April 30, 2007, along with reports from the portfolio managers.

“We foresee another year of positive performance; however, high-single-digit to low-double-digit returns are more likely for 2007, as the current business cycle continues to mature.”

Financial markets post healthy gains

Optimism kept the financial markets in positive territory during the six-month period. For the stock market, positive corporate earnings results, relatively tame inflation and expectations for continued — albeit slower — economic growth fueled gains. Bond investors remained convinced that the slow-growth economy would prompt the Federal Reserve (Fed) to change its course on monetary policy.

Stocks overcome downturn

Despite a severe but short correction, the U. S. stock market ended the period with a robust gain of 8.60% (S&P 500 Index). Mid-cap stocks fared even better, with the Russell Midcap Index returning 12.24%, but small-cap stocks lagged its counterparts, with the Russell 2000 Index returning 6.88%.

Stock market gains remained relatively consistent until late February, when a sharp pullback in Chinese stocks — combined with a downward revision in fourth-quarter gross domestic product (GDP) and remarks from former Fed Chairman Alan Greenspan about a potential U.S. recession — triggered a massive sell-off of U.S. stocks. The S&P 500 Index lost 3.5% of its value in a single day (February 27).

In retrospect, the correction was short-lived and had little lasting impact. By mid-March, stocks had resumed their ascent, which continued with few interruptions through the end of April. The catalyst for renewed optimism was the Federal Open Market Committee’s March policy statement, which indicated that the Fed would insure against downside risks to U.S. growth. In addition, stronger-than-expected first-quarter corporate earnings supported stock market gains and outweighed the impact of disappointing first-quarter GDP data.

Despite volatility, rates show little change

Although the bond market experienced bouts of volatility during the six-month period, as investors tried to gauge the timing and magnitude of the Fed’s future rate policy, yields changed little from October 31, 2006, to April 30, 2007. The yield on the benchmark 10-year U.S. Treasury, for example, began the period at 4.61% and finished at 4.63%. The yield curve resumed its normal upward slope from five years and beyond, but it remained inverted at the shorter end. The yield on the five-year Treasury was 4.51% on April 30, compared to 4.60% and 4.89% for the two- and one-year Treasuries, respectively.

In terms of total return, most sectors of the bond market posted healthy gains for the six-month period. Within the investment-grade universe, sector returns varied little, and the Lehman Brothers Aggregate Bond Index posted a total return of 2.64% for the six months. Risk remained in demand, leading to outperformance for the high-yield sector of the bond market. The Lehman Brothers High Yield Corporate Bond Index returned 6.88% for the period.

Outlook remains positive, but subdued

Although stock markets have powered higher since February’s sell-off, we do not expect the upward trend to continue indefinitely. We foresee another year of positive performance, but high-single-digit to low-double-digit returns are more likely for 2007, as the current business cycle continues to mature. Despite surprisingly positive first-quarter earnings, full-year earnings forecasts remain at approximately 7%, which should provide an anchor for market return expectations, assuming no multiple expansion or compression.

We believe range-bound yields and occasional bouts of spread widening will drive fixed-income returns throughout the remainder of 2007. We expect the Fed to remain on hold for the foreseeable future. Although the fed funds target has remain unchanged at 5.25% since June 2006, we believe monetary conditions have eased. Nevertheless, we look for no change in interest rates until there are more tangible signs of softening in the labor market. This could take until the end of the third quarter to materialize and, therefore, we expect the Fed to remain on hold until then.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   1

JPMorgan Tax Aware Disciplined Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS
Fund Inception	January 30, 1997
Fiscal Year-End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$723,384
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Disciplined Equity Fund, which seeks to provide high after tax total return from a portfolio of selected equity securities, returned 9.65%* (Institutional Class Shares) over the six months ended April 30, 2007, compared to the 8.60% return for the S&P 500 Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the semiconductor, pharmaceutical and medical technology, and consumer cyclical sectors. At the individual stock level, Schering-Plough Corp. was among the contributors to performance. The company’s shares enjoyed a solid run-up in April after it posted better-than-expected first-quarter earnings, boosted by strong sales in a number of its drug franchises and reduced manufacturing costs. Johnson Controls Inc. was also a top contributor, as the company continued to diversify its automotive business with successful acquisitions in climate control and battery technology. The company reported earnings that surpassed Wall Street expectations, which reflected strong growth and integration of its recent acquisitions. QUALCOMM Inc. also helped returns, as recent data indicated that the wideband code division multiple access market may strengthen in the latter half of 2007, which benefited the company. In addition, investors were pleased that the company was able to avoid a number of the issues affecting its wireless peers as well as weakness in the sector overall.

On the negative side, stock selection in the systems and network hardware, health services and systems, and retail sectors hurt returns. At the individual stock level, Amgen Inc. was among the detractors from performance because of disappointing results from clinical trials for its cancer drugs Vectibix and Aranesp. The company’s shares were further depressed after investors reacted negatively to lowered 2007 guidance. Motorola Inc. was another top detractor, as the company failed to create a successor phone that could eclipse the achievements of the RAZR. As a consequence, the company posted negative results after consecutive years of outperformance due to narrowed profit margins on handsets. Bank of America Corp. was another detractor due to the company’s weaker-than-expected results, which led to its inability to weather the market decline in February.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund continues to avoid the most overvalued stocks in the market while focusing on the most undervalued securities, based on our bottom-up approach to stock selection. We continue to search for companies with strong fundamentals. Our approach toward tax minimization requires the evaluation of whether a new stock’s higher expected return will compensate for the tax cost of selling an existing holding.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	3.3%
2.	General Electric Co.	3.1
3.	Citigroup, Inc.	2.9
4.	Bank of America Corp.	2.7
5.	Procter & Gamble Co.	2.5
6.	Microsoft Corp.	2.4
7.	International Business Machines Corp.	1.8
8.	Cisco Systems, Inc.	1.8
9.	AT&T, Inc.	1.8
10.	Merck & Co., Inc.	1.8

PORTFOLIO COMPOSITION***

Financials	21.5%
Information Technology	15.1
Health Care	12.8
Consumer Discretionary	11.1
Industrials	10.7
Energy	9.5
Consumer Staples	7.5
Utilities	4.1
Telecommunication Services	3.8
Materials	3.4
Short-Term Investment	0.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based on total investments as of April 30, 2007. The Fund’s composition is subject to change.

2   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
INSTITUTIONAL CLASS SHARES	1/30/97	17.02%	8.45%	8.17%

TEN YEAR FUND PERFORMANCE (4/30/97 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 30, 1997.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from April 30, 1997 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   3

JPMorgan Tax Aware Enhanced Income Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS
Fund Inception	April 16, 1999
Fiscal Year-End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$103,891
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index
Average Credit Quality	A+
Duration	0.4 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Enhanced Income Fund, which seeks to provide high after tax current income consistent with principal preservation, returned 1.88%* (Institutional Class Shares) over the six months ended April 30, 2007, compared to the 2.58% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its overall allocation to fixed-rate municipal bonds, which underperformed taxable bonds. Yields on fixed-rate municipals rose during the period in reaction to high volume of new issues ($104 billion in the first quarter), while U.S. Treasury yields fell in response to weaker economic indicators. The municipal market’s underperformance was a function of historically lower beta and high volume of new issues. Municipals tend to be less volatile in both up and down markets. High supply causes municipals to underperform, as yields need to stay high enough for the market to digest excess primary and secondary issues. On the positive side, the Fund was able to maintain its after-tax yield advantage, which was created by concentrating its holdings in attractively priced floating-rate products on the front-end of the curve and holding fixed- and floating-rate private activity municipal bonds. These bonds carry higher yields because of their inclusion in the calculation of the alternative minimum tax (AMT).

Q:	HOW WAS THE FUND MANAGED?

A:	Our goal was to maximize the Fund’s after-tax yield over the benchmark, anticipating that interest rates would be stable to declining in response to a weakening economy. We positioned the Fund in attractively priced floating-rate obligations in anticipation that the Federal Reserve would stay on the sidelines and these structures would remain attractive for supply/demand reasons. To enhance the performance of these positions, we tactically moved between weekly and monthly floaters, favoring weeklies when we thought that short-term rates were heading higher, and reversing into monthlies when yields peaked. We also held an overweight in municipal obligations that were subject to the AMT, which provided additional yield. In March, we sold our allocation in corporate bonds, due to superior performance, and reinvested the proceeds in attractively priced fixed-rate municipals.

PORTFOLIO COMPOSITION***

Municipal Bond-Long-Term	44.9%
Municipal Bond-Short-Term	28.6
Investment Company	7.9
Corporate Bonds	6.6
Collateralized Mortgage Obligations	5.2
Preferred Stock	4.4
Certificate of Deposit	2.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of April 30, 2007. The portfolio’s composition is subject to change.

4   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/01
Without Sales Charge		3.33%	1.65%	2.56%
With Sales Charge*		1.00	1.19	2.25
SELECT CLASS SHARES	5/06/99	3.67	1.91	2.74
INSTITUTIONAL CLASS SHARES	4/16/99	3.94	2.17	2.98

*	Sales Charge for Class A Shares is 2.25%.

LIFE OF FUND PERFORMANCE (4/16/99 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 16, 1999.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Returns for Class A Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Enhanced Income Fund and Merrill Lynch 3-Month U.S. Treasury Bill Index from April 16, 1999 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the index reflects an initial investment at the end of the month following the Fund’s inception. The performance of the index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of the 3-Month U.S. Treasury Market. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   5

JPMorgan Tax Aware Large Cap Growth Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS
Fund Inception	January 1, 1997
Fiscal Year-End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$39,853
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Large Cap Growth Fund, which seeks to provide long term capital growth while minimizing taxable capital gain distributions from a portfolio of large cap equity securities, returned 7.54%* (Select Class Shares) over the six months ended April 30, 2007, compared to the 8.42% return for the Russell 1000 Growth Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the information technology, healthcare and industrial sectors. At the individual stock level, First Marblehead Corp., which provides outsourcing services for private education lenders, was among the detractors from performance. The company’s shares declined when its two largest customers were part of a consortium that bought a competitor. Another detractor was Best Buy Inc., the largest specialty retailer of consumer electronics in the United States and Canada. The company was negatively impacted by declining retail stocks amid dismal consumer confidence data as shoppers were pinched by rising gas prices. Intuit Inc., which produces software that manages personal and small business finances, also hurt returns. The company’s dipping sales for the desktop versions of its tax software raised concerns that rival H&R Block may potentially be gaining market share.

On the positive side, stock selection in the consumer staples, materials and telecommunication service sectors aided results. At the individual stock level, Monsanto Company, an agricultural product provider, was among the contributors to performance. The company reported increased fiscal second-quarter profits due mainly to corn seed sales, which climbed in the U.S., as did herbicide sales in Brazil, Europe, Africa and Argentina. In addition, increased production of ethanol fuel, which is made largely from corn, positively impacted demand. Another contributor was America Movil S.A. de C.V., a prominent Latin American cellular name. Strong revenue growth, continued robust expansion in the subscriber base and increasing margins supported the stock. The company’s continued strength was underscored by strong fourth-quarter and full-year results. Increased service and equipment sales also boosted the company’s revenue. Lazard Ltd., a global advisory and asset management firm, also helped returns. The company reported strong fourth-quarter earnings and revenues, which increased as strong merger-and-acquisition (M&A) performance helped boost revenue in its financial advisory business.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund continued to overweight companies in each sector of the market that was attractively priced relative to its future earnings prospects. Style characteristics and sector weightings were kept in line with the Russell 1000 Growth Index to minimize volatility relative to index and ensure that stock selection was the main driver of returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Google, Inc.	4.1%
2.	Hewlett-Packard Co.	3.4
3.	Cisco Systems, Inc.	3.2
4.	Boeing Co.	3.2
5.	Apple, Inc.	2.9
6.	Monsanto Co.	2.8
7.	America Movil S.A. de C.V.	2.7
8.	Cognizant Technology Solutions Corp.	2.5
9.	Altria Group, Inc.	2.5
10.	Chicago Mercantile Exchange Holdings, Inc.	2.4

PORTFOLIO COMPOSITION***

Information Technology	27.0%
Financials	13.6
Health Care	13.6
Industrials	12.8
Consumer Discretionary	10.8
Materials	6.8
Consumer Staples	6.6
Telecommunication Services	4.6
Energy	3.5
Short-Term Investment	0.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of April 30, 2007. The Fund’s composition is subject to change.

6   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/01/97	9.00%	3.99%	5.17%

TEN YEAR FUND PERFORMANCE (4/30/97 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 1, 1997.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Large Cap Growth Fund, Russell 1000 Growth Index, and Lipper Large-Cap Growth Funds Index from April 30, 1997 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS
Fund Inception	August 31, 2005
Fiscal Year-End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$614,262
Primary Benchmark	Lehman Brothers 1–10 Year U.S. Treasury Inflation- Protected Securities (TIPS) Index
Average Credit Quality	AA+
Duration	6.3 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Real Return Fund, which seeks to maximize after-tax inflation protected return, returned 0.83%* (Class A Shares) over the six months ended April 30, 2007, compared to the 2.83% return for the Lehman Brothers 1–10 Year U.S. TIPS Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to municipal bonds, which lagged both U.S. Treasuries and TIPS. While economic data pointed to a more gradually slowing economy, breakeven inflation rates were generally wider over the period and real rates moved lower. A breakeven inflation rate represents the difference in yield between a Treasury bond and an inflation-indexed bond. Oil prices held up due to global supply/demand imbalances and geopolitical events. Labor markets were also firmer, with March payrolls coming in higher than expected at 180,000. The municipal market’s significant underperformance was a function of historically lower beta and higher supply. Municipals tend to be less volatile in both up and down markets. High supply causes municipals to underperform, as yields need to stay high enough for the market to digest excess primary and secondary issues.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was 96.7% invested in high-quality municipals and maintained an inflation overlay strategy using consumer price index swaps. The average duration of the Fund over the period was approximately six years with an average credit quality of AA+. We anticipate opportunistically increasing the Fund’s inflation protection and believe that municipal bonds should benefit, as supply comes down from its torrid pace in first-quarter 2007 and trends lower for the balance of 2007.

PORTFOLIO COMPOSITION***

Municipal Bonds	96.7%
Short-Term Investment	3.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of April 30, 2007. The Fund’s composition is subject to change.

8   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	8/31/05
Without Sales Charge		3.20%	2.51%
With Sales Charge*		(0.71)	0.18
CLASS C SHARES	8/31/05
Without CDSC		2.67	2.01
With CDSC**		1.67	2.01
SELECT CLASS SHARES	8/31/05	3.44	2.75
INSTITUTIONAL CLASS SHARES	8/31/05	3.58	2.94

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/05 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2005.

This graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Real Return Fund and Lehman Brothers 1-10 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index from August 31, 2005 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The performance of the Lehman Brothers 1–10 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lipper Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. The Lehman Brothers 1–10 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index tracks the performance of 1–10 year inflation-protected securities issued by the U.S. Treasury. Investors cannot invest directly in an index.

Institutional Class Shares have a minimum investment of $3,000,000 and carry no sales charge.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   9

JPMorgan Tax Aware Short-Intermediate Income Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS
Fund Inception	December 20, 2002
Fiscal Year-End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$277,142
Primary Benchmark	Lehman Brothers 1–5 Year Municipal Blend Index
Average Credit Quality	AA
Duration	2.9 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware Short-Intermediate Income Fund, which seeks to maximize after-tax income from a portfolio of tax-exempt and taxable securities, returned 1.42%* (Institutional Class Shares) over the six months ended April 30, 2007, compared to the 1.44% return for the Lehman Brothers 1–5 Year Municipal Blend Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The Fund’s duration position was neutral to long over the period relative to the benchmark, which negatively impacted performance when municipal rates moved modestly higher. The principal driver of higher yields was the large amount of new issue supply that entered the market — $104 billion in the first quarter alone. On the positive side, the Fund’s barbell maturity structure — favoring higher-yielding, short floating-rate dates in combination with positions in the five- to seven-year part of the curve — contributed to performance as short rates remained high and longer maturities held their own, causing the municipal curve to flatten slightly.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was positioned to take advantage of a slowing economy, declining rates and flattening yield curve. In addition, the Fund was structurally positioned to take advantage of a flattening yield curve by holding floating-rate obligations and concentrating fixed-rate purchases in the seven-year and longer part of the curve. These sectors outperformed one- to five-year securities when their yields rose and five-year and longer securities rose less. We entered the period with a 3% allocation to below-investment-grade corporate bonds, which supported positive performance, but liquidated the position in January when credit spreads tightened into our target range.

PORTFOLIO COMPOSITION***

Municipal Bonds	90.2%
Corporate Bonds	4.8
Collateralized Mortgage Obligations	1.7
Short-Term Investment	1.5
Preferred Stock	1.2
Other (Less than 1%)	0.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of April 30, 2007. The Fund’s composition is subject to change.

10   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
SELECT CLASS SHARES	12/20/02	4.05%	2.46%	2.19%
INSTITUTIONAL CLASS SHARES	12/20/02	4.18	2.61	2.33

LIFE OF FUND PERFORMANCE (12/20/02 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 20, 2002.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Short-Intermediate Income Fund, Lehman Brothers 1–5 Year Municipal Blend Index, and Lipper Short-Intermediate Municipal Debt Funds Index from December 20, 2002 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Lehman Brothers 1–5 Year Municipal Blend Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short-Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The unmanaged Lehman Brothers 1–5 Year Municipal Blend Index represents the performance of municipal bonds with maturities from 1 to 5 years. The Lipper Short-Intermediate Municipal Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   11

JPMorgan Tax Aware U.S. Equity Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS
Fund Inception	December 18, 1996
Fiscal Year-End	October 31
Net Assets as of 4/30/2007 (In Thousands)	$356,377
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Aware U.S. Equity Fund, which seeks to provide high after tax total return from a portfolio of selected equity securities, returned 7.52%* (Select Class Shares) over the six months ended April 30, 2007, compared to the 8.60% return for the S&P 500 Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the industrial cyclical, health services and systems, and telecommunication sectors. At the individual stock level, Amgen Inc. was among the detractors from performance because of disappointing results from clinical trials for cancer drugs Vectibix and Aranesp. The company’s shares were further depressed after investors reacted negatively to lowered 2007 guidance. Motorola Inc. was another top detractor, as the company failed to create a successor phone that could eclipse the achievements of the RAZR. As a consequence, the company posted negative results after consecutive years of outperformance due to narrowed profit margins on handsets. Comcast Corp. also hurt returns, as investors were concerned about higher-than-expected capital expenditures guidance.

On the positive side, stock selection in the retail, consumer staples and semiconductor sectors helped returns. At the individual stock level, McDonald’s Corp. was a top contributor to performance after consistently reporting same-store sales that exceeded consensus expectations. The company’s earnings growth was driven by margin expansion throughout Europe and the refranchising of Latin American stores as the company continued its portfolio restructuring. Safeway Inc. was another contributor, as the company continued its recent momentum, posting its best first-quarter results since 2001. The company beat consensus estimates over recent quarters, driven by accelerated growth in same-store sales and improved gross margins. The company continued to introduce new products and expand into international markets. Johnson Controls Inc. also helped returns, as the company continued to diversify its automotive business with successful acquisitions in climate control and battery technology. The company reported earnings that surpassed Wall Street expectations, which reflected strong growth and integration of its recent acquisition.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund seeks to exploit mispriced stocks, which are cheap relative to fair value, and to avoid owning expensive stocks. The Fund is positioned based on our bottom-up approach to stock selection and is constructed to optimize use of the information advantage in our equity research. We continue to seek to provide high total return while being sensitive to the impact of capital gains taxes on investors’ returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Microsoft Corp.	3.6%
2.	Citigroup, Inc.	3.5
3.	Exxon Mobil Corp.	2.7
4.	Wal-Mart Stores, Inc.	2.7
5.	Bank of America Corp.	2.5
6.	Hewlett-Packard Co.	2.4
7.	Pfizer, Inc.	2.4
8.	Cisco Systems, Inc.	2.3
9.	Altria Group, Inc.	2.1
10.	Time Warner, Inc.	2.0

PORTFOLIO COMPOSITION***

Financials	21.5%
Information Technology	17.6
Health Care	13.1
Consumer Discretionary	11.5
Industrials	11.0
Consumer Staples	9.0
Energy	8.9
Utilities	2.8
Telecommunication Services	2.5
Materials	1.4
Short-Term Investment	0.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of April 30, 2007. The Fund’s composition is subject to change.

12   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/16/01
Without Sales Charge		14.44%	6.73%	7.22%
With Sales Charge*		8.44	5.59	6.64
CLASS B SHARES	4/16/01
Without CDSC		13.88	6.21	6.84
With CDSC**		8.88	5.89	6.84
CLASS C SHARES	4/16/01
Without CDSC		13.90	6.21	6.84
With CDSC***		12.90	6.21	6.84
SELECT CLASS SHARES	12/18/96	14.75	7.02	7.35
INSTITUTIONAL CLASS SHARES	9/15/00	14.94	7.17	7.41

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/97 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 18, 1996.

Returns for Institutional Class Shares prior to their inception date are based on the performance of Select Class Shares.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from April 30, 1997 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Tax Aware strategies seek to reduce capital gains. There can be no guarantee the strategy will eliminate them.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   13

JPMorgan Tax Aware Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.3%
	Common Stocks — 99.3%
	Aerospace & Defense — 2.4%
8	General Dynamics Corp.	614
7	Goodrich Corp.	398
39	Honeywell International, Inc.	2,107
14	Lockheed Martin Corp.	1,309
87	Northrop Grumman Corp.	6,433
93	United Technologies Corp.	6,265
		17,126
	Auto Components — 1.1%
75	Johnson Controls, Inc.	7,669
	Beverages — 1.1%
103	Coca-Cola Co. (The)	5,394
43	PepsiCo, Inc.	2,809
		8,203
	Biotechnology — 1.1%
107	Amgen, Inc. (a)	6,839
30	Biogen Idec, Inc. (a)	1,393
		8,232
	Capital Markets — 4.2%
17	Bear Stearns Cos., Inc. (The)	2,631
25	E*Trade Financial Corp. (a)	543
43	Franklin Resources, Inc.	5,699
26	Goldman Sachs Group, Inc. (The)	5,640
11	Merrill Lynch & Co., Inc.	1,014
129	Morgan Stanley	10,803
56	State Street Corp.	3,855
		30,185
	Chemicals — 2.1%
49	Air Products & Chemicals, Inc.	3,783
90	Dow Chemical Co. (The)	4,016
22	PPG Industries, Inc.	1,611
38	Praxair, Inc.	2,426
61	Rohm & Haas Co.	3,117
		14,953
	Commercial Banks — 3.9%
15	Comerica, Inc.	929
83	TCF Financial Corp.	2,246
271	U.S. Bancorp	9,316
125	Wachovia Corp.	6,939
237	Wells Fargo & Co.	8,497
		27,927
	Communications Equipment — 4.6%
484	Cisco Systems, Inc. (a)	12,939
204	Corning, Inc. (a)	4,830
22	Juniper Networks, Inc. (a)	482
215	Motorola, Inc.	3,728
254	QUALCOMM, Inc.	11,145
		33,124
	Computers & Peripherals — 3.7%
33	Apple, Inc. (a)	3,260
10	Dell, Inc. (a)	250
66	EMC Corp. (a)	996
157	Hewlett-Packard Co.	6,623
128	International Business Machines Corp.	13,062
19	NCR Corp. (a)	968
6	Network Appliance, Inc. (a)	239
193	Sun Microsystems, Inc. (a)	1,008
		26,406
	Consumer Finance — 0.1%
7	American Express Co.	431
8	Capital One Financial Corp.	601
		1,032
	Containers & Packaging — 0.1%
11	Temple-Inland, Inc.	675
	Diversified Financial Services — 6.1%
385	Bank of America Corp.	19,596
64	CIT Group, Inc.	3,788
386	Citigroup, Inc.	20,671
		44,055
	Diversified Telecommunication Services — 3.1%
334	AT&T, Inc.	12,932
254	Verizon Communications, Inc.	9,691
		22,623
	Electric Utilities — 2.5%
95	American Electric Power Co., Inc.	4,757
66	Duke Energy Corp.	1,348
91	Edison International	4,746
20	FirstEnergy Corp.	1,353
102	Northeast Utilities	3,267
46	Pinnacle West Capital Corp.	2,235
39	Sierra Pacific Resources (a)	718
		18,424
	Electrical Equipment — 0.5%
57	Rockwell Automation, Inc.	3,406

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — 2.7%
37	Baker Hughes, Inc.	2,946
15	BJ Services Co.	426
8	Cameron International Corp. (a)	486
38	Halliburton Co.	1,194
163	Schlumberger Ltd.	12,019
47	Weatherford International Ltd. (a)	2,441
		19,512
	Food & Staples Retailing — 0.5%
27	Safeway, Inc.	966
56	SYSCO Corp.	1,823
13	Wal-Mart Stores, Inc.	604
		3,393
	Food Products — 1.4%
29	General Mills, Inc.	1,749
30	H.J. Heinz Co.	1,432
13	Kellogg Co.	698
189	Kraft Foods, Inc.	6,326
		10,205
	Health Care Equipment & Supplies — 1.2%
102	Baxter International, Inc.	5,803
21	Becton, Dickinson & Co.	1,625
11	Zimmer Holdings, Inc. (a)	959
		8,387
	Health Care Providers & Services — 3.0%
69	Aetna, Inc.	3,242
26	Cigna Corp.	4,023
4	McKesson Corp.	252
105	UnitedHealth Group, Inc.	5,568
107	WellPoint, Inc. (a)	8,463
		21,548
	Hotels, Restaurants & Leisure — 1.0%
44	Carnival Corp.	2,142
20	Hilton Hotels Corp.	690
70	McDonald’s Corp.	3,389
5	Starwood Hotels & Resorts Worldwide, Inc.	342
14	Yum! Brands, Inc.	837
		7,400
	Household Durables — 0.3%
10	Centex Corp.	464
4	D.R. Horton, Inc.	88
15	Lennar Corp., Class A	620
7	Pulte Homes, Inc.	180
31	Toll Brothers, Inc. (a)	917
		2,269
	Household Products — 2.7%
17	Colgate-Palmolive Co.	1,159
284	Procter & Gamble Co.	18,284
		19,443
	Independent Power Producers & Energy Traders — 0.2%
77	AES Corp. (The) (a)	1,697
	Industrial Conglomerates — 4.1%
28	3M Co.	2,334
601	General Electric Co.	22,138
164	Tyco International Ltd. (Bermuda)	5,367
		29,839
	Insurance — 4.8%
76	AMBAC Financial Group, Inc.	7,007
36	American International Group, Inc.	2,519
17	Assurant, Inc.	1,003
29	Chubb Corp.	1,545
181	Genworth Financial, Inc., Class A	6,616
32	Hartford Financial Services Group, Inc.	3,277
55	Lincoln National Corp.	3,906
63	MBIA, Inc.	4,370
27	MetLife, Inc.	1,759
11	Protective Life Corp.	521
30	Travelers Cos, Inc. (The)	1,647
27	W.R. Berkley Corp.	871
		35,041
	Internet & Catalog Retail — 0.0% (g)
15	Expedia, Inc. (a)	354
	Internet Software & Services — 1.9%
123	eBay, Inc. (a)	4,160
16	Google, Inc., Class A (a)	7,380
86	Yahoo!, Inc. (a)	2,407
		13,947
	Machinery — 1.8%
41	Caterpillar, Inc.	3,006
30	Eaton Corp.	2,719
56	Illinois Tool Works, Inc.	2,891
87	Ingersoll-Rand Co. Ltd., Class A (Bermuda)	3,896
5	SPX Corp.	349
		12,861
	Media — 3.4%
122	CBS Corp., Class B	3,889
20	Clear Channel Communications, Inc.	698
37	Comcast Corp., Class A (a)	979
130	Comcast Corp., Special Class A (a)	3,428

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   15

JPMorgan Tax Aware Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
18	EchoStar Communications Corp., Class A (a)	832
6	Idearc, Inc.	199
279	News Corp., Class A	6,240
127	Time Warner, Inc.	2,619
71	Viacom, Inc., Class B (a)	2,931
82	Walt Disney Co. (The)	2,869
		24,684
	Metals & Mining — 0.9%
74	Alcoa, Inc.	2,636
39	United States Steel Corp.	3,993
		6,629
	Multi-Utilities — 1.3%
66	CMS Energy Corp.	1,216
39	Dominion Resources, Inc.	3,598
33	PG&E Corp.	1,694
116	Xcel Energy, Inc.	2,791
		9,299
	Multiline Retail — 2.3%
34	Federated Department Stores, Inc.	1,485
65	J.C. Penney Co., Inc.	5,151
62	Kohl’s Corp. (a)	4,625
93	Target Corp.	5,522
		16,783
	Oil, Gas & Consumable Fuels — 6.8%
4	Anadarko Petroleum Corp.	196
6	Apache Corp.	416
42	Chevron Corp.	3,252
130	ConocoPhillips	8,998
39	Devon Energy Corp.	2,844
303	Exxon Mobil Corp.	24,065
53	Marathon Oil Corp.	5,433
50	Valero Energy Corp.	3,513
7	XTO Energy, Inc.	386
		49,103
	Paper & Forest Products — 0.3%
108	Domtar Corp. (Canada) (a)	1,056
14	Weyerhaeuser Co.	1,128
		2,184
	Personal Products — 0.2%
38	Avon Products, Inc.	1,508
	Pharmaceuticals — 7.5%
209	Abbott Laboratories	11,831
7	Eli Lilly & Co.	427
46	Johnson & Johnson	2,959
250	Merck & Co., Inc.	12,860
200	Pfizer, Inc.	5,280
309	Schering-Plough Corp.	9,806
34	Sepracor, Inc. (a)	1,850
171	Wyeth	9,496
		54,509
	Real Estate Investment Trusts (REITs) — 1.1%
10	Apartment Investment & Management Co.	531
4	Boston Properties, Inc.	447
37	Hospitality Properties Trust	1,683
32	Host Hotels & Resorts, Inc.	819
13	Mack-Cali Realty Corp.	614
34	ProLogis	2,221
13	Vornado Realty Trust	1,507
		7,822
	Road & Rail — 2.0%
30	Burlington Northern Santa Fe Corp.	2,661
91	CSX Corp.	3,938
143	Norfolk Southern Corp.	7,595
		14,194
	Semiconductors & Semiconductor Equipment — 1.7%
183	Altera Corp. (a)	4,134
7	Broadcom Corp., Class A (a)	226
10	Intersil Corp., Class A	284
70	Linear Technology Corp.	2,631
10	Maxim Integrated Products, Inc.	313
154	Xilinx, Inc.	4,528
		12,116
	Software — 3.3%
3	Adobe Systems, Inc. (a)	129
583	Microsoft Corp.	17,465
336	Oracle Corp. (a)	6,319
		23,913
	Specialty Retail — 1.9%
26	Abercrombie & Fitch Co., Class A	2,131
22	Bed Bath & Beyond, Inc. (a)	884
30	Best Buy Co., Inc.	1,417
75	Home Depot, Inc.	2,845
104	Lowe’s Cos., Inc.	3,166
138	Staples, Inc.	3,434
		13,877

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Textiles, Apparel & Luxury Goods — 1.0%
79	Coach, Inc. (a)	3,879
61	Nike, Inc., Class B	3,303
		7,182
	Thrifts & Mortgage Finance — 1.2%
126	Countrywide Financial Corp.	4,656
40	Federal National Mortgage Association	2,351
47	Washington Mutual, Inc.	1,964
		8,971
	Tobacco — 1.6%
166	Altria Group, Inc.	11,415
	Wireless Telecommunication Services — 0.6%
33	Crown Castle International Corp. (a)	1,116
167	Sprint Nextel Corp.	3,351
		4,467
	Total Common Stocks (Cost $567,844)	718,592

NO. OF WARRANTS
	Warrant — 0.0% (g)
	Communications Equipment — 0.0% (g)
11	Alcatel-Lucent, expiring 12/10/07 (Strike price $2.75) (a) (Cost $0)	2
	Total Long-Term Investments (Cost $567,844)	718,594

SHARES
Short-Term Investment — 0.5%
	Investment Company — 0.5%
3,454	JPMorgan Prime Money Market Fund (b) (Cost $3,454)	3,454
	Total Investments — 99.8% (Cost $571,298)	722,048
	Other Assets In Excess of Liabilities — 0.2%	1,336
	NET ASSETS — 100.0%	$723,384

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   17

JPMorgan Tax Aware Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 60.6%
	Collateralized Mortgage Obligations — 5.1%
	Agency CMO — 2.3%
2,030	Federal National Mortgage Association Grantor Trust, Series 2002-36, Class FS, FRN, 5.82%, 06/25/32	2,048
340	Government National Mortgage Association, Series 2000-38, Class F, FRN, 5.72%, 12/20/30	342
		2,390
	Non-Agency CMO — 2.8%
2,944	Indymac Index Mortgage Loan Trust, Series 2004-AR7, Class A1, FRN, 5.76%, 09/25/34	2,958
	Total Collateralized Mortgage Obligations (Cost $5,315)	5,348
	Corporate Bonds — 6.6%
	Diversified Financial Services — 6.6%
	Counts Trust,
2,250	Series 2002-10, FRN, 6.14%, 05/15/07 (e) (i)	2,255
2,250	Series 2002-11, FRN, 6.19%, 05/15/07 (e) (i)	2,255
2,300	Sigma Finance Corp. (Cayman Islands), FRN, 5.33%, 09/15/08 (e) (i)	2,300
	Total Corporate Bonds (Cost $6,800)	6,810
	Municipal Bonds — 44.5%
	Arizona — 2.6%
2,650	Chandler IDA, Intel Corp. Project, Rev., 4.37%, 12/01/10	2,687
	California — 1.4%
1,500	Contra Costa County, Multi-Family Housing, Pleasant Hill Bart Transit, Series A, Rev., 3.95%, 12/20/07	1,500
	Florida — 4.2%
1,000	Highlands County Health Facilities Authority, Adventist Health Hospital, Series I, Rev., FRDO, 5.00%, 11/16/09	1,026
3,290	Miami-Dade County School Board, Series C, COP, MBIA, 5.00%, 08/01/07	3,300
		4,326
	Kentucky — 3.9%
4,100	Kenton County Airport Board, Airis Cincinnati LLC, Series A, Rev., FRDO, 4.02%, 05/03/07	4,100
	Michigan — 2.3%
2,250	Michigan State Hospital Finance Authority, Ascencion Health Credit, Series A, Rev., MBIA, 6.00%, 11/15/09 (p)	2,395
	Nevada — 2.7%
2,750	Clark County, Airport Systems, Junior Sublien Notes, Series B-1, Rev., AMT, 5.00%, 07/01/08	2,787
	New Jersey — 2.3%
2,350	New Jersey EDA, Economic Improvements, Series 980, Rev., FRDO, LIQ: Morgan Stanley Municipal Funding, 4.32%, 05/03/07	2,350
	New York — 4.6%
4,771	New York City IDA, Series 921, Rev., FRDO, LIQ: Morgan Stanley Municipal Funding, 4.12%, 05/03/07	4,771
1	New York State Environmental Facilities Corp., Clean Water & Drinking, Series 731, Rev., FRDO, LIQ: Morgan Stanley Dean Witter, 3.96%, 05/03/07	1
		4,772
	Pennsylvania — 1.4%
1,500	Pennsylvania State Higher Educational Facilities Authority, University Health System, Series A, Rev., 5.00%, 08/15/07	1,505
	Tennessee — 1.0%
1,000	Clarksville Natural Gas Acquisition Corp., Rev., 5.00%, 12/15/07	1,007
	Texas — 3.5%
1,200	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., XLCA, 5.00%, 11/01/08	1,221
2,350	Texas State Turnpike Authority, Rev., 5.00%, 06/01/08	2,382
		3,603
	Vermont — 1.4%
1,500	Vermont Housing Finance Agency, Series 24B, Rev., AMT, 3.80%, 11/01/07	1,499
	Wisconsin — 13.2%
	Wisconsin Health & Educational Facilities Authority, Ministry Healthcare, Inc.,
3,075	Rev., 3.40%, 05/15/07	3,073
5,680	Series B, Rev., 3.50%, 05/15/07	5,677
5,000	Wisconsin State Health & Educational Facilities, VAR, 3.94%, 12/31/50 (i)	5,000
		13,750
	Total Municipal Bonds (Cost $46,311)	46,281

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	Value($)
Long-Term Investments — Continued
	Preferred Stock — 4.4%
5	Zurich RegCaPS Funding Trust IV, FRN, 5.89%, 04/18/08 (e) (Cost $4,391)	4,548
	Total Long-Term Investments (Cost $62,817)	62,987

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 38.6%
	Municipal Bonds — 28.4%
	Alaska — 2.1%
2,145	Alaska Housing Finance Corp., Series A, Rev., FRDO, FSA, 3.86%, 05/02/07	2,145
	District of Columbia — 4.7%
4,900	District of Columbia, Multi-Modals, Series A-2, GO, ARS, FRDO, MBIA, 3.74%, 10/04/07	4,900
	Florida — 3.0%
2,000	Orange County, Health Facilities Authority, Series B, Rev., FRDO, FGIC, 4.05%, 05/01/07	2,000
1,080	Polk County School Board, Master Lease Program, Series A, COP, FRDO, FSA, 3.95%, 05/03/07	1,080
		3,080
	Iowa — 2.5%
1,475	Iowa Finance Authority, Drake University, Rev., ARS, FRDO, CIFG, 3.78%, 05/09/07	1,475
1,100	Iowa Finance Authority, Single Family Mortgage, Series H, Rev., AMT, FRDO, 3.97%, 05/03/07	1,100
		2,575
	Kansas — 2.4%
2,500	City of Burlington, Pollution Control, Series K-1, Rev., FRDO, MBIA, LIQ: Lehman Liquidity Company, 4.00%, 05/02/07	2,500
	Maine — 1.4%
1,500	Maine Educational Authority, Supplementary Educational Program, Series A-1, Rev., ARS, FRDO, AMBAC, 3.83%, 05/16/07	1,499
	New York — 2.8%
2,000	Metropolitan Transportation Authority, Series 1480, Rev., FRDO, LIQ: Morgan Stanley Municipal Funding, 4.05%, 05/03/07	2,000
900	New York State Housing Finance Agency, West 38th Street, Series A, Rev., FRDO, LIQ: FNMA, 3.93%, 05/02/07	900
		2,900
	North Carolina — 2.2%
2,245	New Hanover County, New Hanover Regional Hospital, Series B1, Rev., FRDO, FSA, 3.92%, 05/02/07	2,245
	Tennessee — 1.8%
1,000	Knox County Health Educational & Housing Facilities Board, Catholic Healthcare, Series F, Rev., ARS, FRDO, FGIC, 3.75%, 05/21/07	1,000
850	Sevier County Public Building Authority, Local Government Public Improvement, Series F-III, Rev., FRDO, AMBAC, LIQ: Landesbank Hessen Theringen, 3.96%, 05/03/07	850
		1,850
	Texas — 4.1%
1,000	San Antonio Empowerment Zone Development Corp., Drury Southwest Hotel Project, Rev., VAR, 4.00%, 05/03/07	1,000
2,000	State of Texas, Veterans Housing Fund II, Series A-2, GO, Adj., LOC: Texas Comptroller Public Accounts, 4.02%, 05/02/07	2,000
1,300	Texas Municipal Gas Acquisition & Supply Corp. I, Senior Lien, Series B, Rev., FRDO, 3.93%, 06/15/07	1,300
		4,300
	Washington — 1.4%
1,500	Washington Health Care Facilities Authority, Grays Harbor Community Hospital, Rev., ARS, FRDO, RADIAN, 3.71%, 05/11/07	1,500
	Total Municipal Bonds (Cost $29,494)	29,494
	Commercial Paper — 2.4%
2,500	Private Colleges & Universities Authority, 3.75%, 07/17/07 (Cost $2,500)	2,500

SHARES
	Investment Company — 7.8%
8,106	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $8,106)	8,106
	Total Short-Term Investments (Cost $40,100)	40,100
	Total Investments — 99.2% (Cost $102,917)	103,087
	Other Assets in Excess of Liabilities — 0.8%	804
	NET ASSETS — 100.0%	$103,891

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   19

JPMorgan Tax Aware Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.7%
	Common Stocks — 99.7%
	Aerospace & Defense — 7.5%
14	Boeing Co.	1,277
10	General Dynamics Corp.	796
9	Lockheed Martin Corp.	899
		2,972
	Beverages — 0.7%
4	PepsiCo, Inc.	278
	Biotechnology — 4.9%
15	Celgene Corp. (a)	935
4	Genentech, Inc. (a)	317
9	Gilead Sciences, Inc. (a)	716
		1,968
	Capital Markets — 6.7%
6	Franklin Resources, Inc.	814
4	Goldman Sachs Group, Inc. (The)	875
18	Lazard Ltd., Class A (Bermuda)	970
		2,659
	Chemicals — 5.0%
19	Monsanto Co.	1,110
1	Potash Corp. of Saskatchewan (Canada)	197
11	Praxair, Inc.	691
		1,998
	Commercial Services & Supplies — 0.2%
3	Robert Half International, Inc.	88
	Communications Equipment — 4.4%
48	Cisco Systems, Inc. (a)	1,294
4	Research In Motion Ltd. (Canada) (a)	474
		1,768
	Computers & Peripherals — 7.3%
12	Apple, Inc. (a)	1,150
32	Hewlett-Packard Co.	1,370
4	International Business Machines Corp.	378
		2,898
	Construction Materials — 1.0%
3	Vulcan Materials Co.	420
	Diversified Financial Services — 3.9%
5	Bank of America Corp.	262
2	Chicago Mercantile Exchange Holdings, Inc., Class A	971
3	IntercontinentalExchange, Inc. (a)	318
		1,551
	Electrical Equipment — 1.7%
12	Roper Industries, Inc.	694
	Energy Equipment & Services — 2.7%
10	Schlumberger Ltd.	728
6	Smith International, Inc.	333
		1,061
	Food & Staples Retailing — 3.2%
17	CVS/Caremark Corp.	601
18	Safeway, Inc.	666
		1,267
	Food Products — 0.3%
3	Kraft Foods, Inc.	102
	Health Care Providers & Services — 2.2%
5	AmerisourceBergen Corp.	240
8	Laboratory Corp. of America Holdings (a)	649
		889
	Hotels, Restaurants & Leisure — 4.0%
20	Marriott International, Inc., Class A	887
14	McDonald’s Corp.	689
		1,576
	Industrial Conglomerates — 0.8%
9	General Electric Co.	316
	Insurance — 1.9%
6	Lincoln National Corp.	441
1	Markel Corp. (a)	321
		762
	Internet Software & Services — 6.1%
11	Akamai Technologies, Inc. (a)	492
3	Google, Inc., Class A (a)	1,638
11	Yahoo!, Inc. (a)	314
		2,444
	IT Services — 3.7%
11	Automatic Data Processing, Inc.	481
11	Cognizant Technology Solutions Corp., Class A (a)	1,011
		1,492
	Life Sciences Tools & Services — 1.3%
10	Thermo Fisher Scientific, Inc. (a)	500
	Media — 1.2%
21	DIRECTV Group, Inc. (The) (a)	496
	Metals & Mining — 0.8%
8	Cia Vale do Rio Doce ADR (Brazil)	313
	Multiline Retail — 1.3%
9	Nordstrom, Inc.	507

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — 0.8%
5	Valero Energy Corp.	323
	Pharmaceuticals — 5.2%
3	Allergan, Inc.	406
8	AstraZeneca plc ADR (United Kingdom)	407
2	Johnson & Johnson	150
6	Novartis AG ADR (Switzerland)	366
13	Wyeth	741
		2,070
	Real Estate Management & Development — 1.2%
14	CB Richard Ellis Group, Inc., Class A (a)	477
	Road & Rail — 2.7%
7	Burlington Northern Santa Fe Corp.	655
8	Norfolk Southern Corp.	415
		1,070
	Semiconductors & Semiconductor Equipment — 2.7%
7	Lam Research Corp. (a)	368
8	MEMC Electronic Materials, Inc. (a)	420
9	NVIDIA Corp. (a)	286
		1,074
	Software — 2.8%
5	Intuit, Inc. (a)	135
18	Microsoft Corp.	547
24	Oracle Corp. (a)	449
		1,131
	Specialty Retail — 4.4%
8	Best Buy Co., Inc.	369
20	CarMax, Inc. (a)	503
20	Staples, Inc.	494
14	TJX Cos., Inc.	381
		1,747
	Tobacco — 2.5%
14	Altria Group, Inc.	985
	Wireless Telecommunication Services — 4.6%
21	America Movil S.A. de C.V., Series L ADR (Mexico)	1,082
22	Crown Castle International Corp. (a)	748
		1,830
	Total Common Stocks (Cost $26,785)	39,726
Short-Term Investment — 0.7%
	Investment Company — 0.7%
267	JPMorgan Prime Money Market Fund (b) (Cost $267)	267
	Total Investments — 100.4%
	(Cost $27,052)	39,993
	Liabilities in Excess of Other Assets — (0.4)%	(140)
	NET ASSETS — 100.0%	$39,853

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.1%
	Municipal Bonds — 98.1%
	Arizona — 8.1%
2,500	Arizona Health Facilities Authority, Phoenix Children Hospital, Series A, Rev., 4.92%, 02/01/13	2,531
1,485	Arizona Power Authority, Crossover, Special Obligation, Series A, Rev., 5.25%, 10/01/12	1,596
	Arizona School Facilities Board, State School Trust,
10,835	Series A, Rev., AMBAC, 5.75%, 07/01/14	12,168
1,205	Series A, Rev., AMBAC, 5.75%, 07/01/14	1,355
5,475	Arizona State Transportation Board, Series A, GAN, Rev., 5.00%, 07/01/14	5,894
5,000	Arizona State Transportation Board Highway, Rev., 5.00%, 07/01/16	5,384
175	Arizona State University, Rev., AMBAC, 5.00%, 07/01/15	188
5,000	Maricopa County School District No 6-Washington Elementary, GO, FSA, 5.25%, 07/01/16	5,540
8,130	Maricopa County Unified School District No 69-Paradise Valley, GO, FGIC, 5.20%, 07/01/16	8,978
1,845	Scottsdale Municipal Property Corp. Rev., 5.00%, 07/01/17	2,022
4,000	Surprise Municipal Property Corp., Rev., 4.70%, 04/01/14	4,012
		49,668
	Arkansas — 1.7%
7,150	City of Fayetteville, Sales & Use Tax, Series A, Rev., FSA, 4.75%, 11/01/16	7,583
2,500	City of Rogers, Water Improvement, Rev., FSA, 4.38%, 11/01/16	2,461
		10,044
	California — 17.3%
5,955	Bay Area Toll Authority, San Francisco Bay Area, Series F, Rev., 5.00%, 04/01/10	6,184
2,805	Burbank California Public Financing Authority, Golden State Redevelopment Project, Series A, Rev., FGIC, 5.00%, 12/01/17	3,043
200	California Infrastructure & Economic Development Bank, Revolving Fund, Rev., 5.00%, 10/01/14	210
	California State Department of Water Resources,
1,350	Series A, Rev., MBIA, 5.25%, 05/01/12	1,450
5,000	Series A, Rev., 5.75%, 05/01/12 (p)	5,527
8,025	California State, Water Systems, Unrefunded Balance, Series J-2, Rev., 7.00%, 12/01/11	9,126
	California State Public Works Board, University Research Project,
1,000	Series E, Rev., 5.25%, 10/01/16	1,110
2,025	Series E, Rev., 5.25%, 10/01/16	2,242
100	City of Long Beach, Series A, Rev., AMT, FGIC, 5.00%, 05/15/11	104
	City of Vallejo,
1,690	Rev., MBIA, 5.00%, 05/01/16	1,828
1,370	Rev., MBIA, 5.00%, 05/01/16	1,466
750	El Camino Community College District, Election of 2002, Series B, GO, FGIC, 4.25%, 08/01/12	773
	Evergreen Elementary School District,
3,000	Series A, GO, FSA, 6.00%, 08/01/13	3,389
1,290	Series A, GO, FSA, 6.00%, 08/01/16	1,512
5,000	Golden State Tobacco Securitization Corp., Series A-1, Rev., 4.50%, 06/01/17	4,922
2,475	Golden West Schools Financing Authority, Placentia-Yorba Linda University, Rev., AMBAC, 5.50%, 08/01/20	2,846
250	Los Altos School District, GO, AMBAC, 5.00%, 08/01/16	269
	Los Angeles Department of Airports, Ontario International,
2,790	Series A, Rev., AMT, MBIA, 4.50%, 05/15/10	2,846
2,945	Series A, Rev., AMT, MBIA, 4.50%, 05/15/11	3,017
3,080	Series A, Rev., AMT, MBIA, 4.50%, 05/15/12	3,166
	Los Angeles Unified School District,
5,000	Series A-1, GO, MBIA, 4.50%, 07/01/17	5,065
1,000	Series A-1, GO, FSA, 5.00%, 07/01/17	1,086
3,000	Series B, GO, FGIC, 4.75%, 07/01/16	3,136
5,000	Menlo Park Community Development Agency, Las Pulgas Community Development Project, Tax Allocation, AMBAC, 5.50%, 06/01/10 (p)	5,369
4,810	Oakland Redevelopment Agency, Tax Allocation, Coliseum Project, Series B, AMBAC, 5.00%, 09/01/16	5,112
1,000	Palomar Community College District, Election of 2006, Series A, GO, FSA, 5.00%, 05/01/17	1,097
3,800	San Diego Unified School District, Election of 1998, Series F-1, GO, FSA, 5.25%, 07/01/28	4,391
	Santa Monica Community College District, Election of 2007,
2,500	Series C, GO, FGIC, 0.00%, 08/01/11	2,127
1,500	Series C, GO, FGIC, 0.00%, 08/01/12	1,226

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
15,000	State of California, GO, 5.00%, 08/01/17	15,890
6,345	University of California Regents Medical Center, Series A, Rev., MBIA, 4.75%, 05/15/15	6,620
		106,149
	Colorado — 1.8%
1,100	Colorado Department of Transportation, Rev., RAN, AMBAC, 6.00%, 06/15/10 (p)	1,179
6,020	Colorado River Municipal Water District, Water System, Rev., AMBAC, 5.38%, 01/01/13	6,502
1,000	Denver City & County, Airport Systems, Series B, Rev., AMT, FGIC, 5.00%, 11/15/14	1,065
1,000	Lower Colorado River Authority, Transmission Services, Series A, Rev., MBIA, 5.00%, 05/15/16	1,067
1,000	Superior Metropolitan District No. 1, Rev., AMBAC, 5.00%, 12/01/15	1,071
		10,884
	Connecticut — 2.5%
	South Central Regional Water Authority, Water System Revenue,
500	Series A, Rev., MBIA, 5.25%, 08/01/19	560
1,390	Series A, Rev., MBIA, 5.25%, 08/01/20	1,563
3,135	Series A, Rev., MBIA, 5.25%, 08/01/23	3,571
	State of Connecticut,
5,000	Series B, GO, MBIA, 5.00%, 12/01/12	5,333
4,000	Series B, GO, AMBAC, 5.25%, 06/01/19	4,508
		15,535
	Delaware — 0.5%
1,675	Delaware Transportation Authority, Motor Fuel Tax, Unrefunded Balance, Series B, Rev., AMBAC, 5.00%, 07/01/12	1,777
1,000	State of Delaware, Series C, GO, 5.00%, 03/01/21	1,110
		2,887
	District of Columbia — 0.3%
1,500	District of Columbia, Series B-1, Rev., FGIC, 5.00%, 02/01/16	1,598
	Florida — 2.4%
3,440	Florida State Department of Environmental Protection, Florida Forever, Series A, Rev., MBIA, 5.38%, 07/01/12	3,709
3,865	Florida State Department of General Services, Facilities Pool, Series A, Rev., AMBAC, 5.00%, 09/01/14	4,151
110	Lee County, Capital Improvement & Transition, Rev., AMBAC, 5.00%, 10/01/13	117
2,500	Miami-Dade County School Board, Series A, COP, FGIC, 5.00%, 05/01/17	2,697
3,955	Palm Beach County, School Board, Series D, COP, FSA, 5.25%, 08/01/12	4,238
135	State of Florida, Department of Transportation, Right of Way, Series A, GO, 5.00%, 07/01/14	145
		15,057
	Georgia — 4.1%
	Federal Highway Road and Tollway Authority,
7,375	Rev., MBIA, 5.00%, 06/01/16	8,015
2,000	Rev., MBIA, 5.00%, 06/01/16	2,166
1,025	Fulton County School District, GO, 6.38%, 05/01/12	1,149
	Gwinnett County School District,
2,500	GO, 5.00%, 02/01/11	2,617
7,500	GO, 5.00%, 02/01/13	8,005
	State of Georgia,
1,000	Series B, GO, 5.75%, 08/01/17	1,162
2,000	Series C, GO, 6.00%, 07/01/10	2,141
		25,255
	Hawaii — 1.1%
5,815	State of Hawaii, GO, FSA, 5.75%, 02/01/14	6,492
	Idaho — 1.2%
6,885	Idaho State, Building Authority, Capitol Project, Rev., FGIC, 5.00%, 09/01/14	7,440
	Illinois — 2.4%
	City of Chicago,
3,000	Sales Tax, Rev., FSA, 5.00%, 01/01/15	3,211
140	Series A, GO, FSA, 5.00%, 01/01/13	148
9,255	Chicago Housing Authority, Rev., 5.38%, 07/01/12 (p)	9,960
1,160	State of Illinois, Sales Tax, Rev., 5.00%, 06/15/11	1,216
195	Will County School District No. 122, 2004-Series A, GO, FSA, 6.50%, 11/01/10 (p)	213
		14,748
	Indiana — 1.8%
1,000	Hamilton Heights School Corp., First Mortgage, Rev., FSA, 5.00%, 01/15/13	1,062
160	Indiana Bond Bank, Special Program, Series D, Rev., FSA, 5.00%, 08/01/16	171
100	Indiana State Office Building Commission, Museum Facilities, Rev., MBIA, 5.00%, 07/01/09	103
5,205	Indianapolis Local Public Improvement Bond Bank, Series 2005-E, Rev., AMBAC, 5.00%, 01/01/15	5,595
3,770	Purdue University, Student Facilities Systems, Series A, Rev., 5.25%, 07/01/20	4,220
		11,151

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Kansas — 2.3%
	Wyandotte County-Kansas City Unified Government,
8,930	Series 2004, Rev., AMBAC, 5.65%, 09/01/12	9,751
3,755	Series 2004, Rev., AMBAC, 5.65%, 09/01/14	4,235
		13,986
	Kentucky — 0.0% (g)
165	Kentucky State Property & Buildings Commission, Road Fund, Project No. 73, Rev., 5.25%, 11/01/09 (p)	171
	Maryland — 3.2%
10,060	Montgomery County, Consolidated Public, Improvement, Series A, GO, 5.00%, 07/01/17	11,074
8,000	State of Maryland, State & Local Facilities Loan, Second Series, GO, 5.00%, 08/01/15	8,710
		19,784
	Massachusetts — 4.6%
	Commonwealth of Massachusetts, Consolidated Lien,
18,945	Series C, GO, 5.25%, 09/01/15 (p)	20,915
4,100	Series C, GO, FGIC, 5.50%, 11/01/13	4,516
2,700	Saugus Union School District, GO, FGIC, 5.25%, 08/01/20	3,044
		28,475
	Michigan — 3.6%
1,000	Brandon School District, School Building & Site, GO, FSA, 5.00%, 05/01/16	1,082
	City of Detroit, Sewer Disposal, Senior Lien,
7,585	Series A, Rev., MBIA, 5.25%, 07/01/17	8,337
1,000	Series C, Rev., FGIC, 5.25%, 07/01/16	1,100
6,000	City of Detroit, Water Supply System, Senior Lien, Series B, Rev., MBIA, 5.00%, 07/01/13	6,389
3,000	State of Michigan, GO, 5.50%, 12/01/13	3,304
185	State of Michigan, Clean Michigan Initiative Program, GO, 5.00%, 11/01/09	191
1,500	State of Michigan, Trunk Line Fund, Series B, Rev., FSA, 5.00%, 09/01/15	1,619
		22,022
	Minnesota — 2.0%
2,915	City of Minneapolis, Convention Center, Series B, GO, 5.00%, 04/01/12	3,093
8,650	Minnesota Public Facilities Authority, Series B, Rev., 5.00%, 03/01/13	9,240
		12,333
	Missouri — 2.2%
2,500	Missouri State Highways & Transit Commission, Series A, Rev., 5.00%, 02/01/12	2,637
	Missouri State Highways & Transit Commission, First Lien,
3,000	Series A, Rev., 5.00%, 05/01/13	3,203
7,000	Series A, Rev., 5.00%, 05/01/16	7,593
		13,433
	Nebraska — 1.7%
	University of Nebraska Facilities Corp., Deferred Maintenance,
2,075	Rev., AMBAC, 5.00%, 07/15/16	2,257
3,625	Rev., AMBAC, 5.00%, 07/15/16	3,929
3,715	Rev., AMBAC, 5.00%, 07/15/16	4,015
		10,201
	Nevada — 0.2%
1,015	Clark County Hospital, GO, MBIA, 5.00%, 03/01/15	1,086
	New Jersey — 4.7%
140	Essex County Improvement Authority, County Correctional Facilities Project, Rev., FGIC CNTY GTD, 5.75%, 10/01/10 (p)	149
6,000	Garden State Preservation Trust, Series A, Rev., FSA, 5.80%, 11/01/15	6,861
7,570	New Jersey Environmental Infrastructure Trust, Series A, Rev., 5.00%, 09/01/15	8,232
5,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series C, Rev., FSA, 5.50%, 06/15/13 (p)	5,486
3,000	State of New Jersey, Series N, GO, AMBAC, 5.50%, 07/15/14	3,327
	Tobacco Settlement Financing Corp.,
2,500	Series 1A, Rev., 4.50%, 06/01/17	2,466
2,500	Series 1A, Rev., 5.00%, 06/01/17	2,460
		28,981
	New Mexico — 1.2%
7,000	New Mexico Finance Authority, Senior Lien, Series A, Rev., MBIA, 5.25%, 06/15/14	7,621
	New York — 5.4%
7,135	Metropolitan Transportation Authority, Series B, Rev., GO, MBIA, 5.00%, 11/15/16	7,768
6,000	Metropolitan Transportation Authority, Transportation Facilities, Series A, Rev., AMBAC, 5.50%, 11/15/14	6,676
	New York State Dormitory Authority, Mental Health Services Facilities Improvement,
3,600	Series D, Rev., FSA, 5.00%, 02/15/14	3,854
2,220	Series D, Rev., FSA, 5.00%, 08/15/14	2,385

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
510	Series D, Rev., FSA, 5.00%, 02/15/17	552
	New York State Dormitory Authority, School Districts, Building Financing Program,
400	Series A, Rev., MBIA, 5.00%, 10/01/13	429
510	Series A, Rev., MBIA, 5.00%, 10/01/14	550
675	Series A, Rev., MBIA, 5.00%, 10/01/15	733
1,360	Series A, Rev., MBIA, 5.00%, 10/01/16	1,474
2,430	New York State Environmental Facilities Corp., Series A, Rev., 5.25%, 12/15/18	2,737
2,250	New York State Environmental Facilities Corp., New York City Municipal Water Financing Authority, Series A, Rev., 5.00%, 06/15/16	2,430
2,500	New York City Municipal Water Finance Authority, Second General Resolution, Series BB, Rev., MBIA, 5.00%, 06/15/16	2,706
400	New York City Transitional Finance Authority, Fiscal 2007, Series S-1, Rev., FGIC, 5.00%, 07/15/16	436
200	Sachem Central School District of Holbrook, GO, FGIC, 5.00%, 10/15/16	219
200	Triborough Bridge & Tunnel Authority, General Purpose, Series Y, Rev., GO, 6.13%, 01/01/21 (p)	242
		33,191
	North Carolina — 1.5%
2,750	Gaston County, School, GO, FSA, 4.25%, 04/01/16	2,770
1,020	Iredell County, School Project, COP, AMBAC, 5.00%, 06/01/16	1,102
225	North Carolina Municipal Power Agency No. 1, Catawba Electric, Rev., MBIA, 6.00%, 01/01/11	243
5,000	State of North Carolina, GO, 5.00%, 03/01/11	5,246
		9,361
	Ohio — 4.0%
	City of Cleveland,
1,590	Series A, GO, AMBAC, 5.00%, 10/01/14	1,715
1,715	Rev., FSA, 5.25%, 09/15/18	1,921
7,780	City of Columbus, Limited Tax, Series 2, GO, 5.00%, 07/01/14	8,376
2,000	City of Columbus, Various Purpose, Series D, GO, VAR, 5.00%, 12/15/11	2,113
195	Cleveland-Cuyahoga County Port Authority, Building Funding Program, Columbia National, Series D, Rev., 5.00%, 11/15/15	197
200	Franklin County Convention Facilities Authority, Tax & Lease Revenue Anticipated Bonds, Rev., AMBAC, 5.00%, 12/01/15	214
200	Greater Cleveland Regional Transit Authority, Capital Improvement, Series A, GO, MBIA, 5.63%, 12/01/11 (p)	216
225	Kettering City School District, School Improvement, GO, FSA, 5.00%, 12/01/14	240
3,000	State of Ohio, Common Schools, Series B, GO, 5.00%, 03/15/14	3,208
3,260	State of Ohio, Higher Education, Series II-A, Rev., MBIA-IBC, 5.50%, 12/01/10	3,457
2,700	State of Ohio, Higher Education, Denison University 2007 Project, Rev., MBIA, 5.00%, 11/01/17	2,920
		24,577
	Oregon — 1.4%
5,000	City of Portland, Sewer Systems, Series A, Rev., FGIC, 5.75%, 08/01/10 (p)	5,315
1,500	Clackamas County, School District No. 12, GO, FSA, 5.00%, 06/15/18	1,646
1,500	Deschutes County Administrative School, District No. 1, GO, FSA, 5.00%, 06/15/11	1,576
		8,537
	Pennsylvania — 3.5%
1,500	Allegheny Valley Joint School District, Series A, GO, MBIA, 5.00%, 11/01/14	1,600
2,265	Central Bucks School District, GO, FGIC, 5.00%, 05/15/15	2,449
1,000	Commonwealth of Pennsylvania, First Series, GO, 5.00%, 10/01/13	1,071
9,265	County of Allegheny, Series C-57, GO, FGIC, 5.00%, 11/01/14	9,968
1,000	Garnet Valley School District, GO, FSA, 5.00%, 04/01/17	1,084
1,315	Haverford Township School District, GO, FSA, 5.25%, 03/15/16	1,452
1,060	Marple Newtown School District, GO, FSA, 5.00%, 03/01/16	1,147
3,000	Sayre Health Care Facilities Authority, Rev., 4.36%, 12/01/17	3,001
		21,772
	South Carolina — 3.6%
	City of Columbia, Waterworks & Sewer Systems,
1,000	Rev., 5.70%, 02/01/10	1,053
1,960	Rev., 6.00%, 02/01/10 (p)	2,077

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   25

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	Value($)
Long-Term Investments — Continued
	South Carolina — Continued
200	Charleston County, Public Facilities Corp., COP, MBIA, 5.00%, 06/01/12	211
16,860	Greenville County School District, Rev., 5.88%, 12/01/12 (p)	18,796
		22,137
	Tennessee — 1.5%
2,070	City of Memphis, Rev., FSA, 5.00%, 05/01/17	2,263
2,325	City of Memphis, General Improvement, GO, MBIA, 5.25%, 10/01/18	2,605
1,000	Metropolitan Government Nashville & Davidson County, Series A, GO, MBIA, 5.00%, 01/01/16	1,088
3,000	Tennessee Energy Acquisition Corp., Series A, Rev., 5.00%, 09/01/13	3,173
		9,129
	Texas — 1.7%
200	City of Corpus Christi, Utility Systems, Series A-1, Rev., AMBAC, 5.00%, 07/15/15	213
200	City of Dallas, Waterworks & Sewer System, Rev., FSA, 5.38%, 10/01/12	216
200	City of Laredo, International Tool Bridge, Series B, Rev., FSA, 5.00%, 10/01/13	214
4,000	City of San Antonio, Series B, Rev., 5.00%, 02/01/13	4,246
185	Collin County, Tax Refund, GO, 5.00%, 02/15/15	197
665	La Joya Independent School District, GO, PSF-GTD, 5.00%, 02/15/16	716
110	Plano Independent School District, GO, PSF-GTD, 4.75%, 02/15/10	113
1,500	Tarrant County Cultural Education Facilities Finance Corp., Series A, Rev., 5.00%, 02/15/15	1,587
	Texas State University Systems,
1,000	Series A, Rev., AMBAC, 5.50%, 03/15/16	1,116
250	Series A, Rev., AMBAC, 5.50%, 03/15/16	278
1,550	Texas Public Finance Authority, State Preservation Board Projects, Series B, Rev., AMBAC, 5.00%, 08/01/14	1,647
		10,543
	Utah — 0.7%
1,680	Utah Municipal Power Agency, Electrical Systems, Series A, Rev., AMBAC, 5.00%, 07/01/16	1,821
2,110	Utah Water Finance Agency, Series A, Rev., AMBAC, 5.00%, 07/01/14	2,263
		4,084
	Virginia — 3.7%
5,000	City of Newport News, Series B, GO, ST AID WITHHLDG, 5.25%, 02/01/16	5,527
5,845	Harrisonburg IDA, Rockingham Memorial Hospital, Rev., AMBAC, 4.50%, 08/15/16	5,797
2,900	Virginia Commonwealth Transportation Board, Series A, Rev., 5.00%, 05/15/14	3,122
5,330	Virginia Public Building Authority, Rev., 5.00%, 08/01/14	5,749
2,565	Virginia Public School Authority, School Financing, Series B, Rev., 5.25%, 08/01/17	2,870
		23,065
	Washington — 0.0% (g)
200	Energy Northwest, Project 1, Series A, Rev., MBIA, 5.25%, 07/01/13	216
	Wisconsin — 0.2%
1,000	Milwaukee County, Series A, GO, MBIA, 5.00%, 10/01/11	1,053
	Wyoming — 0.0% (g)
150	Wyoming State Loan & Investment Board, Capital Facilities, Rev., 5.00%, 10/01/14	159
	Total Long-Term Investments (Cost $601,170)	602,825

SHARES
Short-Term Investment — 3.4%
	Investment Company — 3.4%
20,598	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $20,598)	20,598
	Total Investments — 101.5% (Cost $621,768)	623,423
	Liabilities in Excess of Other Assets — (1.5)%	(9,161)
	NET ASSETS — 100.0%	$614,262

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

Interest Rate Swaps (Amounts in thousands)

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc (London)	2.77% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 194.53	09/02/10	$2,000	$2
Barclays Bank plc (London)	2.99% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 201.33	01/15/11	25,000	(482)
Barclays Bank plc (London)	2.82% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 197.26	02/13/11	500	(3)
Barclays Bank plc (London)	2.96% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 202.60	04/15/11	20,000	(473)
Barclays Bank plc (London)	2.97% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 200.54	06/14/11	2,000	(32)
Barclays Bank plc (London)	2.94% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 200.59	06/15/11	3,000	(44)
Barclays Bank plc (London)	2.76% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 194.95	09/16/12	1,500	(3)
Barclays Bank plc (London)	3.00% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 202.60	01/15/13	20,000	(562)
Barclays Bank plc (London)	2.86% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 197.26	02/13/13	500	(5)
Barclays Bank plc (London)	2.95% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 200.54	06/14/13	2,000	(39)
Barclays Bank plc (London)	2.92% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 200.59	06/15/13	3,000	(54)
Barclays Bank plc (London)	2.57% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 203.73	07/15/13	25,000	(94)
Barclays Bank plc (London)	2.99% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 201.33	01/15/14	25,000	(672)
Barclays Bank plc (London)	2.92% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 202.81	01/15/15	25,000	(636)
Barclays Bank plc (London)	3.01% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 202.60	01/15/15	20,000	(637)
Barclays Bank plc (London)	3.00% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 201.33	01/15/16	25,000	(727)
Barclays Bank plc (London)	2.94% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 200.54	06/14/16	5,000	(107)
Barclays Bank plc (London)	2.93% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 200.59	06/15/16	3,000	(62)
Barclays Bank plc (London)	2.68% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 203.73	07/15/16	25,000	(160)
Wachovia Bank, N.A.	2.89% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 202.81	08/25/11	25,000	(389)
Wachovia Bank, N.A.	2.90% at expiration	Percentage difference between the CPIU as of 90 days prior to expiration date and 202.81	08/25/13	25,000	(475)
					$(5,654)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   27

JPMorgan Tax Aware Short-Intermediate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.6%
	Asset Backed Securities — 0.2%
466	Capital One Auto Finance Trust, Series 2003-B, Class A4, 3.18%, 09/15/10 (Cost $466)	463
	Collateralized Mortgage Obligations — 1.7%
	Non-Agency CMO — 1.7%
2,638	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A1, VAR, 4.98%, 06/25/34	2,625
2,083	Wells Fargo Mortgage Backed Securities Trust, Series 2004-S, Class A3, FRN, 3.54%, 09/25/34	2,075
	Total Collateralized Mortgage Obligations (Cost $4,752)	4,700
	Corporate Bonds — 4.8%
	Commercial Banks — 1.2%
1,800	Artesia Bank S.C. (Belgium), 7.25% to 09/17/07; thereafter VAR, 09/29/49 (e)	1,813
1,400	Deutsche Bank Capital Funding Trust I, 7.87% to 06/30/09; thereafter VAR, 12/29/49 (e)	1,475
		3,288
	Diversified Financial Services — 3.6%
3,550	BNP US Funding LLC, 7.74% to 12/05/07; thereafter VAR, 12/29/49 (e)	3,591
1,300	Mizuho JGB Investment LLC, 9.87% to 06/30/08; thereafter VAR, 12/29/49 (e)	1,364
4,950	Natexis Ambs Co. LLC, 8.44% to 06/30/08; thereafter VAR, 12/29/49 (e)	5,122
		10,077
	Total Corporate Bonds (Cost $14,949)	13,365
	Foreign Government Securities — 0.5%
1,350	National Agricultural Cooperative Federation (South Korea), VAR, 5.75%, 06/18/14 (Cost $1,409)	1,361
	Municipal Bonds — 91.2%
	Alabama — 2.9%
5,000	Alabama State Dock Authority, Series B, Rev., MBIA, 5.00%, 10/01/10	5,200
2,570	Huntsville Madison County Airport Authority, Rev., 5.00%, FSA, 07/01/14	2,724
		7,924
	Arizona — 1.0%
2,600	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., FRDO, 4.92%, 05/03/07	2,632
	California — 3.6%
	California Statewide Communities Development Authority, Kaiser Permanente,
2,500	Series F, Rev., 2.30%, 05/01/07 (p)	2,500
5,000	Series G, Rev., 2.30%, 05/01/07 (p)	5,000
2,600	Golden State Tobacco Securitization Corp., Series A-1, Rev., 4.50%, 06/01/27	2,559
		10,059
	Colorado — 6.0%
2,500	Colorado Health Facilities Authority, Evangelical Lutheran, Series B, Rev., 3.75%, 06/01/09	2,479
5,000	Denver City & County, Series B, COP, AMBAC, 5.60%, 12/01/10 (p)	5,360
7,980	Regional Transportation District, Series B, Rev., AMBAC, 5.50%, 11/01/12 (p)	8,700
		16,539
	District of Columbia — 2.2%
5,775	Washington Metropolitan Area Transit Authority, Rev., MBIA, 5.00%, 01/01/12	6,104
	Florida — 7.3%
10,000	Florida Hurricane Catastrophe Fund, Series A, Rev., 5.00%, 07/01/11	10,470
2,000	Highlands County Health Facilities Authority, Hospital, Adventist Health, Series I, Rev., FRDO, 5.00%, 11/16/09	2,052
7,465	Lee County, Solid Waste Systems, Series B, Rev., AMBAC, 5.00%, 10/01/10	7,744
		20,266
	Georgia — 2.5%
1,680	Fulco Hospital Authority, Health System, Catholic Health East, Series A, Rev., MBIA, 5.50%, 11/15/08	1,725
5,000	Gwinnett County School District, GO, 5.00%, 02/01/12	5,287
		7,012
	Illinois — 7.1%
5,000	Chicago Metropolitan Water Reclamation District, Series A, GO, 5.00%, 12/01/14	5,396
3,320	City of Chicago, Pilsen Redevelopment, Tax Allocation, Series A, AMBAC, 4.35%, 06/01/13	3,255
1,350	Illinois Health Facilities Authority, University of Chicago Hospital System, Rev., MBIA, 5.00%, 08/15/07	1,355

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Illinois — Continued
3,790	McLean & Woodford Counties Community Unit School District No. 5, GO, FSA, 6.38%, 12/01/11 (p)	4,207
5,500	State of Illinois, GO, FGIC, 5.13%, 12/01/10	5,544
		19,757
	Iowa — 2.4%
1,895	Iowa Finance Authority, Hospital Facility, Health System, Series A, Rev., MBIA, 5.25%, 07/01/07	1,900
4,690	University of Iowa Facilities Corp., Pomerantz Center, Rev., 5.00%, 06/01/10	4,867
		6,767
	Kansas — 3.3%
7,175	Kansas City, Series A, GO, MBIA, 5.00%, 02/01/13	7,643
1,500	Wyandotte County-Kansas City Unified Government, Sales Tax, First Lien, Area C, Series C, Rev., LOC: Citibank, N.A., 3.85%, 12/01/13	1,495
		9,138
	Kentucky — 0.1%
220	City of Owensboro, Electric Light & Power, Rev., 6.85%, 01/01/08 (p)	225
	Maryland — 1.4%
4,000	Northeast Waste Disposal Authority, Montgomery County Resource Recovery Project, Series A, Rev. 6.00%, 07/01/07	4,009
	Massachusetts — 7.8%
6,355	Commonwealth of Massachusetts, Consolidated Lien, Series E, GO, MBIA, 5.50%, 01/01/12	6,841
	Commonwealth of Massachusetts, State Federal Highway,
5,000	Series A, Rev., GAN, 5.75%, 06/15/14	5,325
6,000	Series A, Rev., GAN, 5.75%, 06/15/15	6,391
3,000	Massachusetts State Turnpike Authority, Series A, Rev., MBIA, 5.00%, 01/01/13	3,061
		21,618
	Michigan — 1.4%
3,000	City of Detroit, Sewer Disposal, Series D, Rev., FRN, FSA, 4.18%, 07/02/07	3,003
1,000	Michigan Higher Education Student Loan Authority, Student Loans, Series XVII-I, Rev., AMBAC, 3.30%, 03/01/09	987
		3,990
	Nevada — 2.1%
5,625	Clark County, Airport Systems, Junior Sublien Notes, Series B-1, Rev., 5.00%, 07/01/08	5,701
	New Jersey — 5.9%
10,000	New Jersey Economic Development Authority, Cigarette Tax, Rev., FGIC, 5.00%, 06/15/13	10,639
5,095	New Jersey Economic Development Authority, School Facilities Construction, Series L, Rev., FSA, 5.25%, 03/01/15	5,587
		16,226
	New York — 11.9%
3,000	Dutchess County, IDA, IBM Project, Rev., FRDO, 5.45%, 12/01/09	3,112
12,780	Metropolitan Transportation Authority, Series B, Rev., 5.25%, 11/15/13 (p)	13,945
	Nassua Health Care Corp.,
800	Series B, Rev., FSA CNTY GTD, 5.00%, 08/01/09	822
2,000	Series B, Rev., FSA CNTY GTD, 5.00%, 08/01/10	2,078
	New York City,
25	Series B, GO, 5.10%, 08/01/07 (p)	25
5,000	Series G, GO, MBIA, 5.00%, 08/01/10	5,095
1,800	New York Convention Center Operating Corp., Yale Building Acquisition Project, COP, 5.25%, 06/01/07 (p)	1,819
2,425	New York State Dormitory Authority, Albany Mortgage, Series A-1, Rev., FSA, FHA, 5.00%, 02/15/09	2,478
2,530	New York State Dormitory Authority, Department of Health, Series 2, Rev., 5.00%, 07/01/09	2,594
845	New York State Dormitory Authority, Montefiore Hospital Mortgage, Rev., FGIC, FHA, 5.00%, 02/01/10	874
		32,842
	North Carolina — 0.7%
1,850	State of North Carolina, Series A, GO, 5.00%, 06/01/15	2,012
	Ohio — 0.5%
1,400	Portage County, GO, MBIA, 5.10%, 12/01/07 (p)	1,438
	Pennsylvania — 6.4%
10,000	Harrisburg Authority Resource Recovery Improvements, Series D-2, Rev., FSA, 5.00%, 12/01/13	10,657
2,775	Lancaster County Solid Waste Management Authority, Rev., MBIA, 5.00%, 12/15/14	2,982

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   29

JPMorgan Tax Aware Short-Intermediate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pennsylvania — Continued
3,000	Luzerne County IDA, Pennsylvania-American Water Co., Series A, Rev., FRDO, AMBAC, 3.60%, 12/01/09	2,961
1,000	Pennsylvania Turnpike Commission. Rev., AMBAC, 5.00%, 07/15/09 (p)	1,028
		17,628
	Tennessee — 0.4%
1,000	Clarksville Natural Gas Acquisition Corp., Rev., 5.00%, 12/15/07	1,007
	Texas — 9.7%
2,500	Brazos River Harbor Navigation District, Dow Chemical Co. Project, Series A-3, Rev., AMT, FRDO, 4.95%, 05/15/07	2,501
10,000	City of San Antonio, Electric & Gas, Series A, Rev., 5.00%, 02/01/12	10,534
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., XLCA, 5.00%, 11/01/11	5,122
7,150	State of Texas, Public Finance Authority, GO, 5.25%, 10/01/11	7,249
1,500	Texas Municipal Gas Acquisition & Supply Corp., Senior Lien, Series B, Rev., FRDO, 3.93%, 06/15/07	1,500
		26,906
	Virginia — 0.9%
2,610	Peninsula Ports Authority, Dominion Term Association Project, Rev., FRDO, 3.30%, 09/30/08	2,580
	Washington — 2.8%
1,175	Conservation & Renewable Energy System, Rev., 5.00%, 10/01/07	1,181
5,000	Energy Northwest, Project 1, Series A, Rev., 5.00%, 07/01/14	5,363
1,250	Washington Health Care Facilities Authority, Rev., ARS, FRDO, 3.78%, 05/11/07	1,250
		7,794
	Wisconsin — 0.9%
2,500	Wisconsin Health & Educational Facilities Authority, Ministry Healthcare, Inc., Series B, Rev., 3.50%, 05/15/07	2,499
	Total Municipal Bonds (Cost $254,071)	252,673

SHARES	SECURITY DESCRIPTION	VALUE($)

	Preferred Stock — 1.2%
	Diversified Financial Services — 1.2%
3	Pinto Totta International Finance, VAR, 7.77%, 08/01/07 (e) (Cost $3,903)	3,454
	Total Long-Term Investments (Cost $279,550)	276,016
Short-Term Investment — 1.5%
	Investment Company — 1.5%
4,209	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $4,209)	4,209
	Total Investments — 101.1% (Cost $283,759)	280,225
	Liabilities in Excess of Other Assets — (1.1)%	(3,083)
	NET ASSETS — 100.0%	$277,142

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

JPMorgan Tax Aware U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.4%
	Common Stocks — 99.4%
	Aerospace & Defense — 4.6%
57	Boeing Co.	5,321
106	Raytheon Co.	5,671
81	United Technologies Corp.	5,421
		16,413
	Air Freight & Logistics — 0.8%
28	FedEx Corp.	2,916
	Auto Components — 1.4%
50	Johnson Controls, Inc.	5,079
	Beverages — 1.3%
48	Coca-Cola Co. (The)	2,506
21	Molson Coors Brewing Co., Class B	2,015
		4,521
	Biotechnology — 1.0%
57	Amgen, Inc. (a)	3,668
	Capital Markets — 2.5%
14	Goldman Sachs Group, Inc. (The)	3,025
50	Morgan Stanley	4,177
105	TD AMERITRADE Holding Corp. (a)	1,790
		8,992
	Chemicals — 1.4%
76	Praxair, Inc.	4,877
	Commercial Banks — 2.4%
95	U.S. Bancorp	3,252
94	Wachovia Corp.	5,213
		8,465
	Communications Equipment — 4.8%
311	Cisco Systems, Inc. (a)	8,314
203	Corning, Inc. (a)	4,810
88	QUALCOMM, Inc.	3,871
		16,995
	Computers & Peripherals — 6.4%
18	Apple, Inc. (a)	1,756
235	Dell, Inc. (a)	5,931
205	Hewlett-Packard Co.	8,619
64	International Business Machines Corp.	6,565
		22,871
	Consumer Finance — 2.4%
76	American Express Co.	4,627
53	Capital One Financial Corp.	3,899
		8,526
	Diversified Financial Services — 6.7%
178	Bank of America Corp.	9,055
42	CIT Group, Inc.	2,525
231	Citigroup, Inc.	12,365
		23,945
	Diversified Telecommunication Services — 1.7%
161	Verizon Communications, Inc.	6,138
	Electric Utilities — 2.8%
55	American Electric Power Co., Inc.	2,770
134	Duke Energy Corp.	2,750
88	Edison International	4,581
		10,101
	Energy Equipment & Services — 1.4%
20	Baker Hughes, Inc.	1,584
44	Schlumberger Ltd.	3,226
		4,810
	Food & Staples Retailing — 3.9%
68	CVS/Caremark Corp.	2,462
47	Safeway, Inc.	1,722
202	Wal-Mart Stores, Inc.	9,661
		13,845
	Food Products — 0.7%
74	Kraft Foods, Inc., Class A	2,470
	Health Care Equipment & Supplies — 0.7%
47	Baxter International, Inc.	2,658
	Health Care Providers & Services — 3.2%
94	Cardinal Health, Inc.	6,572
59	WellPoint, Inc. (a)	4,677
		11,249
	Hotels, Restaurants & Leisure — 3.4%
136	McDonald’s Corp.	6,588
63	Royal Caribbean Cruises Ltd.	2,610
83	Wyndham Worldwide Corp. (a)	2,858
		12,056
	Household Products — 1.1%
60	Procter & Gamble Co.	3,857
	Industrial Conglomerates — 2.9%
189	General Electric Co.	6,967
100	Tyco International Ltd. (Bermuda)	3,256
		10,223
	Insurance — 5.6%
71	Allstate Corp. (The)	4,397
28	AMBAC Financial Group, Inc.	2,612

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   31

JPMorgan Tax Aware U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
125	Genworth Financial, Inc., Class A	4,554
41	Hartford Financial Services Group, Inc.	4,145
81	Travelers Cos, Inc. (The)	4,381
		20,089
	Internet Software & Services — 1.3%
159	Yahoo!, Inc. (a)	4,467
	Machinery — 0.9%
69	Dover Corp.	3,296
	Media — 4.7%
250	Comcast Corp., Special Class A (a)	6,601
137	News Corp., Class A	3,067
4	News Corp., Class B	103
344	Time Warner, Inc.	7,106
		16,877
	Multiline Retail — 0.9%
40	J.C. Penney Co., Inc.	3,198
	Oil, Gas & Consumable Fuels — 7.6%
57	Chevron Corp.	4,440
30	Devon Energy Corp.	2,194
281	El Paso Corp.	4,218
122	Exxon Mobil Corp.	9,663
17	Marathon Oil Corp.	1,736
94	Occidental Petroleum Corp.	4,751
		27,002
	Pharmaceuticals — 8.2%
60	Abbott Laboratories	3,406
27	Johnson & Johnson	1,717
135	Merck & Co., Inc.	6,939
325	Pfizer, Inc.	8,613
32	Sepracor, Inc. (a)	1,731
122	Wyeth	6,775
		29,181
	Road & Rail — 1.8%
119	Norfolk Southern Corp.	6,315
	Semiconductors & Semiconductor Equipment — 0.7%
70	Linear Technology Corp.	2,606
	Software — 4.4%
429	Microsoft Corp.	12,835
159	Oracle Corp. (a)	2,986
		15,821
	Specialty Retail — 1.1%
103	Home Depot, Inc.	3,915
	Thrifts & Mortgage Finance — 1.8%
76	Freddie Mac	4,955
38	Washington Mutual, Inc.	1,580
		6,535
	Tobacco — 2.1%
108	Altria Group, Inc.	7,435
	Wireless Telecommunication Services — 0.8%
144	Sprint Nextel Corp.	2,881
	Total Common Stocks (Cost $266,247)	354,293
Short-Term Investment — 0.7%
	Investment Company — 0.7%
2,612	JPMorgan Prime Money Market Fund (b) (Cost $2,612)	2,612
	Total Investments — 100.1%
	(Cost $268,859)	356,905
	Liabilities in Excess of Other Assets — (0.1)%	(528)
	NET ASSETS — 100.0%	$356,377

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

JPMorgan Tax Aware Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007

ABBREVIATIONS:

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)	— All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(g)	— Amount rounds to less than 0.1%.

(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)	— All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(p)	— Security is prerefunded or escrowed to maturity.

(r)	— Rates shown are per annum and payments are as described.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date or final maturity date.

Adj.	— Adjustable. The interest rate shown is the rate in effect at April 30, 2007.

ADR	— American Depositary Receipt

AMBAC	— American Municipal Bond Assurance Corp.

AMT	— Alternative Minimum Tax

ARS	— Auction Rate Securities

CIFG	— CDC IXIS Financial Guarantee

COP	— Certificates of Participation

CMO	— Collateralized Mortgage Obligation

CNTY	— County

CPIU	— Consumer Price Index for Urban Consumers

EDA	— Economic Development Authority

FGIC	— Financial Guaranty Insurance Co.

FHA	— Federal Housing Authority

FNMA	— Federal National Mortgage Association

FRDO	— Floating Rate Demand Obligation. The maturity date shown is the next interest date reset. The interest rate shown is the rate in effect April 30, 2007.

FRN	— Floating Rate Note. The rate shown is the rate in effect as of April 30, 2007. The maturity date shown is the next interest date reset.

FSA	— Financial Security Assurance

GAN	— Grant Anticipation Note

GO	— General Obligation

GTD	— Guaranteed

IBC	— Insured Bond Certificates

IDA	— Industrial Development Authority

LIQ	— Liquidity Agreement

LOC	— Letter of Credit

MBIA	— Municipal Bond Insurance Association

PSF	— Permanent School Fund

RADIAN	— Radian Asset Assurance

RAN	— Revenue Anticipation Note

Rev.	— Revenue Bond

ST AID WITHHLDG	— State Aid Withholding

USD	— United States Dollar

VAR	— Variable Rate Note. The interest rate shown is the rate in effect at April 30, 2007.

XLCA	— XL Capital Assurance

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   33

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands, except per share amounts)

	Tax Aware Disciplined Equity Fund	Tax Aware Enhanced Income Fund		Tax Aware Large Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$718,594	$94,981		$39,726
Investments in affiliates, at value	3,454	8,106		267
Total investment securities, at value	722,048	103,087		39,993
Receivables:
Investment securities sold	1,101	—		48
Fund shares sold	335	13		—
Interest and dividends	634	1,016		12
Total Assets	724,118	104,116		40,053

LIABILITIES:
Payables:
Dividends	—	109		—
Fund shares redeemed	378	1		122
Accrued liabilities:
Investment advisory fees	201	6		6
Administration fees	35	7		4
Shareholder servicing fees	58	9		8
Distribution fees	—	—	(a)	—
Custodian and accounting fees	5	16		6
Trustees’ and Officers’ fees	1	5		17
Other	56	72		37
Total Liabilities	734	225		200
Net Assets	$723,384	$103,891		$39,853

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

	Tax Aware Disciplined Equity Fund	Tax Aware Enhanced Income Fund	Tax Aware Large Cap Growth Fund
NET ASSETS:
Paid in capital	$682,085	$129,099	$132,725
Accumulated undistributed (distributions in excess of) net investment income	619	17	(31)
Accumulated net realized gains (losses)	(110,070)	(25,395)	(105,782)
Net unrealized appreciation (depreciation)	150,750	170	12,941
Total Net Assets	$723,384	$103,891	$39,853
Net Assets:
Class A	$—	$461	$—
Select Class	—	42,352	39,853
Institutional Class	723,384	61,078	—
Total	$723,384	$103,891	$39,853
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	—	46	—
Select Class	—	4,248	2,146
Institutional Class	35,757	6,132	—
Net Asset Value
Class A — Redemption price per share	$—	$9.97	$—
Select Class — Offering and redemption price per share	—	9.97	18.57
Institutional Class — Offering and redemption price per share	20.23	9.96	—
Class A maximum sales charge	—	2.25%	—
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$—	$10.20	$—

Cost of investments	$571,298	$102,917	$27,052

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   35

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2007 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Tax Aware Real Return Fund		Tax Aware Short-Intermediate Income Fund	Tax Aware U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$602,825		$276,016	$354,293
Investments in affiliates, at value	20,598		4,209	2,612
Total investment securities, at value	623,423		280,225	356,905
Receivables:
Fund shares sold	1,479		311	65
Interest and dividends	8,656		4,068	205
Outstanding swap contracts, at value	2		—	—
Total Assets	633,560		284,604	357,175

LIABILITIES:
Payables:
Dividends	756		605	—
Investment securities purchased	12,418		6,537	—
Fund shares redeemed	123		150	468
Outstanding swap contracts, at value	5,656		—	—
Accrued liabilities:
Investment advisory fees	134		58	132
Administration fees	42		13	21
Shareholder servicing fees	105		36	62
Distribution fees	1		—	4
Custodian and accounting fees	18		13	31
Trustees’ and Officers’ fees	—	(a)	2	7
Other	45		48	73
Total Liabilities	19,298		7,462	798
Net Assets	$614,262		$277,142	$356,377

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

	Tax Aware Real Return Fund	Tax Aware Short-Intermediate Income Fund	Tax Aware U.S. Equity Fund
NET ASSETS:
Paid in capital	$618,301	$302,906	$257,833
Accumulated undistributed (distributions in excess of) net investment income	8	6	16
Accumulated net realized gains (losses)	(48)	(22,236)	10,482
Net unrealized appreciation (depreciation)	(3,999)	(3,534)	88,046
Total Net Assets	$614,262	$277,142	$356,377
Net Assets:
Class A	$1,604	$—	$9,133
Class B	—	—	2,336
Class C	596	—	770
Select Class	455,426	225,968	266,725
Institutional Class	156,636	51,174	77,413
Total	$614,262	$277,142	$356,377
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	161	—	445
Class B	—	—	115
Class C	60	—	38
Select Class	45,821	23,234	12,973
Institutional Class	15,746	5,261	5,414
Net Asset Value
Class A — Redemption price per share	$9.94	$—	$20.51
Class B — Offering price per share (b)	—	—	20.31
Class C — Offering price per share (b)	9.94	—	20.26
Select Class — Offering and redemption price per share	9.94	9.73	20.56
Institutional Class — Offering and redemption price per share	9.95	9.73	14.30
Class A maximum sales charge	3.75%	—	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$10.33	$—	$21.65

Cost of investments	$621,768	$283,759	$268,859

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based on the length of time the shares were held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   37

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund	Tax Aware Enhanced Income Fund	Tax Aware Large Cap Growth Fund
INVESTMENT INCOME:
Interest income	$—	$1,791	$—
Dividend income	6,348	136	230
Dividend income from affiliates (a)	126	109	4
Total investment income	6,474	2,036	234

EXPENSES:
Investment advisory fees	1,151	124	89
Administration fees	330	49	22
Distribution fees:
Class A	—	3	—
Shareholder servicing fees:
Class A	—	3	—
Select Class	—	56	56
Institutional Class	329	26	—
Custodian and accounting fees	16	6	16
Professional fees	27	12	24
Trustees’ and Officers’ fees	4	1	1
Printing and mailing costs	20	5	3
Registration and filing fees	11	13	8
Transfer agent fees	33	11	4
Interest expense	— (b)	2	2
Other	9	—	—
Total expenses	1,930	311	225
Less amounts waived	(121)	(122)	(33)
Less earnings credits	(1)	(1)	— (b)
Net expenses	1,808	188	192
Net investment income (loss)	4,666	1,848	42

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	8,046	(17)	5,628
Change in net unrealized appreciation (depreciation) of investments	48,493	(4)	(2,400)
Net realized/unrealized gains (losses)	56,539	(21)	3,228
Change in net assets resulting from operations	$61,205	$1,827	$3,270

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

	Tax Aware Real Return Fund	Tax Aware Short-Intermediate Income Fund	Tax Aware U.S. Equity Fund
INVESTMENT INCOME:
Interest income	$10,446	$5,769	$—
Dividend income	—	132	3,538
Dividend income from affiliates (a)	326	104	67
Total investment income	10,772	6,005	3,605

EXPENSES:
Investment advisory fees	940	368	821
Administration fees	270	148	183
Distribution fees:
Class A	1	—	9
Class B	—	—	9
Class C	2	—	3
Shareholder servicing fees:
Class A	1	—	9
Class B	—	—	3
Class C	1	—	1
Select Class	507	304	348
Institutional Class	65	26	38
Custodian and accounting fees	15	9	27
Professional fees	36	27	25
Trustees’ and Officers’ fees	3	2	2
Printing and mailing costs	—	15	33
Registration and filing fees	22	15	33
Transfer agent fees	27	13	42
Interest expense	—	2	—	(b)
Other	9	2	1
Total expenses	1,899	931	1,587
Less amounts waived	(244)	(153)	(86)
Less earnings credits	(2)	(4)	—	(b)
Net expenses	1,653	774	1,501
Net investment income (loss)	9,119	5,231	2,104

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(31)	(663)	21,872
Change in net unrealized appreciation/depreciation of:
Investments	(3,515)	(495)	2,634
Swaps	154	—	—
Change in net unrealized appreciation (depreciation)	(3,361)	(495)	2,634
Net realized/unrealized gains (losses)	(3,392)	(1,158)	24,506
Change in net assets resulting from operations	$5,727	$4,073	$26,610

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   39

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Disciplined Equity Fund		Tax Aware Enhanced Income Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,666	$6,875	$1,848	$4,746
Net realized gain (loss)	8,046	5,893	(17)	(232)
Change in net unrealized appreciation (depreciation)	48,493	70,093	(4)	307
Change in net assets resulting from operations	61,205	82,861	1,827	4,821

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(42)	(151)
Select Class
From net investment income	—	—	(816)	(2,062)
Institutional Class
From net investment income	(4,603)	(6,795)	(997)	(2,279)
Total distributions to shareholders	(4,603)	(6,795)	(1,855)	(4,492)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	45,274	168,563	(5,358)	(91,075)

NET ASSETS:
Change in net assets	101,876	244,629	(5,386)	(90,746)
Beginning of period	621,508	376,879	109,277	200,023
End of period	$723,384	$621,508	$103,891	$109,277
Accumulated undistributed (distributions in excess of) net investment income	$619	$556	$17	$24

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

	Tax Aware Large Cap Growth Fund		Tax Aware Real Return Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$42	$69	$9,119	$3,459
Net realized gain (loss)	5,628	16,259	(31)	(16)
Change in net unrealized appreciation (depreciation)	(2,400)	(10,581)	(3,361)	(612)
Change in net assets resulting from operations	3,270	5,747	5,727	2,831

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(16)	(19)
Class C
From net investment income	—	—	(7)	(12)
Select Class
From net investment income	(51)	(91)	(6,639)	(3,077)
Institutional Class
From net investment income	—	—	(2,465)	(339)
Total distributions to shareholders	(51)	(91)	(9,127)	(3,447)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(12,942)	(94,446)	180,026	433,123

NET ASSETS:
Change in net assets	(9,723)	(88,790)	176,626	432,507
Beginning of period	49,576	138,366	437,636	5,129
End of period	$39,853	$49,576	$614,262	$437,636
Accumulated undistributed (distributions in excess of) net investment income	$(31)	$(22)	$8	$16

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   41

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Short-Intermediate Income Fund		Tax Aware U.S. Equity Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,231	$15,348	$2,104	$6,931
Net realized gain (loss)	(663)	(10,044)	21,872	96,604
Change in net unrealized appreciation (depreciation)	(495)	9,066	2,634	(14,863)
Change in net assets resulting from operations	4,073	14,370	26,610	88,672

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(29)	(66)
Class B
From net investment income	—	—	(4)	(11)
Class C
From net investment income	—	—	(1)	(3)
Select Class
From net investment income	(4,258)	(12,041)	(1,429)	(5,546)
Institutional Class
From net investment income	(958)	(2,728)	(657)	(1,993)
Total distributions to shareholders	(5,216)	(14,769)	(2,120)	(7,619)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(44,444)	(370,936)	(42,637)	(552,309)

NET ASSETS:
Change in net assets	(45,587)	(371,335)	(18,147)	(471,256)
Beginning of period	322,729	694,064	374,524	845,780
End of period	$277,142	$322,729	$356,377	$374,524
Accumulated undistributed (distributions in excess of) net investment income	$6	$(9)	$16	$32

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

	Tax Aware Disciplined Equity Fund		Tax Aware Enhanced Income Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$65	$268
Dividends reinvested	—	—	36	132
Cost of shares redeemed	—	—	(3,335)	(4,199)
Change in net assets from Class A capital transactions	$—	$—	$(3,234)	$(3,799)

Select Class
Proceeds from shares issued	$—	$—	$6,453	$8,184
Dividends reinvested	—	—	311	609
Cost of shares redeemed	—	—	(12,219)	(65,843)
Change in net assets from Select Class capital transactions	$—	$—	$(5,455)	$(57,050)

Institutional Class
Proceeds from shares issued	$114,818	$357,795	$26,291	$8,143
Dividends reinvested	1,226	2,394	876	1,981
Cost of shares redeemed	(70,770)	(175,417)	(23,836)	(40,350)
Redemptions in-kind (See Note 8)	—	(16,209)	—	—
Change in net assets from Institutional Class capital transactions	$45,274	$168,563	$3,331	$(30,226)

SHARE TRANSACTIONS:
Class A
Issued	—	—	6	27
Reinvested	—	—	4	13
Redeemed	—	—	(334)	(421)
Change in Class A Shares	—	—	(324)	(381)

Select Class
Issued	—	—	647	821
Reinvested	—	—	31	61
Redeemed	—	—	(1,224)	(6,602)
Change in Select Class Shares	—	—	(546)	(5,720)

Institutional Class
Issued	5,902	21,122	2,636	816
Reinvested	64	139	88	199
Redeemed	(3,656)	(10,179)	(2,388)	(4,048)
Redemption in-kind (See Note 8)	—	(958)	—	—
Change in Institutional Class Shares	2,310	10,124	336	(3,033)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Large Cap Growth Fund		Tax Aware Real Return Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$1,417	$409
Dividends reinvested	—	—	13	20
Cost of shares redeemed	—	—	(574)	(302)
Change in net assets from Class A capital transactions	$—	$—	$856	$127
Class C
Proceeds from shares issued	$—	$—	$78	$7
Dividends reinvested	—	—	7	12
Cost of shares redeemed	—	—	(6)	—
Change in net assets from Class C capital transactions	$—	$—	$79	$19
Select Class
Proceeds from shares issued	$4	$1,071	$154,868	$413,793
Dividends reinvested	3	3	3,328	2,144
Cost of shares redeemed	(12,949)	(95,520)	(107,119)	(9,176)
Change in net assets from Select Class capital transactions	$(12,942)	$(94,446)	$51,077	$406,761
Institutional Class
Proceeds from shares issued	$—	$—	$158,121	$29,368
Dividends reinvested	—	—	1,942	186
Cost of shares redeemed	—	—	(32,049)	(3,338)
Change in net assets from Institutional Class capital transactions	$—	$—	$128,014	$26,216

SHARE TRANSACTIONS:
Class A
Issued	—	—	143	41
Reinvested	—	—	1	2
Redeemed	—	—	(58)	(30)
Change in Class A Shares	—	—	86	13
Class C
Issued	—	—	8	1
Reinvested	—	—	1	1
Redeemed	—	—	(1)	—
Change in Class C Shares	—	—	8	2

Select Class
Issued	— (a)	64	15,543	41,273
Reinvested	— (a)	— (a)	335	214
Redeemed	(721)	(5,922)	(10,729)	(916)
Change in Select Class Shares	(721)	(5,858)	5,149	40,571

Institutional Class
Issued	—	—	15,827	2,931
Reinvested	—	—	195	19
Redeemed	—	—	(3,197)	(331)
Change in Institutional Class Shares	—	—	12,825	2,619

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

	Tax Aware Short-Intermediate Income Fund		Tax Aware U.S. Equity Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$2,287	$1,925
Dividends reinvested	—	—	22	61
Cost of shares redeemed	—	—	(1,289)	(3,616)
Change in net assets from Class A capital transactions	$—	$—	$1,020	$(1,630)
Class B
Proceeds from shares issued	$—	$—	$83	$80
Dividends reinvested	—	—	3	10
Cost of shares redeemed	—	—	(279)	(518)
Change in net assets from Class B capital transactions	$—	$—	$(193)	$(428)
Class C
Proceeds from shares issued	$—	$—	$176	$42
Dividends reinvested	—	—	1	2
Cost of shares redeemed	—	—	(24)	(97)
Change in net assets from Class C capital transactions	$—	$—	$153	$(53)

Select Class
Proceeds from shares issued	$19,417	$132,284	$10,413	$15,271
Subscription in-kind (See Note 8)	—	114,991	—	—
Dividends reinvested	616	1,490	379	1,000
Cost of shares redeemed	(68,296)	(480,252)	(51,271)	(397,606)
Redemption in-kind	—	—	—	(96,976)
Change in net assets from Select Class capital transactions	$(48,263)	$(231,487)	$(40,479)	$(478,311)

Institutional Class
Proceeds from shares issued	$14,784	$11,141	$8,537	$5,017
Dividends reinvested	464	1,002	358	1,416
Cost of shares redeemed	(11,429)	(151,592)	(12,033)	(75,320)
Redemption in-kind (See Note 8)	—	—	—	(3,000)
Change in net assets from Institutional Class capital transactions	$3,819	$(139,449)	$(3,138)	$(71,887)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Short-Intermediate Income Fund		Tax Aware U.S. Equity Fund
	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006	Six Months Ended 4/30/2007 (Unaudited)	Year Ended 10/31/2006
SHARE TRANSACTIONS:
Class A
Issued	—	—	115	109
Reinvested	—	—	1	3
Redeemed	—	—	(66)	(205)
Change in Class A Shares	—	—	50	(93)
Class B
Issued	—	—	4	5
Reinvested	—	—	— (a)	1
Redeemed	—	—	(14)	(30)
Change in Class B Shares	—	—	(10)	(24)
Class C
Issued	—	—	9	2
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(1)	(5)
Change in Class C Shares	—	—	8	(3)

Select Class
Issued	1,989	13,564	530	862
Subscription in-kind (See Note 8)	—	11,782	—	—
Reinvested	63	153	19	56
Redeemed	(6,998)	(49,304)	(2,585)	(22,539)
Redemption in-kind (See Note 8)	—	—	—	(5,397)
Change in Select Class Shares	(4,946)	(23,805)	(2,036)	(27,018)

Institutional Class
Issued	1,512	1,143	624	405
Reinvested	48	103	26	114
Redeemed	(1,170)	(15,554)	(869)	(6,057)
Redemption in-kind (See Note 8)	—	—	—	(239)
Change in Institutional Class Shares	390	(14,308)	(219)	(5,777)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

Tax Aware Enhanced Income Fund
INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
Interest and dividend income received	$2,235
Operating expenses paid	(250)
Purchases of long-term investments, (at cost)	(11,710)
Net (purchases)/sales of short-term investments	(1,184)
Proceeds from disposition of long-term investments and principal paydowns	18,140
Net cash provided by operating activities	7,231
Cash flows used by financing activities:
Proceeds from shares sold	32,819
Payment from shares redeemed	(39,390)
Cash distributions paid (excluding reinvestment of dividends of $1,223)	(660)
Net cash used in financing activities	(7,231)
Net increase (decrease) in cash	—
Cash, beginning of period	—
Cash, end of period	$—
RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$1,827
Decrease in market value of investments	5,343
Decrease in receivable for investments sold	15
Decrease in dividend and interest receivable	108
Decrease in accrued expenses and other payables	(62)
Total adjustments	5,404
Net cash provided by operating activities	$7,231

For purposes of reporting the statement of cash flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   47

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Aware Enhanced Income Fund
Six Months Ended April 30, 2007 (Unaudited)	$9.97	$0.16	(e)	$— (f)	$0.16	$(0.16)	$—	$(0.16)
Year Ended October 31, 2006	9.96	0.29	(e)	0.01	0.30	(0.29)	—	(0.29)
Year Ended October 31, 2005	9.99	0.20		(0.03)	0.17	(0.20)	—	(0.20)
Year Ended October 31, 2004	10.05	0.11		(0.06)	0.05	(0.11)	—	(0.11)
Year Ended October 31, 2003	10.08	0.14		(0.03)	0.11	(0.14)	—	(0.14)
November 30, 2001 (d) through October 31, 2002	10.10	0.16		(0.01)	0.15	(0.16)	(0.01)	(0.17)

Tax Aware Real Return Fund
Six Months Ended April 30, 2007 (Unaudited)	10.01	0.15	(e)	(0.07)	0.08	(0.15)	—	(0.15)
Year Ended October 31, 2006	9.95	0.31		0.03 (g)	0.34	(0.28)	—	(0.28)
August 31, 2005 (d) through October 31, 2005	10.00	0.04	(e)	(0.05)	(0.01)	(0.04)	—	(0.04)

Tax Aware U.S. Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	19.18	0.08	(e)	1.33	1.41	(0.08)	—	(0.08)
Year Ended October 31, 2006	16.65	0.14	(e)	2.56	2.70	(0.17)	—	(0.17)
Year Ended October 31, 2005	16.16	0.16		0.49	0.65	(0.16)	—	(0.16)
Year Ended October 31, 2004	14.89	0.08	(e)	1.28	1.36	(0.09)	—	(0.09)
Year Ended October 31, 2003	12.86	0.09	(e)	2.01	2.10	(0.07)	—	(0.07)
Year Ended October 31, 2002	15.58	0.10		(2.71)	(2.61)	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	The amount shown at the Net realized and unrealized gains (losses) on investments caption is the balancing figure derived from the other amounts in the statement. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains or losses in the portfolio securities for the year because of the timing of sales and repurchases of the Fund’s shares in relation to the fluctuating market values for the Fund.

(h)	Includes interest expense for custody overdraft of 0.01%.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$ 9.97	1.65%	$461	0.76	%(h)	3.29%	0.95%		21%
9.97	3.02	3,694	0.75		2.90	0.96		42
9.96	1.68	7,479	0.75		1.89	1.02		75
9.99	0.47	15,684	0.75		1.04	1.03		95
10.05	1.12	22,000	0.75		1.38	1.00		241
10.08	1.42	19,000	0.75		1.55	1.06		186

9.94	0.83	1,604	0.90		3.11	0.99		3
10.01	3.45	752	0.90		2.99	3.22		1
9.95	(0.09)	620	0.90		2.45	11.03	(i)	12

20.51	7.36	9,133	1.10		0.85	1.14		16
19.18	16.29	7,581	1.10		0.80	1.13		32
16.65	3.99	8,132	1.10		0.89	1.24		46
16.16	9.15	5,130	1.10		0.57	1.74		59
14.89	16.37	5,000	1.10		0.68	1.90		13
12.86	(16.89)	5,000	1.10		0.52	1.88		27

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   49

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Aware U.S. Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	$18.99	$0.04	(d)	$1.31	$1.35	$(0.03)	$—	$(0.03)
Year Ended October 31, 2006	16.49	0.05	(d)	2.53	2.58	(0.08)	—	(0.08)
Year Ended October 31, 2005	16.00	0.07		0.49	0.56	(0.07)	—	(0.07)
Year Ended October 31, 2004	14.75	0.01	(d)	1.26	1.27	(0.02)	—	(0.02)
Year Ended October 31, 2003	12.76	0.02	(d)	1.99	2.01	(0.02)	—	(0.02)
Year Ended October 31, 2002	15.47	0.03		(2.71)	(2.68)	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Calculated based upon average shares outstanding.

(e)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 20.31	7.11%	$2,336	1.60%	0.37%		1.64%	16%
18.99	15.68	2,370	1.60	0.30		1.63	32
16.49	3.51	2,458	1.60	0.53		1.79	46
16.00	8.62	2,814	1.60	0.07		2.24	59
14.75	15.82	3,000	1.60	0.18		2.40	13
12.76	(17.35)	3,000	1.60	0.00	(e)	2.39	27

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   51

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Aware Real Return Fund
Six Months Ended April 30, 2007 (Unaudited)	$10.01	$0.13	(e)	$(0.07)	$0.06	$(0.13)	$—	$(0.13)
Year Ended October 31, 2006	9.95	0.25		0.04 (f)	0.29	(0.23)	—	(0.23)
August 31, 2005 (d) through October 31, 2005	10.00	0.03	(e)	(0.05)	(0.02)	(0.03)	—	(0.03)

Tax Aware U.S. Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	18.95	0.03	(e)	1.31	1.34	(0.03)	—	(0.03)
Year Ended October 31, 2006	16.46	0.05	(e)	2.52	2.57	(0.08)	—	(0.08)
Year Ended October 31, 2005	15.97	0.08		0.48	0.56	(0.07)	—	(0.07)
Year Ended October 31, 2004	14.72	0.02	(e)	1.25	1.27	(0.02)	—	(0.02)
Year Ended October 31, 2003	12.74	0.02	(e)	1.99	2.01	(0.03)	—	(0.03)
Year Ended October 31, 2002	15.45	0.04		(2.71)	(2.67)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Calculated based upon average shares outstanding.

(f)	The amount shown at the Net realized and unrealized gains (losses) on investments caption is the balancing figure derived from the other amounts in the statement. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains or losses in the portfolio securities for the year because of the timing of sales and repurchases of the Fund’s shares in relation to the fluctuating market values for the Fund.

(g)	Amount rounds to less than 0.01%.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$ 9.94	0.57%	$596	1.40%	2.61%		1.49%		3%
10.01	2.95	521	1.40	2.47		4.08		1
9.95	(0.16)	499	1.40	1.95		11.32	(h)	12

20.26	7.10	770	1.60	0.31		1.64		16
18.95	15.67	572	1.60	0.29		1.63		32
16.46	3.53	550	1.60	0.47		1.77		46
15.97	8.66	479	1.60	0.07		2.24		59
14.72	15.80	367	1.60	0.18		2.40		13
12.74	(17.35)	264	1.60	0.00	(g)	2.38		27

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of capital
Tax Aware Enhanced Income Fund
Six Months Ended April 30, 2007 (Unaudited)	$9.98	$0.18	(f)	$(0.01)	$0.17	$(0.18)	$—	$—
Year Ended October 31, 2006	9.96	0.31	(f)	0.02	0.33	(0.31)	—	—
Year Ended October 31, 2005	9.99	0.22		(0.03)	0.19	(0.22)	—	—
Year Ended October 31, 2004	10.06	0.13		(0.07)	0.06	(0.13)	—	—
Year Ended October 31, 2003	10.08	0.17		(0.02)	0.15	(0.17)	—	—
Year Ended October 31, 2002	10.11	0.20		(0.02)	0.18	(0.20)	(0.01)	—

Tax Aware Large Cap Growth Fund
Six Months Ended April 30, 2007 (Unaudited)	17.29	0.02		1.28	1.30	(0.02)	—	—
Year Ended October 31, 2006	15.86	0.01		1.44	1.45	(0.02)	—	—
Year Ended October 31, 2005	14.74	0.07		1.13	1.20	(0.07)	—	(0.01)
Year Ended October 31, 2004	14.79	0.01		(0.04)	(0.03)	(0.01)	—	(0.01)
Year Ended October 31, 2003	13.03	0.05		1.75	1.80	(0.04)	—	—
January 1, 2002 through October 31, 2002 (d)	17.39	0.04		(4.36)	(4.32)	(0.04)	—	—
November 1, 2001 through December 31, 2001 (e)	16.32	0.02		1.07	1.09	(0.02)	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to October 31.

(e)	The Fund changed its fiscal year end from October 31 to December 31.

(f)	Calculated based upon average shares outstanding.

(g)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

		Ratios/Supplemental data
				Ratios to average net assets (a)

Total distributions	Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$(0.18)	$9.97	1.75%	$42,352	0.50%		3.61%	0.70%	21%
(0.31)	9.98	3.38	47,821	0.50		3.13	0.71	42
(0.22)	9.96	1.92	104,716	0.50		2.08	0.71	75
(0.13)	9.99	0.63	362,177	0.50		1.30	0.68	95
(0.17)	10.06	1.48	444,000	0.50		1.61	0.69	241
(0.21)	10.08	1.75	278,000	0.50		1.94	0.70	186

(0.02)	18.57	7.54	39,853	0.86	(g)	0.19	1.01	22
(0.02)	17.29	9.14	49,576	0.85		0.07	0.87	38
(0.08)	15.86	8.12	138,366	0.85		0.54	0.87	75
(0.02)	14.74	(0.21)	198,972	0.85		0.07	0.87	129
(0.04)	14.79	13.84	268,000	0.85		0.35	0.87	35
(0.04)	13.03	(24.84)	257,000	0.68		0.34	0.85	46
(0.02)	17.39	6.70	433,000	0.55		0.56	0.85	3

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Aware Real Return Fund
Six Months Ended April 30, 2007 (Unaudited)	$10.01	$0.17	(e)	$(0.08)	$0.09	$(0.16)	$—	$(0.16)
Year Ended October 31, 2006	9.95	0.30		0.06 (f)	0.36	(0.30)	—	(0.30)
August 31, 2005 (d) through October 31, 2005	10.00	0.04	(e)	(0.05)	(0.01)	(0.04)	—	(0.04)

Tax Aware Short-Intermediate Income Fund
Six Months Ended April 30, 2007 (Unaudited)	9.76	0.17	(e)	(0.03)	0.14	(0.17)	—	(0.17)
Year Ended October 31, 2006	9.75	0.34		0.01	0.35	(0.34)	—	(0.34)
Year Ended October 31, 2005	10.00	0.27		(0.24)	0.03	(0.28)	—	(0.28)
Year Ended October 31, 2004	10.05	0.23		(0.05)	0.18	(0.23)	—	(0.23)
December 20, 2002 (d) through October 31, 2003	10.00	0.19	(e)	0.04	0.23	(0.18)	—	(0.18)

Tax Aware U.S. Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	19.22	0.11	(e)	1.33	1.44	(0.10)	—	(0.10)
Year Ended October 31, 2006	16.68	0.20	(e)	2.54	2.74	(0.20)	—	(0.20)
Year Ended October 31, 2005	16.18	0.23		0.47	0.70	(0.20)	—	(0.20)
Year Ended October 31, 2004	14.90	0.13	(e)	1.28	1.41	(0.13)	—	(0.13)
Year Ended October 31, 2003	12.88	0.12	(e)	2.01	2.13	(0.11)	—	(0.11)
Year Ended October 31, 2002	15.59	0.10		(2.69)	(2.59)	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Calculated based upon average shares outstanding.

(f)	The amount shown at the Net realized and unrealized gains (losses) on investments caption is the balancing figure derived from the other amounts in the statement. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains or losses in the portfolio securities for the year because of the timing of sales and repurchases of the Fund’s shares in relation to the fluctuating market values for the Fund.

(g)	Includes interest expense for custody overdraft of 0.01%.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$ 9.94	0.92%	$455,426	0.65%		3.36%	0.74%		3%
10.01	3.72	407,100	0.65		3.33	0.89		1
9.95	(0.06)	1,000	0.65		2.70	10.57	(h)	12

9.73	1.47	225,968	0.55		3.52	0.66		69
9.76	3.61	275,161	0.56	(g)	3.41	0.65		73
9.75	0.33	507,008	0.55		2.81	0.65		118
10.00	1.86	357,317	0.55		2.38	0.69		185
10.05	2.28	201,000	0.50		2.22	0.72		274

20.56	7.52	266,725	0.84		1.14	0.89		16
19.22	16.56	288,494	0.84		1.12	0.87		32
16.68	4.29	701,050	0.84		1.28	0.86		46
16.18	9.46	879,507	0.84		0.83	0.90		59
14.90	16.64	630,000	0.84		0.92	0.93		13
12.88	(16.70)	187,000	0.84		0.73	0.97		27

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Aware Disciplined Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	$18.58	$0.14		$1.64	$1.78	$(0.13)	$—	$(0.13)
Year Ended October 31, 2006	16.16	0.23		2.42	2.65	(0.23)	—	(0.23)
Year Ended October 31, 2005	15.30	0.24		0.85	1.09	(0.23)	—	(0.23)
Year Ended October 31, 2004	14.02	0.16		1.29	1.45	(0.17)	—	(0.17)
Year Ended October 31, 2003	11.74	0.15		2.28	2.43	(0.15)	—	(0.15)
Year Ended October 31, 2002	14.36	0.14		(2.57)	(2.43)	(0.19)	—	(0.19)

Tax Aware Enhanced Income Fund
Six Months Ended April 30, 2007 (Unaudited)	9.97	0.19	(e)	— (f)	0.19	(0.20)	—	(0.20)
Year Ended October 31, 2006	9.95	0.34	(e)	0.01	0.35	(0.33)	—	(0.33)
Year Ended October 31, 2005	9.98	0.23		(0.01)	0.22	(0.25)	—	(0.25)
Year Ended October 31, 2004	10.05	0.15		(0.06)	0.09	(0.16)	—	(0.16)
Year Ended October 31, 2003	10.07	0.19		(0.02)	0.17	(0.19)	—	(0.19)
Year Ended October 31, 2002	10.10	0.22		(0.01)	0.21	(0.23)	(0.01)	(0.24)

Tax Aware Real Return Fund
Six Months Ended April 30, 2007 (Unaudited)	10.02	0.17	(e)	(0.07)	0.10	(0.17)	—	(0.17)
Year Ended October 31, 2006	9.95	0.32		0.07 (g)	0.39	(0.32)	—	(0.32)
August 31, 2005 (d) through October 31, 2005	10.00	0.05	(e)	(0.05)	—	(0.05)	—	(0.05)

Tax Aware Short-Intermediate Income Fund
Six Months Ended April 30, 2007 (Unaudited)	9.77	0.18	(e)	(0.04)	0.14	(0.18)	—	(0.18)
Year Ended October 31, 2006	9.75	0.41		(0.04)	0.37	(0.35)	—	(0.35)
Year Ended October 31, 2005	10.00	0.30		(0.25)	0.05	(0.30)	—	(0.30)
Year Ended October 31, 2004	10.05	0.26		(0.06)	0.20	(0.25)	—	(0.25)
December 20, 2002 (d) through October 31, 2003	10.00	0.20	(e)	0.04	0.24	(0.19)	—	(0.19)

Tax Aware U.S. Equity Fund
Six Months Ended April 30, 2007 (Unaudited)	13.41	0.09	(e)	0.92	1.01	(0.12)	—	(0.12)
Year Ended October 31, 2006	11.71	0.15	(e)	1.79	1.94	(0.24)	—	(0.24)
Year Ended October 31, 2005	11.42	0.18		0.34	0.52	(0.23)	—	(0.23)
Year Ended October 31, 2004	10.57	0.11	(e)	0.89	1.00	(0.15)	—	(0.15)
Year Ended October 31, 2003	9.17	0.11	(e)	1.42	1.53	(0.13)	—	(0.13)
Year Ended October 31, 2002	11.15	0.12		(1.94)	(1.82)	(0.16)	—	(0.16)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	The amount shown at the Net realized and unrealized gains (losses) on investments caption is the balancing figure derived from the other amounts in the statement. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains or losses in the portfolio securities for the year because of the timing of sales and repurchases of the Fund’s shares in relation to the fluctuating market values for the Fund.

(h)	Includes interest expense for custody overdraft of 0.01%.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$ 20.23	9.65%	$723,384	0.55%		1.42%	0.59%		16%
18.58	16.54	621,508	0.55		1.40	0.59		26
16.16	7.11	376,879	0.55		1.47	0.64		24
15.30	10.40	201,520	0.55		1.14	0.69		31
14.02	20.91	181,000	0.55		1.21	0.71		46
11.74	(17.13)	194,000	0.55		0.93	0.70		60

9.96	1.88	61,078	0.25		3.88	0.55		21
9.97	3.62	57,762	0.25		3.42	0.56		42
9.95	2.18	87,828	0.25		2.19	0.56		75
9.98	0.88	744,157	0.25		1.55	0.53		95
10.05	1.73	2,068,000	0.25		1.88	0.53		241
10.07	2.01	1,671,000	0.25		2.20	0.54		186

9.95	1.00	156,636	0.50		3.51	0.59		3
10.02	3.94	29,263	0.50		3.45	1.45		1
9.95	(0.04)	3,010	0.50		2.85	10.42	(i)	12

9.73	1.42	51,174	0.40		3.68	0.51		69
9.77	3.86	47,568	0.41	(h)	3.51	0.50		73
9.75	0.48	187,056	0.40		2.92	0.51		118
10.00	2.02	349,338	0.40		2.49	0.55		185
10.05	2.41	336,000	0.35		2.34	0.57		274

14.30	7.55	77,413	0.70		1.26	0.74		16
13.41	16.75	75,507	0.70		1.24	0.72		32
11.71	4.50	133,590	0.70		1.37	0.71		46
11.42	9.50	120,379	0.70		0.97	0.76		59
10.57	16.89	105,000	0.70		1.09	0.79		13
9.17	(16.50)	41,000	0.70		0.92	0.84		27

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   59

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are six separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Tax Aware Disciplined Equity Fund	Institutional Class
Tax Aware Enhanced Income Fund	Class A, Select Class and Institutional Class
Tax Aware Large Cap Growth Fund	Select Class
Tax Aware Real Return Fund	Class A, Class C, Select Class and Institutional Class
Tax Aware Short-Intermediate Income Fund	Select Class and Institutional Class
Tax Aware U.S. Equity Fund	Class A, Class B, Class C, Select Class and Institutional Class

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

60   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

The following is the market value and percentage of net assets of illiquid securities as of April 30, 2007 (amounts in thousands):

	Market Value	Percentage
Tax Aware Enhanced Income Fund	$11,810	11.4%

C. Swaps — The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

Interest rate swap agreements involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Premiums paid to or by the Funds are accrued daily and included in realized gain (loss) on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

As of April 30, 2007, the JPMorgan Tax Aware Real Return Fund had outstanding swap agreements as listed on its Schedule of Portfolio Investments.

D. Commitments — The Funds may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to segregate assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Dividends and Distributions to Shareholders — Tax Aware Enhanced Income Fund, Tax Aware Real Return Fund and Tax Aware Short-Intermediate Income Fund declare and pay dividends from net investment income monthly. Tax Aware Disciplined Equity Fund, Tax Aware Large Cap Growth Fund and Tax Aware U.S. Equity Fund declare and pay dividends from net investment income quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   61

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for financial statements in the first fiscal period beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Tax Aware Disciplined Equity Fund	0.35%
Tax Aware Enhanced Income Fund	0.25
Tax Aware Large Cap Growth Fund	0.40
Tax Aware Real Return Fund	0.35
Tax Aware Short-Intermediate Income Fund	0.25
Tax Aware U.S. Equity Fund	0.45

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended April 30, 2007 are as follows (amounts in thousands):

Tax Aware Disciplined Equity Fund	$4
Tax Aware Enhanced Income Fund	6
Tax Aware Large Cap Growth Fund	—	(a)
Tax Aware Real Return Fund	17
Tax Aware Short-Intermediate Income Fund	6
Tax Aware U.S. Equity Fund	2

(a)	Amount rounds to less than $1,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

62   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Tax Aware Enhanced Income Fund	0.25%	n/a	n/a
Tax Aware Real Return Fund	0.25	n/a	0.75%
Tax Aware U.S. Equity Fund	0.25	0.75%	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2007, the Distributor retained the following amounts (in thousands):

	Front-end Sales Charge		CDSC
Tax Aware Enhanced Income Fund	$—	(a)	n/a
Tax Aware Real Return Fund	—	(a)	$—
Tax Aware U.S. Equity Fund	1		1

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Tax Aware Disciplined Equity Fund	n/a	n/a	n/a	n/a	0.10%
Tax Aware Enhanced Income Fund	0.25%	n/a	n/a	0.25%	0.10
Tax Aware Large Cap Growth Fund	n/a	n/a	n/a	0.25	n/a
Tax Aware Real Return Fund	0.25	n/a	0.25%	0.25	0.10
Tax Aware Short-Intermediate Income Fund	n/a	n/a	n/a	0.25	0.10
Tax Aware U.S. Equity Fund	0.25	0.25%	0.25	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Tax Aware Disciplined Equity Fund	n/a	n/a	n/a	n/a	0.55%
Tax Aware Enhanced Income Fund	0.75%	n/a	n/a	0.50%	0.25
Tax Aware Large Cap Growth Fund	n/a	n/a	n/a	0.85	n/a
Tax Aware Real Return Fund	0.90	n/a	1.40%	0.65	0.50
Tax Aware Short-Intermediate Income Fund	n/a	n/a	n/a	0.55	0.40
Tax Aware U.S. Equity Fund	1.10	1.60	1.60	0.84	0.70

The contractual expense limitation agreements were in effect for the six months ended April 30, 2007. The expense limitation percentages in the table above are in place until at least February 29, 2008.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   63

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

For the six months ended April 30, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Tax Aware Disciplined Equity Fund	$—	$121	$—	$121
Tax Aware Enhanced Income Fund	89	8	25	122
Tax Aware Large Cap Growth Fund	33	—	—	33
Tax Aware Real Return Fund	222	22	—	244
Tax Aware Short-Intermediate Income Fund	—	53	100	153
Tax Aware U.S. Equity Fund	—	72	14	86

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended April 30, 2007, Tax Aware U.S. Equity Fund incurred approximately $16,000 as brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Disciplined Equity Fund	$149,481	$103,910
Tax Aware Enhanced Income Fund	11,710	18,125
Tax Aware Large Cap Growth Fund	10,005	22,897
Tax Aware Real Return Fund	167,187	13,715
Tax Aware Short-Intermediate Income Fund	199,134	241,890
Tax Aware U.S. Equity Fund	57,221	98,687

During the six months ended April 30, 2007, there were no purchases or sales of U.S. Government securities.

64   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Disciplined Equity Fund	$571,298	$151,313	$563	$150,750
Tax Aware Enhanced Income Fund	102,917	202	32	170
Tax Aware Large Cap Growth Fund	27,052	13,125	184	12,941
Tax Aware Real Return Fund	621,768	2,972	1,317	1,655
Tax Aware Short-Intermediate Income Fund	283,759	504	4,038	(3,534)
Tax Aware U.S. Equity Fund	268,859	88,877	831	88,046

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Funds do not have outstanding borrowings from another fund or from the unsecured, uncommitted credit facility as of April 30, 2007. Average borrowings from the Facility for the six months ended April 30, 2007, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Tax Aware Enhanced Income Fund	$3,388	2	$1
Tax Aware Large Cap Growth Fund	399	17	1
Tax Aware Short-Intermediate Income Fund	1,601	8	2

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   65

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

8. Transfers-in-Kind

For the year ended October 31, 2006, certain shareholders of the Tax Aware Disciplined Equity Fund redeemed Institutional Class Shares and certain shareholders of the Tax Aware U.S. Equity Fund redeemed Select and Institutional Class Shares and the Funds paid the redemption proceeds primarily by means of a redemption in-kind of the Funds’ portfolio securities in exchange for shares of the Funds. Cash and portfolio securities were transferred on the dates, at the market values listed, and gains for book purposes which resulted from the redemptions in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
Tax Aware Disciplined Equity Fund	04/25/06	$1,053	$335	Redemption in-kind
	05/18/06	15,156	4,348	Redemption in-kind
		$16,209	$4,683

Tax Aware U.S. Equity Fund	03/28/06	$3,000	$771	Redemption in-kind
	05/12/06	96,976	24,031	Redemption in-kind
		$99,976	$24,802

After the close of business on February 3, 2006, the JPMorgan Chase Bank Short Intermediate Municipal Bond Trust, a common trust fund managed by JPMorgan Chase Bank, N.A., transferred securities in-kind to the Tax Aware Short-Intermediate Income Fund in a tax-free exchange. The JPMorgan Chase Bank Short Intermediate Municipal Bond Trust purchased approximately 11,782,000 Select Class Shares of the Tax Aware Short-Intermediate Income Fund and the Tax Aware Short-Intermediate Income Fund received portfolio securities with a market value of approximately $114,991,000, including net unrealized depreciation of approximately $521,000, in exchange for these shares. The cost basis of the portfolio securities transferred to the Tax Aware Short-Intermediate Income Fund is equal to the JPMorgan Chase Bank Short Intermediate Municipal Bond Trust’s cost of the securities at the time of the in-kind transfer.

66   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	136	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	136	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	136	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	136
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	136	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	136	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	136	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	136	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   67

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	136	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	136	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	136	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	136	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	136
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (136 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

68   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   69

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2007

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006, and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2006	Ending Account Value, April 30, 2007	Expenses Paid During November 1, 2006 to April 30, 2007*	Annualized Expense Ratio
Tax Aware Disciplined Equity Fund
Institutional Class
Actual	$1,000.00	$1,096.50	$2.86	0.55%
Hypothetical	1,000.00	1,022.07	2.76	0.55

Tax Aware Enhanced Income Fund
Class A
Actual	1,000.00	1,016.50	3.80	0.76
Hypothetical	1,000.00	1,021.03	3.81	0.76
Select Class
Actual	1,000.00	1,017.50	2.50	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Institutional Class
Actual	1,000.00	1,018.80	1.25	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25

Tax Aware Large Cap Growth Fund
Select Class
Actual	1,000.00	1,075.40	4.43	0.86
Hypothetical	1,000.00	1,020.53	4.31	0.86

70   JPMORGAN TAX AWARE FUNDS        APRIL 30, 2007

	Beginning Account Value, November 1, 2006	Ending Account Value, April 30, 2007	Expenses Paid During November 1, 2006 to April 30, 2007*	Annualized Expense Ratio
Tax Aware Real Return Fund
Class A
Actual	$1,000.00	$1,008.30	$4.48	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class C
Actual	1,000.00	1,005.70	6.96	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Select Class
Actual	1,000.00	1,009.20	3.24	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Institutional Class
Actual	1,000.00	1,010.00	2.49	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

Tax Aware Short-Intermediate Income Fund
Select Class
Actual	1,000.00	1,014.70	2.75	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Institutional Class
Actual	1,000.00	1,014.20	2.00	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40

Tax Aware U.S. Equity Fund
Class A
Actual	1,000.00	1,073.60	5.66	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class B
Actual	1,000.00	1,071.10	8.22	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60
Class C
Actual	1,000.00	1,071.00	8.22	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60
Select Class
Actual	1,000.00	1,075.20	4.32	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Institutional Class
Actual	1,000.00	1,075.50	3.60	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2007        JPMORGAN TAX AWARE FUNDS   71

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. April 2007.	SAN-TA-407

SEMI-ANNUAL REPORT
SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

JPMorgan Funds

Equity

Funds

JPMorgan Equity Income II Fund

CONTENTS

President’s Letter	1
Fund Commentary:
JPMorgan Equity Income II Fund	2
Schedule of Portfolio Investments	4
Financial Statements	6
Financial Highlights	10
Notes to Financial Statements	12
Trustees	16
Officers	18
Schedule of Shareholder Expenses	19

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 11, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Equity Income II Fund. Inside, you’ll find information detailing the performance of the Fund for the six months ended April 30, 2007, along with a report from the portfolio managers.

“We foresee another year of positive performance; however, high-single-digit to low-double-digit returns are more likely for 2007, as the current business cycle continues to mature.”

Stocks overcome strong downturn

Despite a severe yet short correction, the U. S. stock market ended the six-month period with a robust gain of 8.60% (S&P 500 Index). Mid-cap stocks fared even better, with the Russell Midcap Index returning 12.24%, but small-cap stocks lagged its counterparts, with the Russell 2000 Index returning 6.88%.

A generally optimistic tone propelled stocks higher throughout the first four months of the period. But in late February, a sharp pullback in Chinese stocks — combined with a downward revision in fourth-quarter gross domestic product (GDP) and remarks from former Federal Reserve (Fed) Chairman Alan Greenspan about a potential U.S. recession — triggered a massive sell-off of U.S. stocks, with the S&P 500 Index losing 3.5% of its value in a single day (February 27).

Nevertheless, the correction was short-lived and had little lasting impact. By mid-March, stocks had resumed their ascent, which continued with few interruptions through the end of April. The catalyst for renewed optimism was the Federal Open Market Committee’s March policy statement, which indicated that the Fed would insure against downside risks to U.S. growth. Once again, stocks rallied strongly, as slowdown fears abated, inflation pressures leveled off and private equity money poured into the markets.

Strong earnings support stocks

Stocks also benefited from stronger-than-expected first-quarter corporate earnings growth, which outweighed the impact of disappointing first-quarter GDP data. Robust export earnings and continued consumer spending growth (despite the weak housing market) delivered corporate earnings growth well ahead of expectations.

In addition, valuations seemed fair in the large-cap sector, particularly as most investors anticipate an interest rate cut from the Fed later this year. At the end of April, U.S. stocks were trading with a prospective price/earnings (PE) ratio of 15.6, below their 10-year average of 18.9.

Outlook remains positive, but subdued

Although stock markets have powered higher since February’s sell-off, we do not expect the upward trend to continue indefinitely. We foresee another year of positive performance; however, high-single-digit to low-double-digit returns are more likely for 2007, as the current business cycle continues to mature. Despite surprisingly positive first-quarter earnings, full-year earnings forecasts remain at approximately 7%, which should provide an anchor for market return expectations, assuming no multiple expansion or compression.

Furthermore, the long-standing resiliency of the U.S. consumer is likely to come under additional pressure in the months ahead. The aggregate housing sector imbalance, aggravated by rising foreclosure rates in the subprime market, continues to exert downward pressure on home prices and constrain overall wealth. In addition, the 33% drop in housing starts since the beginning of last year will likely exact a further toll on employment directly tied to the sector, which only has dropped approximately 3% over the same period.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2007        JPMORGAN EQUITY FUNDS   1

JPMorgan Equity Income II Fund

FUND COMMENTARY
AS OF APRIL 30, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year-End	October 31
Net Assets as of 04/30/2007 (In Thousands)	$224,317
Primary Benchmark*	S&P 500 Index

Q:    HOW DID THE FUND PERFORM?

A:	The JPMorgan Equity Income II Fund, which seeks current income and, as a secondary objective, capital appreciation, returned 10.50%** (Select Class Shares) for the six months ended April 30, 2007, compared to the 8.60% return for the S&P 500 Index over the same period.***

Q:    WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary and materials sectors. However, stock selection in the financials sector and an underweight position in the energy sector relative to the benchmark negatively affected results.

At the stock level, Temple-Inland Inc., a packaging, real estate and financial services operation, was a top contributor. Shares rose sharply in February after management announced it was splitting its operations into three stand-alone companies. The transformation plan includes retaining its manufacturing operations for corrugated packaging and building products, spinning off its financial services and real estate operation segments and selling its timberland business. Tobacco manufacturer Carolina Group was another major contributor. Shares increased after its parent company, Loews Corporation, reported better-than-expected earnings for the fourth quarter. The market view on Carolina Group, along with other tobacco manufacturers, has been optimistic based on a decrease in litigation risk, which has positively affected the stock.

While the Fund outperformed its benchmark, select holdings detracted from returns. Shares of Limited Brands Inc., a specialty retailer, fell throughout the period as the company, along with other retailers, reported sales results below Wall Street expectations. The retail industry continued to face concerns as consumers reduced spending in the midst of a slowing economy and a slump in the housing market. Another top detractor was mortgage buyer and guarantor Freddie Mac. Shares dropped after the company posted a fourth-quarter loss based on a decline in the value of its loan portfolio. Freddie Mac also suffered as credit spreads widened on concerns of increased defaults in sub-prime mortgages. Freddie Mac’s sub-prime exposure tends to be relatively limited and positions the company better relative to other lenders.

Q:    HOW WAS THE FUND MANAGED?

A:	The portfolio managers’ focus remains on stock selection, believing that quality companies trading at attractive valuations will outperform in the long-term. As the Fund invests in stocks that have above-average dividend yields, the research process is designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

1.	Exxon Mobil Corp.	4.8%
2.	Bank of America Corp.	3.7
3.	AT&T, Inc.	2.7
4.	General Electric Co.	2.7
5.	Citigroup, Inc.	2.5
6.	Chevron Corp.	2.4
7.	Freddie Mac	2.3
8.	V.F. Corp.	2.3
9.	Chubb Corp.	2.2
10.	Wells Fargo & Co.	2.1

PORTFOLIO COMPOSITION****

Financials	32.4%
Consumer Staples	12.0
Energy	11.9
Consumer Discretionary	10.3
Industrials	8.7
Telecommunication Services	6.8
Health Care	6.3
Utilities	6.2
Materials	4.2
Information Technology	0.9
Short-Term Investment	0.3

*	The Fund’s benchmark changed to the S&P 500 Index effective September 15, 2006. The Fund’s investment objective and strategies also changed on the same date.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

****	Percentages indicated are based upon total investments as of April 30, 2007. The Fund’s composition is subject to change.

2   JPMORGAN EQUITY FUNDS        APRIL 30, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/1997	18.63%	10.23%	6.74%

TEN YEAR FUND PERFORMANCE (4/30/97 TO 4/30/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 15, 2006, the Fund’s investment objective and strategies changed. The Fund is no longer managed in a tax-sensitive manner. The Fund’s past performance would have been different if the Fund was managed using the current objective and strategies.

The Fund commenced operations on January 1, 1997.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income II Fund, S&P 500 Index, Russell 1000 Value Index, Lipper Large Cap Value Index and Lipper Equity Income Funds Index from April 30, 1997 to April 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index and the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large Cap Value Index and the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Russell 1000 Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large Cap Value Index and the Lipper Equity Income Funds Index represent the total returns of the funds in the indicated categories, as defined by Lipper, Inc. The Fund compares its performance to the S&P 500 Index and the Lipper Equity Income Funds Index because the advisor believes that the new benchmark and peer group are more appropriate as they more accurately reflect the Fund’s new investment strategy. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2007        JPMORGAN EQUITY FUNDS   3

JPMorgan Equity Income II Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.6%
	Common Stocks — 96.3%
	Aerospace & Defense — 1.9%
25	Honeywell International, Inc.	1,376
43	United Technologies Corp.	2,904
		4,280
	Beverages — 3.2%
61	Anheuser-Busch Cos., Inc.	3,020
81	Coca-Cola Co. (The)	4,228
		7,248
	Capital Markets — 4.0%
94	Bank of New York Co., Inc. (The)	3,817
43	Morgan Stanley	3,587
45	W.P. Carey & Co. LLC	1,552
		8,956
	Chemicals — 1.7%
28	Air Products & Chemicals, Inc.	2,134
23	PPG Industries, Inc.	1,678
		3,812
	Commercial Banks — 6.0%
41	Compass Bancshares, Inc.	2,816
33	SunTrust Banks, Inc.	2,811
66	TCF Financial Corp.	1,782
41	U.S. Bancorp	1,404
129	Wells Fargo & Co.	4,626
		13,439
	Commercial Services & Supplies — 1.2%
57	Pitney Bowes, Inc.	2,717
	Construction Materials — 1.5%
48	Cemex S.A. de C.V. ADR (Mexico) (a)	1,570
15	Vulcan Materials Co.	1,867
		3,437
	Containers & Packaging — 0.9%
34	Temple-Inland, Inc.	2,008
	Distributors — 1.1%
50	Genuine Parts Co.	2,480
	Diversified Financial Services — 6.2%
163	Bank of America Corp.	8,288
106	Citigroup, Inc.	5,657
		13,945
	Diversified Telecommunication Services — 6.4%
156	AT&T, Inc.	6,037
85	Consolidated Communications Holdings, Inc.	1,683
86	Verizon Communications, Inc.	3,286
222	Windstream Corp.	3,246
		14,252
	Electric Utilities — 4.1%
62	American Electric Power Co., Inc.	3,129
45	FirstEnergy Corp.	3,093
13	ITC Holdings Corp.	534
73	Northeast Utilities	2,339
		9,095
	Electrical Equipment — 0.7%
35	Emerson Electric Co.	1,649
	Food & Staples Retailing — 0.6%
28	SUPERVALU, INC.	1,281
	Food Products — 2.9%
22	General Mills, Inc.	1,330
24	Kellogg Co.	1,259
80	Kraft Foods, Inc., Class A	2,689
20	Wm. Wrigley, Jr., Co.	1,184
		6,462
	Hotels, Restaurants & Leisure — 0.8%
20	Harrah’s Entertainment, Inc.	1,732
	Household Products — 1.7%
25	Clorox Co.	1,690
30	Kimberly-Clark Corp.	2,100
		3,790
	Industrial Conglomerates — 2.7%
164	General Electric Co.	6,033
	Insurance — 5.3%
46	Allstate Corp. (The)	2,854
91	Chubb Corp.	4,872
48	IPC Holdings Ltd. (Bermuda)	1,430
77	Old Republic International Corp.	1,646
47	OneBeacon Insurance Group Ltd.	1,132
		11,934
	Marine — 1.5%
116	Seaspan Corp. (Hong Kong)	3,243
	Media — 1.8%
36	Clear Channel Communications, Inc.	1,286
130	Regal Entertainment Group, Class A	2,819
		4,105

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN EQUITY FUNDS        APRIL 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multi-Utilities — 2.0%
47	PG&E Corp.	2,373
91	Xcel Energy, Inc.	2,183
		4,556
	Oil, Gas & Consumable Fuels — 11.8%
46	Buckeye GP Holdings LP	1,158
67	Chevron Corp.	5,240
50	ConocoPhillips	3,449
70	Energy Transfer Equity LP	2,658
135	Exxon Mobil Corp.	10,696
45	NuStar GP Holdings LLC	1,507
26	Royal Dutch Shell plc ADR (Netherlands)	1,803
		26,511
	Pharmaceuticals — 6.3%
44	Biovail Corp. (Canada)	1,066
19	Eli Lilly & Co.	1,147
42	Johnson & Johnson	2,704
43	Merck & Co., Inc.	2,196
116	Pfizer, Inc.	3,059
70	Wyeth	3,892
		14,064
	Real Estate Investment Trusts (REITs) — 6.2%
19	Agree Realty Corp.	641
30	DCT Industrial Trust, Inc.	336
61	iStar Financial, Inc.	2,933
61	Medical Properties Trust, Inc.	871
24	Plum Creek Timber Co., Inc.	945
17	Public Storage, Inc.	1,540
71	Rayonier, Inc.	3,083
32	Regency Centers Corp.	2,604
52	U-Store-It Trust	950
		13,903
	Semiconductors & Semiconductor Equipment — 0.8%
88	Intel Corp.	1,886
	Specialty Retail — 1.9%
45	Home Depot, Inc.	1,693
91	Limited Brands, Inc.	2,511
		4,204
	Textiles, Apparel & Luxury Goods — 2.3%
58	V.F. Corp.	5,128
	Thrifts & Mortgage Finance — 4.4%
80	Freddie Mac	5,208
106	People’s United Financial, Inc.	2,114
59	Washington Mutual, Inc.	2,494
		9,816
	Tobacco — 3.5%
55	Altria Group, Inc.	3,767
52	Loews Corp. — Carolina Group	4,010
		7,777
	Transportation Infrastructure — 0.6%
33	Macquarie Infrastructure Co. Trust	1,409
	Wireless Telecommunication Services — 0.3%
21	Crown Castle International Corp. (a)	734
	Total Common Stocks (Cost $169,511)	215,886
PRINCIPAL AMOUNT($)
Convertible Bond — 2.3%
	Media — 2.3%
4,320	Liberty Media LLC, 0.75%, 03/30/23 (Cost $4,663)	5,238
SHARES
Short-Term Investment — 0.3%
	Investment Company — 0.3%
723	JPMorgan Prime Money Market Fund (b) (Cost $723)	723
	Total Investments — 98.9% (Cost $174,897)	221,847
	Other Assets in Excess of Liabilities — 1.1%	2,470
	NET ASSETS — 100.0%	$224,317

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN EQUITY FUNDS   5

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2007 (Unaudited)

(Amounts in thousands, except per share amounts)

Equity Income II Fund
ASSETS:
Investments in non-affiliates, at value	$221,124
Investments in affiliates, at value	723
Total investment securities, at value	221,847
Receivables:
Investment securities sold	4,851
Fund shares sold	42
Interest and dividends	313
Total Assets	227,053

LIABILITIES:
Payables:
Dividends	620
Investment securities purchased	355
Fund shares redeemed	1,525
Accrued liabilities:
Investment advisory fees	77
Administration fees	20
Shareholder servicing fees	48
Custodian and accounting fees	15
Trustees’ and Officers’ fees	24
Other	52
Total Liabilities	2,736
Net Assets	$224,317

NET ASSETS:
Paid in capital	$126,189
Accumulated undistributed (distributions in excess of) net investment income	(146)
Accumulated net realized gains (losses)	51,324
Net unrealized appreciation (depreciation)	46,950
Total Net Assets	$224,317
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Select Class	9,750
Net Asset Value:
Select Class — Offering and redemption price per share	$23.01
Cost of investments	$174,897

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN EQUITY FUNDS        APRIL 30, 2007

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2007 (Unaudited)

(Amounts in thousands)

	Equity Income II Fund
INVESTMENT INCOME:
Dividend income	$4,473
Interest income	43
Dividend income from affiliates (a)	69
Total investment income	4,585

EXPENSES:
Investment advisory fees	536
Administration fees	134
Shareholder servicing fees	335
Custodian and accounting fees	18
Interest expense	27
Professional fees	23
Trustees’ and Officers’ fees	2
Printing and mailing costs	18
Registration and filing fees	9
Transfer agent fees	29
Other	3
Total expenses	1,134
Less amounts waived	—	(b)
Less earnings credits	—	(b)
Net expenses	1,134
Net investment income (loss)	3,451

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	52,406
Change in net unrealized appreciation (depreciation) from investments	(27,762)
Net realized/unrealized gains (losses)	24,644
Change in net assets resulting from operations	$28,095

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN EQUITY FUNDS   7

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Equity Income II Fund
	Six Months Ended 4/30/07 (Unaudited)	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,451	$8,003
Net realized gain (loss)	52,406	114,032
Change in net unrealized appreciation (depreciation)	(27,762)	(39,149)
Change in net assets resulting from operations	28,095	82,886

DISTRIBUTIONS TO SHAREHOLDERS:
Select Class
From net investment income	(3,612)	(7,560)
From net realized gains	(62,466)	—
Total distributions to shareholders	(66,078)	(7,560)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(104,465)	(265,132)

NET ASSETS:
Change in net assets	(142,448)	(189,806)
Beginning of period	366,765	556,571
End of period	$224,317	$366,765
Accumulated undistributed (distributions in excess of) net investment income	$(146)	$15

CAPITAL TRANSACTIONS:
Select Class
Proceeds from shares issued	$14,451	$39,292
Subscription in-kind (See Note 8)	—	122,843
Dividends reinvested	5,150	450
Cost of shares redeemed	(124,066)	(388,112)
Redemption in-kind (See Note 8)	—	(39,605)
Change in net assets from Select Class capital transactions	$(104,465)	$(265,132)

SHARE TRANSACTIONS:
Select Class
Issued	654	1,652
Subscription in-kind (See Note 8)	—	5,212
Reinvested	233	19
Redeemed	(5,016)	(16,107)
Redemption in-kind (See Note 8)	—	(1,610)
Change in Select Class Shares	(4,129)	(10,834)

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN EQUITY FUNDS        APRIL 30, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2007        JPMORGAN EQUITY FUNDS   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Select Class

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Income II Fund
Six Months Ended April 30, 2007 (Unaudited)	$26.43	$0.31	$2.14	$2.45	$(0.32)	$(5.55)	$(5.87)
Year Ended October 31, 2006 (d)	22.52	0.39	3.89	4.28	(0.37)	—	(0.37)
Year Ended October 31, 2005	21.19	0.29	1.33	1.62	(0.29)	—	(0.29)
Year Ended October 31, 2004	18.65	0.25	2.56	2.81	(0.27)	—	(0.27)
Year Ended October 31, 2003	16.01	0.26	2.64	2.90	(0.26)	—	(0.26)
January 1, 2002 to October 31, 2002 (e)	19.74	0.22	(3.74)	(3.52)	(0.21)	—	(0.21)
November 1, 2001 to December 31, 2001 (f)	18.44	0.03	1.30	1.33	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Effective September 15, 2006, the Fund’s investment objective and strategies changed. See Note 1 in the Notes to Financial Statements.

(e)	The Fund changed its fiscal year end from December 31 to October 31.

(f)	The Fund changed its fiscal year end from October 31 to December 31.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN EQUITY FUNDS        APRIL 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$23.01	10.50%	$224,317	0.85%	2.58%	0.85%	46%
26.43	19.16	366,765	0.80	1.57	0.81	63
22.52	7.67	556,571	0.81	1.31	0.81	77
21.19	15.12	538,753	0.85	1.20	0.85	39
18.65	18.34	349,000	0.85	1.55	0.85	33
16.01	(17.94)	327,000	0.79	1.43	0.85	80
19.74	7.20	415,000	0.69	0.91	0.85	0

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN EQUITY FUNDS   11

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust covered by this report:

Classes Offered
Equity Income II Fund	Select Class

No sales charges are assessed with respect to the Select Class Shares. Effective, September 15, 2006, the Fund has been publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in its prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

D. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

E. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least monthly. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other

12   JPMORGAN EQUITY FUNDS        APRIL 30, 2007

than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

F. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for financial statements in the first fiscal period beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management continues to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended April 30, 2007, was approximately $2,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to an annual rate of 0.25% of the Fund’s average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.85% of the Fund’s average daily net assets.

The contractual expense limitation agreements were in effect for the six months ended April 30, 2007. The expense limitation percentage is in place until at least February 29, 2008.

APRIL 30, 2007        JPMORGAN EQUITY FUNDS   13

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

For the six months ended April 30, 2007, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Administration		Total
$—	(a)	$—	(a)

(a)	Amount rounds to less than $1,000.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended April 30, 2007, the Fund incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (Excluding U.S. Government)	Sales (Excluding U.S. Government)
$124,204	$291,614

During the six months ended April 30, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2007, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$174,897	$47,567	$617	$46,950

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to the JPMorgan Funds including the Fund. Advances under the arrangement are

14   JPMORGAN EQUITY FUNDS        APRIL 30, 2007

taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 20, 2007.

The Fund does not have outstanding borrowings from another fund or from the unsecured credit facility as of April 30, 2007. Average borrowings from the facility for the six months ended April 30, 2007, were as follows (amounts in thousands):

Average Borrowings	Number of Days Used	Interest Paid
$4,811	37	$27

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

From time to time, the Fund’s investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

8. Transfers-in-Kind

For the year ended October 31, 2006, certain shareholders of the Fund redeemed Select Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for shares of the Fund. Cash and portfolio securities were transferred on the dates, at the market values listed, and gains for book purposes which resulted from the redemptions in-kind are listed below (amounts in thousands):

Date	Market Value	Realized Gains	Type
03/22/06	$14,040	$4,722	Redemption in-kind
05/12/06	25,565	8,037	Redemption in-kind
	39,605	12,759

After the close of business on February 3, 2006, the JPMorgan Chase Bank Equity Income Trust, a common trust fund managed by JPMCB, transferred securities in-kind to the Fund in a tax-free exchange. The JPMorgan Chase Bank Equity Income Trust purchased approximately 5,212,000 Select Class Shares of the Fund and the Fund received portfolio securities with a market value of approximately $122,843,000, including net unrealized appreciation of approximately $33,833,000, in exchange for these shares. The cost basis of the portfolio securities transferred to the Fund is equal to the JPMorgan Chase Bank Equity Income Trust’s cost of the securities at the time of the in-kind transfer.

APRIL 30, 2007        JPMORGAN EQUITY FUNDS   15

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	136	None.
Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	136	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	136	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	136
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	136	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	136	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	136	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	136	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

16   JPMORGAN EQUITY FUNDS        APRIL 30, 2007

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	136	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	136	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	136	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	136	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	136
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (136 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

APRIL 30, 2007        JPMORGAN EQUITY FUNDS   17

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

18   JPMORGAN EQUITY FUNDS        APRIL 30, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2007

As a shareholder of the Fund, you incur ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, November 1, 2006, and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2006	Ending Account Value, April 30, 2007	Expenses Paid During November 1, 2006 to April 30, 2007*	Annualized Expense Ratio
Equity Income II Fund
Select Class
Actual	$1,000.00	$1,105.00	$4.44	0.85%
Hypothetical	1,000.00	1,020.58	4.26	0.85

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2007        JPMORGAN EQUITY FUNDS   19

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. April 2007.	SAN-EQINCII-407

SEMI-ANNUAL REPORT
PERIOD ENDED APRIL 30, 2007 (UNAUDITED)

JPMorgan
Funds

JPMorgan China Region Fund
JPMorgan Latin America Fund
JPMorgan Russia Fund

CONTENTS

President’s Letter	1
Schedules of Portfolio Investments	2
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	20
Trustees	26
Officers	28
Schedule of Shareholder Expenses	29

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 11, 2007 (Unaudited)

We are pleased to present this semi-annual report for the JPMorgan Russia, Latin America and China Region Funds. Inside, you’ll find information about the Funds for the two months ended April 30, 2007.

“Although U.S. stocks are likely
to set the tone for global equity performance this year, we expect non-U.S. markets to outperform.”

Sell off in China

Generally healthy economic data and indications of strong demand growth in the euro zone and Japan supported international stock markets until late February, with risk assets outperforming against a background of low volatility in many markets. This pattern was rudely interrupted on February 27, when a sharp fall in the Shanghai market coincided with a downward revision of fourth-quarter U.S. gross domestic product (GDP) and a warning about the possibility of recession from former Federal Reserve Chairman Alan Greenspan. Bonds suddenly outperformed as equities fell sharply.

Stocks recover from short-lived correction

Nevertheless, the stock market sell-off proved to be a short-lived correction, and a strong recovery began in mid-March. Most developed stock markets posted decent gains for the period. The U.S. was a notably strong performer, benefiting from much stronger-than-expected first-quarter corporate earnings growth, which outweighed the impact of a disappointing first-quarter GDP report.

European bank stocks rallied late in the period, as the competition for The Netherlands-based ABN AMRO highlighted the scope for cross-border consolidation in the sector. By style, global large caps outperformed small caps, and developed stock markets outperformed emerging markets, despite new all-time highs for Brazil and China.

Non-U.S. stocks may outperform

Although U.S. stocks are likely to set the tone for global equity performance this year, we expect non-U.S. markets to outperform. Europe may remain the driver of international developed-market returns, as relatively low real-risk-free rates, a robust corporate sector and increased consumer spending offset a strengthening currency. Nonetheless, the margin of outperformance (MSCI Europe ex-U.K. already has nearly doubled the return of the S&P 500, year-to-date) may narrow as the year progresses, given the likelihood that interest rates in the two markets will continue to converge.

With global growth on a healthy pace of 3.5%–4.0%, inflation broadly contained and central bankers erring on the side of monetary accommodation, risk appetites ought to remain intact. Given returns already are approaching our full-year targets, we remain cautious in the near term, but would treat another material market pullback as a buying opportunity. Our preferred equity markets include U.S. large caps, Europe and the U.K., while we remain wary of Japan, U.S. small caps and emerging markets.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2007        JPMORGAN FUNDS   1

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.0% (l)
	Common Stocks — 96.0%
	China — 30.0%
52,000	Air China Ltd., Class H	35,123
22,000	Ajisen China Holdings Ltd. (a)	20,446
20,000	Angang Steel Co., Ltd., Class H	38,263
184,000	Bank of China Ltd., Class H (a)	90,745
34,000	China Communications Services Corp., Ltd., Class H (a)	21,211
165,000	China Construction Bank Corp., Class H (e)	99,857
46,000	China Life Insurance Co., Ltd.	141,910
30,000	China National Building Material Co., Ltd., Class H	31,969
80,000	China Petroleum & Chemical Corp., Class H	69,758
42,700	COSCO Holdings, Class H	38,742
38,000	Dalian Port PDA Co., Ltd., Class H (a)	21,643
15,000	Foxconn International Holdings Ltd. (a)	44,958
33,000	Golden Eagle Retail Group Ltd.	22,049
11,600	Guangzhou R&F Properties Co., Ltd., Class H	27,783
140,000	Industrial & Commercial Bank of China, Class H (a)	76,075
6,500	Parkson Retail Group Ltd.	46,138
76,000	PetroChina Co., Ltd., Class H	85,343
15,725	Shanghai Zhenhua Port Machinery Co., Class B	26,544
21,500	Shimao Property Holdings Ltd.	45,446
10,000	Tencent Holdings Ltd.	34,052
		1,018,055
	Hong Kong — 32.1%
8,639	Cheung Kong Holdings Ltd.	111,920
23,285	China Mobile Ltd.	209,729
30,000	China Overseas Land & Investment Ltd.	36,387
12,000	China Resources Enterprise	40,451
21,146	China Resources Power Holdings Co.	37,411
6,600	Esprit Holdings Ltd.	79,991
19,000	Hang Lung Properties Ltd.	56,284
3,531	Hang Seng Bank Ltd.	49,616
6,500	Hong Kong Exchanges & Clearing Ltd.	61,923
6,751	Hutchison Whampoa Ltd.	65,006
1,600	Jardine Matheson Holdings Ltd.	37,284
10,500	Kerry Properties Ltd.	52,463
16,659	Li & Fung Ltd.	51,756
8,000	Lifestyle International Holdings Ltd.	27,213
16,000	Nine Dragons Paper Holdings Ltd.	32,261
40,000	Pacific Basin Shipping Ltd.	39,924
20,000	Shun Tak Holdings Ltd.	27,830
2,886	Sun Hung Kai Properties Ltd.	33,719
3,253	Swire Pacific Ltd., Class A	37,146
		1,088,314
	Taiwan — 33.1%
27,000	Advanced Semiconductor Engineering, Inc. (a)	31,096
33,000	Asia Cement Corp.	34,245
47,000	Cathay Financial Holding Co., Ltd.	95,184
43,000	Chang Hwa Commercial Bank (a)	25,154
60,000	China Steel Corp.	67,871
53,000	Chinatrust Financial Holding Co., Ltd.	41,525
12,000	Delta Electronics, Inc.	37,486
43,000	Formosa Chemicals & Fibre Corp.	79,839
1,763	Formosa International Hotels Corp.	18,978
4,052	Foxconn Technology Co., Ltd.	37,990
19,432	HON HAI Precision Industry Co., Ltd.	128,154
20,000	InnoLux Display Corp. (a)	57,095
7,000	MediaTek, Inc.	87,063
4,000	Richtek Technology Corp.	41,138
25,000	Siliconware Precision Industries Co.	47,045
103,000	Taiwan Semiconductor Manufacturing Co., Ltd.	209,682
6,000	Tripod Technology Corp.	22,386
13,000	TXC Corp.	23,442
32,000	Vanguard International Semiconductor Corp.	26,691
8,000	Wistron Corp.	11,879
		1,123,943
	United Kingdom — 0.8%
900	Standard Chartered plc	27,789
	Total Long-Term Investments — 96.0% (Cost $3,154,890)	3,258,101
	Other Assets in Excess of Liabilities — 4.0%	134,229
	NET ASSETS — 100.0%	$3,392,330

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

2   JPMORGAN FUNDS        APRIL 30, 2007

Summary of Investments by Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Semiconductors & Seminconductor Equipment	13.6%
Real Estate Management & Development	13.2
Commercial Banks	12.6
Insurance	7.3
Electronic Equipment & Instruments	6.4
Wireless Telecommunication Services	6.4
Oil, Gas & Consumable Fuels	4.8
Metals & Mining	3.3
Computers & Peripherals	3.3
Diversified Financial Services	3.0
Multiline Retail	2.9
Distributors	2.8
Chemicals	2.5
Specialty Retail	2.5
Marine	2.4
Construction Materials	2.0
Industrial Conglomerates	2.0
Communications Equipment	1.4
Hotels, Restaurants & Leisure	1.2
Airlines	1.1
Independent Power Producers & Energy Traders	1.1
Internet Software & Services	1.0
Paper & Forest Products	1.0
Other (less than 1.0%)	2.2

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   3

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.1% (l)
	Common Stocks — 84.3%
	Argentina — 3.1%
890	Banco Macro S.A. ADR	32,218
2,600	BBVA Banco Frances S.A. ADR	30,368
380	Pampa Holding S.A. GDR (a)	8,611
1,700	Telecom Argentina S.A. ADR (a)	38,352
		109,549
	Brazil — 45.1%
2,070	All America Latina Logistica S.A.	24,460
3,130	American Banknote S.A.	29,280
1,849	Anhanguera Educacional Participacoes S.A. (a)	21,666
4,935	Banco Bradesco S.A. ADR	104,721
1,537	Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos Vegetais S.A. (a)	7,038
770	Brasil Telecom Participacoes S.A. ADR	40,833
12,440	Cia Vale do Rio Doce ADR	425,324
1,670	CPFL Energia S.A.	26,311
1,290	EDP — Energias do Brasil S.A.	20,642
1,500	GP Investments Ltd. BDR	55,758
2,480	GVT Holding S.A. (a)	31,929
3,540	Localiza Rent A CAR	36,217
3,490	Lojas Renner S.A.	48,163
1,780	Lupatech S.A.	33,302
2,610	Medial Saude S.A. (a)	36,880
100	MMX Mineracao e Metalicos S.A. (a)	41,849
5,830	NET Servicos de Comunicacao S.A. ADR	87,042
1,520	Odontoprev S.A.	34,268
2,460	Perdigao S.A.	37,425
3,160	Petroleo Brasileiro S.A. ADR	281,935
2,275	Positivo Informatica S.A.	35,507
3,490	Tele Norte Leste Participacoes S.A. ADR	57,131
1,293	Totvs S.A.	37,559
354	Unibanco — Uniao de Bancos Brasileiros S.A. GDR	34,359
		1,589,599
	Chile — 5.2%
390	Centros Comerciales Sudamericanos S.A. GDR	22,609
7,060	Cia de Telecomunicaciones de Chile S.A., Class A	16,319
2,580	Compania Cervecerias Unidas S.A.	18,164
1,715	Empresa Nacional de Electricidad S.A. ADR	83,229
380	Inversiones Aguas Metropolitanas S.A. ADR, Reg. S	9,405
4,543	La Polar S.A.	25,501
32,840	Masisa S.A.	8,123
		183,350
	Luxembourg — 2.2%
1,000	Tenaris S.A. ADR	46,360
1,200	Ternium S.A. ADR (a)	32,280
		78,640
	Mexico — 26.3%
6,900	America Movil S.A. de C.V., Series L ADR	362,457
2,815	Banco Compartamos S.A. de C.V. (a)	14,237
4,600	Cemex S.A.B. de C.V. ADR (a)	149,500
5,290	Controlodora Comercial Mexicana S.A.B. de C.V.	13,645
740	Fomento Economico Mexicano S.A.B de C.V. ADR	79,691
1,200	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. ADR (a)	35,088
770	Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR	37,114
5,610	Grupo Famsa S.A., Class A (a)	33,808
11,247	Grupo Financiero Banorte S.A.B de C.V.	48,893
2,960	Grupo Televisa S.A. ADR	83,028
16,577	Urbi Desarrollos Urbanos S.A. de C.V. (a)	69,248
		926,709
	Panama — 1.3%
760	Copa Holdings S.A., Class A	46,269
	United States — 1.1%
520	NII Holdings, Inc. (a)	39,909
	Total Common Stocks (Cost $2,677,813)	2,974,025
	Preferred Stocks — 12.8%
	Brazil — 12.3%
3,130	Banco Itau Holding Financeira S.A.	121,742
1,186	Cia de Bebidas das Americas ADR	69,286
1,409,205	Cia Energetica de Minas Gerais S.A.	49,087
1,600	Duratex S.A.	35,717
1,992	Usinas Siderurgicas de Minas Gerais S.A., Series A	93,171
2,180	Votorantim Celulose e Papel S.A.	43,791
2,724	Weg S.A.	22,478
		435,272
	Chile — 0.5%
4,930	Embotelladora Andina S.A., Series B	16,979
	Total Preferred Stocks (Cost $397,314)	452,251
	Total Long-Term Investments — 97.1% (Cost $3,075,127)	3,426,276
	Other Assets in Excess of Liabilities — 2.9%	101,871
	NET ASSETS — 100.0%	$3,528,147

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN FUNDS        APRIL 30, 2007

Summary of Investments by Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Metals & Mining	17.3%
Wireless Telecommunication Services	11.7
Commercial Banks	10.9
Oil, Gas & Consumable Fuels	8.4
Beverages	5.4
Diversified Telecommunication Services	5.4
Media	5.0
Construction Materials	4.4
Multiline Retail	3.1
Electric Utilities	2.8
Independent Power Producers & Energy Traders	2.4
Transportation Infrastructure	2.1
Diversified Financial Services	2.0
Household Durables	2.0
Road & Rail	1.8
Machinery	1.6
Commercial Services & Supplies	1.5
Paper & Forest Products	1.5
Airlines	1.4
Energy Equipment & Services	1.3
Food & Staples Retailing	1.1
Food Products	1.1
Health Care Providers & Services	1.1
Software	1.1
Building Products	1.0
Computers & Peripherals	1.0
Insurance	1.0
Other (less than 1.0%)	0.6

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   5

JPMorgan Russia Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.5% (l)
	Common Stocks — 95.5%
	Airlines — 3.0%
33,320	Aeroflot - Russian International Airlines (a)	94,962
	Auto Components — 0.5%
3,230	AMTEL Vredestein N.V. GDR, Reg. S, (Netherlands) (a)	14,908
	Commercial Banks — 17.8%
770	Raiffeisen International Bank Holding AG (Austria)	106,386
118	Sberbank (a)	461,348
		567,734
	Construction Materials — 2.2%
12,630	Steppe Cement Ltd. (Malaysia) (a)	71,475
	Diversified Telecommunication Services — 4.5%
15,790	Comstar United Telesystems GDR, Reg. S	126,747
129,870	Sibirtelecom (a)	15,893
		142,640
	Food Products — 5.5%
5,360	Cherkizovo Group OJSC GDR, Reg. S (a)	78,972
1,090	Lebedyansky JSC	97,010
		175,982
	Media — 2.3%
2,010	RBC Information Systems ADR (a)	75,576
	Metals & Mining — 35.3%
4,170	Chelyabinsk Zink Plant GDR (a)	56,920
3,500	Evraz Group S.A. GDR	122,780
5,520	Kazakhgold GDR (Jersey Islands) (a)	122,591
1,920	MMC Norilsk Nickel ADR	370,560
3,857	Novolipetsk Steel GDR, Reg. S	103,368
6,211	Mechel ADR	202,851
870	Polyus Gold Co. ADR (a)	39,585
7,950	Severstal GDR	108,915
		1,127,570
	Oil, Gas & Consumable Fuels — 10.3%
25,720	Dragon Oil plc (Ireland) (a)	88,297
4,220	Gazpromneft OAO ADR	73,850
600	Imperial Energy Corp. plc (United Kingdom) (a)	14,952
1,560	Tatneft GDR	151,932
		329,031
	Pharmaceuticals — 1.1%
740	Veropharm (a)	35,446
	Wireless Telecommunication Services — 13.0%
5,170	Mobile Telesystems OJSC ADR	284,867
4,620	Sistema JSFC GDR	129,790
		414,657
	Total Long-Term Investments — 95.5% (Cost $2,993,497)	3,049,981
	Other Assets in Excess of Liabilities — 4.5%	142,959
	NET ASSETS — 100.0%	$3,192,940

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION *

Materials	39.3%
Financials	18.6
Telecommunication Services	18.3
Energy	10.8
Consumer Staples	5.8
Industrials	3.1
Consumer Discretionary	3.0
Health Care	1.1

*	Percentages indicated are based upon total investments as of April 30, 2007. The Fund’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN FUNDS        APRIL 30, 2007

ABBREVIATIONS:

(a)	—	Non-income producing security.
(e)	—	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.
(l)	—	All or a portion of these securities are segregated for current or potential holdings with the custodian for forward foreign currency contracts.
ADR	—	American Depositary Receipt
BDR	—	Brazilian Depositary Receipt
GDR	—	Global Depositary Receipt

The market value and percentage of the investments based on net assets that are fair valued under the fair valuation policy for international investments as described in Note 2A are as follows:

Fund	Market Value	Percentage
China Region Fund	$3,258,101	96.0%
Russia Fund	1,719,624	53.9

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   7

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2007 (Unaudited)

	China Region Fund	Latin America Fund	Russia Fund
ASSETS:
Investments in non-affiliates, at value	$3,258,101	$3,426,276	$3,049,981
Cash	47,105	51,090	120,305
Foreign currency, at value	2,134	858	—
Receivables:
Investment securities sold	34,601	—	—
Fund shares sold	18,615	39,357	5,100
Interest and dividends	6,136	11,269	1,085
Due from advisor	25,294	26,818	25,954
Prepaid expenses and other assets	48,295	46,650	48,723
Total Assets	3,440,281	3,602,318	3,251,148

LIABILITIES:
Payables:
Investment securities purchased	22,977	47,679	34,114
Fund shares redeemed	3,422	—	410
Accrued liabilities:
Shareholder servicing fees	522	547	508
Distribution fees	191	203	183
Custodian and accounting fees	12,893	15,638	17,229
Trustees’ and Officers’ fees	4	4	4
Other	7,942	10,100	5,760
Total Liabilities	47,951	74,171	58,208
Net Assets	$3,392,330	$3,528,147	$3,192,940

NET ASSETS:
Paid in capital	$3,311,478	$3,147,654	$3,139,183
Accumulated undistributed (distributions in excess of) net investment income	127	10,633	(8,174)
Accumulated net realized gains (losses)	(22,489)	18,696	5,447
Net unrealized appreciation (depreciation)	103,214	351,164	56,484
Total Net Assets	$3,392,330	$3,528,147	$3,192,940
Net Assets:
Class A	$402,518	$316,609	$278,774
Class C	226,963	251,142	223,922
R Class	102,924	112,560	101,956
Select Class	2,659,925	2,847,836	2,588,288
Total	$3,392,330	$3,528,147	$3,192,940

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	26,092	18,767	18,243
Class C	14,724	14,896	14,665
R Class	6,667	6,667	6,667
Select Class	172,348	168,727	169,298

Net Asset Value:
Class A — Redemption price per share	$15.43	$16.87	$15.28
Class C — Offering price per share (a)	15.41	16.86	15.27
R Class — Offering and redemption price per share	15.44	16.88	15.29
Select Class — Offering and redemption price per share	15.43	16.88	15.29
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$16.28	$17.80	$16.13

Cost of investments	$3,154,890	$3,075,127	$2,993,497
Cost of foreign currency	2,134	858	—

(a)	Redemption price for Class C Shares varies based on the length of time the shares were held.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN FUNDS        APRIL 30, 2007

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2007 (Unaudited) (a)

	China Region Fund	Latin America Fund	Russia Fund
INVESTMENT INCOME:
Dividend income	$9,975	$17,411	$1,206
Interest income	16	2,655	—
Foreign taxes withheld	(362)	(107)	(121)
Total investment income	9,629	19,959	1,085

EXPENSES:
Investment advisory fees	6,554	5,443	6,389
Administration fees	538	558	524
Distribution fees:
Class A	102	107	92
Class C	259	274	257
Shareholder servicing fees:
Class A	102	107	92
Class C	86	91	86
R Class	9	9	8
Select Class	1,080	1,118	1,058
Custodian and accounting fees	15,116	15,697	17,289
Professional fees	15,635	16,231	15,240
Trustees’ and Officers’ fees	6	7	6
Printing and mailing costs	5,191	5,389	5,060
Registration and filing fees	16,936	17,581	16,508
Transfer agent fees	2,727	2,830	2,657
Other	1,189	1,234	1,159
Total expenses	65,530	66,676	66,425
Less amounts waived	(7,354)	(6,273)	(7,168)
Less expense reimbursements	(48,674)	(51,077)	(49,998)
Net expenses	9,502	9,326	9,259
Net investment income (loss)	127	10,633	(8,174)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(32,712)	18,054	4,171
Foreign currency transactions	16,683	642	1,276
Futures	(6,460)	—	—
Net realized gain (loss)	(22,489)	18,696	5,447
Change in net unrealized appreciation (depreciation) of:
Investments	103,211	351,149	56,484
Foreign currency translations	3	15	—
Change in net unrealized appreciation (depreciation)	103,214	351,164	56,484
Net realized/unrealized gains (losses)	80,725	369,860	61,931
Change in net assets resulting from operations	$80,852	$380,493	$53,757

(a)	Commencement of operations was February 28, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   9

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD INDICATED (a)

	China Region Fund	Latin America Fund	Russia Fund
	Period Ended 4/30/2007 (Unaudited)	Period Ended 4/30/2007 (Unaudited)	Period Ended 4/30/2007 (Unaudited)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$127	$10,633	$(8,174)
Net realized gain (loss)	(22,489)	18,696	5,447
Change in net unrealized appreciation (depreciation)	103,214	351,164	56,484
Change in net assets resulting from operations	80,852	380,493	53,757

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	3,311,478	3,147,654	3,139,183

NET ASSETS:
Change in net assets	3,392,330	3,528,147	3,192,940
Beginning of period	—	—	—
End of period	$3,392,330	$3,528,147	$3,192,940
Accumulated undistributed (distributions in excess of) net investment income	$127	$10,633	$(8,174)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$408,288	$287,343	$279,603
Cost of shares redeemed	(7,113)	—	(2,755)
Change in net assets from Class A capital transactions	$401,175	$287,343	$276,848
Class C
Proceeds from shares issued	$221,803	$226,311	$220,994
Change in net assets from Class C capital transactions	$221,803	$226,311	$220,994
R Class
Proceeds from shares issued	$100,000	$100,000	$100,000
Change in net assets from R Class capital transactions	$100,000	$100,000	$100,000
Select Class
Proceeds from shares issued	$2,588,500	$2,534,000	$2,541,341
Change in net assets from Select Class capital transactions	$2,588,500	$2,534,000	$2,541,341

SHARE TRANSACTIONS:
Class A
Issued	26,545	18,767	18,420
Redeemed	(453)	—	(177)
Change in Class A Shares	26,092	18,767	18,243
Class C
Issued	14,724	14,896	14,665
Change in Class C Shares	14,724	14,896	14,665
R Class
Issued	6,667	6,667	6,667
Change in R Class Shares	6,667	6,667	6,667
Select Class
Issued	172,348	168,727	169,298
Change in Select Class Shares	172,348	168,727	169,298

(a)	Commencement of operations was February 28, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN FUNDS        APRIL 30, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2007        JPMORGAN FUNDS   11

FINANCIAL HIGHLIGHTS
FOR THE PERIOD INDICATED

Class A

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
China Region Fund
February 28, 2007 (d) through April 30, 2007 (Unaudited)	$15.00	$—	(e)	$0.43	$0.43	$15.43

Latin America Fund
February 28, 2007 (d) through April 30, 2007 (Unaudited)	15.00	0.04		1.83	1.87	16.87

Russia Fund
February 28, 2007 (d) through April 30, 2007 (Unaudited)	15.00	(0.03)		0.31	0.28	15.28

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of operations.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN FUNDS        APRIL 30, 2007

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
2.87%	$402,518	2.00%	0.02%	12.70%	32%

12.47	316,609	1.90	1.88	12.42	7

1.87	278,774	2.00	(1.74)	13.19	3

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   13

FINANCIAL HIGHLIGHTS
FOR THE PERIOD INDICATED

Class C

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
China Region Fund
February 28, 2007 (d) through April 30, 2007 (Unaudited)	$15.00	$(0.02)	$0.43	$0.41	$15.41

Latin America Fund
February 28, 2007 (d) through April 30, 2007 (Unaudited)	15.00	0.03	1.83	1.86	16.86

Russia Fund
February 28, 2007 (d) through April 30, 2007 (Unaudited)	15.00	(0.05)	0.32	0.27	15.27

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN FUNDS        APRIL 30, 2007

	Ratios/Supplemental data
		Ratios to average net assets: (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
2.73%	$226,963	2.50%	(0.67)%	13.18%	32%

12.40	251,142	2.40	1.32	12.91	7

1.80	223,922	2.50	(2.28)	13.68	3

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   15

FINANCIAL HIGHLIGHTS
FOR THE PERIOD INDICATED

R Class

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
China Region Fund
February 28, 2007 (d) through April 30, 2007 (Unaudited)	$15.00	$0.01	$0.43	$0.44	$15.44

Latin America Fund
February 28, 2007 (d) through April 30, 2007 (Unaudited)	15.00	0.06	1.82	1.88	16.88

Russia Fund
February 28, 2007 (d) through April 30, 2007 (Unaudited)	15.00	(0.03)	0.32	0.29	15.29

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN FUNDS        APRIL 30, 2007

	Ratios/Supplemental data
		Ratios to average net assets: (a)
Total return (b)(c)	Net assets end of period	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
2.93%	$102,924	1.55%	0.26%	12.23%	32%

12.53	112,560	1.45	2.19	11.96	7

1.93	101,956	1.55	(1.34)	12.73	3

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   17

FINANCIAL HIGHLIGHTS
FOR THE PERIOD INDICATED

Select Class

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
China Region Fund
February 28, 2007 (d) through April 30, 2007 (Unaudited)	$15.00	$—	(e)	$0.43	$0.43	$15.43

Latin America Fund
February 28, 2007 (d) through April 30, 2007 (Unaudited)	15.00	0.05		1.83	1.88	16.88

Russia Fund
February 28, 2007 (d) through April 30, 2007 (Unaudited)	15.00	(0.04)		0.33	0.29	15.29

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of operations.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN FUNDS        APRIL 30, 2007

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)(c)	Net asset end of period	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
2.87%	$2,659,925	1.75%	0.07%	12.43%	32%

12.53	2,847,836	1.65	2.00	12.16	7

1.93	2,588,288	1.75	(1.54)	12.93	3

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   19

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
China Region Fund	Class A, Class C, R Class and Select Class
Latin America Fund	Class A, Class C, R Class and Select Class
Russia Fund	Class A, Class C, R Class and Select Class

The Funds commenced operations on February 28, 2007.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge. No sales charges are assessed with respect to the R Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to

20   JPMORGAN FUNDS        APRIL 30, 2007

equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

As of April 30, 2007, the Funds had no outstanding futures contracts.

C. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. The Fund may also enter into forward foreign currency exchange contracts in an attempt to generate gains to the Fund. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of April 30, 2007, the Funds do not have forward foreign currency exchange contracts outstanding.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

APRIL 30, 2007        JPMORGAN FUNDS   21

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

K. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the interpretation did not have an impact to the Funds’ financial statements upon adoption. Management continually reviews the Funds’ tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, on going analyses of tax laws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

China Region Fund	1.25%
Latin America Fund	1.00
Russia Fund	1.25

The Advisor, on behalf of China Region Fund, has entered into an investment sub-advisory agreement with JF International Management Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by JPMorgan Asset Management Holdings Inc. For its services as sub-advisor, JFIMI receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Adviser or its affiliates.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended April 30, 2007, the Distributor retained the following amounts:

22   JPMORGAN FUNDS        APRIL 30, 2007

	Front-End Sales Charge	CDSC
China Region Fund	$635	$—
Latin American Fund	140	—
Russia Fund	166	—

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	R Class	Select Class
China Region Fund	0.25%	0.25%	0.05%	0.25%
Latin American Fund	0.25	0.25	0.05	0.25
Russia Fund	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	R Class	Select Class
China Region Fund	2.00%	2.50%	1.55%	1.75%
Latin American Fund	1.90	2.40	1.45	1.65
Russia Fund	2.00	2.50	1.55	1.75

The contractual expense limitation agreements were in effect for the period ended April 30, 2007. The expense limitation percentages in the table above are in place until at least February 29, 2008.

For the period ended April 30, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
China Region Fund	$6,554	$538	$262	$7,354	$48,674
Latin American Fund	5,443	558	272	6,273	51,077
Russia Fund	6,389	524	255	7,168	49,998

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

APRIL 30, 2007        JPMORGAN FUNDS   23

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

The Funds may use related party broker/dealers. For the period ended April 30, 2007, China Region Fund incurred approximately $38 in brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended April 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
China Region Fund	$4,167,273	$979,671
Latin American Fund	3,291,824	234,751
Russia Fund	3,063,996	74,670

During the period ended April 30, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2007, were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
China Region Fund	$3,154,890	$149,067	$45,856	$103,211
Latin American Fund	3,075,127	364,219	13,070	351,149
Russia Fund	2,993,497	125,710	69,226	56,484

6. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2007, substantially all of the Funds’ net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

The Funds’ shares may be held by the Funds’ investment advisor or an affiliate. From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

China Region Fund

Investing in securities of “China Region companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are those that are organized under the laws of, or has a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods or services that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At April 30, 2007, the Fund has 31.2%, 33.4%, and 34.5% of its total investments invested in China, Hong Kong, and Taiwan, respectively.

Latin America Fund

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments. At April 30, 2007, the Fund has 59.1% and 27.0% of its total investments invested in Brazil and Mexico, respectively.

24   JPMORGAN FUNDS        APRIL 30, 2007

Russia Fund

Investing in securities of Russian companies includes certain risks typically not associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from such countries’ undeveloped systems of securities and transfer.

APRIL 30, 2007        JPMORGAN FUNDS   25

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	136	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	136	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	136	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	136
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	136	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	136	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	136	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	136	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

26   JPMORGAN FUNDS        APRIL 30, 2007

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	136	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	136	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	136	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	136	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	136
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (136 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

APRIL 30, 2007        JPMORGAN FUNDS   27

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

28   JPMORGAN FUNDS        APRIL 30, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2007

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006, and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2006	Ending Account Value, April 30, 2007	Expenses Paid During November 1, 2006 to April 30, 2007	Annualized Expense Ratio
China Region Fund
Class A
Actual*	$1,000.00	$1,028.70	$3.39	2.00%
Hypothetical**	1,000.00	1,014.88	9.99	2.00
Class C
Actual*	1,000.00	1,027.30	4.24	2.50
Hypothetical**	1,000.00	1,012.40	12.47	2.50
R Class
Actual*	1,000.00	1,029.30	2.63	1.55
Hypothetical**	1,000.00	1,017.11	7.75	1.55
Select Class
Actual*	1,000.00	1,028.70	2.97	1.75
Hypothetical**	1,000.00	1,016.12	8.75	1.75

Latin America Fund
Class A
Actual*	1,000.00	1,124.70	3.37	1.90
Hypothetical**	1,000.00	1,015.37	9.49	1.90
Class C
Actual*	1,000.00	1,124.00	4.26	2.40
Hypothetical**	1,000.00	1,012.89	11.98	2.40
R Class
Actual*	1,000.00	1,125.30	2.58	1.45
Hypothetical**	1,000.00	1,017.60	7.25	1.45
Select Class
Actual*	1,000.00	1,125.30	2.93	1.65
Hypothetical**	1,000.00	1,016.61	8.25	1.65

APRIL 30, 2007        JPMORGAN FUNDS   29

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2007

	Beginning Account Value, November 1, 2006	Ending Account Value, April 30, 2007	Expenses Paid During November 1, 2006 to April 30, 2007	Annualized Expense Ratio

Russia Fund
Class A
Actual*	$1,000.00	$1,018.70	$3.37	2.00%
Hypothetical**	1,000.00	1,014.88	9.99	2.00
Class C
Actual*	1,000.00	1,018.00	4.22	2.50
Hypothetical**	1,000.00	1,012.40	12.47	2.50
R Class
Actual*	1,000.00	1,019.30	2.62	1.55
Hypothetical**	1,000.00	1,017.11	7.75	1.55
Select Class
Actual*	1,000.00	1,019.30	2.95	1.75
Hypothetical**	1,000.00	1,016.12	8.75	1.75

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the actual period). The Funds commenced operations on February 28, 2007.
**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Funds commenced operations on February 28, 2007.

30   JPMORGAN FUNDS        APRIL 30, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. April 2007.	SAN-INTEQ-CO-407

SEMI-ANNUAL REPORT
PERIOD ENDED APRIL 30, 2007 (UNAUDITED)

JPMorgan

Funds

JPMorgan Strategic Appreciation Fund
JPMorgan Strategic Preservation Fund

CONTENTS

President’s Letter	1
Schedules of Portfolio Investments	2
Financial Statements	12
Financial Highlights	16
Notes to Financial Statements	24
Trustees	29
Officers	31
Schedule of Shareholder Expenses	32

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 11, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Strategic Appreciation Fund and the JPMorgan Strategic Preservation Fund. Inside, you’ll find information detailing the performance of the Funds for the one month ended April 30, 2007.

“Although U.S. stocks are likely to set the tone for global equity performance this year, we expect non-U.S. markets to outperform.”

Stocks outpace bonds

Equities outperformed bonds by a substantial margin in April, due to generally upbeat economic data and strong merger-and-acquisition activity. Most developed stock markets made good gains, except for Japan, where economic data disappointed and deflation reappeared, and for Spain, where the bubble in the construction and real estate sector appeared to burst. The U.S. was a notably strong performer, benefiting from much stronger-than-expected first-quarter corporate earnings growth, which outweighed the impact of a disappointing first-quarter gross domestic product (GDP) report.

By sector, industrials and healthcare outperformed, while consumer goods and telecommunications underperformed. European bank stocks rallied, as the competition for the Netherlands-based ABN AMRO highlighted the scope of cross-border consolidation in the sector. By style, global large caps outperformed global small caps, and developed stock markets outperformed emerging markets, despite new all-time highs for Brazil and China.

Bond yields show mixed results

Bond yields rose in the U.K. and the euro zone, due to inflation and growth fears, respectively, but remained generally unchanged in the U.S. and Japan. None of the major central banks changed interest rates in April.

In the U.K., the consumer price index increased in March to 3.1%, which was higher and broader based than expected, leading to rising interest rate expectations and bond yields. In the euro zone, economic data continued to suggest strong GDP growth, with falling unemployment and increased consumer spending. Although inflation remained tame and in line with expectations, the strong growth data unnerved investors.

U.S. bond performance benefited from lower-than-expected first-quarter GDP growth, despite the continued rise in the Federal Reserve’s preferred model of inflation, the core personal consumption expenditures deflator. In Japan, weak economic data included evidence of ongoing deflation, which may delay the Bank of Japan’s plans for “normalizing” interest rates.

Emerging market bonds continued to advance, reflecting investors’ continued appetite for risk.

Non-U.S. stocks may outperform

Although U.S. stocks are likely to set the tone for global equity performance this year, we expect non-U.S. markets to outperform. Europe may remain the driver of international developed-market returns, as relatively low real-risk-free rates, a robust corporate sector and increased consumer spending offset a strengthening currency. Nonetheless, the margin of outperformance (MSCI Europe ex-U.K. already has nearly doubled the return of the S&P 500, year-to-date) may narrow as the year progresses, given the likelihood that interest rates in the two markets will continue to converge.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2007        JPMORGAN FUNDS   1

JPMorgan Strategic Appreciation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 72.2% (l)
	Common Stocks — 70.5%
	Australia — 0.7%
1,829	AXA Asia Pacific Holdings Ltd.	11,143
713	BHP Billiton Ltd.	17,407
521	Zinifex Ltd.	7,116
		35,666
	Austria — 0.5%
182	OMV AG	11,520
209	Voestalpine AG	14,039
		25,559
	Belgium — 0.6%
320	Fortis	14,381
203	InBev N.V.	15,824
		30,205
	Bermuda — 0.9%
294	Accenture Ltd., Class A	11,496
186	ACE Ltd.	11,060
406	Aquarius Platinum Ltd.	12,048
182	Arch Capital Group Ltd. (a)	13,253
		47,857
	Brazil — 0.6%
407	Cia Vale do Rio Doce ADR	16,528
153	Petroleo Brasileiro S.A. ADR	15,488
		32,016
	Canada — 1.8%
209	Bank of Montreal	13,080
154	Canadian Imperial Bank of Commerce	13,556
160	Husky Energy, Inc.	12,203
181	Inmet Mining Corp.	11,009
74	Research In Motion Ltd. (a)	9,737
18	Teck Cominco Ltd., Class B	1,364
229	Toronto-Dominion Bank	13,989
1,051	Yamana Gold, Inc.	14,639
		89,577
	Cayman Islands — 0.2%
184	Garmin Ltd.	10,707
	China — 0.3%
18,000	China Petroleum & Chemical Corp., Class H	15,695
	Denmark — 0.3%
318	Danske Bank A/S	14,850
	Finland — 1.0%
257	Kesko OYJ, Class B	17,830
632	Nokia OYJ (a)	15,943
210	Wartsila OYJ, Class B	14,041
		47,814
	France — 3.2%
317	AXA S.A.	14,555
113	BNP Paribas	13,109
150	Compagnie de Saint-Gobain	16,017
37	Compagnie Generale des Etablissements Michelin, Class B	4,714
91	Lafarge S.A.	14,774
94	Nexans S.A.	13,806
105	Renault S.A.	13,631
149	Sanofi-Aventis	13,639
81	Societe Generale	17,166
275	Suez S.A.	15,673
44	Unibail	12,196
355	Vivendi S.A.	14,643
		163,923
	Germany — 4.0%
67	Allianz SE	15,251
135	BASF AG	16,112
249	Commerzbank AG	12,425
110	Deutsche Bank AG	16,888
510	Deutsche Lufthansa AG	15,217
103	E.ON AG	15,478
110	Henkel KGaA	15,399
129	Linde AG	14,451
94	Merck KGaA	12,482
79	Muenchener Rueckversicherungs AG, Class R	14,013
88	Salzgitter AG	14,465
131	Siemens AG	15,813
245	ThyssenKrupp AG	13,085
77	Volkswagen AG	11,626
		202,705
	Greece — 0.3%
379	Piraeus Bank S.A.	13,734
	Hong Kong — 1.3%
1,500	China Mobile Ltd.	13,511
8,000	China Resources Power Holdings Co.	14,154
4,000	Hang Lung Properties Ltd.	11,849
2,000	Henderson Land Development Co., Ltd.	11,951
1,000	Swire Pacific Ltd., Class A	11,419
		62,884

SEE NOTES TO FINANCIAL STATEMENTS.

2   JPMORGAN FUNDS        APRIL 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued (l)
	India — 0.5%
183	ICICI Bank Ltd. ADR	7,488
222	Reliance Industries Ltd. GDR (e)	16,827
		24,315
	Ireland — 0.5%
404	Allied Irish Banks plc	12,235
589	Bank of Ireland	12,642
		24,877
	Italy — 1.2%
413	ENI S.p.A.	13,697
515	Fiat S.p.A. (a)	15,129
1,751	Intesa Sanpaolo S.p.A. (a)	14,672
1,677	UniCredito Italiano S.p.A.	17,230
		60,728
	Japan — 8.2%
1,000	Brother Industries Ltd.	13,589
300	Canon, Inc.	16,831
400	Daiichi Sankyo Co., Ltd.	11,934
400	Honda Motor Co., Ltd.	13,738
3	Japan Tobacco, Inc.	14,653
1,000	Kawasaki Kisen Kaisha Ltd.	10,861
600	Komatsu Ltd.	14,198
100	Kyocera Corp.	9,719
300	Makita Corp.	11,415
700	Mitsubishi Corp.	14,921
1,000	Mitsubishi Electric Corp.	9,693
1	Mitsubishi UFJ Financial Group, Inc.	10,402
1,000	Mitsui Fudosan Co., Ltd.	29,190
1,000	Mitsui OSK Lines Ltd.	12,602
1,000	Nikon Corp.	22,942
1,500	Nippon Mining Holdings, Inc.	12,047
2,000	Nippon Steel Corp.	12,903
3	Nippon Telegraph & Telephone Corp.	14,895
600	Nomura Holdings, Inc.	11,467
1,000	NSK Ltd.	9,677
40	ORIX Corp.	10,666
4	Resona Holdings, Inc.	9,027
1,000	Sekisui House Ltd.	14,759
200	Shin-Etsu Chemical Co., Ltd.	12,909
700	Sumitomo Corp.	11,989
1,000	Sumitomo Trust & Banking Co., Ltd. (The)	9,766
400	Suzuki Motor Corp.	11,372
400	Tokyo Electric Power Co., Inc. (The)	13,294
1,000	Tokyo Tatemono Co., Ltd.	13,977
300	Toyota Motor Corp.	18,222
2,000	Yokohama Rubber Co., Ltd. (The)	12,378
		416,036
	Mexico — 0.5%
276	America Movil S.A. de C.V., Series L ADR	14,498
395	Grupo Televisa S.A. ADR	11,080
		25,578
	Netherlands — 1.9%
229	Arcelor Mittal	12,228
545	ASML Holding N.V. (a)	14,805
310	ING Groep N.V. CVA	14,120
1,101	Royal Dutch Shell plc, Class B	38,772
830	Royal KPN N.V.	14,092
		94,017
	Norway — 0.7%
925	Orkla ASA	14,746
606	Telenor ASA	11,277
328	Yara International ASA	9,566
		35,589
	Russia — 0.2%
55	MMC Norilsk Nickel ADR	10,615
	Singapore — 0.4%
2,000	CapitaLand Ltd.	11,062
4,000	Singapore Telecommunications Ltd.	8,686
		19,748
	Spain — 0.7%
570	Banco Bilbao Vizcaya Argentaria S.A.	13,629
802	Banco Santander Central Hispano S.A.	14,436
68	Fomento de Construcciones y Contratas S.A.	6,323
		34,388
	Sweden — 0.5%
259	Alfa Laval AB	15,743
3,038	Telefonaktiebolaget LM Ericsson, Class B	11,609
		27,352
	Switzerland — 2.8%
804	ABB Ltd.	16,066
44	Actelion N.V. (a)	10,454
214	Credit Suisse Group	16,795
43	Nestle S.A.	17,022
141	Petroplus Holdings (a)	11,675
90	Roche Holding AG	16,948
53	Swatch Group AG	15,186
225	UBS AG	14,623

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   3

JPMorgan Strategic Appreciation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued (l)
	Switzerland — Continued
197	Xstrata plc	10,251
52	Zurich Financial Services AG	15,089
		144,109
	Taiwan — 0.2%
919	HON HAI Precision Industry Co., Ltd. GDR, Reg. S	12,220
	United Kingdom — 5.3%
610	3i Group plc	14,013
354	Alliance Boots plc	7,899
242	AstraZeneca plc	13,162
811	Aviva plc	12,724
1,157	Barclays plc	16,703
604	Barratt Developments plc	13,003
366	Bellway plc	11,021
456	British Land Co. plc	13,320
1,799	BT Group plc	11,316
1,523	Centrica plc	11,736
473	HBOS plc	10,151
1,743	International Power plc	15,240
4,363	Legal & General Group plc	13,380
1,235	Man Group plc	13,828
3,303	Royal & Sun Alliance Insurance Group plc	10,892
380	Royal Bank of Scotland Group plc	14,550
787	Smith & Nephew plc	9,820
1,862	Sports Direct International plc (a)	8,843
465	Standard Chartered plc	14,372
1,488	Tesco plc	13,683
5,852	Vodafone Group plc	16,649
		266,305
	United States — 31.2%
215	Abbott Laboratories	12,173
105	Allegheny Technologies, Inc.	11,506
176	Altria Group, Inc.	12,130
232	American Capital Strategies Ltd.	11,294
226	American Eagle Outfitters, Inc.	6,660
294	American Electric Power Co., Inc.	14,765
407	American Financial Group, Inc.	14,355
197	AmerisourceBergen Corp.	9,848
152	Anixter International, Inc. (a)	10,883
177	Apache Corp.	12,832
142	Apple, Inc. (a)	14,172
722	Arris Group, Inc. (a)	10,700
234	Assurant, Inc.	13,462
841	AT&T, Inc.	32,564
367	Avnet, Inc. (a)	15,010
704	Bank of America Corp.	35,834
66	Bear Stearns Cos., Inc. (The)	10,276
485	Bristol-Myers Squibb Co.	13,997
253	CenturyTel, Inc.	11,651
248	Chevron Corp.	19,292
239	Chubb Corp.	12,865
71	Cigna Corp.	11,047
558	Cisco Systems, Inc. (a)	14,921
188	CIT Group, Inc.	11,214
537	Citigroup, Inc.	28,794
120	Cognizant Technology Solutions Corp., Class A (a)	10,728
468	Comcast Corp., Class A (a)	12,477
172	Comerica, Inc.	10,649
239	ConocoPhillips	16,575
541	Convergys Corp. (a)	13,666
440	Corning, Inc. (a)	10,437
192	Corrections Corp. of America (a)	10,906
240	CROCS, Inc. (a)	13,411
175	CSX Corp.	7,555
466	DIRECTV Group, Inc. (The) (a)	11,109
489	Duke Energy Corp.	10,034
862	EMC Corp. (a)	13,085
817	Exxon Mobil Corp.	64,853
170	Freeport-McMoRan Copper & Gold, Inc.	11,417
932	General Electric Co.	34,354
131	Gilead Sciences, Inc. (a)	10,705
58	Goldman Sachs Group, Inc. (The)	12,679
26	Google, Inc., Class A (a)	12,256
256	Guess?, Inc.	10,086
140	Hartford Financial Services Group, Inc.	14,168
386	Hewlett-Packard Co.	16,266
203	International Business Machines Corp.	20,749
142	J.C. Penney Co., Inc.	11,231
274	Johnson & Johnson	17,596
130	Jones Lang LaSalle, Inc.	13,974
210	KLA-Tencor Corp.	11,666
513	Kraft Foods, Inc. Class A	17,170
200	Lam Research Corp. (a)	10,756
151	Leap Wireless International, Inc. (a)	11,526
128	Lehman Brothers Holdings, Inc.	9,636
210	Lincoln National Corp.	14,941
141	Lockheed Martin Corp.	13,556
292	Loews Corp.	13,817
158	Loews Corp. - Carolina Group	12,092
98	Manpower, Inc.	7,865

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN FUNDS        APRIL 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued (l)
	United States — Continued
128	Marathon Oil Corp.	12,998
402	Mattel, Inc.	11,377
303	McDonald’s Corp.	14,629
207	MEMC Electronic Materials, Inc. (a)	11,360
364	Merck & Co., Inc.	18,724
127	Merrill Lynch & Co., Inc.	11,459
224	MetLife, Inc.	14,717
1,090	Microsoft Corp.	32,635
145	Molson Coors Brewing Co., Class B	13,671
149	Morgan Stanley	12,517
242	Nationwide Financial Services	13,825
535	News Corp., Class B	12,840
259	Nordstrom, Inc.	14,224
134	Northrop Grumman Corp.	9,864
348	NVIDIA Corp. (a)	11,446
136	PACCAR, Inc.	11,421
125	Parker-Hannifin Corp.	11,518
881	Pfizer, Inc.	23,311
282	PG&E Corp.	14,269
222	Phillips-Van Heusen Corp.	12,410
177	PNC Financial Services Group, Inc.	13,116
125	Precision Castparts Corp.	13,014
399	Procter & Gamble Co.	25,660
153	Prudential Financial, Inc.	14,535
190	Raytheon Co.	10,173
174	Reynolds American, Inc.	11,181
1,541	Rite Aid Corp. (a)	9,462
377	Safeway, Inc.	13,685
587	Schering-Plough Corp.	18,626
113	SEACOR Holdings, Inc. (a)	10,767
234	Sempra Energy	14,854
227	Sotheby’s	11,718
150	Southern Copper Corp.	12,045
171	Starwood Hotels & Resorts Worldwide, Inc.	11,460
329	SUPERVALU, Inc.	15,101
172	Terex Corp. (a)	13,390
141	Tesoro Corp.	17,089
284	Thermo Fisher Scientific, Inc. (a)	14,785
1,234	TIBCO Software, Inc. (a)	11,254
640	Time Warner, Inc.	13,203
194	Travelers Cos, Inc. (The)	10,495
375	U.S. Bancorp	12,881
69	Union Pacific Corp.	7,883
203	United Technologies Corp.	13,627
205	Valero Energy Corp.	14,397
205	Wachovia Corp.	11,386
435	Walt Disney Co. (The)	15,216
131	WellPoint, Inc. (a)	10,345
855	Windstream Corp.	12,500
477	Xcel Energy, Inc.	11,491
693	Xerox Corp. (a)	12,820
		1,583,610
	Total Common Stocks (Cost $3,434,339)	3,572,679
	Preferred Stocks — 0.6%
	Germany — 0.6%
138	Fresenius AG	11,637
10	Porsche AG	16,750
	Total Preferred Stocks (Cost $26,276)	28,387

PRINCIPAL AMOUNT
	Convertible Bonds — 1.1%
	France — 0.1%
EUR 11,200	Rhodia S.A., 0.50%, 01/01/14	7,802
	Jersey Islands — 0.5%
18,000	UBS AG, 0.50%, 10/30/07	24,981
	United States — 0.5%
$23,000	Wyeth, FRN, 4.88%, 01/15/24	25,399
	Total Convertible Bonds (Cost $57,089)	58,182
	Total Long-Term Investments (Cost $3,517,704)	3,659,248
Short-Term Investment — 2.1%
	U.S. Treasury Obligation — 2.1%
110,000	U.S. Treasury Bill, 4.93%, 08/09/07 (k) (n) (Cost $108,518)	108,536
	Total Investments — 74.3% (Cost $3,626,222)	3,767,784
	Other Assets in Excess of Liabilities — 25.7%	1,302,657
	NET ASSETS — 100.0%	$5,070,441

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   5

JPMorgan Strategic Appreciation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	9.3%
Oil, Gas & Consumable Fuels	8.1
Insurance	7.1
Metals & Mining	5.4
Pharmaceuticals	4.9
Capital Markets	4.1
Diversified Telecommunication Services	3.1
Diversified Financial Services	2.8
Real Estate Management & Development	2.7
Media	2.4
Machinery	2.4
Automobiles	2.2
Food & Staples Retailing	2.1
Communications Equipment	1.9
Multi-Utilities	1.8
Industrial Conglomerates	1.7
Computers & Peripherals	1.7
Aerospace & Defense	1.6
Household Durables	1.6
Semiconductors & Semiconductor Equipment	1.6
Wireless Telecommunication Services	1.5
Chemicals	1.4
Electric Utilities	1.4
Electronic Equipment & Instruments	1.3
Tobacco	1.3
Software	1.2
Electrical Equipment	1.1
Household Products	1.1
Office Equipment	1.1
Textiles, Apparel & Luxury Goods	1.1
IT Services	1.0
Short-Term Investment	2.9
Other (less than 1.0%)	15.1

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/07	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(13)	Dow Jones Euro Stoxx 50	June, 2007	$(770,113)	$(36,983)
(1)	FTSE 100 Index	June, 2007	(129,331)	(1,108)
(2)	Topix Index	June, 2007	(284,555)	3,970
(9)	S&P 500 Index	June, 2007	(669,780)	(22,278)
				$(56,399)

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN FUNDS        APRIL 30, 2007

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 04/30/07 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
25,000	AUD	06/27/07	$20,374	$20,733	$359
59,000	DKK	06/27/07	10,661	10,826	165
8,287	EUR	06/27/07	11,118	11,333	215
5,064	GBP	06/27/07	10,015	10,123	108
374,246	HKD	06/27/07	48,000	47,926	(74)
2,583,438	JPY	06/27/07	22,000	21,782	(218)
30,134	SGD	06/27/07	20,000	19,917	(83)
			$142,168	$142,640	$472

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 4/30/07 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
42,708	AUD	06/27/07	$34,596	$35,419	$(823)
100,000	CAD	06/27/07	86,742	90,250	(3,508)
152,000	CHF	06/27/07	126,176	126,463	(287)
85,000	DKK	06/27/07	15,300	15,597	(297)
585,000	EUR	06/27/07	786,608	800,025	(13,417)
185,000	GBP	06/27/07	366,123	369,825	(3,702)
595,000	HKD	06/27/07	76,330	76,195	135
54,244,347	JPY	06/27/07	462,390	457,355	5,035
230,000	NOK	09/27/07	37,793	38,779	(986)
175,000	SEK	06/27/07	25,100	26,198	(1,098)
29,143	SGD	06/27/07	19,299	19,262	37
			$2,036,457	$2,055,368	$(18,911)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   7

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 24.8% (l)
	Common Stocks — 23.1%
	Australia — 1.0%
2,228	Brambles Ltd. (a)	24,181
1,341	Toll Holdings Ltd.	24,425
		48,606
	Austria — 0.4%
321	OMV AG	20,318
	Canada — 1.0%
1,793	SXR Uranium One, Inc. (a)	26,897
1,660	Yamana Gold, Inc.	23,190
		50,087
	China — 0.2%
15,000	Golden Eagle Retail Group Ltd.	10,022
	France — 2.0%
185	BNP Paribas	21,462
184	Groupe Danone	30,253
6,458	Rhodia S.A. (a)	26,367
228	Sanofi-Aventis	20,870
		98,952
	Germany — 1.4%
372	Merck KGaA	49,397
430	SAP AG	20,657
		70,054
	Greece — 0.5%
1,164	Sidenor Steel Production & Manufacturing Co. S.A.	26,188
	Hong Kong — 1.6%
1,000	Cheung Kong Holdings Ltd.	12,955
8,000	China Resources Power Holdings Co.	14,154
800	Jardine Matheson Holdings Ltd.	18,642
15,000	Pacific Basin Shipping Ltd.	14,972
1,500	Swire Pacific Ltd., Class A	17,128
		77,851
	Israel — 0.5%
3,686	Makhteshim-Agan Industries Ltd.	26,772
	Italy — 1.1%
3,158	Intesa Sanpaolo S.p.A. (a)	26,461
833	Saipem S.p.A.	26,070
		52,531
	Japan — 2.4%
3	Kenedix, Inc.	13,142
110	Mitsubishi UFJ Lease & Finance Co., Ltd.	4,704
1,000	Mitsui & Co., Ltd.	17,982
1,000	Mitsui Fudosan Co., Ltd.	29,189
8,000	Nankai Electric Railway Co., Ltd.	26,197
4	Risa Partners, Inc.	10,760
210	Yamada Denki Co., Ltd.	19,404
		121,378
	Netherlands — 1.1%
549	ABN AMRO Holdings N.V.	26,637
481	Fugro N.V. CVA	26,074
		52,711
	Norway — 0.4%
594	Norsk Hydro ASA	20,474
	South Africa — 0.5%
149	Anglo Platinum Ltd.	23,933
	South Korea — 0.3%
48	Samsung Electronics Co., Ltd. GDR (e)	14,805
	Switzerland — 0.4%
1,040	ABB Ltd.	20,782
	Taiwan — 0.7%
857	HON HAI Precision Industry Co., Ltd. GDR, Reg. S	11,396
2,363	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	24,906
		36,302
	United Kingdom — 3.9%
1,910	BG Group plc	27,523
4,040	BT Group plc	25,413
957	Cadbury Schweppes plc	12,652
2,003	Hunting plc	30,617
145	Lonmin plc	9,478
2,367	Northumbrian Water Group plc	15,510
723	Scottish & Southern Energy plc	21,614
718	Shire plc ADR	16,643
685	Standard Chartered plc	21,172
531	Vedanta Resources plc	14,459
		195,081
	United States — 3.7%
43	Google, Inc., Class A (a)	20,270
206	Hartford Financial Services Group, Inc.	20,847
206	Johnson Controls, Inc.	21,080
436	Merck & Co., Inc.	22,428
794	News Corp., Class B	19,056
1,061	Oracle Corp. (a)	19,947
316	Procter & Gamble Co.	20,322

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN FUNDS        APRIL 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United States — Continued
310	United Technologies Corp.	20,810
529	Verizon Communications, Inc.	20,197
		184,957
	Total Common Stocks (Cost $1,143,905)	1,151,804

PRINCIPAL AMOUNT
	Convertible Bonds — 1.7%
	France — 0.1%
EUR 11,200	Rhodia S.A., 0.50%, 01/01/14	7,803
	Jersey Islands — 0.5%
EUR 18,000	UBS AG, 0.50%, 10/30/07	24,981

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
	United States — 1.1%
$30,000	Teva Pharmaceutical Finance LLC, Series C, 0.25%, 02/01/26	29,400
23,000	Wyeth, FRN, 4.88%, 01/15/24	25,399
		54,799
	Total Convertible Bonds (Cost $86,451)	87,583
	Total Investments — 24.8% (Cost $1,230,356)	1,239,387
	Other Assets in Excess of Liabilities — 75.2%	3,755,386
	NET ASSETS — 100.0%	$4,994,773

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments.

INDUSTRY	PERCENTAGE
Pharmaceuticals	13.2%
Oil, Gas & Consumable Fuels	11.0
Metals & Mining	7.8
Commercial Banks	7.7
Real Estate Management & Development	5.8
Chemicals	4.9
Energy Equipment & Services	4.2
Road & Rail	4.1
Diversified Telecommunication Services	3.7
Food Products	3.5
Software	3.3
Semiconductors & Semiconductor Equipment	3.2
Diversified Financial Services	2.8
Capital Markets	2.0
Commercial Services & Supplies	2.0
Electric Utilities	1.7
Auto Components	1.7
Insurance	1.7
Aerospace & Defense	1.7
Electrical Equipment	1.7
Household Products	1.6
Internet Software & Services	1.6
Specialty Retail	1.6
Media	1.5
Trading Companies & Distributors	1.5
Water Utilities	1.3
Marine	1.2
Independent Power Producers & Energy Traders	1.1
Other (less than 1.0%)	0.9

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   9

JPMorgan Strategic Preservation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/07	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	5 Year U.S. Treasury Notes	June, 2007	$423,313	$(199)
2	10 Year U.S. Treasury Notes	June, 2007	216,656	807
	Short Futures Outstanding
(3)	Dow Jones Euro Stoxx 50	June, 2007	(177,718)	(4,330)
(1)	FTSE 100 Index	June, 2007	(129,331)	(457)
(1)	Topix Index	June, 2007	(142,277)	2,950
				$(1,229)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 04/30/07 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
1,245,134	JPY	06/08/07	$10,595	$10,474	$(121)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 04/30/07 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
29,919	AUD	06/08/07	$24,854	$24,824	$30
22,348	CAD	06/08/07	19,705	20,157	(452)
265,567	EUR	06/08/07	359,084	362,945	(3,861)
123,000	GBP	06/08/07	244,116	245,915	(1,799)
561,908	HKD	06/08/07	72,016	71,918	98
104,382	ILS	06/08/07	25,830	25,948	(118)
19,552,758	JPY	06/08/07	166,046	164,481	1,565
60,529	NOK	06/08/07	10,131	10,185	(54)
175,264	ZAR	06/08/07	24,467	24,736	(269)
			$946,249	$951,109	$(4,860)

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN FUNDS        APRIL 30, 2007

ABBREVIATIONS:

(a)—	Non-income producing security.

(e)—	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	All or a portion of this security is segregated for current or potential holdings with the custodian for forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

ADR—	American Depositary Receipt

AUD—	Australian Dollar

CAD—	Canadian Dollar

CHF—	Swiss Franc

CVA—	Dutch Certificate

DKK—	Danish Krone

EUR—	Euro

FRN—	Floating Rate Note. The rate shown is the rate in effect as of April 30, 2007.

GBP—	British Pound

GDR—	Global Depositary Receipt

HKD—	Hong Kong Dollar

ILS—	Israeli Shekel

JPY—	Japanese Yen

NOK—	Norwegian Krone

SEK—	Swedish Krona

SGD—	Singapore Dollar

USD—	United States Dollar

ZAR—	South African Rand

The market value and percentage of the investments based on net assets that are fair valued under the fair valuation policy for international investments as described in Note 2A are as follows:

Fund	Market Value	Percentage
Strategic Appreciation Fund	$1,776,618	35.0%
Strategic Preservation Fund	865,653	17.3

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   11

STATEMENTS OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2007 (Unaudited)

	Strategic Appreciation Fund	Strategic Preservation Fund
ASSETS:
Investments in non-affiliates, at value	$3,767,784	$1,239,387
Cash	1,149,979	3,628,529
Foreign currency, at value	165,436	109,963
Deposit with broker for futures contracts	—	20,000
Receivables:
Investment securities sold	25,303	26,846
Interest and dividends	3,130	1,094
Tax reclaims	406	32
Variation margin on futures contracts	8,211	2,967
Unrealized appreciation on forward foreign currency exchange contracts	6,054	1,693
Due from advisor	23,259	23,375
Total Assets	5,149,562	5,053,886

LIABILITIES:
Payables:
Investment securities purchased	29,993	28,142
Unrealized depreciation on forward foreign currency exchange contracts	24,493	6,674
Accrued liabilities:
Shareholder servicing fees	788	779
Distribution fees	161	159
Custodian and accounting fees	5,679	5,611
Trustees’ and Officers’ fees	5	5
Other	18,002	17,743
Total Liabilities	79,121	59,113
Net Assets	$5,070,441	$4,994,773

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN FUNDS        APRIL 30, 2007

	Strategic Appreciation Fund	Strategic Preservation Fund
NET ASSETS:
Paid in capital	$5,000,000	$5,000,000
Accumulated undistributed (distributions in excess of) net investment income	2,680	(3,383)
Accumulated net realized gains (losses)	913	(4,589)
Net unrealized appreciation (depreciation)	66,848	2,745
Total Net Assets	$5,070,441	$4,994,773

Net Assets:
Class A	$202,783	$199,757
Class C	202,703	199,678
R Class	101,428	99,914
Select Class	4,563,527	4,495,424
Total	$5,070,441	$4,994,773

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	13,333	13,333
Class C	13,333	13,333
R Class	6,667	6,667
Select Class	300,000	300,000

Net Asset Value:
Class A — Redemption price per share	$15.21	$14.98
Class C — Offering price per share (a)	15.20	14.98
R Class — Offering and redemption price per share	15.21	14.99
Select Class — Offering and redemption price per share	15.21	14.98
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$16.05	$15.81

Cost of investments	$3,626,222	$1,230,356
Cost of foreign currency	165,314	109,990

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   13

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2007 (Unaudited) (a)

	Strategic Appreciation Fund	Strategic Preservation Fund
INVESTMENT INCOME:
Dividend income	$8,211	$1,278
Interest income	318	—
Foreign taxes withheld	(877)	(147)
Total investment income	7,652	1,131

EXPENSES:
Investment advisory fees	2,816	2,384
Administration fees	412	407
Distribution fees:
Class A	40	40
Class C	121	119
Shareholder servicing fees:
Class A	40	40
Class C	40	40
R Class	4	4
Select Class	905	894
Custodian and accounting fees	5,680	5,611
Professional fees	8,202	8,103
Trustees’ and Officers’ fees	5	5
Printing and mailing costs	2,732	2,698
Registration and filing fees	8,877	8,770
Transfer agent fees	1,263	1,248
Other	523	516
Total expenses	31,660	30,879
Less amounts waived	(3,429)	(2,990)
Less expense reimbursements	(23,259)	(23,375)
Net expenses	4,972	4,514
Net investment income (loss)	2,680	(3,383)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	335	(2,029)
Foreign currency transactions	578	(2,560)
Net realized gain (loss)	913	(4,589)
Change in net unrealized appreciation (depreciation) of:
Investments	141,562	9,031
Futures	(56,399)	(1,229)
Foreign currency translations	(18,315)	(5,057)
Change in net unrealized appreciation (depreciation)	66,848	2,745
Net realized/unrealized gains (losses)	67,761	(1,844)
Change in net assets resulting from operations	$70,441	$(5,227)

(a)	Commencement of operations was March 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN FUNDS        APRIL 30, 2007

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (a)

	Strategic Appreciation Fund	Strategic Preservation Fund
	Period Ended 4/30/2007 (Unaudited)	Period Ended 4/30/2007 (Unaudited)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,680	$(3,383)
Net realized gain (loss)	913	(4,589)
Change in net unrealized appreciation (depreciation)	66,848	2,745
Change in net assets resulting from operations	70,441	(5,227)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	5,000,000	5,000,000

NET ASSETS:
Change in net assets	5,070,441	4,994,773
Beginning of period	—	—
End of period	$5,070,441	$4,994,773
Accumulated undistributed (distributions in excess of) net investment income	$2,680	$(3,383)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$200,000	$200,000
Change in net assets from Class A capital transactions	$200,000	$200,000
Class C
Proceeds from shares issued	$200,000	$200,000
Change in net assets from Class C capital transactions	$200,000	$200,000
R Class
Proceeds from shares issued	$100,000	$100,000
Change in net assets from R Class capital transactions	$100,000	$100,000
Select Class
Proceeds from shares issued	$4,500,000	$4,500,000
Change in net assets from Select Class capital transactions	$4,500,000	$4,500,000

SHARE TRANSACTIONS:
Class A
Issued	13,333	13,333
Change in Class A Shares	13,333	13,333
Class C
Issued	13,333	13,333
Change in Class C Shares	13,333	13,333
R Class
Issued	6,667	6,667
Change in R Class Shares	6,667	6,667
Select Class
Issued	300,000	300,000
Change in Select Class Shares	300,000	300,000

(a)	Commencement of operations was March 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations
Strategic Appreciation Fund
March 30, 2007 (d) through April 30, 2007 (Unaudited)	$15.00	$0.01	$0.20	$0.21

Strategic Preservation Fund
March 30, 2007 (d) through April 30, 2007 (Unaudited)	15.00	(0.01)	(0.01)	(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN FUNDS        APRIL 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$15.21	1.40%	$202,783	1.45%	0.45%	8.08%	1%

14.98	(0.13)	199,757	1.35	(1.07)	7.98	2

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   17

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class C

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations
Strategic Appreciation Fund
March 30, 2007 (d) through April 30, 2007 (Unaudited)	$15.00	$—	(e)	$0.20		$0.20

Strategic Preservation Fund
March 30, 2007 (d) through April 30, 2007 (Unaudited)	15.00	(0.02)		—	(e)	(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN FUNDS        APRIL 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$15.20	1.33%	$202,703	1.95%	(0.05)%	8.58%	1%

14.98	(0.13)	199,678	1.85	(1.57)	8.49	2

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   19

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

R Class

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations
Strategic Appreciation Fund
March 30, 2007 (d) through April 30, 2007 (Unaudited)	$15.00	$0.01	$0.20		$0.21

Strategic Preservation Fund
March 30, 2007 (d) through April 30, 2007 (Unaudited)	15.00	(0.01)	—	(e)	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN FUNDS        APRIL 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$15.21	1.40%	$101,428	1.00%	0.90%	7.63%	1%

14.99	(0.07)	99,914	0.90	(0.61)	7.54	2

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   21

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Select Class

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations
Strategic Appreciation Fund
March 30, 2007 (d) through April 30, 2007 (Unaudited)	$15.00	$0.01	$0.20	$0.21

Strategic Preservation Fund
March 30, 2007 (d) through April 30, 2007 (Unaudited)	15.00	(0.01)	(0.01)	(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN FUNDS        APRIL 30, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$15.21	1.40%	$4,563,527	1.20%	0.70%	7.83%	1%

14.98	(0.13)	4,495,424	1.10	(0.82)	7.74%	2

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   23

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Strategic Appreciation Fund	Class A, Class C, R Class and Select Class
Strategic Preservation Fund	Class A, Class C, R Class and Select Class

The Funds commenced operations on March 30, 2007. Currently the Funds are not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge. No sales charges are assessed with respect to the R Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to

24   JPMORGAN FUNDS        APRIL 30, 2007

investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of April 30, 2007, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

C. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. The Funds may also enter into forward foreign currency exchange contracts in an attempt to hedge against interest rate and currency exchange fluctuations. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of April 30, 2007, the Funds had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J. Redemption Fees — Generally, shares of Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

APRIL 30, 2007        JPMORGAN FUNDS   25

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

K. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the interpretation did not have an impact to the Funds’ financial statements upon adoption. Management continually reviews the Funds’ tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, on going analyses of tax laws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Strategic Appreciation Fund	0.70%
Strategic Preservation Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended April 30, 2007, the Distributor did not retain any fees.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	R Class	Select Class
Strategic Appreciation Fund	0.25%	0.25%	0.05%	0.25%
Strategic Preservation Fund	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

26   JPMORGAN FUNDS        APRIL 30, 2007

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	R Class	Select Class
Strategic Appreciation Fund	1.45%	1.95%	1.00%	1.20%
Strategic Preservation Fund	1.35	1.85	0.90	1.10

The contractual expense limitation agreements were in effect for the period ended April 30, 2007. The expense limitation percentages in the table above are in place until at least March 21, 2008.

For the period ended April 30, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Strategic Appreciation Fund	$2,816	$412	$201	$3,429	$23,259
Strategic Preservation Fund	2,384	407	199	2,990	23,375

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the period ended April 30, 2007, the Funds incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended April 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Strategic Appreciation Fund	$3,571,025	$53,580
Strategic Preservation Fund	1,259,283	26,820

During the period ended April 30, 2007, there were no purchases or sales of U.S. Government securities.

APRIL 30, 2007        JPMORGAN FUNDS   27

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Strategic Appreciation Fund	$3,626,222	$173,004	$31,442	$141,562
Strategic Preservation Fund	1,230,356	26,864	17,833	9,031

6. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Funds’ shares are currently held by the Funds’ investment advisor. From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

28   JPMORGAN FUNDS        APRIL 30, 2007

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	136	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	136	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	136	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	136
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	136	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	136	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	136	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	136	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

APRIL 30, 2007        JPMORGAN FUNDS   29

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	136	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	136	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	136	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	136	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	136
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (136 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

30   JPMORGAN FUNDS        APRIL 30, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

APRIL 30, 2007        JPMORGAN FUNDS   31

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2007

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006, and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2006	Ending Account Value, April 30, 2007	Expenses Paid During November 1, 2006 to April 30, 2007	Annualized Expense Ratio
Strategic Appreciation Fund
Class A
Actual*	$1,000.00	$1,014.00	$1.16	1.45%
Hypothetical**	1,000.00	1,017.60	7.25	1.45
Class C
Actual*	1,000.00	1,013.30	1.56	1.95
Hypothetical**	1,000.00	1,015.12	9.74	1.95
R Class
Actual*	1,000.00	1,014.00	0.80	1.00
Hypothetical**	1,000.00	1,019.84	5.01	1.00
Select Class
Actual*	1,000.00	1,014.00	0.96	1.20
Hypothetical**	1,000.00	1,018.84	6.01	1.20

32   JPMORGAN FUNDS        APRIL 30, 2007

	Beginning Account Value, November 1, 2006	Ending Account Value, April 30, 2007	Expenses Paid During November 1, 2006 to April 30, 2007	Annualized Expense Ratio
Strategic Preservation Fund
Class A
Actual*	$1,000.00	$998.70	$1.07	1.35%
Hypothetical**	1,000.00	1,018.10	6.76	1.35
Class C
Actual*	1,000.00	998.70	1.47	1.85
Hypothetical**	1,000.00	1,015.62	9.25	1.85
R Class
Actual*	1,000.00	999.30	0.71	0.90
Hypothetical**	1,000.00	1,020.33	4.51	0.90
Select Class
Actual*	1,000.00	988.70	0.87	1.10
Hypothetical**	1,000.00	1,019.34	5.51	1.10

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 29/365 (to reflect the actual period). The Funds commenced operations on March 30, 2007.

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Funds commenced operations on March 30, 2007.

APRIL 30, 2007        JPMORGAN FUNDS   33

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. April 2007.	SAN-STRAT-407

SEMI-ANNUAL REPORT
PERIOD ENDED APRIL 30, 2007 (UNAUDITED)

JPMorgan

Funds

JPMorgan International Currency Income Fund

CONTENTS

President’s Letter	1
Schedule of Portfolio Investments	2
Financial Statements	6
Financial Highlights	10
Notes to Financial Statements	12
Trustees	17
Officers	19
Schedule of Shareholder Expenses	20

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 11, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan International Currency Income Fund. Inside, you’ll find information detailing the performance of the Fund for the one month ended April 30, 2007.

“Although U.S. stocks are likely to set the tone for global equity performance this year, we expect non-U.S. markets to outperform.”

Stocks outpace bonds

Equities outperformed bonds by a substantial margin in April, due to generally upbeat economic data and strong merger-and-acquisition activity. Most developed stock markets made good gains, except for Japan, where economic data disappointed and deflation reappeared, and for Spain, where the bubble in the construction and real estate sector appeared to burst. The U.S. was a notably strong performer, benefiting from much stronger-than-expected first-quarter corporate earnings growth, which outweighed the impact of a disappointing first-quarter gross domestic product (GDP) report.

By sector, industrials and healthcare outperformed, while consumer goods and telecommunications underperformed. European bank stocks rallied, as the competition for the Netherlands-based ABN AMRO highlighted the scope of cross-border consolidation in the sector. By style, global large caps outperformed global small caps, and developed stock markets outperformed emerging markets, despite new all-time highs for Brazil and China.

Bond yields show mixed results

Bond yields rose in the U.K. and the euro zone, due to inflation and growth fears, respectively, but remained generally unchanged in the U.S. and Japan. None of the major central banks changed interest rates in April.

In the U.K., the consumer price index increased in March to 3.1%, which was higher and broader based than expected, leading to rising interest rate expectations and bond yields. In the euro zone, economic data continued to suggest strong GDP growth, with falling unemployment and increased consumer spending. Although inflation remained tame and in line with expectations, the strong growth data unnerved investors.

U.S. bond performance benefited from lower-than-expected first-quarter GDP growth, despite the continued rise in the Federal Reserve’s preferred model of inflation, the core personal consumption expenditures deflator. In Japan, weak economic data included evidence of ongoing deflation, which may delay the Bank of Japan’s plans for “normalizing” interest rates.

Emerging market bonds continued to advance, reflecting investors’ continued appetite for risk.

Non-U.S. stocks may outperform

Although U.S. stocks are likely to set the tone for global equity performance this year, we expect non-U.S. markets to outperform. Europe may remain the driver of international developed-market returns, as relatively low real-risk-free rates, a robust corporate sector and increased consumer spending offset a strengthening currency. Nonetheless, the margin of outperformance (MSCI Europe ex-U.K. already has nearly doubled the return of the S&P 500, year-to-date) may narrow as the year progresses, given the likelihood that interest rates in the two markets will continue to converge.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2007        JPMORGAN FUNDS   1

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 72.6% (l)
	Collateralized Mortgage Obligations — 5.4%
	Non-Agency CMO — 5.4%
$97,745	Countrywide Alternative Loan Trust, Series 2006-29T1, Class 2A5, 6.00%, 10/25/36	98,093
93,936	Countrywide Alternative Loan Trust, Series 2006-J5, Class 1A1, 6.50%, 09/25/36	95,110
81,621	Indymac Index Mortgage Loan Trust, Series 2006-AR6, Class 2A1A, FRN, 5.52%, 06/25/47	81,560
	Total Collateralized Mortgage Obligations (Cost $274,528)	274,763
	Corporate Bonds — 4.9%
	United Kingdom — 4.9%
GBP 125,000	Network Rail MTN Finance plc, 4.88%, 03/06/09 (Cost $242,783)	246,249
	Foreign Government Securities — 58.3%
	Australia — 0.5%
AUD 33,000	New South Wales Treasury Corp., 5.50%, 03/01/17	26,061
	Belgium — 4.0%
EUR 151,000	Belgium Government Bond, 3.00%, 03/28/10	199,893
	Canada — 3.4%
	Canadian Government Bond,
CAD 90,000	3.75%, 09/01/11	79,929
40,000	4.00%, 06/01/16	35,617
50,000	5.75%, 06/01/33	56,050
		171,596
	France — 10.7%
	France Government Bond OAT,
EUR 325,000	3.25%, 04/25/16	413,042
88,000	4.75%, 04/25/35	127,637
		540,679
	Germany — 19.2%
	Bundesrepublik Deutschland,
290,000	3.75%, 01/04/09	393,362
340,000	4.25%, 01/04/14	466,612
67,000	5.50%, 01/04/31	106,767
		966,741
	Greece — 1.9%
60,000	Hellenic Republic Government Bond, 5.90%, 10/22/22	94,326
	Italy — 3.7%
140,000	Italy Buoni Poliennali Del Tesoro, 4.00%, 02/01/17	186,068
	Poland — 2.0%
PLN 280,000	Poland Government Bond, 4.25%, 05/24/11	98,030
	South Africa — 5.8%
ZAR 1,810,000	South Africa Government Bond, 13.00%, 08/31/10	292,673
	Spain — 1.8%
EUR 63,000	Spain Government Bond, 5.40%, 07/30/11	90,044
	Sweden — 0.9%
SEK 300,000	Sweden Government Bond, 5.50%, 10/08/12	47,673
	United Kingdom — 4.4%
	United Kingdom Gilt,
GBP 50,000	4.75%, 03/07/20	98,356
60,000	4.75%, 12/07/38	125,387
		223,743
	Total Foreign Government Securities (Cost $2,888,052)	2,937,527
	Supranational — 4.0%
	European Investment Bank,
30,000	4.75%, 06/06/12	57,930
EUR 100,000	5.63%, 10/15/10	142,502
	Total Supranational (Cost $197,296)	200,432
	Total Long-Term Investments (Cost $3,602,659)	3,658,971
Short-Term Investments — 13.2%
	Treasury Obligations — 13.2%
	Belgium — 0.8%
30,000	Belgium Treasury Bill, 3.74%, 06/14/07 (n)	40,760
	France — 5.0%
185,000	France Treasury Bill BTF, 2.33%, 05/31/07 (n)	251,730
	Germany — 3.2%
120,000	German Treasury Bill, 3.72%, 06/13/07 (n)	163,062
	Netherlands — 4.0%
150,000	Dutch Treasury Certificate, 3.86%, 07/31/07 (n)	202,751
	United States — 0.2%
$ 10,000	United States Treasury Bill, 4.90%, 08/09/07 (k)(n)	9,867
	Total Short-Term Investments (Cost $668,168)	668,170
	Total Investments — 85.8% (Cost $4,270,827)	4,327,141
	Other Assets In Excess Of Liabilities — 14.2%	713,954
	NET ASSETS — 100.0%	$5,041,095

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

2   JPMORGAN FUNDS        APRIL 30, 2007

PORTFOLIO COMPOSITION*

Foreign Government Securities	67.9%
Short-Term Investments	15.4
Collateralized Mortgage Obligations	6.4
Corporate Bonds	5.7
Supranational	4.6

*	Percentages indicated are based upon total investments as of April 30, 2007. The Fund’s composition is subject to change.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/07 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
1	10 Year Japan Bonds	June, 2007	$1,124,493	$2,777
	Short Futures Outstanding
(1)	2 Year U.S. Treasury Notes	June, 2007	(204,719)	(18)
				$2,759

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   3

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)		VALUE AT 04/30/07 (USD)		NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
29,097	AUD	06/27/07	$23,517		$24,131		$614
20,926 22,290	CAD for AUD	06/27/07	18,486	#	18,885	#	399
91,880	CAD	06/27/07	80,000		82,922		2,922
118,661	CHF	06/27/07	98,658		98,725		67
203,309	DKK	06/27/07	36,500		37,307		807
20,769 14,189	EUR for GBP	06/27/07	28,366	#	28,403	#	37
15,249 2,446,879	EUR for JPY	06/27/07	20,631	#	20,854	#	223
13,748 25,684	EUR for NZD	06/27/07	18,954	#	18,801	#	(153)
1,838,881	EUR	06/27/07	2,470,968		2,514,786		43,818
25,196 37,012	GBP for EUR	06/27/07	50,616	#	50,368	#	(248)
3,231 38,603	GBP for NOK	06/27/07	6,499	#	6,460	#	(39)
284,180	GBP	06/27/07	559,745		568,092		8,347
1,198,980 12,188	JPY for CHF	06/27/07	10,140	#	10,109	#	(31)
4,987,654 21,426	JPY for GBP	06/27/07	42,831	#	42,053	#	(778)
1,765,804 20,515	JPY for NZD	06/27/07	15,139	#	14,888	#	(251)
167,513,195	JPY	06/27/07	1,440,819		1,412,369		(28,450)
77,138 822,672	MXN for JPY	06/27/07	6,936	#	7,021	#	85
148,100	MXN	06/27/07	13,419		13,480		61
146,897 167,741	NOK for SEK	06/27/07	25,112	#	24,729	#	(383)
224,264	NOK	06/27/07	37,000		37,754		754
8,457 6,966	NZD for CAD	06/27/07	6,287	#	6,241	#	(46)
11,332 6,131	NZD for EUR	06/27/07	8,385	#	8,363	#	(22)
66,324 5,681,587	NZD for JPY	06/27/07	47,904	#	48,944	#	1,040
9,135 40,215	NZD for NOK	06/27/07	6,770	#	6,741	#	(29)
87,880	PLN	06/27/07	30,500		31,727		1,227
1,356,030	SEK	06/27/07	195,000		203,005		8,005
			$5,299,182		$5,337,158		$37,976

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN FUNDS        APRIL 30, 2007

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 04/30/07 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
31,585	AUD	06/27/07	$25,627	$26,195	$(568)
192,828	CAD	06/27/07	167,213	174,027	(6,814)
17,503	CHF	06/27/07	14,568	14,562	6
1,798,655	EUR	06/27/07	2,413,834	2,459,774	(45,940)
271,905	GBP	06/27/07	537,515	543,552	(6,037)
13,253,102	JPY	06/27/07	113,019	111,742	1,277
282,934	PLN	06/27/07	98,362	102,147	(3,785)
330,972	SEK	06/27/07	47,450	49,548	(2,098)
2,095,361	ZAR	06/27/07	291,741	295,147	(3,406)
			$3,709,329	$3,776,694	$(67,365)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 04/30/07 of the currency being sold and the value at 04/30/07 is the U.S. Dollar market value of the currency being purchased.

ABBREVIATIONS:

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)—	All or a portion of these securities are segregated for current or potential holdings with the custodian for forward foreign currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

AUD—	Australian Dollar

CAD—	Canadian Dollar

CHF—	Swiss Franc

DKK—	Danish Krone

EUR—	Euro

FRN—	Floating Rate Note. The rate shown is the rate in effect as of April 30, 2007.

GBP—	British Pound

JPY—	Japanese Yen

MXN—	Mexican Peso

NOK—	Norwegian Krone

NZD—	New Zealand Dollar

PLN—	Polish Zloty

SEK—	Swedish Krona

USD—	United States Dollar

ZAR—	South African Rand

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   5

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2007 (Unaudited)

International Currency Income Fund
ASSETS:
Investments in non-affiliates, at value	$4,327,141
Cash	1,326,362
Foreign currency, at value	175,376
Receivables:
Interest and dividends	47,641
Variation margin on futures contracts	3,045
Unrealized appreciation on forward foreign currency exchange contracts	69,689
Due from advisor	23,785
Total Assets	5,973,039
LIABILITIES:
Payables:
Investment securities purchased	806,553
Unrealized depreciation on forward foreign currency exchange contracts	99,078
Accrued liabilities:
Shareholder servicing fees	779
Distribution fees	159
Custodian and accounting fees	5,614
Trustees’ and Officers’ fees	5
Other	19,756
Total Liabilities	931,944
Net Assets	$5,041,095
NET ASSETS:
Paid in capital	$5,000,000
Accumulated undistributed (distributions in excess of) net investment income	14,592
Accumulated net realized gains (losses)	(3,891)
Net unrealized appreciation (depreciation)	30,394
Total Net Assets	$5,041,095
Net Assets:
Class A	$201,610
Class C	201,529
R Class	100,841
Select Class	4,537,115
Total	$5,041,095
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	20,000
Class C	20,000
R Class	10,000
Select Class	450,000
Net Asset Value:
Class A — Redemption price per share	$10.08
Class C — Offering price per share (a)	10.08
R Class — Offering and redemption price per share	10.08
Select Class — Offering and redemption price per share	10.08
Class A maximum sales charge	3.75%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$10.47
Cost of investments	$4,270,827
Cost of foreign currency	175,555

(a)	Redemption price for Class C Shares varies based upon the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN FUNDS        APRIL 30, 2007

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2007 (Unaudited) (a)

International Currency Income Fund
INVESTMENT INCOME:
Interest income	$18,711

EXPENSES:
Investment advisory fees	2,187
Administration fees	407
Distribution fees:
Class A	40
Class C	119
Shareholder servicing fees:
Class A	40
Class C	40
R Class	4
Select Class	894
Custodian and accounting fees	5,614
Professional fees	8,107
Trustees’ and Officers’ fees	5
Printing and mailing costs	2,700
Registration and filing fees	8,775
Transfer agent fees	1,248
Other	517
Total expenses	30,697
Less amounts waived	(2,793)
Less expense reimbursements	(23,785)
Net expenses	4,119
Net investment income (loss)	14,592

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	1
Futures	(776)
Foreign currency transactions	(3,116)
Net realized gain (loss)	(3,891)
Change in net unrealized appreciation (depreciation) of:
Investments	56,314
Futures	2,759
Foreign currency translations	(28,679)
Change in net unrealized appreciation (depreciation)	30,394
Net realized/unrealized gains (losses)	26,503
Change in net assets resulting from operations	$41,095

(a)	Commencement of operations was March 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   7

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED APRIL 30, 2007 (Unaudited) (a)

International Currency Income Fund
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,592
Net realized gain (loss)	(3,891)
Change in net unrealized appreciation (depreciation)	30,394
Change in net assets resulting from operations	41,095

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	5,000,000

NET ASSETS:
Change in net assets	5,041,095
Beginning of period	—
End of period	$5,041,095
Accumulated undistributed (distributions in excess of) net investment income	$14,592

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$200,000
Change in net assets from Class A capital transactions	$200,000
Class C
Proceeds from shares issued	$200,000
Change in net assets from Class C capital transactions	$200,000
R Class
Proceeds from shares issued	$100,000
Change in net assets from R Class capital transactions	$100,000
Select Class
Proceeds from shares issued	$4,500,000
Change in net assets from Select Class capital transactions	$4,500,000

SHARE TRANSACTIONS:
Class A
Issued	20,000
Change in Class A Shares	20,000
Class C
Issued	20,000
Change in Class C Shares	20,000
R Class
Issued	10,000
Change in R Class Shares	10,000
Select Class
Issued	450,000
Change in Select Class Shares	450,000

(a)	Commencement of operations was March 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN FUNDS        APRIL 30, 2007

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APRIL 30, 2007        JPMORGAN FUNDS   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
	Investment operations
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (b) (c)
Class A
March 30, 2007(d) through April 30, 2007 (Unaudited)	$10.00	$0.03	$0.05	$0.08	$10.08	0.80%

Class C
March 30, 2007(d) through April 30, 2007 (Unaudited)	10.00	0.02	0.06	0.08	10.08	0.80

R Class
March 30, 2007(d) through April 30, 2007 (Unaudited)	10.00	0.03	0.05	0.08	10.08	0.80

Select Class
March 30, 2007(d) through April 30, 2007 (Unaudited)	10.00	0.03	0.05	0.08	10.08	0.80

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN FUNDS        APRIL 30, 2007

Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$202	1.25%	3.46%	7.93%	3%

202	1.75	2.95	8.43	3

101	0.80	3.91	7.48	3

4,537	1.00	3.71	7.68	3

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   11

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (“the Fund”) covered by this report:

Classes Offered
International Currency Income Fund	Class A, Class C, R Class and Select Class

The Fund commenced operations on March 30, 2007. Currently the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge. No sales charges are assessed with respect to the R Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B.  Futures Contracts — The Fund may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Fund realizes a gain or loss.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of April 30, 2007, the Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

C.  Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and

12   JPMORGAN FUNDS        APRIL 30, 2007

other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

D.  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund’s exposure to foreign currency exchange fluctuations. The Fund may also enter into forward foreign currency exchange contracts in an attempt to generate gains to the Fund. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of April 30, 2007, the Fund had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G.  Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

H.  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition  —  “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J.  Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

K.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the interpretation did not

APRIL 30, 2007        JPMORGAN FUNDS   13

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

have an impact to the Fund’s financial statements upon adoption. Management continually reviews the Fund’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, on going analyses of tax laws, regulations and interpretations, thereof.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.55% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

For the period ended, there were no waivers/reimbursements resulting from investments in the money market funds.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended April 30, 2007, the Distributor did not retain any fees.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	R Class	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

14   JPMORGAN FUNDS        APRIL 30, 2007

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	R Class	Select Class
1.25%	1.75%	0.80%	1.00%

The contractual expense limitation agreements were in effect for the period ended April 30, 2007. The expense limitation percentages in the table above are in place until at least March 21, 2008.

For the period ended April 30, 2007, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$2,187	$407	$199	$2,793	$23,785

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the period ended April 30, 2007, the Fund incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended April 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$3,748,952	$107,152

During the period ended April 30, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$4,270,827	$56,388	$74	$56,314

APRIL 30, 2007        JPMORGAN FUNDS   15

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

6. Concentrations and Indemnifications

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2007, substantially all of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2007, the Fund invested approximately 26.1% of its portfolio in issuers in Germany.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

The Fund’s shares are currently held by the Fund’s investment advisor. From time to time, the Fund’s investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

16   JPMORGAN FUNDS        APRIL 30, 2007

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	136	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	136	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	136	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	136
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	136	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	136	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	136	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	136	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

APRIL 30, 2007        JPMORGAN FUNDS   17

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	136	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	136	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	136	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	136	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	136
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (136 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

18   JPMORGAN FUNDS        APRIL 30, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

APRIL 30, 2007        JPMORGAN FUNDS   19

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006, and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2006	Ending Account Value, April 30, 2007	Expenses Paid During November 1, 2006 to April 30, 2007	Annualized Expense Ratio
International Currency Income Fund
Class A
Actual*	$1,000.00	$1,008.00	$1.00	1.25%
Hypothetical**	1,000.00	1,018.60	6.26	1.25
Class C
Actual*	1,000.00	1,008.00	1.40	1.75
Hypothetical**	1,000.00	1,016.12	8.75	1.75
R Class
Actual*	1,000.00	1,008.00	0.64	0.80
Hypothetical**	1,000.00	1,020.83	4.01	0.80
Select Class
Actual*	1,000.00	1,008.00	0.80	1.00
Hypothetical**	1,000.00	1,019.84	5.01	1.00

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 29/365 (to reflect the actual period). The Fund commenced operations on March 30, 2007.

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund commenced operations on March 30, 2007.

20   JPMORGAN FUNDS        APRIL 30, 2007

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. April 2007.	SAN-INTLCUR-407

SEMI-ANNUAL REPORT
 PERIOD ENDED APRIL 30, 2007 (UNAUDITED)

JPMorgan

Funds

JPMorgan Global Focus Fund

CONTENTS

President’s Letter	1
Schedule of Portfolio Investments	2
Financial Statements	5
Financial Highlights	8
Notes to Financial Statements	10
Trustees	14
Officers	16
Schedule of Shareholder Expenses	17

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MAY 11, 2007 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Global Focus Fund. Inside, you’ll find information detailing the performance of the Fund for the one month ended April 30, 2007.

“Although U.S. stocks are likely to set the tone for global equity performance this year, we expect non-U.S. markets to outperform.”

Stocks outpace bonds

Equities outperformed bonds by a substantial margin in April, due to generally upbeat economic data and strong merger-and-acquisition activity. Most developed stock markets made good gains, except for Japan, where economic data disappointed and deflation continued, and for Spain, where the bubble in the construction and real estate sector appeared to burst. The U.S. was a notably strong performer, benefiting from much stronger-than-expected first-quarter corporate earnings growth, which outweighed the impact of a disappointing first-quarter gross domestic product (GDP) report.

By sector, industrials and healthcare outperformed, while consumer goods and telecommunications underperformed. European bank stocks rallied, as the competition for the Netherlands-based ABN AMRO highlighted the scope of cross-border consolidation in the sector. By style, global large caps outperformed global small caps, and developed stock markets outperformed emerging markets, despite new all-time highs for Brazil and China.

In the U.K., the consumer price index increased in March to 3.1%, which was higher and broader based than expected, leading to rising interest rate expectations and bond yields. In the euro zone, economic data continued to suggest strong GDP growth, with falling unemployment and increased consumer spending. Although inflation remained tame and in line with expectations, the strong growth data unnerved investors.

Non-U.S. stocks may outperform

Although U.S. stocks are likely to set the tone for global equity performance this year, we expect non-U.S. markets to outperform. Europe may remain the driver of international developed-market returns, as relatively low real-risk-free rates, a robust corporate sector and increased consumer spending offset a strengthening currency. Nonetheless, the margin of outperformance (MSCI Europe ex-U.K. already has nearly doubled the return of the S&P 500, year-to-date) may narrow as the year progresses, given the likelihood that interest rates in the two markets will continue to converge.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

APRIL 30, 2007        JPMORGAN FUNDS   1

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 93.7% (l)
	Common Stocks — 93.7%
	Australia — 3.1%
1,766	AGL Energy Ltd.	22,444
3,036	Brambles Ltd. (a)	33,119
7,030	Macquarie Infrastructure Group	22,031
839	Woolworths Ltd.	19,651
		97,245
	Austria — 5.3%
163	Andritz AG	41,869
174	austriamicrosystems AG (a)	11,859
1,113	Intercell AG (a)	36,587
584	OMV AG	36,964
108	Palfinger AG	20,503
273	Schoeller-Bleckmann Oilfield Equipment AG (a)	17,219
		165,001
	Belgium — 0.3%
441	Melexis N.V.	8,495
	Brazil — 0.8%
465	Cia Energetica de Minas Gerais S.A. ADR	24,120
	Canada — 0.9%
2,768	Domtar Corp. (a)	26,988
	China — 0.7%
3,000	Parkson Retail Group Ltd.	21,294
	Cyprus — 1.1%
2,963	Marfin Popular Bank Public Co., Ltd., Class B	34,046
	France — 8.1%
4,446	Alcatel-Lucent	58,717
256	Remy Cointreau S.A.	18,713
449	Renault S.A.	58,287
294	Sanofi-Aventis	26,912
415	Schneider Electric S.A.	58,532
554	Suez S.A.	31,573
		252,734
	Germany — 10.2%
774	Bayer AG	53,192
306	Continental AG	42,594
143	Fresenius Medical Care AG & Co. KGaA	21,424
898	Lanxess AG (a)	49,274
275	Merck KGaA	36,516
258	Muenchener Rueckversicherungs AG, Class R	45,763
455	Rheinmetall AG.	44,995
515	SAP AG	24,741
		318,499
	Greece — 3.1%
4,581	Corinth Pipeworks S.A. (a)	39,421
2,574	Sidenor Steel Production & Manufacturing Co. S.A.	57,910
		97,331
	Israel — 1.8%
7,937	Makhteshim-Agan Industries Ltd.	57,647
	Italy — 2.5%
568	Banca Italease S.p.A.	34,217
1,360	Banco Popolare di Verona e Novara Scrl	45,405
		79,622
	Japan — 13.7%
2,000	Amada Co., Ltd.	22,333
2,100	Chugai Pharmaceutical Co., Ltd.	53,549
900	Daito Trust Construction Co., Ltd.	41,343
3,000	Daiwa Securities Group, Inc.	33,414
300	Idemitsu Kosan Co., Ltd.	39,076
4,000	Kubota Corp.	37,804
9	Nippon Telegraph & Telephone Corp.	44,685
3,000	Nishi-Nippon City Bank Ltd. (The)	12,895
6	Sumitomo Mitsui Financial Group, Inc.	52,416
500	TDK Corp.	43,120
4	West Japan Railway Co.	18,101
1,900	Yokogawa Electric Corp.	28,013
		426,749
	Netherlands — 2.8%
652	ABN AMRO Holdings N.V.	31,635
1,128	ASML Holding N.V. (a)	30,643
534	TNT N.V.	24,014
		86,292
	Norway — 1.1%
2,268	Orkla ASA	36,155
	South Korea — 2.2%
660	Hana Financial Group, Inc.	34,459
1,730	LG.Philips LCD Co., Ltd. ADR (a)	34,963
		69,422
	Switzerland — 1.2%
1,834	ABB Ltd.	36,648
	Taiwan — 1.1%
3,440	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	36,258
	Thailand — 1.6%
8,000	PTT pcl	49,231

SEE NOTES TO FINANCIAL STATEMENTS.

2   JPMORGAN FUNDS        APRIL 30, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — 13.3%
2,389	BAE Systems plc	21,656
2,720	Biffa plc	17,684
11,558	First Choice Holidays plc	66,169
2,159	HSBC Holdings plc	39,836
3,007	International Power plc	26,293
6,238	LogicaCMG plc	22,753
2,410	Michael Page International plc	27,587
1,476	Pennon Group plc	17,631
5,785	Premier Foods plc	35,228
11,985	Rentokil Initial plc	41,307
1,562	Vedanta Resources plc	42,531
9,451	Vodafone Group plc	26,888
1,248	Wolseley plc	30,025
		415,588
	United States — 18.8%
833	Advance Auto Parts, Inc.	34,320
511	AMBAC Financial Group, Inc.	46,910
800	Capital One Financial Corp.	59,408
516	Citigroup, Inc.	27,668
795	Corning, Inc. (a)	18,857
1,224	General Electric Co.	45,117
459	Hartford Financial Services Group, Inc.	46,451
270	Johnson Controls, Inc.	27,629
1,447	News Corp., Class B	34,728
244	Nike, Inc., Class B	13,142
328	Norfolk Southern Corp.	17,463
511	Schlumberger Ltd.	37,727
688	Staples, Inc.	17,062
400	State Street Corp.	27,548
660	SUPERVALU, Inc.	30,294
955	SYSCO Corp.	31,267
1,207	TD AMERITRADE Holding Corp. (a)	20,579
429	Wyeth	23,809
976	Yahoo!, Inc. (a)	27,367
		587,346
	Total Long–Term Investments — 93.7% (Cost $2,822,568)	2,926,711
	Other Assets in Excess of Liabilities — 6.3%	195,115
	NET ASSETS — 100.0%	$3,121,826

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2007

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	8.6%
Pharmaceuticals	6.1
Chemicals	5.5
Insurance	4.8
Metals & Mining	4.8
Industrial Conglomerates	4.3
Oil, Gas & Consumable Fuels	4.3
Machinery	4.2
Commercial Services & Supplies	4.1
Electronic Equipment & Instruments	3.6
Electrical Equipment	3.3
Semiconductors & Semiconductor Equipment	3.0
Capital Markets	2.8
Food & Staples Retailing	2.8
Communications Equipment	2.7
Auto Components	2.4
Hotels Restaurants & Leisure	2.3
Diversified Financial Services	2.1
Automobiles	2.0
Consumer Finance	2.0
Energy Equipment & Services	1.9
Multi-Utilities	1.8
Specialty Retail	1.8
Diversified Telecommunication Services	1.5
Household Durables	1.4
Food Products	1.2
Media	1.2
Road & Rail	1.2
Trading Companies & Distributors	1.0
Other (less than 1.0%)	11.3

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   3

JPMorgan Global Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)		VALUE AT 04/30/07 (USD)		NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
124,150 80,306	CAD for EUR	06/08/07	$109,752	#	$111,981	#	$2,229
27,403	CHF	06/08/07	22,789		22,764		(25)
93,233 57,334	CHF for EUR	06/08/07	78,357	#	77,451	#	(906)
67,409	EUR	06/08/07	91,805		92,127		322
128,020 20,064	HKD for AUD	06/08/07	16,647	#	16,385	#	(262)
277,745	NOK	06/08/07	46,676		46,736		60
268,872 19,808	SEK for GBP	06/08/07	39,603	#	40,213	#	610
22,922 7,719	SGD for GBP	06/08/07	15,432	#	15,131	#	(301)
			$421,061		$422,788		$1,727

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 04/30/07 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
47,650	CHF	06/08/07	$39,637	$39,583	$54
338,027	EUR	06/08/07	455,956	461,974	(6,018)
8,883	GBP	06/08/07	17,725	17,759	(34)
12,342,941	JPY	06/08/07	104,919	103,831	1,088
450,000	NOK	06/08/07	74,079	75,722	(1,643)
			$692,316	$698,869	$(6,553)

#	For cross-currency exchange contracts, the settlement value is the market value at 04/30/07 of the currency being sold, and the value at 04/30/07 is the market value of the currency being purchased.

ABBREVIATIONS:

(a)—	Non-income producing security.

(l)—	All or a portion of these securities are segregated for current or potential holdings with the custodian for forward foreign currency contracts.

ADR—	American Depositary Receipt

AUD—	Australian Dollar

CAD—	Canadian Dollar

CHF—	Swiss Franc

EUR—	Euro

GBP—	British Pound

HKD—	Hong Kong Dollar

JPY—	Japanese Yen

NOK—	Norwegian Krone

SEK—	Swedish Krona

SGD—	Singapore Dollar

USD—	United States Dollar

The market value and percentage of the investments that are fair valued under the fair valuation policy for international investments as described in Note 2A are $2,167,806 and 69.4% of net assets, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN FUNDS        APRIL 30, 2007

STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2007 (Unaudited)

Global Focus Fund
ASSETS:
Investments in non-affiliates, at value	$2,926,711
Cash	29,301
Foreign currency, at value	24,943
Receivables:
Investment securities sold	209,821
Interest and dividends	6,762
Tax reclaims	250
Unrealized appreciation on forward foreign currency exchange contracts	4,363
Due from advisor	14,151
Total Assets	3,216,302

LIABILITIES:
Payables:
Investment securities purchased	71,069
Unrealized depreciation on forward foreign currency exchange contracts	9,189
Accrued liabilities:
Shareholder servicing fees	473
Distribution fees	163
Custodian and accounting fees	3,395
Trustees’ and Officers’ fees	3
Other	10,184
Total Liabilities	94,476
Net Assets	$3,121,826

NET ASSETS:
Paid in capital	$3,000,000
Accumulated undistributed (distributions in excess of) net investment income	7,734
Accumulated net realized gains (losses)	14,801
Net unrealized appreciation (depreciation)	99,291
Total Net Assets	$3,121,826
Net Assets:
Class A	$208,090
Class C	208,008
R Class	104,082
Select Class	2,601,646
Total	$3,121,826

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	13,333
Class C	13,333
R Class	6,667
Select Class	166,667

Net Asset Value:
Class A — Redemption price per share	$15.61
Class C — Offering price per share (a)	15.60
R Class — Offering and redemption price per share	15.61
Select Class — Offering and redemption price per share	15.61
Class A maximum sales charge	5.25%
Class A maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$16.47

Cost of investments	$2,822,568
Cost of foreign currency	24,943

(a)	Redemption price for Class C Shares varies based upon the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   5

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2007 (Unaudited) (a)

Global Focus Fund
INVESTMENT INCOME:
Dividend income	$11,852
Foreign taxes withheld	(1,035)
Total investment income	10,817

EXPENSES:
Investment advisory fees	1,958
Administration fees	251
Distribution fees:
Class A	41
Class C	122
Shareholder servicing fees:
Class A	41
Class C	41
R Class	4
Select Class	510
Custodian and accounting fees	3,455
Professional fees	4,990
Trustees’ and Officers’ fees	3
Printing and mailing costs	1,662
Registration and filing fees	5,401
Transfer agent fees	768
Other	318
Total expenses	19,565
Less amounts waived	(2,331)
Less expense reimbursements	(14,151)
Net expenses	3,083
Net investment income (loss)	7,734

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	18,246
Foreign currency transactions	(3,445)
Net realized gain (loss)	14,801
Change in net unrealized appreciation (depreciation) of:
Investments	104,143
Foreign currency translations	(4,852)
Change in net unrealized appreciation (depreciation)	99,291
Net realized/unrealized gains (losses)	114,092
Change in net assets resulting from operations	$121,826

(a)	Commencement of operations was March 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN FUNDS        APRIL 30, 2007

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED APRIL 30, 2007 (Unaudited) (a)

Global Focus Fund
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,734
Net realized gain (loss)	14,801
Change in net unrealized appreciation (depreciation)	99,291
Change in net assets resulting from operations	121,826

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	3,000,000

NET ASSETS:
Change in net assets	3,121,826
Beginning of period	—
End of period	$3,121,826
Accumulated undistributed (distributions in excess of) net investment income	$7,734

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$200,000
Change in net assets from Class A capital transactions	$200,000
Class C
Proceeds from shares issued	$200,000
Change in net assets from Class C capital transactions	$200,000
R Class
Proceeds from shares issued	$100,000
Change in net assets from R Class capital transactions	$100,000
Select Class
Proceeds from shares issued	$2,500,000
Change in net assets from Select Class capital transactions	$2,500,000

SHARE TRANSACTIONS:
Class A
Issued	13,333
Change in Class A Shares	13,333
Class C
Issued	13,333
Change in Class C Shares	13,333
R Class
Issued	6,667
Change in R Class Shares	6,667
Select Class
Issued	166,667
Change in Select Class Shares	166,667

(a)	Commencement of operations was March 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   7

FINANCIAL HIGHLIGHTS
FOR THE PERIOD INDICATED

	Per share operating performance
	Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (b)(c)
Class A
March 30, 2007(d) through April 30, 2007 (Unaudited)	$15.00	$0.04	(e)	$0.57	$0.61	$15.61	4.07%

Class C
March 30, 2007(d) through April 30, 2007 (Unaudited)	15.00	0.03	(e)	0.57	0.60	15.60	4.00

R Class
March 30, 2007(d) through April 30, 2007 (Unaudited)	15.00	0.04	(e)	0.57	0.61	15.61	4.07

Select Class
March 30, 2007(d) through April 30, 2007 (Unaudited)	15.00	0.04	(e)	0.57	0.61	15.61	4.07

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN FUNDS        APRIL 30, 2007

Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$208	1.45%	2.97%	8.18%	15%

208	1.95	2.47	8.67	15

104	1.00	3.42	7.72	15

2,602	1.20	3.22	7.92	15

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2007        JPMORGAN FUNDS   9

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (“the Fund”) covered by this report:

Classes Offered
Global Focus Fund	Class A, Class C, R Class and Select Class

The Fund commenced operations on March 30, 2007. Currently the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge. No sales charges are assessed with respect to the R Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

10   JPMORGAN FUNDS        APRIL 30, 2007

C. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund’s exposure to foreign currency exchange fluctuations. The Fund may also enter into forward foreign currency exchange contracts in an attempt to generate gains to the Fund. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of April 30, 2007, the Fund had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I. Redemption Fees — Generally, shares of the Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

J. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the interpretation did not have an impact to the Fund’s financial statements upon adoption. Management continually reviews the Fund’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, on going analyses of tax laws, regulations and interpretations, thereof.

APRIL 30, 2007        JPMORGAN FUNDS   11

NOTES TO FINANCIAL STATEMENTS
AS OF APRIL 30, 2007 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.80% of the Fund’s average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Fund may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Fund in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

For the period ended, there were no waivers/reimbursements resulting from investments in the money market funds.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended April 30, 2007, the Distributor did not retain any fees.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	R Class	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	R Class	Select Class
1.45%	1.95%	1.00%	1.20%

The contractual expense limitation agreements were in effect for the period ended April 30, 2007. The expense limitation percentages in the table above are in place until at least March 21, 2008.

12   JPMORGAN FUNDS        APRIL 30, 2007

For the period ended April 30, 2007, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$1,958	$251	$122	$2,331	$14,151

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the period ended April 30, 2007, the Fund incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the period ended April 30, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$3,238,758	$434,436

During the period ended April 30, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,822,568	$126,902	$22,759	$104,143

6. Concentrations and Indemnifications

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2007, substantially all of the Fund’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

The Fund’s shares are currently held by the Fund’s investment advisor. From time to time, the Fund’s investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

APRIL 30, 2007        JPMORGAN FUNDS   13

TRUSTEES
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	136	None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	136	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	136	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	136
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	136	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	136	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	136	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	136	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

14   JPMORGAN FUNDS        APRIL 30, 2007

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	136	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	136	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	136	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	136	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	136
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (136 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

APRIL 30, 2007        JPMORGAN FUNDS   15

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

16   JPMORGAN FUNDS        APRIL 30, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
April 30, 2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2006, and continued to hold your shares at the end of the reporting period, April 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2006	Ending Account Value, April 30, 2007	Expenses Paid During November 1, 2006 to April 30, 2007	Annualized Expense Ratio
Global Focus Fund
Class A
Actual*	$1,000.00	$1,040.70	$1.18	1.45%
Hypothetical**	1,000.00	1,017.60	7.25	1.45
Class C
Actual*	1,000.00	1,040.00	1.58	1.95
Hypothetical**	1,000.00	1,015.12	9.74	1.95
R Class
Actual*	1,000.00	1,040.70	0.81	1.00
Hypothetical**	1,000.00	1,019.84	5.01	1.00
Select Class
Actual*	1,000.00	1,040.70	0.97	1.20
Hypothetical**	1,000.00	1,018.84	6.01	1.20

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 29/365 (to reflect the actual period). The Fund commenced operations on March 30, 2007.

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund commenced operations on March 30, 2007.

APRIL 30, 2007        JPMORGAN FUNDS   17

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. April 2007.	SAN-GLOBALFOC-407

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

July 06, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

July 06, 2007

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer